SCHEDULE 14A
                    Information Required in Proxy Statement
                                (Rule 14a-101)
                           SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                              (Amendment No.   )


Filed by the Registrant                         /X/
Filed by a Party other than the Registrant      /   /

Check the appropriate box:
/   / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) / X / Definitive Proxy Statement / X / Definitive Additional Materials / / Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                      OPPENHEIMER NEW YORK MUNICIPAL FUND

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               (Name of Registrant as Specified in its Charter)



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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X / No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:
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/   / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)   Amount Previously Paid:
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(2)   Form, Schedule or Registration Statement No.:
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(3)   Filing Party:
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(4)   Date Filed:

                   The New York Tax-Exempt Income Fund, Inc.


                    PROXY FOR SPECIAL SHAREHOLDERS MEETING
                          TO BE HELD October 26, 1998


     The undersigned shareholder of The New York Tax-Exempt Income Fund, Inc. (the "Fund"), does hereby appoint George C. Bowen, Rendle Myer, Robert Bishop and Scott Farrar, and each of them acting individually, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on October 26, 1998, at 6803 South Tucson Way, Englewood, Colorado, at 10:00 A.M., MST, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE --- REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED. ---

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:

     Approval of the Reorganization, including the Reorganization Agreement, which contemplates the transfer of substantially all the assets of the Fund to Oppenheimer New York Municipal Fund ("ONYMF") in exchange for Class A shares of ONYMF and the distribution of such shares of ONYMF to the shareholders of the Fund (other than those that have properly exercised dissenter's rights under Minnesota law) in complete liquidation of the Fund, the deregistration of the Fund as an investment company under the Investment Company Act of 1940, as amended, and the cancellation of the outstanding shares of the Fund.

      FOR____AGAINST____ABSTAIN____



                                    Dated:___________________________, 1998
                                                (Month)           (Day)

                                          -----------------------------------
                                                      Signature(s)

                                          -----------------------------------
                                                      Signature(s)

                                          Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

Bridget A. Macaskill
President and
Chief Executive Officer

                                          September 24, 1998

Dear New York Tax-Exempt Income Fund, In. Shareholder,

      We have scheduled a shareholder meeting on October 26, 1998 for you to decide upon an important proposal for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

      Your Board of Directors believes the matter being proposed for approval is in the best interests of the Fund and its shareholders and recommends a vote "for" the Proposal. Regardless of the number of shares you own, it is important that your shares be represented and voted. So we urge you to consider the Proposal carefully and to make your vote count.

How do you vote?

      To vote, simply complete the ballot by marking your choice, sign it and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund--a portion of which is owned by you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

      You are being asked to consider and approve a proposal to reorganize the Fund, a closed-end fund, with an open-end investment company. By reorganizing the Fund with an open-end fund, shareholders will have the ongoing right to redeem their shares at a price based on the net asset value of the shares rather than a price set in the market. This would eliminate the current market discount from net asset value. If the Proposal described in the accompanying proxy statement is not approved, the Fund will continue operating as a closed-end fund. Neither the Fund nor its shareholders will realize any capital gain or loss for tax purposes if the Fund is reorganized with Oppenheimer New York Municipal Fund.

      Your Board of Directors believes that the interests of the shareholders are best served by reorganizing the Fund into Oppenheimer New York Municipal Fund and allowing shareholders to invest in a vehicle with similar investment objectives and strategies as their original investment. In addition, since the Fund has been trading at a discount, its shareholders would benefit from the reorganization, as explained in the proxy.

      Please read the enclosed proxy statement for complete details on these proposals. Of course, if you have any questions, please contact your financial advisor or call us at 1-800-525-7048.

      As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets,

                                          Sincerely,

                                         /s/  Bridget A. Macaskill

                       THE NEW YORK TAX-EXEMPT INCOME FUND, INC.
                                 6803 South Tucson Way
                               Englewood, Colorado 80112



                                                September 21, 1998


Dear Shareholder:


            Enclosed for your consideration are proxy materials relating to the proposed reorganization (the "Reorganization") of The New York Tax-Exempt Income Fund, Inc. (the "Fund"). The reorganization involves the transfer of the Fund's assets to Oppenheimer New York Municipal Fund ("ONYMF") in exchange for Class A shares of ONYMF, the distribution of those ONYMF shares to Fund shareholders in a complete liquidation of the Fund and the cancellation of the Fund's outstanding shares. As described in the accompanying materials, the value of the ONYMF shares received by the Fund will be equivalent to the net asset value of the Fund assets sold to ONYMF.


            As a result of the Reorganization, shareholders of the Fund would become shareholders of ONYMF. As more fully described in the accompanying proxy materials, the shares of ONYMF would be received by Fund shareholders without payment of a sales charge and may be redeemed by shareholders on any business day.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            Shareholders are urged to carefully  review the  accompanying  proxy
materials,   including  all  exhibits  thereto,   in  considering  the  proposed
transaction.

                                          Very truly yours,

                                       The New York Tax-Exempt Income Fund, Inc.

                                    By: __________________
                                                Andrew J. Donohue, Secretary

                       THE NEW YORK TAX-EXEMPT INCOME FUND, INC.
                                 6803 South Tucson Way
                               Englewood, Colorado 80112


                       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              TO BE HELD October 26, 1998


To the Shareholders of The New York Tax-Exempt Income Fund, Inc.:


      Notice is hereby given that a Special Meeting of the Shareholders of The New York Tax-Exempt Income Fund, Inc. (the "Fund") will be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 10:00 A.M., MST time, on October 26, 1998, or any adjournments thereof (the "Meeting"), for the following purposes:


   1. To approve or disapprove an Agreement and Plan of Reorganization (the "Reorganization Agreement"), by and between the Fund and Oppenheimer New York Municipal Fund ("ONYMF"), and the transactions contemplated thereby (the "Reorganization"), including (a) the transfer of substantially all the assets of the Fund to ONYMF in exchange for Class A shares of ONYMF,
   (b) the distribution of such ONYMF shares to the shareholders of the Fund (other than shareholders who have properly exercised their dissenters' rights under Minnesota law) in complete liquidation of the Fund and (c) the cancellation of the outstanding shares of the Fund. A vote in favor of the Reorganization by a shareholder of the Fund will also constitute a vote in favor of the liquidation of the Fund and the termination of its registration under the Investment Company Act of 1940, as amended.

   2. To act upon such other matters as may properly come before the Meeting.


     Shareholders of record at the close of business on September 15, 1998 are entitled to notice of, and to vote at, the Meeting. A copy of Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, which sets forth the procedures to be followed by Fund shareholders who choose to exercise dissenters' rights under Minnesota law, is attached as Exhibit C to the accompanying Proxy Statement and Prospectus. The Proposal is more fully discussed in the Proxy Statement and Prospectus. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of the Fund recommends a vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


By Order of the Board of Directors,


Andrew J. Donohue, Secretary
September 21, 1998

--------------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to sign, date and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                       THE NEW YORK TAX-EXEMPT INCOME FUND, INC.
                                 6803 South Tucson Way
                               Englewood, Colorado 80112
                                    1-800-647-7374

                                    PROXY STATEMENT
                                 --------------------

                         OPPENHEIMER NEW YORK MUNICIPAL FUND
                 Two World Trade Center, New York, New York 10048-0203
                                    1-800-525-7048

                                      PROSPECTUS
                                 --------------------

                       FOR A SPECIAL  MEETING  OF  SHAREHOLDERS  OF THE NEW YORK
                      TAX-EXEMPT INCOME FUND, INC.

                            TO BE HELD ON October 26, 1998


This Proxy Statement of The New York Tax-Exempt Income Fund, Inc. (the "Fund") relates to the Agreement and Plan of Reorganization (the "Reorganization Agreement") and the transactions contemplated thereby (the "Reorganization") between the Fund and Oppenheimer New York Municipal Fund ("ONYMF"). This Proxy Statement also constitutes a Prospectus of ONYMF included in a Registration Statement on Form N-14 filed by ONYMF with the Securities and Exchange Commission (the "SEC"). Such Registration Statement relates to the registration of shares of ONYMF to be offered to the shareholders of the Fund pursuant to the Reorganization Agreement.


This Proxy Statement and Prospectus sets forth information about ONYMF and the Reorganization that shareholders of the Fund should know before voting on the Reorganization. A copy of the Prospectus for ONYMF, dated January 12, 1998, as supplemented May 15, 1998 is enclosed, and incorporated herein by reference. A Statement of Additional Information about ONYMF, dated January 12, 1998, as supplemented May 15, 1998, has been filed with the SEC and is available without charge upon written request to OppenheimerFunds Services, the transfer and shareholder servicing agent for ONYMF, at P.O. Box 5270, Denver, Colorado 80217, or by calling the toll-free number shown above. The Statement of Additional Information for ONYMF, which is incorporated herein by reference, contains more detailed information about ONYMF and its management. A Statement of Additional Information relating to the Reorganization, dated September 16, 1998, has been filed with the SEC as part of the ONYMF Registration Statement on Form N-14 and is incorporated herein by reference, and is available by written request to OppenheimerFunds Services at the same address listed above or by calling the toll-free number shown above.


Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED ON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Proxy Statement and Prospectus is dated September 16, 1998.

                                   TABLE OF CONTENTS
                            PROXY STATEMENT AND PROSPECTUS
                                                                     Page
Introduction.............................................................
   General..............................................................1
   Record Date; Vote Required; Share Information........................2
   Proxies..............................................................3
   Costs of the Solicitation and the Reorganization.....................4
Comparative Fee Table...................................................5
Synopsis................................................................8
   Parties to the Reorganization........................................9
   The Reorganization      .............................................9
   Tax Consequences of the Reorganization..............................10
   Reasons for the Reorganization......................................10
   Investment Objectives and Policies..................................11
   Investment Advisory and Distribution and Service Plan Fees............
   Purchases, Exchanges and Redemptions................................12
   Principal Risk Factor...............................................13
The Reorganization (The Proposal)......................................16
   Reasons for the Reorganization......................................16
   The Reorganization Agreement........................................18
   Tax Aspects of the Reorganization...................................19
   Capitalization Table (Unaudited)....................................21
   The Reorganization - Statutory Rights to Receive Payment for Shares.21 Comparison of Investment Objectives and Policies
   Investment Objectives and Policies..................................22
   Special Investment Methods..........................................24
   Investment Restrictions.............................................33
   Description of Brokerage Practices..................................37
   Expense Ratios and Performance......................................39
   Shareholder Services................................................39
   Rights of Shareholders..............................................40
   Management and Distribution Arrangements............................42
   Purchase of Additional Shares.......................................44
   Dividends and Distributions.........................................44
Method of Carrying Out the Reorganization .............................45
Additional Information.................................................47
   Financial Information...............................................47
   Public Information..................................................47

Other Business.........................................................48
Exhibit A - Agreement and Plan of Reorganization by and between The New
York Tax-Exempt Income Fund, Inc. and Oppenheimer New York Municipal Fund A-1 Exhibit B - Average Annual Total Returns for the Periods Ended 6/30/98... B-1
Exhibit C - Rights of Dissenting Shareholders............................  C-1

                                     INTRODUCTION
General


The New York Tax-Exempt Income Fund, Inc. (the "Fund"), a Minnesota corporation registered with the Securities and Exchange Commission (the "SEC") as a closed-end investment company, is furnishing this Proxy Statement and Prospectus to its shareholders in connection with the solicitation by the Board of Directors of the Fund (the "Board") of proxies to be used at the Special Meeting of Shareholders of the Fund to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 10:00 A.M., MST, on October 26, 1998, and any adjournments thereof (the "Meeting"). It is expected that this Proxy Statement and Prospectus will be mailed on or about September 21, 1998.


At the Meeting, shareholders of the Fund will be asked to consider and vote upon an agreement and plan of reorganization (the "Reorganization Agreement"), by and between the Fund and Oppenheimer New York Municipal Fund ("ONYMF"), a Massachusetts business trust registered with the SEC as an open-end investment company, and the transactions contemplated by the Reorganization Agreement (the "Reorganization"). The Reorganization Agreement provides for the transfer of substantially all of the assets of the Fund to ONYMF in exchange for Class A shares of ONYMF, the distribution of such ONYMF shares to the shareholders of the Fund (other than shareholders who have properly exercised their dissenters' rights under Minnesota law) in complete liquidation of the Fund, the deregistration of the Fund as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and the cancellation of the outstanding shares of common stock, par value $0.01 per share, of the Fund (the "Common Shares"). A copy of the Reorganization Agreement is attached hereto as Exhibit A and is incorporated by reference herein.


ONYMF is an open-end management investment company with the investment objective of seeking the maximum current income exempt from Federal, New York State and New York City income taxes for individual investors that is consistent with the preservation of capital. ONYMF currently offers three classes of shares: Class A shares, with a sales charge imposed at the time of purchase subject to certain exceptions; Class B shares, with a declining sales charge imposed on a contingent deferred basis on most redemptions of such shares within six years of their purchase; and Class C shares, with a sales charge imposed on a contingent deferred basis on most redemptions of shares within one year of purchase. Class B and Class C shares are also subject to an asset-based sales charge. The shares to be issued by ONYMF pursuant to the Reorganization will be Class A shares issued at net asset value without a sales charge. Both the Fund and ONYMF have the same investment advisor, OppenheimerFunds, Inc. (the "Manager"). Unless otherwise specified herein and unless the context otherwise requires, all further references in this Proxy Statement and Prospectus to shares of ONYMF and shareholders of ONYMF shall be deemed to refer to Class A shares of ONYMF and holders of Class A shares of ONYMF, respectively. Further information relating to Class B and Class C shares of ONYMF is set forth in the current Prospectus of ONYMF accompanying this Proxy Statement and Prospectus and is incorporated herein by reference.


As a result of the Reorganization, each Fund shareholder will receive that number of full and fractional ONYMF shares equal in value to such shareholder's pro rata interest in the assets transferred to ONYMF as of the close of business of the New York Stock Exchange on the business day immediately preceding the closing date (the

"Valuation Date") scheduled for the Reorganization (the "Closing Date"). It is expected that the Fund will suspend trading of its shares on the American Stock Exchange approximately 3 days prior to the Valuation Date in order to allow all transactions to settle in time for the Reorganization.

As described elsewhere in this Proxy Statement and Prospectus, holders of Common Shares outstanding on the Valuation Date who have not voted in favor of the Reorganization and who have elected to receive payment with respect thereto pursuant to Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act

will not be entitled to receive ONYMF shares as provided above but will only be entitled to receive payment of the "fair value" of Common Shares. See "The Reorganization - Statutory Rights to Receive Payment for Shares."

Record Date; Vote Required; Share Information


The Board of Directors of the Fund has fixed the close of business on September 15, 1998 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. An affirmative vote of the holders of at least 662/3% of the outstanding Common Shares is required to approve the Reorganization. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only shareholders of the Fund will vote on the Reorganization. The vote of shareholders of ONYMF is not being solicited.

This Proxy Statement and Prospectus is being furnished to the shareholders of the Fund in connection with the solicitation by the Board of proxies to be used at the Special Meeting of Shareholders of the Fund to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., MST, on October 26, 1998, and any adjournments thereof. At the Meeting, Fund shareholders will consider and vote upon the Reorganization Agreement, and the transactions contemplated thereby, including the transfer of substantially all of the assets of the Fund to ONYMF in exchange for shares of ONYMF, the distribution of such ONYMF shares to the shareholders of the Fund (other than shareholders who have properly exercised their dissenters' rights under Minnesota law) in complete liquidation of the Fund, the deregistration of the Fund as an investment company under the 1940 Act and the cancellation of the Common Shares.

As of the close of business on the Record Date, there were 2,517,889 Common Shares issued and outstanding; the Common Shares are the only authorized shares of capital stock of the Fund. To the knowledge of the Fund, as of the Record Date, no person owned of record or beneficially owned 5% or more of its outstanding shares except for Prudential Securities, Inc., One York Plaza, Floor 8, New York, New York 10004, which owned 355,205 shares (14.11% of the shares); Advest, Inc.,90 State House Square, Suite 5, Hartford Connecticut 06103, which owned 150,241 shares (5.97% of the shares); Smith Barney, Inc., 388 Greenwich Street, 30th Floor, New York, New York 10013-2375, which owned 155,694 shares (6.18% of the shares); and Merrill Lynch Pierce Fenner and Smith, Inc., 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 33246 which owned 133,781 shares (5.31% of the shares). The Manager has been advised that the shares held by these firms are held for the benefit of their respective customers.


Proxies


The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.


Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. Broker "non-votes" exist where a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on the matter. Shares represented in person or by proxy (including shares which abstain on the Proposal, including broker "non- votes") will be counted for purposes of determining the number of shares that are present and are entitled to vote on the Proposal, but will not be counted as a vote in favor of such Proposal. Accordingly, an abstention from voting on the Proposal or a broker "non-vote" will have the same legal effect as a vote against the Proposal. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of the Fund at 6803 South Tucson Way, Englewood, Colorado 80112 (if received in time to be acted upon); (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the Proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the Proposal, against any such adjournment. Any adjourned session or sessions may be held within 120 days after the date set for the original Meeting without the necessity of further notice.

Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by the Fund. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of the Fund or officers and employees of the transfer agent for the Fund, Shareholder Financial Services, Inc., personally or by telephone or telegraph; any expenses so incurred will be borne by Shareholder Financial Services, Inc. Proxies may also be solicited by a proxy solicitation firm hired at the Fund's expense for such purpose. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by the Fund for their reasonable out-of-pocket expenses.

With respect to the Reorganization, the Fund and ONYMF will bear the cost of their respective tax opinions. Any other out-of-pocket expenses of the Fund and ONYMF associated with the Reorganization, including legal, accounting and transfer agent expenses, will be borne by the Fund and ONYMF, respectively, in the amounts so incurred by each.

                                 COMPARATIVE FEE TABLE


The Fund and ONYMF each pay a variety of expenses for management of their assets, administration, distribution of their shares and other services, and those expenses are reflected in each fund's net asset value per share. Shareholders pay other expenses directly, such as sales charges or commissions. The following table is provided to help you compare the direct expenses of investing in the Fund with the direct expenses of investing in each class of ONYMF and the pro forma expenses of the surviving fund after giving effect to the reorganization.


Shareholder Transaction Expenses


                           The Fund     Class A       Class B     Class C
                                        Shares of     Shares of   Shares of
                                        ONYMF and     ONYMF       ONYMF
                                        ONYMF as
                                        the surviving
                                        fund
--------------------------------------------------------------------------------
Maximum Sales Charge        none        4.75%         None        None
on Purchases (as a %
of offering price)
--------------------------------------------------------------------------------

Maximum

Deferred Sales              None          None(1)     5% in the(2)1% if(2)
Charge (as a %                                        first year  shares
of the lower                                          declining   are
of the original                                       to 1% in    redeemed

 purchase price                                       the sixth   within 12
or redemption                                         year and    months of
proceeds)                                             eliminated  purchase
                                                      thereafter

--------------------------------------------------------------------------------

Maximum

Sales Charge on             None          None        None        None
Reinvested Dividends
--------------------------------------------------------------------------------
Exchange Fee                None          None        None        None
--------------------------------------------------------------------------------
Redemption Fee              None(3)       None        None        None
--------------------------------------------------------------------------------
(1) If you invest more than $1 million ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" in ONYMF's Prospectus) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. (2) See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares" in ONYMF's Prospectus. (3) Purchases and sales made on the American Stock Exchange are generally subject to brokerage commissions. Customarily, these are approximately 1% of the purchase price or sale proceeds but may be less or more than 1% depending on the size of the transaction, the broker selected and other factors. There are no purchase or redemption fees charged by the Fund.


Annual Fund Operating Expenses. The following tables are the operating expenses of shares of the Fund and the operating expenses of Class A, Class B and Class C shares of ONYMF. These tables are based on expenses for the twelve month period ended June 30, 1998. The pro forma information is an estimate of the business expenses of the surviving ONYMF after giving effect to the reorganization. All amounts shown are a percentage of net assets of each class of each of the funds.



                      The Fund        ONYMF      ONYMF      ONYMF      Pro Forma Surviving
                                      Class A    Class B    Class C    ONYMF Class A


Management Fees         0.50%         0.52%      0.52%      0.52%      0.52%
12b-1 Plan Fees         none          0.23%      1.00%      1.00%      0.23%
Other Expenses          0.37%         0.12%      0.12%      0.12%      0.12%
Total Fund Operating
 Expenses               0.87%         0.87%      1.64%      1.64%      0.87%

The 12b-1 fees for Class A shares of ONYMF are service plan fees. The service plan fees are a maximum of 0.25% of average annual net assets of Class A shares of ONYMF. The service plan fee for Class A shares does not apply to certain shares purchased prior to the adoption of the plan which is why the 12b-1 fees for Class A shares are lower than 0.25%. The 12b-1 fees for Class B and Class C shares of ONYMF are Distribution and Service Plan fees which include a service fee of 0.25% and an asset-based sales charge of 0.75%.


Examples

To try and show the effect of the expenses on an investment over time, the hypothetical examples shown below have been created. Assume that you make a $1,000 investment in shares of the Fund, or Class A, Class B and Class C shares of ONYMF, or Class A, Class B and Class C shares of the pro forma surviving ONYMF and that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

                                    1 year        3 years     5 years      10 years*

The Fund                            $9            $27         $47          $105

ONYMF
     Class A Shares                 $56           $74         $93          $149
     Class B Shares                 $67           $81         $109         $154
     Class C Shares                 $27           $51         $89          $193

Pro Forma Surviving ONYMF
     Class A Shares                 $56           $74         $93          $149
     Class B Shares                 $67           $81         $109         $154
     Class C Shares                 $27           $51         $89          $193


If you did not redeem your investment, it would incur the following expenses:

                                    1 year        3 years     5 years      10 years*

The Fund                            $9            $27         $47          $105

ONYMF
     Class A Shares                 $56           $74         $93          $149
     Class B Shares                 $17           $51         $89          $154
     Class C Shares                 $17           $51         $89          $193

Pro Forma Surviving ONYMF
     Class A Shares                 $56           $74         $93          $149
     Class B Shares                 $17           $51         $89          $154
     Class C Shares                 $17           $51         $89          $193


* In the first example for ONYMF, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example for ONYMF (if you did not redeem your shares), Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. Purchases and sales made of shares of the Fund on the American Stock Exchange are generally subject to brokerage commissions which are not included in these examples. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because ONYMF automatically converts your Class B shares into Class A shares after 6 years. Long term Class B and C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations, because of the effect of the asset-based sales charge and contingent deferred sales charge. The automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur.


The examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the funds, all of which may be more or less than the amounts shown.

                                   SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of the Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and by the Reorganization Agreement, a copy of which is attached as Exhibit A hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of ONYMF which accompanies this Proxy Statement and Prospectus and is incorporated herein by reference.

Parties to the Reorganization


The Fund was incorporated in 1987 as a Minnesota corporation and has operated as a closed-end investment company registered with the SEC. The Fund is managed by a Board of Directors, 1/3 of whom are elected annually by the shareholders of the Fund.


ONYMF is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust. ONYMF is managed by a Board of Trustees which has overall responsibility for the management of ONYMF. ONYMF is not required to hold annual shareholder meetings.


There are certain differences between open-end and closed-end investment companies and between Minnesota corporations and Massachusetts business trusts. Such differences, as well as additional information about the parties, is set forth below. See "Comparison of Investment Objectives and Policies" and "Rights of Shareholders." below.


The Reorganization


The Reorganization Agreement provides for the transfer of substantially all the assets of the Fund to ONYMF in exchange for Class A shares of ONYMF. The net asset value of ONYMF Class A shares issued in the exchange will equal the value of the assets of the Fund received by ONYMF. In conjunction with the closing, the Fund will distribute the shares of ONYMF received by the Fund on the Closing Date to holders of Common Shares issued and outstanding as of the Valuation Date (other than shareholders who have properly exercised their dissenters' rights under Minnesota law) in complete liquidation of the Fund and the Fund will thereafter be deregistered under the 1940 Act. As a result of the Reorganization, each Fund shareholder will receive that number of full and fractional ONYMF shares equal in value to such shareholder's pro rata interest in the assets transferred to ONYMF as of the Valuation Date. The Board has determined that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization. For the reasons set forth below under "The Reorganization - Reasons for the Reorganization," the Board, including the directors who are not "interested persons" of the Fund, as that term is defined in the 1940 Act ("Independent Directors"), has concluded that the Reorganization is in the best interests of the Fund and its shareholders and recommends approval of the Reorganization by Fund shareholders. If the Reorganization is not approved, the Fund will continue in existence and the Board will determine whether to pursue alternative actions.


Tax Consequences of the Reorganization

In the opinion of Deloitte & Touche LLP, tax adviser to the Fund, the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. As a result, it is expected that no gain or loss will be recognized by either fund, or by the shareholders of either fund for Federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization - Tax Aspects of the Reorganization" below.

Reasons for the Reorganization


The Fund is a small closed-end fund that has historically traded on the American Stock Exchange at a premium to its net asset value; however, the Fund has recently begun trading at a discount because of a decline in its net investment income. Recognizing the fact that it is not possible to accurately predict when the interest income of the Fund might increase and in reviewing the fact that the Fund is now trading at a discount, the Board considered what action it might take to limit or remove that discount. The Board considered a number of different options including reducing or eliminating the market value discount by having the Fund either repurchase shares in the open market or make a tender offer for a portion of the shares at net asset value. The Board also considered liquidating the Fund, converting the Fund to an open-end mutual fund, reorganizing the Fund with a larger open-end fund that had a similar investment objective or permitting the Fund to continue as it exists today. Because the Fund is a relatively small fund, the Board determined that it was not practical to repurchase shares in the open market or make a tender offer for a portion of the shares of the Fund or to simply open-end the Fund. In each case, this would not be economically beneficial because the ongoing costs per share to the remaining shareholders of the Fund would increase with such a small fund. Additionally, many closed-end funds have experienced a large number of redemptions when they converted from closed-end to open-end mutual funds and therefore if the Fund were simply converted to an open-end fund, it is likely that the size of the Fund would be further reduced which would have the practical effect of further increasing the expense ratios of the Fund. The Board also believed that the liquidation of the Fund would not be in the shareholder's best interests because such a liquidation would be a taxable event for the shareholders and would force the shareholders to recognize any gains or losses at a time when it may not be in their best interests. It would also prevent the shareholders from continuing to invest in a product they desired to hold. Allowing the Fund to continue to trade at a discount would also not be in the best interests of shareholders because shareholders would not be able to sell their shares except at a discount to their net asset value.


Accordingly, the Board felt that it was in the best interests of the shareholders of the Fund for the Fund to be reorganized into ONYMF, an open-end mutual fund with similar investment objectives and strategies. The shareholders of the Fund would benefit from a reorganization at net asset value with ONYMF because such a reorganization would immediately remove the discount and allow shareholders the ability to recognize the net asset value of their shares. Additionally, due to the open- end structure of ONYMF, shareholders would be able to take advantage of the other shareholder features available to shareholders of ONYMF such as the ability to redeem shares, without brokerage commissions, as well as other shareholder features such as checkwriting privileges and the ability to exchange their shares for shares of other Oppenheimer funds. These privileges are described in more detail in the prospectus for ONYMF.

The Board considered the fact that, on a percentage basis, the total expenses of the Fund were comparable to the total expenses of ONYMF. (Please see the "Comparative Fee Table" above). After the Reorganization, the shareholders of the Fund would be shareholders of a larger fund that could, if the combined fund were to grow in size, incur lower management fees, operating, transfer agency and other expenses. Thus economies of scale may benefit shareholders of the Fund.


In addition, the Board considered information with respect to the historical performance of the Fund and ONYMF which shows that the performance of both funds was comparable. The Board also considered that the Reorganization would be a tax free reorganization, and there would be no sales charge imposed in effecting the Reorganization. The Board concluded that the Reorganization would not result in dilution to shareholders of the Fund.


The Board considered reorganizing the Fund into another existing New York municipal open-end mutual fund in the OppenheimerFunds family of mutual funds. Based on the fact that the other New York municipal fund was run in a different manner and was managed by a different portfolio team, the Board concluded that a reorganization of the Fund into ONYMF was a more appropriate choice. ONYMF and the Fund have been managed by the same portfolio team using similar investment techniques and styles. The Board also considered the fact that shareholders of the Fund could always exchange their shares of ONYMF for shares of any of the other Oppenheimer funds after the Reorganization if the shareholders wished to own shares of another Oppenheimer fund managed by a different portfolio team. Based on the foregoing, the Board concluded that the Reorganization of the Fund into ONYMF was in the best interests of the shareholders of the Fund.


Investment Objectives and Policies

While the investment objectives and restrictions of the Fund and ONYMF are substantially the same, there are differences that should be considered by Fund shareholders.


The Fund's primary investment objective is to provide to the holders of the Fund's Common Shares, through investment in a professionally managed portfolio of tax-exempt New York Municipal Securities, current interest income exempt from both Federal income tax and New York State and New York City income taxes ("New York Municipal Securities"). It also has a secondary objective to preserve and enhance the Fund's net asset value through investments in tax-exempt New York Municipal Securities that, in the opinion of the Manager, are underrated or represent municipal market sectors that are undervalued. The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal Securities (as defined in "Comparison of Investment Objectives and Policies"). As a fundamental policy, the Fund will not invest in securities other than New York Municipal Securities and temporary investments described below. Except during temporary defensive periods, the Fund will, as a fundamental policy, invest at least 80% of its net assets in tax-exempt New York Municipal Securities. As a non-fundamental policy, 80% of the Fund's net assets will be securities rated at the time of purchase within the four highest grades for long-term securities or within the two highest grades for short-term loans, notes and commercial paper or, if unrated, judged by the Manager to be of comparable quality to Municipal Securities rated within such grades. The Fund emphasizes investments in New York Municipal Securities with long-term maturities, but the degree of such emphasis depends upon market conditions existing at the time of investment. The Fund may invest up to 20% of its net assets in unrated New York Municipal Securities or in New York Municipal Securities rated lower than the four highest grades for long-term securities, but no more than half of this amount (10% of the Fund's net assets) will be invested in such lower rated New York Municipal Securities.


The investment objective of ONYMF is to seek the maximum current income exempt from Federal, New York State and New York City income taxes for individual investors that is consistent with preservation of capital. ONYMF seeks to achieve this objective by investing in municipal obligations, the income from which is tax-exempt as described above. Under normal market conditions, ONYMF attempts to invest 100% of its invested assets, and, as a matter of fundamental policy, to invest at least 80% of its assets, in Municipal Securities. In addition, under normal market conditions, as a matter of fundamental policy, ONYMF will invest at least 65% of its total assets in New York Municipal Securities. Additionally, under normal market conditions, at least 75% of the total assets of ONYMF must be invested in Municipal Securities rated within the four highest rating categories or, if unrated, judged to be of comparable quality by the Manager. Not more than 25% of ONYMF's total assets will be invested in Municipal Securities that are rated below investment grade, that is below the four highest rating categories. Although ONYMF may invest in normal market conditions in taxable securities, ONYMF generally does not invest a substantial portion of its assets in taxable securities. ONYMF has not declared a taxable ordinary dividend in the last two years.

In times of unstable market or economic conditions, when the Manager deems it appropriate to do so, both the Fund and ONYMF may assume a temporary defensive position and invest an unlimited amount of their assets in certain temporary investments which are taxable obligations including U.S. Government securities or securities rated at the time of purchase within the two highest grades (three highest grades for ONYMF) or, if unrated, judged by the Manager to be of comparable quality to Municipal Securities rated within such grades, the income on which may be subject to either or both of New York State and New York City income taxes or to both Federal and New York income taxes.

ONYMF may also use certain special investment methods not employed by the Fund. For further discussion, see "Comparison of Investment Objectives and Policies."

Investment Advisory and Distribution and Service Plan Fees


Both the Fund and ONYMF obtain investment management services from the Manager. Under its Advisory Agreement, the Fund pays the Manager monthly an advisory fee at the rate of .50% per annum computed on the average weekly net assets of the Fund. ONYMF pays a management fee monthly to the Manager computed on the net assets of ONYMF as of the close of business each day at the following annual rate: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. ONYMF's management fee for its last fiscal year ended September 30, 1997 was 0.51% of average annual net assets for Class A, Class B and Class C shares.

ONYMF has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for its Class A shares, pursuant to which ONYMF will reimburse OppenheimerFunds Distributor, Inc. (the "Distributor"), the distributor of ONYMF's shares, quarterly for all or a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. The Distributor will use the fees received from ONYMF to compensate dealers, brokers, banks or other institutions ("Recipients") each quarter for providing personal service and maintenance of accounts that hold Class A shares. Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The current maximum annual fee payable by ONYMF pursuant to its distribution plans for Class A shares is 0.25% of average annual net assets. ONYMF also has a distribution and service plan for its Class B and Class C shares which is described in the prospectus and Statement of Additional Information for ONYMF. The Fund does not have a distribution plan. Purchases, Exchanges and Redemptions


ONYMF, through the Distributor, continuously offers redeemable securities to investors at a price based on ONYMF's net asset value at the time of issuance plus a sales charge as described in the ONYMF Prospectus. Pursuant to the Reorganization, however, shares of ONYMF issued to shareholders of the Fund will be issued at net asset value and sold without a sales charge. ONYMF's net asset value per share is calculated daily by dividing the value of ONYMF's portfolio securities plus all cash and other assets (including accrued interest and dividends received) less all liabilities (including accrued expenses) by the number of shares of ONYMF outstanding. ONYMF's net asset value is published daily by leading financial publications.

Shareholders of ONYMF may exchange their shares of ONYMF for shares of any of over 45 equity, fixed-income and money market funds for which the Distributor or an affiliate acts as the distributor. Shares of ONYMF received by Fund shareholders pursuant to the Reorganization will be eligible for exchanges at net asset value, without sales charge, pursuant to the ONYMF "Exchange Privilege" as described in the ONYMF Prospectus.


Shareholders of ONYMF may redeem their shares through checkwriting privileges, or provided that there has not been an address change in the prior 30 days, by written request, by telephone request, by facsimile request or by Internet request in an amount up to $50,000 in any seven-day period, or they may arrange to have share redemption proceeds sent to a pre-designated account at another financial institution that is an Automated Clearing House member ("AccountLink redemption"). Other redemptions may be requested by sending the transfer agent signature guaranteed instructions. Shareholders of ONYMF may reinvest redemption proceeds within six months of a redemption at net asset value in shares of ONYMF or any of numerous "Eligible Funds" within the OppenheimerFunds complex. ONYMF may redeem accounts valued at less than $200 if the account has fallen below such stated amount for reasons other than market value fluctuations and may redeem shares in amounts sufficient to compensate the Distributor for any loss due to cancellation of a share purchase order. Generally, payment for redeemed shares is made in cash; however, under certain unusual circumstances, shares may be redeemed in kind. Pursuant to the notification of election filed by ONYMF with the SEC pursuant to Rule 18f-1 under the 1940 Act, cash payment for redeemed shares made to any one shareholder during any 90-day period may be limited to the lesser of $250,000 or 1% of the net asset value of ONYMF at the beginning of the 90-day period; all excess amounts may be paid by ONYMF in assets other than cash. Additional information on services and privileges available to ONYMF shareholders is described below under "Shareholder Services."


Unlike ONYMF, the Fund is a closed-end investment company which does not redeem its shares or offer to exchange them for shares of any other investment company, and does not engage in the continuous offering of new shares.


                            PRINCIPAL RISK FACTORS

Since the Fund and ONYMF invest in similar types of securities and have substantially similar investment objectives, the Board believes that the investment risks in the Fund and ONYMF are substantially similar. In evaluating whether to approve the Reorganization and invest in ONYMF shareholders should carefully consider the following risk factors, the information set forth in this Proxy Statement and Prospectus and the more complete description of risk factors set forth in the documents incorporated by reference herein, including the prospectuses of the funds and their respective Statements of Additional Information.

Investment Risks. All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks affect the value of both funds' investments, their investment performance, and the prices of their shares. Changes in the overall market conditions and prices can occur at any time. There can be no assurance that either the Fund or ONYMF will achieve its investment objective, and the value of a share of the Fund or ONYMF upon sale or redemption could be worth more or less than the investor's cost.

Interest Rate Risks. Both funds primarily invest in municipal securities. Debt securities are subject to changes in their values due to changes in prevailing interest rates. When prevailing interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Each fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the fund's portfolio of debt securities.

Hedging and Derivative Investments Risks. Both funds may use certain hedging instruments and invest in a number of different kinds of "derivative"
investments. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the fund's return. Losses could also be experienced if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Options trading involves the payment of premiums and has special tax effects on the funds. There are also special risks in particular hedging strategies. Derivative investments are specially designed investments whose performance is linked to the performance of another investment or security. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by stock market and interest rate changes in the U.S. and abroad. All of this can mean that the fund may realize less principal or income from the investment than expected. Certain derivative investments held by the funds may trade in the over-the counter market and may be illiquid.

Lower-Grade Securities Risks. Both funds can invest a portion of their assets in securities rated below the four highest rating categories however, ONYMF has the ability to invest a greater percentage of its assets in below investment grade debt securities. These "lower-grade" securities are commonly known as "junk bonds". High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics and special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. During an economic downturn, lower-grade securities might decline in value more than investment grade securities. These risks mean that the fund may not achieve the expected income from lower-grade securities, and that the fund's net asset value per share may be affected by declines in value of these securities.

Other Risks. ONYMF is permitted to invest in certain taxable securities; distributions derived from net interest income on such taxable investments will be taxable when distributed to ONYMF shareholders. The Fund generally does not invest in taxable securities (although it may do so on a temporary basis). Additionally, both funds are subject to certain risks associated with investing in New York municipal securities because of risk factors affecting New York State and its cities and instrumentalities. Also, ONYMF is organized as a Massachusetts business trust and, pursuant to Massachusetts law, beneficial owners of the business trust could be held personally liable as partners for ONYMF's obligations; however, the risk of an ONYMF shareholder incurring any financial loss is limited to the relatively remote circumstances in which the Fund is unable to meet its obligations. See "Comparison of Investment Objectives and Policies - Rights of Shareholders."


                              THE REORGANIZATION

Reasons for the Reorganization

The Board, including the Independent Directors, has determined that the Reorganization is in the best interests of the Fund and its shareholders. In recommending the Reorganization to the shareholders of the Fund, the Board considered that the Reorganization would have the following potential benefits for shareholders of the Fund:

1. Shareholders of the Fund would have a continued participation in the tax-free bond markets through investment in ONYMF which, like the Fund, is permitted to invest in New York municipal obligations, the interest from which is not subject to Federal or New York City or New York State individual income tax. The Board concluded that both funds have substantially similar investment objectives and techniques.

2. Through the Reorganization, shareholders of the Fund will acquire, in exchange for shares of the Fund, shares of ONYMF as a tax-free event. If the Fund were liquidated, shareholders would recognize gains or losses for tax purposes.

3. Although the Fund had been trading at a premium to its net asset value as recently as February, 1998, the Fund was, as of the time of this proxy statement, trading at a discount because of a decline in its investment income. Therefore, if shareholders were to sell their shares they would realize an amount less that the net asset value of their shares of the Fund. The
Reorganization of the Fund at net asset value would therefore benefit the shareholders of the Fund by immediately eliminating any such discount.

4. Due to the open-end structure of ONYMF, shareholders will have the option of redeeming their ONYMF shares at net asset value on any business day, without brokerage commissions, as provided in the ONYMF Prospectus. Shareholders would also be able to take advantage of the other shareholder features available to shareholders of ONYMF such as checkwriting and exchanges to other Oppenheimer funds.


5. In considering the proposed Reorganization, the Board reviewed information which demonstrated that the Fund is a relatively small fund, with approximately $24.4 million in net assets as of June 30, 1998. In comparison, ONYMF had net assets of approximately $716.4 million as of the same date. It is not anticipated that the Fund will increase substantially in size in the near future. After the Reorganization, the shareholders of the Fund will be shareholders of a larger fund that might, if the combined fund were to grow in size, incur lower operating, transfer agency and other expenses. Thus economies of scale may benefit shareholders of the Fund.


6. The Board considered the fact that the total expenses of the Fund and ONYMF were comparable and that ONYMF had a service plan as permitted by Rule 12b-1 under the Investment Company Act (see "Investment Advisory and Distribution and Service Plan Fees" above), which allows ONYMF to compensate brokers and dealers who sell shares of ONYMF for continuing to provide services to shareholders of ONYMF. The Board believes that this is an essential element for an open-end mutual fund and will be of benefit to the shareholders of the combined fund.

7. The Board also considered information with respect to the historical performance of the Fund and ONYMF including the performance information contained in Exhibit B, and concluded that the performance of the funds was comparable including the dividend yields and the average annual total returns of the funds. Additionally, the Board considered the expense ratios of the Fund and found those to be comparable. (Please see "Expense Ratios and Performance," below for more information.)

The Reorganization Agreement

The Board has approved and recommended to the shareholders of the Fund that they approve the Reorganization, including the Reorganization Agreement. The terms and conditions under which the Reorganization would be consummated are set forth in the Reorganization Agreement and are summarized below. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement contemplates a reorganization under which (i) the assets of the Fund consisting of portfolio securities, cash (other than cash amounts retained by the Fund as a "Cash

Reserve" in the amount estimated by the Fund as sufficient to discharge its liabilities), and receivables would be transferred, free and clear of all liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by the Fund which have not settled and the payment of outstanding dividend checks and the fair value of dissenting shares (the "Permitted Liens")) to ONYMF on the Closing Date in exchange for shares of ONYMF, (ii) such ONYMF shares would be distributed to the shareholders of the Fund on the Valuation Date, (iii) the Fund would be liquidated and (iv) the outstanding shares of the Fund would be canceled. ONYMF will not assume and will not otherwise be responsible for any of the Fund's liabilities except for the Permitted Liens, if any.

The number of ONYMF shares to be delivered to the Fund will be determined by dividing the value of the Fund assets acquired by ONYMF by the net asset value of an ONYMF share; these values will be calculated as of the Valuation Date after the Fund's declaration and payment of any distribution by such date, using the valuation procedures consistently used by ONYMF in the ordinary course. As an illustration, if on the Valuation Date the Fund were to have securities with a market value of $95,000 and cash in the amount of $10,000 (of which $5,000 was to be retained by it as the Cash Reserve), the value of the assets which would be transferred to ONYMF would be $100,000. If the net asset value per share of ONYMF were $10 per share at the close of business on the Valuation Date, the number of shares to be issued to the Fund would be 10,000 ($100,000 / $10).
These 10,000 shares of ONYMF would be distributed by the Fund to its shareholders. This illustration does not necessarily bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.


As soon as practicable after the Closing Date, the Fund will distribute pro rata to its shareholders of record, except as hereinafter discussed, the ONYMF shares it receives. ONYMF will, in accordance with a shareholder list supplied by the Fund, cause its transfer agent to credit and confirm an appropriate number of shares of ONYMF to shareholders of the Fund Shareholders of the Fund who wish certificates representing their shares of ONYMF must, after receipt of their confirmations, make a written request to OppenheimerFunds Services, the transfer agent for ONYMF, at P.O. Box 5270, Denver, Colorado 80217. Shareholders of the Fund holding certificates representing their shares of the Fund will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates (or provide indemnities reasonably acceptable to ONYMF in respect of lost certificates) in order to receive certificates representing shares of ONYMF or to redeem, transfer or exchange their shares of ONYMF received through this reorganization.


The effect of the Reorganization will be that shareholders of the Fund who vote their shares in favor of the Reorganization will be electing to exchange their interests in the Fund for shares of ONYMF having a net asset value equal to the net asset value of their Common Shares on the Valuation Date calculated after subtracting the Cash Reserve. This exchange would be effected without a sales charge and, it is expected, without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. The Reorganization Agreement provides that on the Closing Date, the Fund will transfer to ONYMF only those assets the acquisition of which will permit ONYMF to be in compliance with all of its investment policies and restrictions. The Fund will recognize capital gain or loss on any sales of securities made prior to the Closing Date in order to comply with the foregoing. As noted in "Tax Aspects of the Reorganization" below, if the Fund realizes net capital gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as capital gain.


Tax Aspects of the Reorganization

Immediately prior to the Valuation Date referred to in the Reorganization Agreement, the Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Such dividends will be included in the taxable income (except for any portion of the dividend which may be exempt from Federal, New York State or New York City taxes) of the Fund's shareholders as ordinary income and capital gain, respectively.

The exchange of the assets of the Fund for Class A shares of ONYMF and the assumption by ONYMF of certain liabilities of the Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has represented to Deloitte & Touche LLP, tax adviser to the Fund, that to the Fund's best knowledge there is no plan or intention by any Fund shareholder who owns 5% or more of the Fund's outstanding shares, and there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of ONYMF Class A shares received in the transaction that would reduce the Fund shareholders' ownership of ONYMF shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding Fund shares as of the same date. ONYMF and the Fund have each represented to Deloitte & Touche LLP, that, as of the Closing Date, each will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, ONYMF and the Fund will receive the opinion of Deloitte & Touche LLP to the effect that, based on the Reorganization Agreement, the above representations, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:


1. The transactions contemplated by the Reorganization Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(C) of the Code.


2. The Fund and ONYMF will each qualify as "a party to a reorganization" within the meaning of Section 368(b) of the Code.

3. No gain or loss will be recognized by the shareholders of the Fund upon the distribution of Class A shares of beneficial interest in ONYMF to the shareholders of the Fund pursuant to Section 354(a)(1) of the Code.

4. Under Section 361(a) of the Code no gain or loss will be recognized by the Fund by reason of the transfer of its assets solely in exchange for Class A shares of ONYMF.

5. Under Section 1032(a) of the Code no gain or loss will be recognized by ONYMF by reason of the transfer of the Fund's assets solely in exchange for Class
   A shares of ONYMF.

6. The shareholders of the Fund will have the same tax basis and holding period for the shares of beneficial interest in ONYMF that they receive as they had for the Fund stock that they previously held, pursuant to Sections 358(a)(1) and 1223(1) of the Code, respectively.

7. The securities transferred by the Fund to ONYMF will have the same tax basis and holding period in the hands of ONYMF as they had for the Fund, pursuant to Sections 362(b) and 1223(2) of the Code, respectively.

Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, shareholders of the Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The following table sets forth the capitalization of the Fund and ONYMF as of June 30, 1998 and on a pro forma combined basis as if the Reorganization had occurred on that date.

                                                                    Net Asset
                                                  Shares            Value
                                Net Assets        Outstanding       Per Share

The Fund

                                $24,413,169       2,517,893         $9.70

ONYMF
     Class A                    $610,670,884      47,103,859        $12.96
     Class B                    $105,229,386      8,115,239         $12.97
     Class C                    $5,899,341        455,012           $12.97

ONYMF (Pro Forma Surviving Fund)
     Class A                    $635,084,053      48,987,591        $12.96
     Class B                    $105,229,386      8,115,239         $12.97
     Class C                    $5,899,341        455,012           $12.97

Reflects issuance of 1,883,732 of Class A shares of ONYMF in a tax-free exchange for the net assets of the Fund, aggregating $24,413,169.

Statutory Rights to Receive Payment for Shares


     Under Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, if the Reorganization is consummated, holders of record of Common Shares outstanding on the Valuation Date who make an election in accordance with
Section 302A.473 may be entitled to be paid the "fair value" of their Common Shares. The following summary of Sections 302A.471 and 302A.473 sets forth the procedures for demanding these statutory rights. This summary is qualified in its entirety by reference to Sections 302A.471 and 302A.473, the text of which is attached to this Proxy Statement and Prospectus as Exhibit C.

     Written Notice of Dissent. Prior to the shareholder vote with respect to the Reorganization, a holder of Common Shares who intends to enforce his or her rights under Minnesota law to receive payment of the "fair value" of such shares if the Reorganization is consummated must file with the Fund a written notice of his or her intent to demand the fair value of his or her shares. The written notice must also include such shareholder's name and residence address, and the number of shares as to which he or she dissents. A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder unless the shareholder dissents with respect to all shares that are beneficially owned by another person but are registered in the name of the shareholder and the shareholder discloses the name of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of the other shareholders. Such written notice must be sent to the Fund at 6803 South Tucson Way, Englewood, Colorado 80112, Attention: George C. Bowen, Treasurer. The return of a proxy or proxies by a Fund shareholder with instructions to vote the shares represented thereby against the Reorganization (or an abstention from voting) is not sufficient to satisfy the requirement of delivering written notice to the Fund.

     No Vote in Favor of the Reorganization. Shares for which dissenters' rights are sought must not be voted in favor of the proposal to approve the Reorganization. The submission of a signed blank proxy card will be counted as a vote in favor of the Reorganization and, therefore, will serve to waive dissenters' rights. Failure to return a proxy card, a vote against the proposal or an abstention from voting, however, will not waive dissenters' rights.

     Notice by the Fund. After the Reorganization has been approved by the Board and the shareholders, the Fund will send a notice to each shareholder of the Fund who has filed a notice of election to dissent and whose Common Shares were not voted in favor of the Reorganization that contains (i) the address to which a demand for payment and certificates must be sent in order to obtain payment and the date by which they must be received; (ii) any restrictions on the transfer of uncertificated shares that will apply after the demand for payment is received; (iii) a form to be used to certify the date on while the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and (iv) a copy of Sections 302A.471 and 302A.473 and a brief description of the procedures to be followed under these Sections. Within 30 days after such notice is given by the Fund, the shareholder must demand payment and submit certificated shares to the Fund, or to its transfer agent, which shall forthwith note conspicuously thereon a demand for fair value of the shares or comply with any restrictions on transfer of uncertificated shares

     Loss of Dissenter's Rights. Any dissenting shareholder of the Fund will have the right to withdraw his or her notice of dissent at any time prior to his or her returning the demand for payment and to accept the terms offered in the Reorganization Agreement, including the exchange of Common Shares for shares of ONYMF. In the event of a loss of dissenters' rights, the shareholder will be reinstated to all rights as a shareholder of the Fund as of the date of consummation of the Reorganization, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution, and will be obligated to exchange his or her Common Shares for ONYMF shares based on the net asset value of an ONYMF share at the close of business on the effective day of the loss of dissenters' rights, or if such day is not a business day, the next succeeding business day.

     Exclusive Remedy. The enforcement by a shareholder of his or her right to receive payment for his or her shares in the manner provided by Sections 302A.471 and 302A.473 shall exclude the enforcement by such shareholder of any other right to which he or she might otherwise be entitled by virtue of share ownership, except as provided in "Loss of Dissenters' Rights" above and except that Section 302A.471 shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him or her or the Fund.

     Loss of Rights as Shareholder. Any shareholder who has elected to dissent pursuant to Sections 302A.471 and 302A.473 retains all other rights of a shareholder until the proposed Reorganization takes effect.

     The receipt of cash pursuant to the enforcement of dissenters' rights will be a taxable event for Federal income tax purposes. See "Tax Aspects of the Reorganization" above. Any Fund shareholder who desires to enforce dissenters' rights should carefully review the Minnesota Business Corporation Act and is urged to consult his or her legal or tax advisor before electing or attempting to exercise such rights.


               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives and Policies


Both funds have similar investment objectives. The Fund's primary investment objective is to provide to the holders of the Fund's Common Shares, through investment in a professionally managed portfolio of tax-exempt New York Municipal Securities, current interest income exempt from both Federal income tax (although such interest income may be subject to the federal alternative minimum tax payable by certain shareholders which is described in ONYMF's Statement of Additional Information) and New York State and New York City income taxes. The Fund's secondary objective is to preserve and enhance the Fund's net asset value through investments in tax-exempt New York Municipal Securities that, in the opinion of the Manager, are underrated or represent municipal market sectors that are undervalued. ONYMF's investment objective is to seek the maximum current income exempt from Federal, New York State and New York City income taxes for individual investors that is consistent with the preservation of capital.


Under normal market conditions, the Fund, as a matter of fundamental policy, will invest at least 80%

of its net assets, in tax-exempt New York Municipal Securities. Additionally, as a fundamental policy, the Fund will not invest in securities other than New York Municipal Securities and temporary investments described below. Under normal market conditions, ONYMF, as a matter of fundamental policy, will invest at least 80% of its net assets, in Municipal Securities and at least 65% of its total assets in New York Municipal Securities.

Both funds generally invest a substantial portion of their assets in higher rated securities. As a non- fundamental policy, 80% of the Fund's net assets will be securities rated at the time of purchase within the four highest grades for long-term securities or within the two highest grades for short-term loans, notes and commercial paper or, if unrated, judged by the Manager to be of comparable quality to New York Municipal Securities rated within such grades. At least 75% of the total assets of ONYMF must be invested in Municipal Securities rated within the four highest rating categories or, if unrated, judged by the Manager to be of comparable quality to Municipal Securities rated within such grades. A reduction in the rating of a security after its purchase by either fund will not require the fund to dispose of such security.


ONYMF is permitted to invest up to 25% of its total assets in Municipal Securities rated below "investment grade," that is, below the four highest rating categories. The Fund may invest up to 20% of its net assets in unrated New York Municipal Securities or in New York Municipal Securities rated lower than the four highest grades for long-term securities, but no more than half of this amount (10% of the Fund's net assets) will be invested in such lower rated New York Municipal Securities. To the extent that either fund invests in unrated or lower-rated securities, there may be somewhat greater risk because such unrated or lower rated Municipal Securities, although generally offering a higher current yield than higher rated securities, are generally less liquid and involve a greater risk of non-payment of principal and interest than higher rated securities. As a non-fundamental policy, the Fund will invest in only unrated New York Municipal Securities which, in the opinion of the Manager, have credit characteristics equivalent to New York Municipal Securities which have ratings qualifying them for investment by the Fund. Also as a non-fundamental policy, the Fund will not invest in any rated New York (a) municipal bonds rated lower than "Ba" by Moody's or "BB" by S&P, Fitch or Duff & Phelps, (b) municipal notes rated "SP-2" by S&P, "MIG2" by Moody's or "F-2" by Fitch, or (c) if unrated municipal securities, judged by the Manager to be of comparable quality to municipal securities rated within the grades described in (a) or (b) above, or within comparable rating grades by another nationally recognized statistical rating organization.

Special Investment Methods

ONYMF and the Fund use the special investment methods summarized below.


Investments in Taxable Securities and Temporary Defensive Investment Strategy. As a non- fundamental policy, during temporary defensive periods (e.g. times when temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which New York Municipal Securities are available), both funds may invest any percentage of their assets in temporary investments which include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or corporate securities rated at the time of purchase within the two highest grades (three highest grades for ONYMF) or, for the Fund, if unrated, judged by the Manager to be of comparable quality to Municipal Securities rated within such grades. ONYMF may also invest in certificates of deposit of domestic banks with assets of $1 billion or more. The income on these investments may be subject to either or both of New York State and New York City income taxes or to both Federal and New York income taxes. Under normal market conditions, ONYMF may invest up to 20% of its assets in taxable investments including repurchase agreements and private activity bonds, and the Fund may invest up to 20% of its assets in private activity bonds.


When-Issued Securities. ONYMF may invest without limit in securities offered on a "when-issued" or "delayed delivery" basis. The Fund is limited to investing no more than 20% of its net assets in such securities. The price, which on these debt securities is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for when-issued securities take place at a later date. No income accrues to the fund until it takes delivery of when-issued securities and the fund is subject to the risk of adverse market fluctuations between purchase and settlement.


Hedging Instruments. Both the Fund and ONYMF may purchase and sell certain kinds of futures contracts, and options on futures and broadly-based municipal bond indices, or enter into interest rate swap agreements. ONYMF may also purchase and sell put and call options. These are all referred to as "hedging instruments." Neither fund uses hedging instruments for speculative purposes, and both funds have limits on the use of them. The funds may buy and sell options and futures for a number of purposes. They may do so to try to manage their exposure to the possibility that the prices of their portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. They may do so to try to manage their exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the fund's exposure to the market. Writing covered call options may also provide income to the funds for liquidity purposes or to raise cash to distribute to shareholders.


The Fund may attempt to hedge all or a portion of its investment portfolio against market risk by engaging in transactions in financial futures contracts or options on financial futures, including options that either are based on an index of long-term Municipal Securities or relate to debt securities whose prices are anticipated by the Manager to correlate with the prices of the Municipal Securities owned by the Fund. To accomplish such hedging, the Fund may take a position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. The use of futures and options for hedging purposes can be expected to result in taxable income to the shareholders of the Fund. With respect to its engaging in transactions involving the purchase or writing of put and call options on debt securities or indexes, the Fund will not purchase such options if more than 5% of its assets would be invested such in options, and it will only write "covered" or "secured" options, wherein the securities or cash required to be delivered upon exercise are held by the Fund, with such cash being maintained in a segregated account.

ONYMF may buy and sell futures contracts that relate to (1) broadly-based municipal bond indices and (2) interest rates. It may also buy calls only on securities, broadly-based municipal bond indices, Municipal Bond Index Futures or Interest Rate Futures, or to terminate its obligation on a call ONYMF previously wrote. ONYMF may write (that is, sell) covered call options. Additionally, ONYMF may purchase put options that relate to (1) securities that ONYMF owns, (2) broadly-based municipal bond indices, (3) Municipal Bond Index Futures or (4) Interest Rate Futures. ONYMF can buy a put on a Municipal Bond Future or Interest Rate Future whether or not ONYMF owns the particular Future in its portfolio. ONYMF may not sell a put other than a put that it previously purchased.

ONYMF may buy and sell puts and calls only if certain conditions are met: (1) after ONYMF writes a call, not more than 25% of ONYMF's total assets may be subject to calls; (2) calls ONYMF buys or sells must be listed on a securities or commodities exchange, or quoted on the Automated Quotation System (NASDAQ)of The Nasdaq Stock Market, Inc., or traded in the over-the-counter market; (3) each call ONYMF writes must be "covered" while it is outstanding. That means ONYMF owns the investment on which the call was written; (4) ONYMF may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets ONYMF owns and segregates to enable it to satisfy its obligations if the call is exercised; (5) a call or put option may not be purchased if the value of all of ONYMF's put and call options would exceed 5% of ONYMF's total assets. In addition, ONYMF may purchase interest rate swaps, with respect to more than 25% of its total assets. The Manager does not believe that ONYMF's net asset value or income will be significantly adversely affected by its use of hedging instruments.

Inverse Floaters and Other Derivative Investments. Both funds may invest in certain municipal "derivative investments." The funds may use some derivative investments for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future or index. In the broadest sense, derivative investments include exchange-traded options and futures contracts as described in "Hedging Instruments," above.

     Both funds may invest in "inverse floater" variable rate bonds, a type of derivative investment whose yields move in the opposite direction as short-term interest rates change. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Some inverse floaters have a "cap" whereby if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the fund will have paid an additional amount for a feature that proves worthless. Both funds may also invest in municipal securities that pay interest that depends on an external pricing mechanism, also a type of derivative investment. Examples of external pricing mechanisms are interest rate swaps or caps and municipal bond or swap indices. The funds anticipate that under normal circumstances neither will invest more than 10% of their net assets in inverse floaters.

Loans of Portfolio Securities. To attempt to increase income, ONYMF may lend its portfolio securities (other than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the value of ONYMF's net assets. ONYMF presently does not intend that the value of securities loaned in the current fiscal year will exceed 5% of the value of its total assets.


Repurchase Agreements. Both funds may acquire securities subject to repurchase agreements to generate income while providing liquidity. If the vendor fails to pay the agreed-upon resale price on the delivery date, the funds' risks may include any costs of disposing of such collateral, and any loss from any delay in foreclosing on the collateral.


Investment Restrictions

Each of the Fund and ONYMF have certain investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Set forth below is a summary of these investment restrictions which are different for each fund. Other investment restrictions for each fund are substantially the same:

Under these fundamental policies:

o The Fund will not write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described herein; ONYMF may purchase and write put and call options as described above however it cannot purchase securities other than hedging instruments on margin; however, it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. Additionally, ONYMF cannot buy or sell futures contracts other than Interest Rate Futures or Municipal Bond Index Futures.

o The Fund will not borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund's total assets, no additional purchases of investment securities will be made. ONYMF cannot borrow money in excess of 10% of the value of its total assets or make any investment when borrowings exceed 5% of the value of its total assets; it may borrow only as a temporary measure for extraordinary or emergency purposes.

o The Fund will not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described in the Fund's prospectus

o The Fund will not make loans, other than by entering into repurchase agreements and through the purchase of Municipal Securities or temporary investments in accordance with its investment objectives, policies and limitations. ONYMF may make loans as described above.

o The Fund will not invest in securities other than New York Municipal Securities and temporary investments, as those terms are defined herein.

o The Fund will not pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund's total assets. ONYMF cannot pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt; however collateral arrangements for premium and margin payments in connection with hedging instruments are not deemed to be a pledge of assets.

o The Fund will not invest more than 10% of its total assets in repurchase agreements maturing in more than seven days. ONYMF follows the same policy as a non-fundamental policy.

o ONYMF cannot invest in other open-end investment companies except in a merger, consolidation, reorganization or acquisition of assets.

Unless the prospectus of either fund states that a percentage restriction applies on an ongoing basis, it applies only at the time that fund makes an investment and the fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the fund.

Description of Brokerage Practices

Brokerage practices are the same for the Fund and ONYMF. As most purchases made by the Fund and ONYMF are principal transactions at net prices, both funds incur little or no brokerage costs. For the fiscal year ended October 31, 1997 and the six months ended April 30, 1998 (unaudited), the Fund's portfolio turnover rates were 33.2% and 37.6%, respectively, and for the fiscal year ended September 30, 1997 and the six months ended March 31, 1998 (unaudited), ONYMF's portfolio turnover rates were 20.5% and 14.2%, respectively.

Expense Ratios and Performance


The ratios of expenses to average net assets for the Fund for the fiscal year ended October 31, 1997 and the six months ended April 30, 1998 (unaudited) were 0.85% and 0.89% (annualized), respectively. The ratios of expenses to average net assets for ONYMF for the fiscal year ended September 30, 1997 and the six months ended March 31, 1998 (unaudited) were 0.86% and 0.87% (annualized), respectively. Further details are set forth under "Fund Expenses" and "Condensed Financial Information" in the ONYMF Prospectus accompanying this Proxy Statement and Prospectus, and in the Fund's and ONYMF's respective Annual Reports as of October 31, 1997 and September 30, 1997, respectively, and Semi-Annual Reports as of April 30, 1998 and March 31, 1998, respectively, which are included in the Statement of Additional Information. The Fund's average annual total returns at net asset value for the one and five year periods ended June 30, 1998 were 7.60% and 5.43%, respectively. ONYMF's average annual total return for Class A shares at net asset value for the one and five year periods ended June 30, 1998 were 8.08% and 5.67%, respectively. These total returns include the change in share price and assume that all dividends and distributions were reinvested into the fund. No sales charges or brokerage costs were included and the returns would have been lower had such charges been deducted. The dividend yield for the Fund and Class A shares of ONYMF for the 30 day period ended June 30, 1998 were 5.32% and 5.01%, respectively. These yields have been annualized and are based on the net asset values of each fund. Please remember that past performance cannot guarantee future results. More performance information can be found in Exhibit B.


Shareholder Services

Generally, the minimum initial investment in ONYMF is $1,000 ($25 if made pursuant to an Asset Builder Plan or military allotment plan), with subsequent purchases in a minimum amount of $25. The minimum initial and subsequent purchase requirements are waived on purchases made by reinvesting dividends from any of the other Oppenheimer funds listed in the ONYMF prospectus as "Eligible Funds" or by reinvesting distributions from unit investment trusts for which reinvestment arrangements have been made with the Distributor. Pursuant to the Reorganization, shareholders of the Fund will be deemed to have met the minimum investment requirement upon the exchange of their shares for shares of ONYMF. ONYMF offers the following privileges: (i) Rights of Accumulation, (ii) Letters of Intent, (iii) reinvestment of dividends and distributions at net asset value,
(iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (Automatic Investment) Plans, (vi) Automatic Withdrawal Plans for shareholders who own shares of the fund valued at $5,000 or more, (vii) reinvestment of net redemption proceeds at net asset value within six months of a redemption, (viii) AccountLink Arrangements, (ix) exchanges of shares for shares of certain other funds, (x) checkwriting ($100 minimum check amount), and
(xi) telephone and Internet exchange privileges.

Rights of Shareholders


The Fund was incorporated in Minnesota on August 10, 1987. Its authorized capital stock consists of a single class of 250,000,000 shares of Common Shares, par value $.01 per share. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation. Shares are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights. There were 2,517,889 Common Shares issued and outstanding as of the Record Date.


Each Common Share is entitled to one vote on all matters submitted to the vote of shareholders, and the Fund's By-Laws provide that at all meetings at which a quorum is present, a majority vote of the shares present shall constitute the act of the shareholders unless a greater number is required under the Fund's certificate of incorporation or applicable law. Pursuant to the Articles of Incorporation of the Fund, an affirmative vote of at least 662/3% of the outstanding Common Shares is required for the Fund to merge or consolidate, reorganize, or sell all or substantially all of its assets.


The American Stock Exchange rules require a meeting of the Fund's shareholders to be held annually to elect directors and to conduct any other business of the Fund. For this purpose, directors are elected by the vote of a plurality of Common Shares represented at the meeting. In addition, shareholders may have the right to call a shareholder's meeting under certain other circumstances as defined in the By-Laws and as provided for under Minnesota law.

ONYMF is a Massachusetts business trust established in 1984 pursuant to a Declaration of Trust. ONYMF's authorized capital consists of an unlimited number of shares of beneficial interest without par value. The Board of Trustees of ONYMF is empowered to issue full and fractional shares of one or more series and classes of shares. Three classes of shares have been authorized. All three classes of ONYMF invest in the same portfolio securities, but each class has different dividends, distributions and expenses, and may have different net asset values. Shares of ONYMF represent an interest in ONYMF proportionately equal to the interest of each other share of the same class and entitle their holders to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote. Only shareholders of a particular class vote on matters affecting only that class. Shares do not have cumulative voting rights or preemptive or subscription rights.


ONYMF's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for ONYMF's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that ONYMF shall, upon request, assume a defense of any claim made against any shareholder for any act or obligation of ONYMF and shall satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as ONYMF) to be held personally liable as a "partner" under certain circumstances, the risk of an ONYMF shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which ONYMF would be unable to meet the obligations described above. Any person doing business with ONYMF and any shareholder of ONYMF agrees under ONYMF's Declaration of Trust to look solely to the assets of ONYMF for satisfaction of any claim or demand which may arise out of any dealings with ONYMF, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

It is not contemplated that regular annual meetings of ONYMF shareholders will be held. ONYMF will hold meetings when required to do so by the 1940 Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of ONYMF, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the shareholders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding in the aggregate shares of ONYMF valued at $25,000 or more or holding 1% or more of ONYMF's outstanding shares, whichever is less, that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either give the applicants access to ONYMF's shareholder list, mail their communication to all other shareholders at the applicants' expense, or take alternative action as set forth in Section 16(c) of the 1940 Act.

Management and Distribution Arrangements


The Manager, located at Two World Trade Center, New York, New York 10048-0203, acts as the investment adviser for both the Fund and ONYMF. The terms and conditions of the investment advisory agreement for each fund are substantially the same. The monthly management fee payable to the Manager by each fund is set forth under "Annual Fund Operating Expenses". The 12b-1 Distribution and Service Plan fees paid by ONYMF with respect to Class A, Class B and Class C shares for ONYMF are set forth above under "Synopsis - Investment Advisory and Distribution and Service Plan Fees." No Distribution and Service Plan fees are paid by the Fund.


Pursuant to each investment advisory agreement, the Manager supervises the investment operations of the funds and the composition of their portfolios, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Both investment advisory agreements require the Manager to provide the Fund and ONYMF with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the funds, including the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of each fund.

Expenses not expressly assumed by the Manager under each fund's advisory agreement or by OppenheimerFunds Distributor, Inc., ONYMF's distributor, under the General Distributor's Agreement are paid by the funds. The advisory agreements list examples of expenses paid by the funds, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fee paid by the Fund for the fiscal year ended October 31, 1997 was $120,378. For the fiscal year ended September 30, 1997, the management fee paid by ONYMF was $3,912,050. The funds' investment advisory agreements contain no expense limitation.

The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has operated as an investment company adviser since 1959. The Manager and its affiliates currently advise investment companies with combined net assets aggregating over $85 billion as of June 30, 1998, with more than 4.2 million shareholder accounts. OppenheimerFunds Services, a division of the Manager, acts as transfer and shareholder servicing agent on an at-cost basis for the Fund and ONYMF and for certain other open-end funds managed by the Manager and its affiliates.


The Distributor, under a General Distributor's Agreement for ONYMF, acts as the principal underwriter in the continuous public offering of Class A, Class B and Class C shares of ONYMF. During ONYMF's fiscal year ended September 30, 1997, the aggregate sales charges on sales of ONYMF's Class A shares were $835,127, of which the Distributor and an affiliated broker-dealer retained in the aggregate $161,226. During ONYMF's fiscal year ended September 30, 1997, the contingent deferred sales charges collected on ONYMF's Class B and Class C shares totaled $260,864 and $5,113, respectively, all of which the Distributor retained. For additional information about distribution of ONYMF' shares and the payments made by ONYMF to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," in ONYMF's Statement of Addition Information.


Purchase of Additional Shares


Class A shares of ONYMF may be purchased with an initial sales charge of 4.75% for purchases of less than $50,000. The sales charge of 4.75% is reduced for purchases of Class A shares of $50,000 or more. For purchases of $1 million or more ($500,000 or more for purchases by "Retirement Plans", as defined in ONYMF's prospectus) there is no initial sales charge but if those shares are redeemed within 18 calendar months (a different holding period may apply to shares purchased prior to June 1, 1998) of the end of the calendar month of their purchase, a contingent sales charge may be deducted from the redemption proceeds. Class B shares of ONYMF are sold at net asset value without an initial sales charge, however, if Class B shares are redeemed within six years of the end of the calendar month of their purchase, a contingent deferred sales charge may be deducted of up to 5%, depending upon how long such shares had been held. Class C shares of ONYMF may be purchased without an initial sales charge, but if sold within 12 months of buying them, a contingent deferred sales charge of 1% may be deducted.


The initial sales charge on Class A shares and contingent deferred sales charge on Class B and Class C shares of ONYMF will only affect shareholders of the Fund to the extent that they desire to make additional purchases of shares of ONYMF in addition to the shares which they will receive as a result of the Reorganization. The Class A shares to be issued under the Reorganization Agreement will be issued by ONYMF at net asset value.

Dividends and Distributions


Both funds pay dividends monthly and ONYMF has historically maintained the practice, to the extent consistent with the amount of ONYMF's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends is subject to change from time to time depending on market conditions, the composition of ONYMF's portfolio and expenses borne by it. The practice of attempting to pay dividends on Class A shares at a constant level required the Manager, consistent with ONYMF's investment objective and investment restrictions, to monitor ONYMF's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. This practice did not affect the net asset value of ONYMF's Class A shares. The Board of Trustees may change ONYMF's targeted dividend level at any time, without prior notice to shareholders; ONYMF does not otherwise have a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.


Both funds have recently reduced the dividends paid by each fund. In March 1998, the Fund's dividend was reduced from $0.053 to $0.043 per share and again in July, 1998 to $0.0405 per share. ONYMF's dividend was reduced in February from $0.0569 to $0.055 and again in August, 1998 to $0.052. These reductions were necessary because the yields on most municipal bond investments have declined over the last twelve months and because of the lower interest rates offered, it has become difficult to sustain income payout levels without taking on additional risk in the funds' portfolios. Additionally, as yields continue to hold at lower levels, more and more securities issued during higher interest rate periods are being called. Consequently, fewer fixed income securities in the market, or in the funds' portfolios, can provide the same levels of income the funds enjoyed in the past.


                   METHOD OF CARRYING OUT THE REORGANIZATION

Under the Reorganization Agreement, all the assets of the Fund, excluding the Cash Reserve, will be delivered to ONYMF in exchange for Class A shares of ONYMF. The Cash Reserve to be retained by the Fund will be sufficient in the discretion of the Board for the payment of the Fund's liabilities, and the Fund's expenses of liquidation.


Assuming the shareholders of the Fund approve the Reorganization, the actual exchange of assets is expected to take place on October 30, 1998 or as soon thereafter as is practicable (the "Closing Date") on the basis of net asset values as of the close of business on the business day preceding the Closing Date (the "Valuation Date"). The exchange of assets for shares will be done on the basis of the per share net asset value of the Class A shares of ONYMF, and the value of the assets of the Fund to be transferred as of the close of business on the Valuation Date, valued in the manner used by ONYMF in the valuation of assets. ONYMF is not assuming any of the liabilities of the Fund, except for portfolio securities purchased which have not settled the payment of the fair value to any dissenting shareholders, and outstanding and dividend checks.


Under the Reorganization Agreement, within one year after the Closing Date, the Fund shall: (a) either pay or make provision for all of its debts and taxes; and
(b) either (i) transfer any remaining amount of the Cash Reserve to ONYMF, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of the Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of the Fund shares outstanding on the Valuation Date. Within one year after the Closing Date, the Fund will complete its liquidation.

In the event that the Reorganization Agreement is not consummated for any reason, the Board will consider and may submit to the shareholders other alternatives.


                            ADDITIONAL INFORMATION
Financial Information

The transaction will be accounted for by ONYMF as the surviving fund in its financial statements similar to a pooling. Further financial information as to the Fund is contained in its Registration Statement on Form N-2, as amended by amendment no. 12 thereto, dated February 26, 1998 (the "Form N-2") which is available without charge from Shareholder Financial Services, Inc. P.O. Box 173673, Denver, Colorado 80217 and is incorporated herein, and in its audited financial statements as of October 31, 1997, and unaudited financial statements as of April 30, 1998, which are included in the Statement of Additional Information. Financial information for ONYMF is contained in the ONYMF Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein, and in its audited financial statements as of September 30, 1997 and unaudited financial statements as of March 31, 1998, which are included in the Statement of Additional Information.


Public Information

Additional information about the Fund and ONYMF is available, as applicable, in the following documents which are incorporated herein by reference: (i) the ONYMF Prospectus, accompanying this Proxy Statement and Prospectus and incorporated herein; (ii) the Form N-2 which may be obtained without charge by writing to Shareholder Financial Services, Inc. P.O. Box 173673, Denver, Colorado 80217; (iii) ONYMF's Annual Report as of September 30, 1997 and Semi-Annual Report as of March 31, 1998, which may be obtained without charge by writing to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217; and
(iv) the Fund's Annual Report as of October 31, 1997 and Semi-Annual Report as of April 30, 1998, which may be obtained without charge by writing to Shareholder Financial Services, Inc. The foregoing documents with respect to ONYMF may also be obtained by calling, toll-free, 1-800-525-7048 and with respect to the Fund may be obtained by calling 1-800-647-7374.


Additional information about the following matters is contained in the Statement of Additional Information, which incorporates by reference ONYMF's Statement of Additional Information and the Fund's Form N-2: the organization and operation of ONYMF and the Fund; more information on investment policies and practices; information about the Fund's and ONYMF's respective Boards of Directors and Trustees and their responsibilities; a further description of the services provided by ONYMF's and the Fund's investment adviser, distributor (as to ONYMF), and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares of ONYMF and the Fund; purchase, redemption and exchange programs; and distribution arrangements for ONYMF.


The Fund and ONYMF are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about the Fund and ONYMF which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.



                                OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above and in the Notice of Special Meeting accompanying this Proxy Statement and Prospectus which will be presented at the Meeting. Matters to be considered at the Meeting are limited to those specified in, or related to, the matters set forth in the Notice of Special Meeting. The proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


By Order of the Board of Directors,



Andrew J. Donohue,
Secretary


September 21, 1998

                                                                     EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT AND PLAN OF REORGANIZATION dated this 30th day of July 1998, by and between The New York Tax-Exempt Income Fund, Inc. (the "Fund"), a Minnesota corporation, and Oppenheimer New York Municipal Fund ("ONYMF"), a Massachusetts business trust.

                             W I T N E S S E T H:

WHEREAS, the Fund is a closed-end investment company and ONYMF is an open-end investment company, each of the management type and registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the parties hereto desire to provide for the reorganization pursuant to
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of the Fund through the acquisition by ONYMF of substantially all of the assets of the Fund solely in exchange for Class A shares of beneficial interest of ONYMF ("Class A Shares"), and the subsequent distribution by the Fund of those Class A Shares pro rata to its shareholders in complete liquidation of the Fund;

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

      1. The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by ONYMF of substantially all of the properties and assets of the Fund in exchange for Class A shares of ONYMF and the assumption by ONYMF of certain liabilities of the Fund, followed by the distribution of such Class A shares of ONYMF shares to the shareholders of the Fund who have not elected dissenter's rights as set forth in
Section 5 hereof in exchange for their shares of the Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

            The share transfer books of the Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined).


      2. On the Closing Date (as hereinafter defined), all of the assets of the Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by the Fund sufficient in its discretion for the payment by it of the liabilities and expenses of the Fund's dissolution, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to ONYMF, in exchange for and against delivery to the Fund on the Closing Date of a number of Class A shares of ONYMF, having an aggregate net asset value equal to the value of the assets of the Fund so transferred and delivered.


      3. The net asset value of Class A shares of ONYMF and the value of the assets of the Fund to be transferred shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A shares of ONYMF and the shares of the Fund shall be done in the manner used by ONYMF and the Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by ONYMF in such computation shall be applied to the valuation of the assets of the Fund to be transferred to ONYMF.

            The Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

      4. The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), Two World Trade Center, 34th Floor, New York, New York 10048, at 4:00 P.M. New York time on October 30, 1998 or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is hereinafter referred to as the "Valuation Date."

            In the event that on the Valuation Date either party has, pursuant to the 1940 Act, or any rule, regulation or order thereunder, suspended the transfer or redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination. The suspension of trading of the shares of the Fund on the American Stock Exchange approximately three days prior to Valuation Date shall not be considered a suspension of the redemption of its shares pursuant to this paragraph.


      5. In conjunction with the closing, the Fund shall distribute on a pro rata basis to the shareholders of the Fund on the Valuation Date the Class A shares of ONYMF received by the Fund on the Closing Date in exchange for the assets of the Fund in complete liquidation of the Fund; for the purpose of the distribution by the Fund of Class A shares of ONYMF to its shareholders, ONYMF will promptly cause its transfer agent to: (a) credit an appropriate number of Class A shares of ONYMF on the books of ONYMF to each shareholder of the Fund in accordance with a list (the "Shareholder List") of its shareholders received from the Fund; and (b) confirm an appropriate number of Class A shares of ONYMF to each shareholder of the Fund; certificates for Class A shares of ONYMF will be issued upon written request of a former shareholder of the Fund but only for whole shares, with fractional shares credited to the name of the shareholder on the books of ONYMF.

            The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of the Fund, indicating his or her share balance. The Fund agrees to supply the Shareholder List to ONYMF not later than the Closing Date. Shareholders of the Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of ONYMF which they received.


      Notwithstanding anything in this Agreement to the contrary, holders of shares of the Fund outstanding on the Valuation Date who have not voted in favor of this Agreement and the transactions contemplated hereby, and who have elected to receive payment with respect thereto under Section 302A.471 and in accordance with Section 302A.473 of the Minnesota Business Corporation Act shall not be considered Shareholders and shall not be entitled to receive shares of ONYMF as provided above, but shall only be entitled to receive from the Fund payment of the "fair value" of the shares of the Fund held on the Valuation Date as to which they have dissented (the "Dissenting Shares") in accordance with the provisions of such Section 302A.471 and 302A.473; except that each Dissenting Share held by a shareholder who shall thereafter withdraw such election to receive payment or otherwise lose the right to receive payment shall thereupon be deemed to have been converted into the right to receive (promptly following receipt of the payment referred to in the second following sentence) and ONYMF shall thereupon issue the number of Class A Shares determined by dividing the Deemed Value of a Dissenting Share (as defined below) by the net asset value of one Class A Share at the close of business on the day of receipt of such withdrawal of notice of election and such shareholder shall thereafter have the rights of a "Shareholder" for the purposes of this Agreement. The term "Deemed Value of a Dissenting Share" means the quotient determined by dividing the value of the Assets transferred at the Closing by the number of outstanding shares of the Fund (excluding the number of Dissenting Shares) on the Valuation Date. Except as set forth herein, ONYMF shall not be liable for any obligations, claims or liabilities incurred in connection with the subject matter of this paragraph. The Fund shall give ONYMF prompt notice of any elections to receive payment, withdrawals or attempted withdrawals of such elections and any other instruments served pursuant to the Minnesota Business Corporation Act or otherwise received by the Fund relating to shareholders' rights under Minnesota Business Corporation Act.


     6. Within one year after the Closing Date, the Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either
(i) transfer any remaining amount of the Cash Reserve to ONYMF, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of the Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of the Fund outstanding on the Valuation Date.


      7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the closing, ONYMF will be in compliance with all of its investment policies and restrictions. Promptly after the Closing, the Fund shall deliver to ONYMF two copies of a list setting forth the securities then owned by the Fund. Promptly after the Closing, the Fund shall provide ONYMF a list setting forth the respective Federal income tax bases thereof.


      8. Portfolio securities or written evidence acceptable to ONYMF of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by the Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by the Fund on the Closing Date to ONYMF, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of ONYMF for the account of ONYMF. Shares of ONYMF representing the number of shares of ONYMF being delivered against the assets of the Fund, registered in the name of the Fund, shall be transferred to the Fund on the Closing Date. Such shares shall thereupon be assigned by the Fund to its shareholders so that the shares of ONYMF may be distributed as provided in
Section 5.

            If, at the Closing Date, the Fund is unable in the ordinary course of business to make delivery under this Section 8 to ONYMF of any of its portfolio securities or cash for the reason that any of such securities purchased by the Fund, or the cash proceeds of a sale of portfolio securities prior to the Closing Date have not yet been delivered to it or the Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and the Fund will deliver to ONYMF by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to ONYMF, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by ONYMF.


      9. ONYMF shall not assume the liabilities (except for portfolio securities purchased which have not settled and for dividend checks outstanding and payments to dissenting shareholders) of the Fund, but the Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by the Fund. The Fund and ONYMF will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. Any other out-of-pocket expenses of ONYMF and the Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by the Fund and ONYMF, respectively, in the amounts so incurred by each.


      10. The obligations of ONYMF hereunder shall be subject to the following conditions:


            A. The Board of Directors of the Fund shall have authorized the execution of the Agreement, and the shareholders of the Fund shall have approved the Agreement and the transactions contemplated thereby, and the Fund shall have furnished to ONYMF copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Fund; such shareholder approval shall have been by the affirmative vote of at least 662/3% of the outstanding Common Shares of the Fund at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

            B. ONYMF shall have received an opinion of counsel to the Fund dated the Closing Date, to the effect that (i) the Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota with full powers to carry on its business as described in its charter and as then being conducted and to enter into and perform the Agreement; and
(ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on the Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by the Fund. Minnesota counsel may be relied upon for this opinion.


            C. The representations and warranties of the Fund contained herein shall be true and correct at and as of the Closing Date, and ONYMF shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of the Fund, dated the Closing Date, to that effect.

            D. On the Closing Date, the Fund shall have furnished to ONYMF a certificate of the Treasurer or Assistant Treasurer of the Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to the Fund as of the Closing Date.

          E. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of the Fund at the close of business on the Valuation Date.


            F. A Registration Statement on Form N-14 filed by ONYMF under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than November 2, 1998.


            G. On the Closing Date, ONYMF shall have received a letter from Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to ONYMF, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of the Fund arising out of litigation brought against the Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of the Fund delivered to ONYMF. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

          H. ONYMF shall have received an opinion, dated the Closing Date, of Deloitte & Touche LLP, to the same effect as the opinion contemplated by Section 11.E. of this Agreement.


            I. ONYMF shall have received at the closing all of the assets of the Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever except for the obligation to pay for value of shares to any shareholder who properly dissents to the Reorganization.


      11. The obligations of the Fund hereunder shall be subject to the following conditions:

            A. The Board of Trustees of ONYMF shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and ONYMF shall have furnished to the Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of ONYMF.


               B. The Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote of 662/3% of the outstanding Common Shares of the Fund, and the Fund shall have furnished ONYMF copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Fund.

            C. The Fund shall have received an opinion dated the Closing Date of counsel to ONYMF, to the effect that (i) ONYMF is a Massachusetts Business Trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts with full powers to carry on its business as described in its Declaration of Trust and as then being conducted and to enter into and perform the Agreement; (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon ONYMF and to authorize effectively the transactions contemplated by the Agreement have been taken by ONYMF, and (iii) the shares of ONYMF to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable. (Massachusetts counsel may be relied upon for this opinion).


            D. The representations and warranties of ONYMF contained herein shall be true and correct at and as of the Closing Date, and the Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or an Assistant Secretary or the Treasurer of ONYMF to that effect dated the Closing Date.


            E. The Fund shall have received an opinion of Deloitte & Touche LLP to the effect that the Federal tax consequences of the transaction, if carried out in the manner outlined in this Agreement and Plan of Reorganization and in accordance with (i) the Fund's representation that there is no plan or intention by any Fund shareholder who owns 5% or more of the Fund's outstanding shares, and, to the Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of ONYMF shares received in the transaction that would reduce the Fund shareholders' ownership of ONYMF shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Fund shares as of the same date, and (ii) the representation by each of the Fund and ONYMF that, as of the Closing Date, the Fund and ONYMF will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:


                  1. The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

                  2. The Fund and ONYMF will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

                  3. No gain or loss will be recognized by the shareholders of the Fund upon the distribution of shares of beneficial interest in ONYMF to the shareholders of the Fund pursuant to Section 354 of the Code.

                  4. Under Section 361(a) of the Code no gain or loss will be recognized by the Fund by reason of the transfer of substantially all its assets in exchange for shares of ONYMF.


                  5. Under Section 1032 of the Code no gain or loss will be recognized by ONYMF by reason of the transfer of substantially all the Fund's assets in exchange for Class A shares of ONYMF and ONYMF's assumption of certain liabilities of the Fund.

                  6. The shareholders of the Fund will have the same tax basis and holding period for the Class A shares of beneficial interest in ONYMF that they receive as they had for the Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

                  7. The securities transferred by the Fund to ONYMF will have the same tax basis and holding period in the hands of ONYMF as they had for the Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

                    F. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of the Fund at the close of business on the Valuation Date.


            G. A Registration Statement on Form N-14 filed by ONYMF under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than November 2, 1998.


            H. On the Closing Date, the Fund shall have received a letter from Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to the Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of ONYMF arising out of litigation brought against ONYMF or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of ONYMF delivered to the Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

            I.    The Fund shall acknowledge receipt of the shares of ONYMF.

      12. The Fund hereby represents and warrants that:

            A. The financial statements of the Fund as of October 31, 1997 (audited) and April 30, 1998 (unaudited) heretofore furnished to ONYMF, present fairly the financial position, results of operations, and changes in net assets of the Fund as of those dates, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from October 31, 1997 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of the Fund, it being agreed that a decrease in the size of the Fund due to a diminution in the value of its portfolio shall not be considered a material adverse change;


            B. Contingent upon approval of the Agreement and the transactions contemplated thereby by the Fund's shareholders, the Fund has authority to transfer all of the assets of the Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever (except permitted liens as described in the Proxy Statement and Prospectus);


            C. The Registration Statement of the Fund on Form N-2, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the Securities Act and the 1940 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            D.  Except  for  this  Agreement,  there is no  material  contingent liability of the Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of the Fund, threatened against the Fund, not reflected in such Registration Statement;

          E. Except for this Agreement, there are no material contracts outstanding to which the Fund is a party other than those ordinary in the conduct of its business;

            F. The Fund is a Minnesota corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and the Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

            G. All Federal and other tax returns and reports of the Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of the Fund ended October 31, 1997 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

            H. The Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and the Fund intends to meet such requirements with respect to its current taxable year.

      13. ONYMF hereby represents and warrants that:

            A. The financial statements of ONYMF as of September 30, 1997 (audited) and March 31, 1998 (unaudited) heretofore furnished to the Fund, present fairly the financial position, results of operations, and changes in net assets of ONYMF, as of those dates, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from September 30, 1997 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of ONYMF, it being understood that a decrease in the size of ONYMF due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

            B. The Prospectus, as amended and supplemented, contained in ONYMF's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post- Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            C. Except for this Agreement, there is no material contingent liability of ONYMF and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of ONYMF, threatened against ONYMF, not reflected in such Prospectus;

          D. Except for this Agreement, there are no material contracts outstanding to which ONYMF is a party other than those ordinary in the conduct of its business;

            E. ONYMF is a Massachusetts Business Trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts; has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the shares of ONYMF which it issues to the Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable; and will conform to the description thereof contained in ONYMF's Registration Statement, will be duly registered under the 1933 Act and in the states where registration is required; and ONYMF is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

            F. All Federal and other tax returns and reports of ONYMF required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of ONYMF no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of ONYMF ended September 30, 1997 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

            G. ONYMF has elected to be treated as a regulated investment company and, for each fiscal year of its operations, ONYMF has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and ONYMF intends to meet such requirements with respect to its current taxable year;

            H. ONYMF has no plan or intention (i) to dispose of any of the assets transferred by the Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

            I. After consummation of the transactions contemplated by the Agreement, ONYMF intends to operate its business in a substantially unchanged manner.

      14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. ONYMF hereby represents to and covenants with the Fund that, if the reorganization becomes effective, ONYMF will treat each shareholder of the Fund who received any of ONYMF's shares as a result of the reorganization as having made the minimum initial purchase of shares of ONYMF received by such shareholder for the purpose of making additional investments in shares of ONYMF, regardless of the value of the shares of ONYMF received.

      15. ONYMF agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. The Fund covenants and agrees to, as soon as practicable and, upon closing, to cause the cancellation of its outstanding shares.

      16. The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating this Agreement, provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

          17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

      18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

      19. The Fund understands that the obligations of ONYMF under this Agreement are not binding upon any Trustee or shareholder of ONYMF personally, but bind only ONYMF and ONYMF's property. The Fund represents that it has notice of the provisions of the Declaration of Trust of ONYMF disclaiming shareholder and Trustee liability for acts or obligations of ONYMF.


      IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.


                                       The New York Tax-Exempt Income Fund, Inc.




Attest____________________________        By:   ___________________________
     Robert Zack, Assistant Secretary          Andrew J. Donohue, Vice President


                                          Oppenheimer New York Municipal Fund



Attest____________________________        By:   ___________________________
      Robert Zack, Assistant Secretary          Andrew J. Donohue, Secretary

                                                            Exhibit B


              Average Annual Total Returns at Net Asset Value (1)
                         for the Period Ended 6/30/98


                                           1-year   3-year   5-year 10-year
The Fund(2)                                7.60%    7.03%    5.43%  7.24%

                                           1-year   3-year   5-year 10-year
ONYMF Class A Shares                       8.08%    7.54%    5.67%   7.68%


    Average Annual Total Returns at maximum Offering Price or Trading Price for the Period Ended 6/30/98

                                           1-year   3-year   5-year  10-year
The Fund(2)                                (2.51)%  4.44%    2.76%   7.13%

                                           1-year   3-year   5-year  10-year
ONYMF Class A Shares(3)                    2.95%    5.81%    4.65%   7.15%

                  Dividend Yield for the Period Ended 6/30/98

                                                    At Maximum Offering or
                                           At NAV   Trading Price

The Fund                                   5.32%    5.43%
ONYMF Class A Shares                       5.08%    4.84%

Please remember that past performance cannot guarantee future results. The average annual total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The dividend yields are based on the last distribution paid in the 30 day period ended June 30, 1998 and are annualized. An explanation of the different performance calculations is in each fund's Prospectus. The performance information was as of June 30, 1998 and does not reflect changes that may have occurred as a result of market volatility in August and September 1998.


(1) Performance would have been lower had the sales charge been deducted.

(2) The inception date for shares of the Fund was October 1987. Purchases and sales made on the American Stock Exchange are generally subject to brokerage commissions. Customarily, these are approximately 1% but may be less or more than 1% depending on the size of the transaction, the broker selected and other factors. There are no redemption fees charged by the Fund and no fees have been deducted from the performance figures shown above.

(3) Class A returns for ONYMF include the current maximum initial sales charge of 4.75%.

                                                                     Exhibit C

302A.471.  Rights of dissenting shareholders

     Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporation actions;

     (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1)  alters or abolishes a preferential right of the shares;


     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;


     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares; or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

     (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

     (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3;

     (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

     (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

     Subdivision 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

     (b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

     Subdivision 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

     (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2 may exercise dissenters' rights.

     Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.


302A.473.  Procedures for asserting dissenters' rights

     Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

   (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

   (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.


   (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.


   Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.


   Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

   Subdivision 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains;


   (1)  The  address  to  which  a  demand  for  payment  and   certificates  of
certificated shares must be sent in order to obtain payment and the date by which they must be received;

   (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

   (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

   (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.


   (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

   Subdivision 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

   (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

   (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

   (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

   (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

   (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

   Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

   Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.


   Subdivision 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

   (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

   (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                      OPPENHEIMER NEW YORK MUNICIPAL FUND
             Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                              September 16, 1998


                      -----------------------------------

   This Statement of Additional Information of Oppenheimer New York Municipal Fund ("ONYMF") consists of this cover page and the following documents:

1. ONYMF's Statement of Additional Information dated January 12, 1998, as supplemented May 15, 1998, which has been previously filed and is incorporated herein by reference.

2. ONYMF's Annual Report as of September 30, 1997 and its Semi-Annual Report as of March 31, 1998, which have been previously filed and are incorporated herein by reference.

3. Registration Statement The New York Tax-Exempt Income Fund, Inc. on Form N-2, as amended by amendment no. 12 thereto, dated February 26, 1998, which has been previously filed and is incorporated herein by reference.

4. The New York Tax-Exempt Income Fund's Annual Report as of October 31, 1997 and its SemiAnnual Report as of April 30, 1998, which have been previously filed and are incorporated herein by reference.


     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Proxy Statement and Prospectus, which may be obtained by written request to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217 or by calling 1-800-525-7048.

Oppenheimer New York Municipal Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated January 12, 1998



       This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 12, 1998. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


Contents



         Page
About The Fund
Investment Objective and Policies...................................... 2
     Investment Policies and Strategies................................ 2
     Special Investment Considerations - New York Municipal Securities. 5
     Other Investment Techniques and Strategies........................ 13
     Other Investment Restrictions..................................... 19
How the Fund is Managed................................................ 20
     Organization and History.......................................... 20
     Trustees and Officers of the Fund................................. 21
     The Manager and Its Affiliates.................................... 26
Brokerage Policies of the Fund......................................... 28
Performance of the Fund................................................ 29
Distribution and Service Plans......................................... 34
About Your Account
How To Buy Shares...................................................... 36
How To Sell Shares..................................................... 43
How To Exchange Shares................................................. 48
Dividends, Capital Gains and Taxes..................................... 50
Additional Information About the Fund.................................. 52
Financial Information About the Fund
Independent Auditors' Report........................................... 53
Financial Statements................................................... 54
Appendix A:  Description of Ratings Categories......................... A-1
Appendix B:  Tax-Equivalent Yield Chart................................ B-1
Appendix C:  Industry Classifications.................................. C-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms used in the Prospectus.

Municipal Securities

     |X| Municipal Bonds. The principal classifications of long-term municipal bonds are "general obligation" and "revenue" or "industrial development" bonds.

     o General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

      o Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

      o Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     |X| Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short- term working capital needs and include:

      o Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use of business taxes, and are payable from these specific future taxes.

     o Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal revenue sharing programs.

     o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

     o Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

     o Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

      |X| Municipal Lease Obligations. From time to time the Fund may invest 5% in municipal lease obligations, some of which may be illiquid and others which the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate: (1) the frequency of trades and price quotations for such securities; (2) the number of dealers or other potential buyers willing to purchase or sell such securities; (3) the availability of market-makers; and (4) the nature of the trades for such securities. The Manager will also evaluate the likelihood of a continuing market for such securities throughout the time they are held by the Fund and the credit quality of the instrument. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non- appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the risk of "non-appropriation," municipal lease securities do not yet have a highly developed market to provide the degree of liquidity of conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

      |X| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally does not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on obligations issued by or on behalf of state or local government, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. Further, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Fund may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisers before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, the Tax Reform Act revised downward the limitations as to the amount of private activity bonds which each state may issue, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988 U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

      A Municipal Security is treated as a taxable private activity bond under a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility.

      The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. The Treasury is authorized to issue regulations implementing this provision. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. The Fund may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations. The Fund anticipates that under normal circumstances it will not purchase any such securities in an amount greater than 20% of the Fund's total assets.

      |X| Ratings of Municipal Securities. Moody's, S&P's, Fitch's and Duff & Phelps' ratings (see Appendix A) represent their respective opinions of the quality of the Municipal Securities they undertake to rate. However, such ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. Investment in lower quality securities may produce a higher yield than securities rated in the higher rating categories described in the Prospectus (or judged by the Manager to be of comparable quality). However, the added risk of lower quality securities might not be consistent with a policy of preservation of capital.

      Subsequent to its purchase by the Fund, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but OppenheimerFunds, Inc. (the "Manager") will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's or S&P change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

Special Investment Considerations - New York Municipal Securities. As explained in the Prospectus, the Trust is highly sensitive to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the Municipal Securities in which the Trust concentrates its investments. The following information on risk factors in concentrating in New York Municipal Securities is only a summary, based on publicly available official statements relating to offerings of New York issuers of Municipal Securities on or prior to September 29, 1997 with respect to offerings of the State and September 30, 1997 with respect to offerings of New York City. No representation is made as to the accuracy of such information.

      During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Securities in which the Trust invests.

New York City

     General. More than any other municipality, the fiscal health of New York City (the "City") has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, economic growth slowed in 1995, and thereafter improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate economic growth will exist through calendar year 2001, with moderate job growth and wage increases.

      For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without additional tax or other revenue increases or additional reduction in City services or entitlement programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1998 through 2001 fiscal years (the "1998-2001 Financial Plan", "Financial Plan" or "City Plan").

      The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the City Plan, employment growth, the ability to implement reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporation and the Board of Education to take actions to offset potential budget shortfalls, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures for Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

      Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $4.9 billion of general obligation bonds and $7.1 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's efforts to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. The City is involved in litigation seeking to have the New York City Transitional Finance Authority Act declared unconstitutional. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      The City Comptroller and other agencies and public officials have issued reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

      1998-2001 Financial Plan. The most recent quarterly modification the City's financial plan for the 1997 fiscal year projects a balanced budget in accordance with GAAP for the 1997 fiscal year, after taking into account an increase in projected tax revenues of $1.2 billion during the 1997 fiscal year and a discretionary prepayment in the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years. The Financial Plan projects revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The Financial Plan includes increased tax revenue projections; reduced debt service costs; the assumed restoration of Federal funding for programs assisting certain legal aliens; additional expenditure for textbooks, computers, improved education programs and welfare reform, law enforcement, immigrant naturalization, initiatives proposed by the City Council and other initiatives; and a proposed discretionary transfer to the 1998 fiscal year of $300 million of debt service due in the 1999 fiscal year for budget stabilization purposes. In addition, the Financial Plan reflects the discretionary transfer to the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years, and includes actions to eliminate a previously projected budget gap for the 1998 fiscal year. These gap closing actions include (i) additional agency actions totaling $621 million; (ii) the proposed sale of various assets; (iii) additional State aid of $294 million, including a proposal that the State accelerate a $142 million revenue sharing payment to the City from March 1999; and (iv) entitlement savings of $128 million which would result from certain of the reductions in Medicaid spending proposed in the Governor's 1997-1998 Executive Budget and the State making available to the City $77 million of additional Federal block grant aid, as proposed in the Governor's 1997-1998 Executive Budget. The Financial Plan also sets forth projections for the 1999 through 2001 fiscal years and projects gaps of $1.8 billion, $2.8 billion and $2.6 billion for the 1999 through 2001 fiscal years, respectively.

      The Financial Plan assumes approval by the State Legislature and the Governor of (i) a tax reduction program proposed by the City totaling $272 million, $435 million, $465 million and $481 million in the 1998 through 2001 fiscal years, respectively, which includes a proposed elimination of the 4% City sales tax on clothing items under $500 as of December 1, 1997, and (ii) a proposed State tax relief program, which would reduce the City property tax and personal income tax, and which the Financial Plan assumes will be offset by proposed increased State aid totaling $47 million, $254 million, $472 million and $722 million in the 1998 through 2001 fiscal years, respectively.

      The Financial Plan also assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998; (ii) collection of the projected rent payments for the City's airports; and (iii) State approval of the cost containment initiatives and State aid proposed by the City for the 1998 fiscal year, and $115 million in State aid which is assumed in the Financial Plan but was not provided for in the Governor's 1997-1998 Executive budget. The Financial Plan reflects the increased costs which the City is prepared to incur as a result of welfare legislation recently enacted by Congress. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

      The City's financial plans have been the subject of extensive public comment. On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

      Various actions proposed in the Financial Plan are uncertain. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

      The projections for the 1998 through 2001 fiscal years reflect the costs of the settlements with the United Federation of Teachers ("UFT") and the coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37"), which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. Subsequently, the City reached settlements, through agreements or statutory impasse procedures, with bargaining units which, together with the UFT and District Council 37, represent approximately 86% of the City's workforce.

      Ratings. On July 10, 1995, Standard & Poor's Ratings Group ("Standard & Poor's") revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and growing dependence on the historically volatile financial services sector." Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. ("Fitch") continues to rate the City general obligation bonds A-. On February 28, 1996 Fitch placed the City's general obligation bonds on Fitch Alert with negative implications. Moody's Investors Service, Inc. ("Moody's") rating for City general obligation bonds is Baa1. On July 17, 1997 Moody's changed its outlook on City bonds to positive from stable. Such ratings reflect only the views of these rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds.

     Outstanding Net Indebtedness. As of September 30, 1997, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.180 billion and $3.777 billion of outstanding net long-term debt.

      The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

      Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. As of June 30, 1996 and 1995, claims in excess of $380 billion and $311 billion, respectively, were outstanding against the City for which the City estimates its potential future liability to be $2.8 billion and $2.5 billion, respectively.

New York State

      The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control.

     Recent Developments. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 14 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains.

      The 1997-1998 New York State Financial Plan (the "State Plan") is partly based on the forecast that the State's economy shows moderate expansion during the first half of the calendar 1997 with the trend continuing through the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be moderated by tight fiscal constraints on the health care and social services industries. On an average annual basis, employment growth in the State is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997. Bonus payments in the securities industry are expected to increase further from last year's record level.

      The State Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     The 1997-98 Fiscal Year. The State's General Fund (the major operating Fund of the State) was projected in the State Plan to be balanced on a cash basis for the 1997-98 fiscal year. Total receipts and transfers from other funds at $35.09 billion, an increase of $2.05 billion from the prior fiscal year, and disbursements and transfers to other funds are projected to be $34.60 billion, an increase of $1.70 billion from the total disbursed in the prior fiscal year.

      Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

     In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     Composition of State Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include the General Fund, which receives all income not required by law to be deposited in another fund; Special Revenue Funds, which receive the preponderance of moneys received by the State from the Federal government and other income the use of which is legally restricted to certain purposes; Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and Debt Service Funds, which are used for the accumulation of moneys for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.

      Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

      As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings.


     Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in their legislative authorization. As of September 30, 1996, the latest available, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $75.4 billion, only a portion of which constitutes State-supported or State-related debt.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges or tunnels, highway tolls, rentals for dormitory rooms and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

      Ratings. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on October 3, 1995, confirmed its A-rating. On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and, in addition revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On October 2, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the Fund invests.

     General Obligation Debt. As of March 31, 1997, the State had approximately $5.03 billion in general obligation bonds, including $294 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $749.6 million for the 1996-97 fiscal year and are estimated to be $720.9 million for the State's 1997-98 fiscal year.


      Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1997-1998 fiscal year or thereafter.

      The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1997-98 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1997-1998 Financial Plan. The General Purpose Financial Statements for the 1996-1997 fiscal year report estimated probable awarded and anticipated unfavorable judgements of $364 million, of which $134 million is expected to be paid during the 1997-1998 fiscal year.

      In addition, the State is party to other claims and litigations which its counsel has advised are not probable of adverse court decisions. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1997-98 fiscal year or thereafter.

     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1997-98 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1997-98 fiscal year.

      Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

      Other Investment Techniques and Strategies

      |X| When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities whose settlement extends beyond six months and possibly as long as two years or more beyond trade date. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will identify to its Custodian cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.

      To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when- issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

      |X| Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities) for delivery on an agreed-on future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered loans under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will continuously monitor the collateral's value and will impose creditworthiness requirements to confirm that the vendor is financially sound.

     |X| Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the market value of the loaned securities and must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's custodian and administrative fees. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter. Income from securities loans is not included in the exempt- interest dividends paid by the Fund. The Fund will not enter into any securities loans having a duration of more than one year.

     |X| Hedging. As described in the Prospectus, the Fund may employ one or more types of hedging instruments. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Interest Rate Futures or Municipal Bond Index Futures, (ii) buy puts on such Futures or securities, or (iii) write covered calls on securities, Interest Rate Futures or Municipal Bond Index Futures (as described in the Prospectus). Covered calls may also be written on debt securities to attempt to increase the Fund's income. When hedging to permit the Fund to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities (which the Fund will normally purchase, and then terminate that hedging position), the Fund may: (i) buy Interest Rate Futures or Municipal Bond Index Futures, or (ii) buy calls on such Futures or on securities. The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Additional information about the covered calls and hedging instruments the Fund may use is provided below.

      o Writing Covered Call Options. When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying investment to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term gains for Federal tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the underlying investment until the call lapsed or were exercised.

      o Interest Rate Futures. The Fund may buy and sell futures contracts relating to debt securities ("Interest Rate Futures") and municipal bond indices ("Municipal Bond Index Futures," discussed below). An Interest Rate Future obligates the seller to deliver and the purchaser to take the related debt securities at a specified price on a specified date. No amount is paid or received upon the purchase or sale of an Interest Rate Future.

      The  Fund  may  concurrently  buy  and  sell  Futures   contracts  in  the
expectation that the Future purchased will outperform the Future sold. For example, the Fund might simultaneously buy Municipal Bond Futures and sell U.S. Treasury Bond Futures. This type of transaction would be profitable to the Fund if municipal bonds, in general, outperform U.S. Treasury bonds. Risks of this type of Futures strategy include the possibility that the Manager does not correctly assess the relative durations of the investments underlying the Futures, with the result that the strategy changes the overall duration of the Fund's portfolio in a manner that increases the volatility of the Fund's price per share. Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond to decline about 3%.

      Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, equal to a specified percentage of the contract amount, with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to and from the futures broker on a daily basis. At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized. Although Interest Rate Futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      o Municipal Bond Index Futures. A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal Bond Index Futures are similar to Interest Rate Futures except that settlement is made in cash. The obligation under such contracts may also be satisfied by entering into an offsetting contract to close out the futures position. Net gain or loss on options on Municipal Bond Index Futures depends on the price movements of the securities included in the index. The strategies which the Fund employs regarding Municipal Bond Index Futures are similar to those described above with regard to Interest Rate Futures.

      o Purchasing Calls and Puts. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on Municipal Bond Index Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

      When the Fund purchases a call or put on a municipal bond index, Municipal Bond Index Future or Interest Rate Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the debt securities market generally) rather than on price movements in individual futures contracts.

      When the Fund buys a put, it pays a premium and, except as to puts on municipal bond indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a debt security, Interest Rate Future or Municipal Bond Index Future the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

      An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause it to sell underlying investments, thus increasing its turnover rate in a manner beyond its control. The exercise by the Fund of puts may also cause the sale of underlying investments, also causing turnover, since the underlying investment might be sold for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a call or a put or sells a call. Premiums paid for options are small in relation to the market value of the related investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be more sensitive to changes in the value of the underlying investments.

      o Additional Information about Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. When the Fund writes an over-the-counter("OTC") option, it intends to into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security ("in-the-money"). For any OTC option the Fund writes, it will treat as illiquid (for purposes of its restriction on illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The Securities and Exchange Commission is evaluating the general issue of whether or not OTC options should be considered as liquid securities, and the procedure described above could be affected by the outcome of that evaluation.


     The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its portfolio turnover rate. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options as to underlying investments are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      o Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial Futures margin and related option premiums to no more than 5% of the Fund's total assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

      Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases an Interest Rate Future or Municipal Bond Index Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the investments underlying such Future, less the margin deposit applicable to it.

      o Tax Aspects of Hedging Instruments and Covered Calls. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax).


      o Possible Risk Factors in Hedging. In addition to the risks with respect to Futures and options discussed in the Prospectus and above, there is a risk in using short hedging by selling Interest Rate Futures and Municipal Bond Index Futures that the prices of such Futures or the applicable index will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the Hedging Instruments, the Fund may use Hedging Instruments in a greater dollar amount than the dollar amount of debt securities being hedged if the historical volatility of the prices of such debt securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Fund has used Hedging Instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the Hedging Instruments and also experience a decline in value of its debt securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the Hedging Instruments are based. If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Interest Rate Futures, Municipal Bond Index Futures and/or calls on such Futures or debt securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

Other Investment Restrictions

      The Fund's significant investment restrictions are described in the Prospectus. The following investment restrictions are also fundamental policies of the Fund, and, together with the fundamental policies and investment objective described in the Prospectus, can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares.



      Under these additional restrictions, the Fund cannot do any of the following:

     o The Fund cannot invest in real estate, but the Fund may invest in Municipal Securities or other permitted securities secured by real estate or interests therein;

      o The Fund cannot purchase securities other than Hedging Instruments on margin; however, the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

      o    The Fund cannot make short sales of securities;

      o The Fund cannot invest in or hold securities of any issuer if those officers and trustees of the Fund or its adviser beneficially owning individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer; or

      o The Fund cannot invest in other open-end investment companies except in a merger, consolidation, reorganization or acquisition of assets.

      |X| Diversification. For purposes of diversification under the Investment Company Act and the investment restrictions set forth in the Prospectus and above, the identification of the "issuer" of a Municipal Security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed the sole issuer. However, if in either case the creating government or some other entity guarantees the security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other agency. In applying these restrictions to its investments, the Manager will consider a nongovernmental user of facilities financed by industrial development bonds as being in a particular industry, despite the fact that there is no industry concentration limitation as to Municipal Securities. Although this application of the restriction is not technically a fundamental policy of the Fund, it will not be changed without shareholder approval. The Manager has no present intention of investing more than 25% of the Fund's assets in securities paying interest from revenues of similar type projects. This is not a fundamental policy, and therefore may be changed without shareholder approval. Should any such change be made, the Prospectus and/or this Statement of Additional Information will be supplemented accordingly.

      For purposes of the Fund's policy not to concentrate its assets, the Fund has adopted the industry classifications set forth in Appendix C to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees (except Ms. Macaskill, who is not a director of Oppenheimer Money Market Fund, Inc.) are also trustees or directors of Oppenheimer Fund, Oppenheimer Growth Fund, Oppenheimer Global Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer U.S. Government Trust, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Enterprise Fund, Oppenheimer Discovery Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Municipal Bond Fund, Oppenheimer California Municipal Fund, Oppenheimer Multi-State Municipal Trust, Oppenheimer Multi-Sector Income Trust, Oppenheimer World Bond Fund, Oppenheimer Series Fund, Inc. (collectively, the "New York- based Oppenheimer funds), Oppenheimer Developing Markets Fund and Oppenheimer International Small Company Fund. Ms. Macaskill, Messrs. Spiro, Donohue, Bowen, Zack, Bishop and Farrar respectively, hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of December 31, 1997, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of each class of shares of the Trust and the Fund except Leon Levy, who owns beneficially 1,345,407.308 Class A shares (approximately 2.53% of the outstanding Class A shares). The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan a Trustee and an officer listed below, Ms. Macaskill, and Mr. Donohue, respectively, are trustees), other than the shares beneficially owned under that plan by the officers of the Fund listed above.

LEON LEVY, Chairman of the Board of Trustees, Age 72 31 West 52nd Street, New York, NY 10019
General Partner of Odyssey Partners, L.P. (investment partnership) (since 1982) and Chairman of Avatar Holdings, Inc. (real estate development).

ROBERT G. GALLI, Trustee, Age 64
Formerly he held the following positions: Vice Chairman of OppenheimerFunds, Inc. (the "Manager") (since October 1995); Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; Executive Vice President, General Counsel and a director of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment adviser subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager and an officer of other Oppenheimer funds.

BENJAMIN LIPSTEIN, Trustee, Age 74
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a director of Sussex Publishers, Inc (Publishers of Psychology Today and Mother Earth News) and of Spy Magazine, L.P.

BRIDGET A. MACASKILL, President and Trustee*, Age 49
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager and Chief Executive Officer (since September 1995); President and director (since June 1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September 1995) and a director (since October 1990) of OAC;
President  (since  September  1995)  and a  director  (since  November  1989) of
Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July
1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.

ELIZABETH B. MOYNIHAN, Trustee, Age 68
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University), National Building Museum; a member of the Trustees Council, Preservation League of New York State, and of the Indo-U.S. Sub-Commission on Education and Culture.



----------------------
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

KENNETH A. RANDALL, Trustee, Age 70
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), Texan Cogeneration Company (cogeneration company), Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The
Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

EDWARD V. REGAN, Trustee, Age 67
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (health care provider); a director of River Bank America (real estate manager); Trustee, Financial Accounting Foundation (FASB and GASB); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

RUSSELL S. REYNOLDS, JR., Trustee, Age 66
8 Sound Shore Drive, Greenwich, Connecticut 06830
Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directorship Inc. (corporate governance consulting); a director of Professional Staff Limited (U.K); a trustee of Mystic Seaport Museum, International House and Greenwich Historical Society.

DONALD W. SPIRO, Vice Chairman and Trustee*, Age 72
Chairman Emeritus (since August 1991) and a director (since January 1969) of the Manager; formerly Chairman of the Manager and the Distributor.

PAULINE TRIGERE, Trustee, Age 85
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

CLAYTON K. YEUTTER, Trustee, Age 67
1325 Merrie Ridge Road, McLean, Virginia 22101
Of Counsel, Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order) IMC Global Inc. (chemicals and animal feed), Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.






----------------------
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.


ANDREW J. DONOHUE, Secretary, Age 47
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President (since September 1993), and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. since (September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September 1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July
1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President of OFIL and Oppenheimer Millennium Funds plc (since October
1997); an officer of other Oppenheimer funds.

ROBERT  E. PATTERSON, Vice President and Portfolio Manager, Age 54
Senior Vice President of the Manager (since February 1993); an officer of other Oppenheimer funds.

GEORGE C. BOWEN, Treasurer, Age 61
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July 1991)and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); an officer of other Oppenheimer funds.

ROBERT G. ZACK, Assistant Secretary, Age 49
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

ROBERT J. BISHOP, Assistant Treasurer, Age 39
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

SCOTT  T. FARRAR, Assistant Treasurer, Age 32
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

     |X| Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Messrs. Galli and Spiro) who are affiliated with the Manager receive no salary or fees from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation for the Fund was paid during its fiscal year ended September 30, 1997. The compensation from all of the New York-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee or member of a committee of the Board of those funds during the calendar year 1997:

                                            Retirement
                                            Benefits        Total Compensation
                             Aggregate      Accrued as      From All
                             Compensation   Part of         New York-based
Name and Position            From Fund      Fund Expenses   Oppenheimer Funds1

Leon Levy                    $0             $(11,393)       $152,750
  Chairman and Trustee

Benjamin Lipstein            $0             $( 6,813)       $ 91,350
  Study Committee Chairman,  Audit Committee
  Member and Trustee

Elizabeth B. Moynihan        $0             $( 6,813)       $ 91,350
  Study Committee
  Member2 and Trustee

Kenneth A. Randall           $0             $( 6,224)       $ 83,450
  Audit Committee
  Chairman and Trustee
Edward V. Regan              $0             $( 5,829)       $ 78,150
  Proxy Committee Chairman,
  Audit Committee
  Member2 and Trustee

Russell S. Reynolds, Jr.     $0             $( 4,386)       $ 58,800
  Proxy Committee Member
  and Trustee

Pauline Trigere, Trustee     $0             $( 4,125)       $ 55,300

Clayton K. Yeutter           $0             $( 4,386)       $ 58,800
  Proxy Committee Member
  and Trustee

----------------------
1 For the 1997 calendar year. 2Committee position held during a portion of the period shown. The Study and Audit Committees meet for all of the New York-based Oppenheimer funds and the fees are allocated among the funds by the Board. The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

      o Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

     |X| Major Shareholders. As of December 31, 1997, no person owned of record or is known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A or Class B shares. The only persons owning of record or know by the Fund to own beneficially 5% of the Fund's Class C shares were Merrill Lynch Pierce Fenner & Smith For the Benefit of its Customers, 4800 Deer Lake Dr. E. Fl. 3, Jacksonville, FL 32246-6484, who owned of record 37,111.000 shares (approximately 10.03% of the Fund's outstanding Class C shares), Rose M. Nurnberger, 228 Lincoln Ave., Island Park, NY 11558-1322, who owned of record 34,759.299 shares (approximately 9.39% of the Fund's outstanding Class C shares) and Mrs. Gloria Fleckenstein, 145 East 15th Street, Apt. 17B, New York, NY 10003, who owned of record 28,194.581 shares (approximately 7.62% of the Fund's outstanding Class C shares).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom may also serve as officers of the Fund, and three of whom (Ms. Macaskill and Messrs. Galli and Spiro) serve as Trustees of the Fund.

      The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

      |X| The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      Expenses  not  expressly  assumed  by the  Manager  under  the  Investment
Advisory Agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The Investment Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation costs.

     The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked. For the fiscal years ended September 30, 1995, 1996 and 1997, the management fees paid by the Fund to the Manager were $3,833,144, $4,014,768 and $3,912,050, respectively.

      The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of Fund assets made with due care and in good faith. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

      |X| The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, excluding payments under the Distribution and Service Plans but including advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended September 30, 1995, 1996 and 1997, the aggregate sales charges on sales of the Fund's Class A shares were $1,403,152, $1,211,472 and $835,127, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $259,977, $253,441 and $161,226, in those respective years. During the Fund's fiscal year ended September 30, 1997, the contingent deferred sales charge collected on the Fund's Class B shares totaled $260,864, all of which the Distributor retained. During the Fund's fiscal year ended September 30, 1997, the contingent deferred sales charge collected on the Fund's Class C shares totaled $5,113, all of which the Distributor retained. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

      |X| The Transfer Agent. The Fund's Transfer Agent, OppenheimerFunds Services, a division of the Manager, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Investment Advisory Agreement is to arrange the portfolio transactions for the Fund. The Investment Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Investment Advisory Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. As most purchases made by the Fund are principal transactions at net prices, the Fund does not incur substantial brokerage costs. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net prices. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that (i) the trade is not from or for the broker's own inventory, (ii) the trade was not executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Manager provides information as to the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

      Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Such other funds may purchase or sell the same securities at the same time as the Fund, which could affect the supply and price of such securities. If two or more of such funds purchase the same security on the same day from the same dealer, the Manager may average the price of the transactions and allocate the average among such funds.

      During the Fund's fiscal years ended September 30, 1995, 1996 and 1997, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $21,875, $19,390 and $64,250, respectively of that amount. During the same period, no payments were made to brokers as commissions in return for research services.

Performance of the Fund

     As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "tax- equivalent yield," "average annual total return", "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below.

      The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total returns are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total returns for any given past period are not a prediction or representation by the Fund of future yields or rates of return. The yield and total returns of each class of shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses allocated to the particular class.

      |X|  Yields

     o Standardized Yield. The "standardized yield" (referred to as "yield") is shown for a class of shares for a stated 30-day period. It is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission designed to assure uniformity in the way that all funds calculated their yields:

                                             a-b       6
                   Standardized Yield = 2 ((------ + 1) - 1)
                                              cd

The symbols above represent the following factors:

      a = dividends and interest earned during the 30-day period. b = expenses accrued for the period (net of any expense reimbursements).
      c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends. d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period. For the 30-day period ended September 30, 1997, the standardized yields for the Fund's classes of shares were as follows:

      Without Deducting Sales Charge            With Sales Charge Deducted

Class A:    4.29%                               4.51%
Class B:    3.74%                               N/A
Class C:    3.75%                               N/A

     o Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares adjusts the Fund's current yield, as calculated above, by a stated combined Federal, state and city tax rate. The tax equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax exempt. The tax equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Appendix B includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal, state and city taxable income (the net amount subject to Federal and state income taxes after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Fund's tax-equivalent yields for its Class A, Class B and Class C shares for the 30-day period ended September 30, 1997, for an individual New York City resident in the 46.08% combined tax bracket were 7.96%, 6.94% and 6.95%, respectively.

      o Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

     Dividend Yield = dividends paid x 12/maximum offering price (payment date)

                             Dividends of the Class
              ----------------------------------------------------
              Max Offering Price of the Class (last day of period)

                                Divided by number of days (accrual period) x 365

      The maximum offering price for Class A shares includes the maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      The dividend yields for the 30-day period ended September 30, 1997 were as follows:

      Without Deducting Sales Charge            With Sales Charge Deducted

Class A:    5.10%                               5.36%
Class B:    4.59%                               N/A
Class C:    4.59%                               N/A

      |X|  Total Return Information

     o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                    ( ERV ) 1/n
                    (-----) -1 = Average Annual Total Return
                    (  P  )


     o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                             ERV - P
                             ------- = Total Return
                                P

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, payment of the contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter is applied, as described in the Prospectus. For Class C shares, the payment of the 1.0% contingent deferred sales charge for the first 12 months is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

      The "average annual total returns" on an investment in Class A shares of the Fund for the one, five and ten year periods ended September 30, 1997 were 3.61%, 5.56% and 7.52%, respectively. The cumulative "total return" on Class A shares for the ten year period ended September 30, 1997 was 106.34%. The average annual total returns on an investment in Class B shares for the fiscal year ended September 30, 1997 and for the period March 1, 1993 (the date Class B shares were first publicly offered) through September 30, 1997 were 2.97% and 4.40%, respectively. The cumulative total return on Class B shares for the period March 1, 1993 through September 30, 1997 was 21.83%. The average annual total returns for Class C shares for the fiscal year ended September 30, 1997 and for the period from August 29, 1995 (the date the Class C shares were publicly offered) through September 30, 1997 were 6.95% and 7.06%, respectively. The average annual total return and the cumulative total return on an investment in Class C shares for the period of August 29, 1995 (the date class shares were first publicly offered) through September 30, 1997 was 15.29%.

      o Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

      The average annual total returns at net asset value for Class A shares for the one, five and ten-year periods ended September 30, 1997 were 8.78%, 6.59% and 8.05%, respectively. The cumulative total return at net asset value for Class A shares for the ten-year period ended September 30, 1997 was 116.03%. The average annual total returns at net asset value for Class B shares for the fiscal year ended September 30, 1997 and for the period March 1, 1993 (the date Class B shares were first publicly offered) through September 30, 1997 were 7.97% and 4.77%, respectively. The cumulative total return at net asset value for Class B shares for the period March 1, 1993 through September 30, 1997 was 23.78%. The average annual total returns at net asset value for Class C shares for the fiscal year ended September 30, 1997 and for the period from August 29, 1995 (the date the Class C shares were publicly offered) through September 30, 1997 were 7.95% and 7.06%, respectively. The cumulative total return at net asset value on an investment in Class C shares for the period of August 29, 1995 (the date class shares were first publicly offered) through September 30, 1997 was 15.29%.

      Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison before using such information with other investments.

     |X| Other Performance Comparisons. From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other bond funds, other than money market funds, and (ii) all other New York municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration. From time to time the Fund may include in its advertisement and sales literature performance information about the Fund cited in other newspapers and periodicals such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and
(ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     From time to time the Fund may publish the star ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds, based on risk-adjusted total investment return. The Fund is ranked among the municipal bond funds. Investment return measures a fund's or class's one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's or class's performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class's 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40% respectively, or its combined 3-. 5- and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.

      The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.


      Investors may also wish to compare the Fund's Class A, Class B or Class C return to the return on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent), or, on the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by a third party may compare the Oppenheimer funds services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class C shares, that vote was cast by the Manager as the sole initial holder of Class C shares.

      In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers, or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission Rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase payments under the Plan. Such vote must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. All material amendments must be approved by the Board and the Independent Trustees.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment. The report for the Class B and Class C Plans shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of the Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate allowed under the Plans and set no minimum amount.

      For the fiscal year ended September 30, 1997, payments under the Class A Plan totaled $1,528,712, all of which was paid by the Distributor to Recipients, including $30,130 paid to an affiliate of the Distributor. Any unreimbursed expenses incurred with respect to Class A shares for any fiscal year by the Distributor may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

      The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. Pursuant to the Plans, service fee payments by the Distributor to Recipients will be made (i) in advance for the first year Class B and Class C shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of .25% of the average daily net asset value of Class B shares and Class C shares respectively, held in accounts of the Recipient or its customers. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B and Class C shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment for those shares to the Distributor. For the fiscal year ended September 30, 1997, payments made under the Class B Plan totaled $1,040,975, of which the Distributor paid $6,709 to an affiliate of the Distributor and retained $819,839 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs; the balance of such Class B Plan payments was paid by the Distributor to Recipients not affiliated with the Distributor. For the fiscal year ended September 30, 1997, payments made under the Class C Plan totaled $37,884, of which $31,279 was retained by the Distributor.

      Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fee on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and Class C Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

      The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. The Distributor retains the asset-based sales charge on Class B shares. As to Class C shares, the Distributor retains the asset-based sales charge during the first year shares are outstanding and pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for more than a year or more. Such payments are made to the Distributor under the Plans in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees, as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), and state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT
How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

      The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on such Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees,
(iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and/or Service Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that Class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (ii) a non-money market fund will value (a) debt instruments that had a maturity of more than 397 days when issued, (b) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and
(c) non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less, at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;
(iii) money market- type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discounts; and (iv) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (i) and (ii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.

      In the case of Municipal Securities, U.S. Government securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). The Manager may use pricing services approved by the Board of Trustees to price any of the types of securities described above. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     Puts, calls, Interest Rate Futures and Municipal Bond Index Futures are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "asked" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "asked" price is available). When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the call or put. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 p.m. but may close earlier on certain days. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions. If the Federal Funds are received after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day after such Federal Funds are received.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons-and daughters-in-law, a spouse's siblings, a sibling's spouse, aunts, uncles, nieces and nephews. Relations by virtue of a remarriage (step-children, step-parents, etc.) are included.

     |X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-Distributor and include the following:

Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Main Street California  Municipal Fund
Oppenheimer Florida Municipal Fund
Oppenheimer New Jersey  Municipal Fund
Oppenheimer New York Municipal Fund
Oppenheimer  Pennsylvania  Municipal Fund
Oppenheimer Discovery Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer  Multiple  Strategies  Fund
Oppenheimer  Total  Return  Fund,  Inc.
Oppenheimer  Main  Street  Income & Growth  Fund
Oppenheimer  High  Yield  Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer International Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer  Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special  Minerals  Fund
Oppenheimer  Strategic  Income Fund
Oppenheimer Enterprise Fund
Oppenheimer  International  Growth Fund
Oppenheimer  Developing Markets Fund
Oppenheimer Real Asset Fund
Oppenheimer International Small Company Fund
Oppenheimer  MidCap  Fund
Oppenheimer  Quest  Growth & Income  Value Fund
Oppenheimer  Quest Officers Value Fund
Oppenheimer  Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer  Quest Capital Value Fund, Inc.
Oppenheimer  Disciplined Value Fund
Oppenheimer  Disciplined  Allocation  Fund
Oppenheimer  LifeSpan  Balanced Fund
Oppenheimer LifeSpan Income Fund
Oppenheimer LifeSpan Growth Fund
Rochester Fund
Municipals*
Oppenheimer  Bond Fund for Growth
Limited-Term  New York Municipal Fund

and, the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

-------------------
*Shares of the Fund are not presently exchangeable for shares of these funds.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

      |X| Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o  Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen- month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired in exchange for either (i) Class A shares sold with a front-end sales charge of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.

      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time without prior notice.

      By choosing the Checkwriting privilege, whether you do so by signing the Account Application or by completing a Checkwriting card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Fund, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Fund, its Transfer Agent and any bank through which the Fund's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Fund account of such person(s) and to effect a redemption of sufficient shares in that account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.

      |X| Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the shareholders to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

      |X| Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Value Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchase subject to an initial sales charge or Class A contingent deferred sales charge which was paid, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. This reinvestment privilege does not apply to Class C shares. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfer of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the broker or dealer from its customers prior to the time the Exchange closes (normally that is 4:00 p.m., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular
additional  Class  A  share  purchases  while   participating  in  an  Automatic
Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charges").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus, and below in this Statement of Additional Information.

     |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under such plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional shares of Class A shares while maintaining automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.




How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt
Trust, Centennial California Tax-Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares, and Oppenheimer Main Street California Municipal Fund, which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525-7048.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge).

      However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged Class A shares (18 months if the shares were initially purchased prior to May 1, 1997), the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify whether they intend to exchange Class A, Class B or Class C shares.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or have obtained and acknowledged receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order. Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

      The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B shares and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between Class A shares, Class B shares and Class C shares.

     Distributions may be made annually in December out of any net short-term or long-term capital gains realized from the sale of securities, premiums from expired calls written by the Fund and net profits from hedging instruments and closing purchase transactions realized in the twelve months ending on October 31 of the current year. Any difference between the net asset values of Class A, Class B and Class C shares will be reflected in such distributions. Distributions from net short-term capital gains are taxable to shareholders as ordinary income and when paid by the Fund are considered "dividends." The Fund may make a supplemental distribution of capital gains and ordinary income following the end of its fiscal year. Long-term capital gains distributions, if any are taxable as long-term capital gains whether received in cash or reinvested and regardless of how long Fund shares have been held. There is no fixed dividend rate (although the Fund may have a targeted dividend rate for Class A shares) and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net investment income earned by the Fund on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the Fund's portfolio which are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the Fund's tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period. All of the Fund's dividends (excluding capital gains distributions) paid during 1994 were exempt from Federal and New York income taxes. A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund. 10.2% of the Fund's dividends (excluding distributions) paid during 1994 were a tax preference item for shareholders subject to the alternative minimum tax.

      A shareholder receiving a dividend from income earned by the Fund from one or more of: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities); (2) income from securities loans; (3) income or gains from options or Futures; or (4) an excess of net short-term capital gain over net long-term capital loss from the Fund, treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested. The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. The Manager might determine in a particular year that it might be in the best interest of shareholders for the Fund not to make distributions at the required levels and to pay the excise tax on the undistributed amounts.
That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. Not all of the Oppenheimer funds offer Class B shares and Class C shares. The names of the funds that offer Class B shares can be obtained by calling the Distributor at 1-800-525-7048. To elect this option, the shareholder must notify the Transfer Agent in writing and must either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal Deposit Insurance.

Such uninsured balances may at times be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

========================================================================
======== The Board of Trustees and Shareholders of
Oppenheimer New York Municipal Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer New York Municipal Fund as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New York Municipal Fund as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Denver, Colorado
October 21, 1997

STATEMENT OF INVESTMENTS  September 30, 1997


                                                        RATINGS:                                                         MOODY'S/
                                           S&P/FITCH                 FACE              MARKET VALUE
                           (UNAUDITED)               AMOUNT            SEE NOTE 1
========================================================================
========================================
                                        MUNICIPAL BONDS AND NOTES--98.7%
---------------------------------------------------------------------------------------------------------------- NEW
YORK--84.0%
Battery Park City, NY RB, Series A,
AMBAC Insured, 5.50%, 11/1/16                           Aaa/AAA                  $ 5,000,000         $ 5,078,600
---------------------------------------------------------------------------------------------------------------- Buffalo,
NY GOB, Series E, AMBAC
Insured, 6.65%, 12/1/13                                 Aaa/AAA/AAA                  500,000             566,215 ------- Grand
Central District Management Assn., Inc.
NY Business District Capital Improvement RRB:
5.125%, 1/1/14                                          A1/A                      1,000,000              973,570 5.25%, 1/1/22
                                         A1/A                      2,500,000            2,426,400
---------------------------------------------------------------------------------------------------------------- NY MTAU
RB, Transportation Facilities Service
Contracts, Series 3, 7.375%, 7/1/08                     Baa1/BBB+                   250,000              292,525
---------------------------------------------------------------------------------------------------------------- NY MTAU
RRB, Commuter Facilities Project,
Series B, MBIA Insured, 6.25%, 7/1/17                   Aaa/AAA                     350,000              386,102
---------------------------------------------------------------------------------------------------------------- NY
TBTAU GP RB, Series X, 6%, 1/1/14                    Aa /A+                   14,510,000           15,097,800
---------------------------------------------------------------------------------------------------------------- NY
TBTAU GP RRB:
Series A, 5%, 1/1/12                                    Aa/A+                    15,755,000           15,532,854 Series A,
5%, 1/1/15                                    Aa/A+                     7,500,000            7,296,600 Series B, 5%, 1/1/20
                                  Aa/A+                       500,000              486,865 Series Y, 5.50%, 1/1/17
               Aa/A+                    15,000,000           15,588,450
---------------------------------------------------------------------------------------------------------------- NY
TBTAU SPO RRB, Series A,
MBIA Insured, 6.625%, 1/1/17                            Aaa/AAA                     500,000              542,170
---------------------------------------------------------------------------------------------------------------- NY United
Nations Development Corp. RRB:
Sr. Lien, Series B, 5.60%, 7/1/26                       A2/NR/A                   1,500,000            1,493,475 Sub.
Lien, Series C, 5.60%, 7/1/26                      A3/NR/A-                  3,000,000            2,982,720
---------------------------------------------------------------------------------------------------------------- NYC GOB:
Inverse Floater, 6.98%, 8/1/08(1)                       Baa1/BBB+                 8,250,000            8,765,625 Inverse
Floater, 8.11%, 8/1/13(1)                       Baa1/BBB+                 5,000,000            5,418,750 Inverse Floater,
8.11%, 8/1/14(1)                       Baa1/BBB+                 8,150,000            8,832,562 Prerefunded, Series
D, 8%, 8/1/03                       Aaa/BBB+/A-                 545,000              625,954 Prerefunded, Series F,
8.25%, 11/15/17                  Aaa/BBB+                  7,820,000            9,125,158 Series B, 8.25%, 6/1/07
                               Baa1/BBB+                 1,750,000            2,177,122 Series B, FSA Insured, Inverse
Floater,
6.97%, 10/1/07(1)                                       Aaa/AAA                   7,500,000            7,935,150 Series H,
6.125%, 8/1/25                                Baa1/BBB+/A-              6,000,000            6,258,840 Series M,
AMBAC Insured, 7.50%, 6/1/07                  Aaa/AAA                   7,680,000            9,308,237 Unrefunded
Balance, Series A, 7.75%, 3/15/03            Baa1/BBB+/A-                150,000              162,963 Unrefunded
Balance, Series A, 7.75%, 8/15/16            Baa1/BBB+                   157,500              176,537 Unrefunded
Balance, Series F, 8.25%, 11/15/17           Baa1/BBB+                   680,000              779,035 Unrefunded
Balance, Subseries C-1, 7.50%, 8/1/20        Baa1/BBB+/A-                125,000              141,354
---------------------------------------------------------------------------------------------------------------- NYC
GORB:
Series B, MBIA Insured, 6.20%, 8/15/06                  Aaa/AAA                   3,500,000            3,880,905
Series D, MBIA Insured, 5.75%, 8/1/05                   Aaa/AAA                     450,000              481,608
Unrefunded Balance, Series F, 7.625%, 2/1/14            Baa1/BBB+/A-                 25,000               27,913
---------------------------------------------------------------------------------------------------------------- NYC HDC
MH RB:
Glenn Gardens Project, 6.50%, 1/15/18                   NR/NR                     2,896,196            2,981,837






                     9  Oppenheimer New York Municipal Fund

                                                            RATINGS:                                                      MOODY'S/
                                                       S&P/FITCH               FACE               MARKET VALUE
                                          (UNAUDITED)             AMOUNT             SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
                                                                                                     NEW YORK (CONTINUED)
NYC HDC MH RB:(continued)
Keith Plaza Project, 6.50%, 2/15/18                         NR/NR                   $ 1,913,624         $ 1,970,383
Series A, 5.625%, 5/1/12                                    Aa2/AA                    4,500,000           4,609,755
------------------------------------------------------------------------------------------------------------------- NYC
Health & Hospital Corp. RRB,
AMBAC Insured, Inverse Floater,
7.24%, 2/15/23(1)                                           Aaa/AAA/AAA               8,300,000           8,351,875
------------------------------------------------------------------------------------------------------------------- NYC
IDA SPF RB:
Northwest Airlines, Inc., 6%, 6/1/27                        Ba2/BB                    6,700,000           6,860,398 United
Air Lines, Inc. Project, 5.65%, 10/1/32              Baa3/BB+                  5,585,000           5,580,755
------------------------------------------------------------------------------------------------------------------- NYC
IDAU Civil Facility RB:
Community Resources Development,
7.50%, 8/1/26                                               NR/NR                     3,500,000           3,660,125 USTA
National Tennis Center Project,
FSA Insured, 6.375%, 11/15/14                               Aaa/AAA                   1,500,000           1,649,055
YMCA Greater NY Project, 5.80%, 8/1/16                      Baa3/NR/BBB               2,470,000
2,514,089 YMCA Greater NY Project,
Prerefunded, 8%, 8/1/16                                     Aaa/NR/BBB                3,950,000           4,550,558
------------------------------------------------------------------------------------------------------------------- NYC
IDAU RB, VISY Paper, Inc. Project:
7.80%, 1/1/16                                               NR/NR                     6,800,000           7,660,608 7.95%, 1/1/28
                                             NR/NR                     6,250,000           7,079,375
------------------------------------------------------------------------------------------------------------------- NYC
IDAU SPF RB, Terminal One
Group Assn. Project:
6%, 1/1/15                                                  A/A/A-                    6,000,000           6,248,760 6.125%, 1/1/24
                                            A/A/A-                    3,000,000           3,132,840
------------------------------------------------------------------------------------------------------------------- NYC
MWFAU WSS RB:
Prerefunded, Series C, 7.75%, 6/15/20                       Aaa/A-                   17,250,000          19,594,275
Unrefunded Balance, Series B, 6.375%, 6/15/22               A2/A-/A                   6,625,000           7,284,254
------------------------------------------------------------------------------------------------------------------- NYC
MWFAU WSS RRB:
Series A-1994, 7.10%, 6/15/12                               A2/A-                       275,000             303,460
Unrefunded Balance, 6.75%, 6/15/17                          A2/A-                     2,480,000           2,671,828
------------------------------------------------------------------------------------------------------------------- NYS
DA RB:
City University-Third General Resolution,
Series 2, MBIA Insured, 6.875%, 7/1/14                      Aaa/AAA/A-                  500,000             569,875
Prerefunded, Series A, 7.625%, 7/1/20                       Aaa/BBB                  12,000,000          13,322,400
CUS, Prerefunded, Series F, 7.875%, 7/1/07                  Aaa/BBB+                  7,000,000           7,816,550
Ithaca College, AMBAC Insured, 5.25%, 7/1/26                Aaa/AAA                   5,750,000
5,632,527 Judicial Facilities Lease, Escrowed to Maturity,
MBIA Insured, 7.375%, 7/1/16                                Aaa/AAA                   2,300,000           2,849,033
Mental Health Facilities Project, AMBAC
Insured, 5.25%, 2/15/18                                     Aaa/AAA/AAA               9,400,000           9,237,850
Pooled Capital Program, Partially Prerefunded,
FGIC Insured, 7.80%, 12/1/05                                Aaa/AAA/AAA               6,105,000           6,489,371
Rockefeller University, MBIA Insured,
7.375%, 7/1/14                                              Aaa/AAA                   4,000,000           4,186,880 Rosalind
& Joseph Nursing Home,
AMBAC Insured, 5.70%, 2/1/37                                Aaa/AAA                   2,000,000           2,023,140


                    10  Oppenheimer New York Municipal Fund

                                                        RATINGS:                                                         MOODY'S/
                                           S&P/FITCH               FACE                MARKET VALUE
                           (UNAUDITED)             AMOUNT              SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
NYS DA RRB:
CUS, Second Series A, 5.75%, 7/1/18                     Baa1/BBB+               $ 6,750,000         $ 7,067,993
CUS, Series B, 6%, 7/1/14                               Baa1/BBB+                10,875,000          11,724,881 CUS,
Series B, FGIC Insured, 9%, 7/1/00                 Aaa/AAA/AAA               2,100,000           2,364,474
Episcopal Health Services, Inc., 5.85%, 8/1/13          NR/AAA                      500,000             526,905
Fordham University, FGIC Insured, 5.75%, 7/1/15         Aaa/AAA/AAA               9,100,000
9,473,464 St. Joseph's Hospital Health Center,
MBIA Insured, 5.25%, 7/1/18                             Aaa/AAA                   5,035,000           4,947,139 St.
Vincent's Hospital, 7.375%, 8/1/11                  Aa2/AAA                     150,000             167,951 SUEFS,
Prerefunded, Series A, 7.70%, 5/15/12            Aaa/BBB+/A                9,000,000           9,972,900 SUEFS,
Series A, 5.25%, 5/15/15                         Baa1/BBB+                23,090,000          22,827,005 SUEFS,
Series A, 5.25%, 5/15/21                         Baa1/BBB+                 5,010,000           4,896,974 SUEFS, Series
B, 7%, 5/15/16                            Baa1/BBB+                 9,020,000           9,729,964
--------------------------------------------------------------------------------------------------------------- NYS DA
SPO Bonds, CUS, Series E,
FSA Insured, 5.75%, 7/1/11                              Aaa/AAA                   5,955,000           6,481,601
--------------------------------------------------------------------------------------------------------------- NYS
EFCPC RB, State Water Revolving Fund:
Series A, 6.60%, 9/15/12                                Aaa/AAA/AAA                 250,000             277,575 Series
C, 7.20%, 3/15/11                                Aa2/A+/AA                   350,000             378,795 Series E, 6.50%,
6/15/14                                Aa2/A/AA                    500,000             547,460
--------------------------------------------------------------------------------------------------------------- NYS
ERDAUEF RB:
Consolidated Edison Co., Series A, 7.50%, 1/1/26  Aa3/A   280,000      299,334 Consolidated Edison Co., Series A, 7.75%, 1/1/24
                                 A1/A+                       620,000             638,817
Consolidated Edison Co., Series B, 7.375%, 7/1/24       Aa3/A+                      200,000             206,038 L.I.
Lighting Co., Series A, 7.15%, 12/1/20             Ba3/BB+                   7,500,000           8,124,150 L.I.
Lighting Co., Series C, 6.90%, 8/1/22              Ba3/BB+                   9,200,000           9,925,144
--------------------------------------------------------------------------------------------------------------- NYS
ERDAUGF RB, Brooklyn Union Gas Co.:
Series B, Inverse Floater, 9.68%, 7/1/26(1)             A1/A                      6,000,000           7,627,500 Series
D, MBIA Insured, Inverse Floater,
7.24%, 7/8/26(1)                                        Aaa/AAA                   3,000,000           3,048,750
--------------------------------------------------------------------------------------------------------------- NYS
ERDAUPC RB, NYS Electric & Gas Project,
Series A, MBIA Insured, 6.15%, 7/1/26                   Aaa/AAA                   4,000,000           4,212,360
--------------------------------------------------------------------------------------------------------------- NYS GOB:
6.875%, 3/1/12                                          A2/A                        500,000             551,485 7%, 2/1/09
                                       A2/A                        300,000             331,413
--------------------------------------------------------------------------------------------------------------- NYS
GORB, 7.50%, 11/15/00                               A2/A                        500,000             548,815
--------------------------------------------------------------------------------------------------------------- NYS HFA
MH RB:
Secured Mtg. Program-A, 7.05%, 8/15/24                  Aa2/NR                      350,000             374,539
Secured Mtg. Program-C, 6.95%, 8/15/24                  Aa2/NR                      230,000             242,935
--------------------------------------------------------------------------------------------------------------- NYS HFA
RB:
Prerefunded, 8%, 11/1/08                                Aaa/BBB+                  2,690,000           3,041,475
Unrefunded Balance, 8%, 11/1/08                         Baa/BBB+                    550,000             613,602
--------------------------------------------------------------------------------------------------------------- NYS HFA
RRB:
Housing Mtg., Series A, 6.10%, 11/1/15                  Aaa/AAA                  12,375,000          13,035,206
State University Construction, Escrowed to
Maturity, Series A, 7.90%, 11/1/06                      Aaa/AAA                   1,750,000           2,098,985
Unrefunded Balance, 7.90%, 11/1/99                      Baa2/BBB+                 2,310,000           2,426,563

                    11  Oppenheimer New York Municipal Fund

                                                        RATINGS:                                                         MOODY'S/
                                           S&P/FITCH               FACE                MARKET VALUE
                           (UNAUDITED)             AMOUNT              SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
NYS HFASC Obligation RB, Series A, 6%, 3/15/26          Baa1/BBB+               $10,000,000
$10,432,200
--------------------------------------------------------------------------------------------------------------- NYS
HFASC RB:
Prerefunded, Series A, 7.375%, 9/15/21                  Aaa/AAA                   9,050,000          10,331,480
Series D, 5.375%, 3/15/23                               Baa1/BBB                  9,000,000           8,691,300
-------------------------------------------------------------------------------------------------------- NYS LGAC RB, Prerefunded:
Series B, 7.50%, 4/1/20                                 Aaa/AAA/AAA               2,310,000           2,601,499 Series
C, 7%, 4/1/21                                    Aaa/AAA/AAA               9,455,000          10,495,428
--------------------------------------------------------------------------------------------------------------- NYS LGAC
RRB:
Series B, 5.50%, 4/1/21                                 A3/A+/A+                  8,000,000           7,958,240 Series C,
5%, 4/1/21                                    A3/A+/A+                 15,000,000          14,073,750 Series E, 5%, 4/1/21
                                  A3/A+/A+                    500,000             475,465
--------------------------------------------------------------------------------------------------------------- NYS MAG
RB:
Homeowner Mtg., Series 1, 7.95%, 10/1/21                Aaa/NR                    2,270,000           2,420,092
Homeowner Mtg., Series UU, 7.75%, 10/1/23               Aa2/NR                    1,990,000           2,113,400
Homeowner Mtg., Series VV, 7.375%, 10/1/11              Aa2/NR                      345,000             368,757
Inverse Floater, 6.26%, 10/1/24(1)                      MIG1/NR                   9,000,000           8,415,000 Ninth
Series B, 8.30%, 10/1/17                          Aaa/NR                    1,720,000           1,756,326 Series 40-B,
6.40%, 10/1/12                             Aaa/NR                      500,000             532,195 Series C, 8.40%, 10/1/17
                              Aaa/NR                    1,700,000           1,731,994
--------------------------------------------------------------------------------------------------------------- NYS
MCFFA RB:
Hospital & Nursing Home Project,
Series D, 6.45%, 2/15/09                                Aa2/AAA                     345,000             378,389 Long-Term
Health Care, Series C,
FSA Insured, 6.40%, 11/1/14                             Aaa/AAA                   2,800,000           3,039,456 MHESF,
Prerefunded, Series B, 7.875%, 8/15/20           Aaa/AAA                   5,095,000           5,707,113 MHESF,
Series A, FGIC Insured, 6.375%, 8/15/17          Aaa/AAA/AAA               5,000,000           5,409,000
MHESF, Unrefunded Balance, Series B,
7.875%, 8/15/20                                         Baa1/BBB+                 8,085,000           8,989,712 NY Hospital,
Series A, AMBAC Insured,
6.75%, 8/15/14                                          Aaa/AAA/AAA                 500,000             562,310
Prerefunded, 7.70%, 2/15/18                             Aaa/AAA                     355,000             367,283 St. Francis
Hospital, Series 1998A,
FGIC Insured, 7.625%, 11/1/21                           Aaa/AAA/AAA               2,690,000           2,843,438 St.
Luke's Hospital Center Mtg., Prerefunded,
Series B, 7.45%, 2/15/29                                Aaa/AAA                   7,500,000           8,212,275
--------------------------------------------------------------------------------------------------------------- NYS
MCFFA RRB:
MHESF, Unrefunded Balance,
Series A, 8.875%, 8/15/07                               Baa1/BBB+                 2,785,000           2,852,536 North
Shore University Hospital,
MBIA Insured, 7.20%, 11/1/20                            Aaa/AAA                     250,000             274,680
--------------------------------------------------------------------------------------------------------------- NYS PAU
GP RB, Series B, 6.625%, 1/1/12                 Aa2/AA-                     315,000             344,037
--------------------------------------------------------------------------------------------------------------- NYS PAU
GP RRB, Series Y, 6.75%, 1/1/18                 Aa2/AA-                   2,000,000           2,173,640
--------------------------------------------------------------------------------------------------------------- NYS
Thruway Authority General RB,
Series A, 5.75%, 1/1/19 Aa3/AA-                  10,000,000          10,177,400

                    12  Oppenheimer New York Municipal Fund

                                                        RATINGS:                                                         MOODY'S/
                                           S&P/FITCH               FACE                MARKET VALUE
                           (UNAUDITED)             AMOUNT              SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
NYS UDC RB:
Correctional Capital Facilities, Series 4,
5.375%, 1/1/23                                          Baa1/BBB+/A             $ 8,750,000        $  8,450,400 Series A,
MBIA Insured, 5.50%, 4/1/16                   Aaa/AAA/AAA               7,500,000           7,619,625
--------------------------------------------------------------------------------------------------------------- Onondaga
Cnty., NY RR Agency RB,
RR Facilities Project, 7%, 5/1/15                       Baa/NR/A-                15,600,000          16,758,456
--------------------------------------------------------------------------------------------------------------- PAUNYNJ
Consolidated RB, 69th Series,
7.125%, 6/1/25                                          A1/AA-/AA-                4,155,000           4,489,187
--------------------------------------------------------------------------------------------------------------- PAUNYNJ
Consolidated RRB, 78th Series,
6.50%, 4/15/11                                          A1/AA-/AA-                  250,000             271,403
--------------------------------------------------------------------------------------------------------------- PAUNYNJ
SPO RB, JFK International Air
Terminal Project, Series 6, 5.75%, 12/1/22              Aaa/AAA                  11,150,000          11,463,761
--------------------------------------------------------------------------------------------------------------- PAUNYNJ
SPO RRB, KIAC-4 Project,
5th Installment, 6.75%, 10/1/19                         NR/NR                    12,600,000          13,675,788
                                                                                         ------------
                                          626,863,122
--------------------------------------------------------------------------------------------------------------- U.S.
POSSESSIONS--14.7%
PR CMWLTH Aqueduct & Sewer Authority RB,
Escrowed to Maturity, 10.25%, 7/1/09                    Aaa/AAA                     500,000             696,930
--------------------------------------------------------------------------------------------------------------- PR
CMWLTH GOB, 5.375%, 7/1/25                           Baa1/A                    7,000,000           6,924,680
--------------------------------------------------------------------------------------------------------------- PR
CMWLTH GORB:
FSA Insured, Inverse Floater, 7.69%, 7/1/20(1)          Aaa/AAA                  11,500,000          12,333,750
MBIA Insured, 5.25%, 7/1/18                             Aaa/AAA                   8,950,000           8,826,848
Prerefunded, 7.70%, 7/1/20                              NR/AAA                    4,000,000           4,458,560
--------------------------------------------------------------------------------------------------------------- PR
CMWLTH HTAU RB:
Prerefunded, Series S, 6.50%, 7/1/22                    NR/AAA                   10,000,000          11,138,300
Prerefunded, Series T, 6.625%, 7/1/18                   Aaa/AAA                   1,000,000           1,119,170 Series
W, Inverse Floater, 6.80%, 7/1/10(1)             Baa1/A                    9,000,000           9,461,250
--------------------------------------------------------------------------------------------------------------- PR
CMWLTH Infrastructure FAU SPTX RB,
Series A, 7.75%, 7/1/08                                 Baa1/BBB+                 6,000,000           6,295,440
--------------------------------------------------------------------------------------------------------------- PR Electric
PAU RB:
Series AA, MBIA Insured, 5.25%, 7/1/16                  Aaa/AAA                   5,000,000           5,008,250
Series AA, MBIA Insured, 5.25%, 7/1/17                  Aaa/AAA                   5,000,000           4,999,550
--------------------------------------------------------------------------------------------------------------- PR EPAU
CAP RRB, Series N, MBIA Insured,
Zero Coupon, 5.69%, 7/1/17(2)                           Aaa/AAA                  24,000,000           8,824,320
--------------------------------------------------------------------------------------------------------------- PR Housing
Bank & Finance Agency SFM RB,
Homeownership-Fourth Portfolio, Escrowed
to Maturity, 8.50%, 12/1/18                             Aaa/NR                    1,580,000           1,853,261
--------------------------------------------------------------------------------------------------------------- PR
Industrial, Medical & Environmental
PC Facilities FAU RB:
American Airlines, Inc. Project,
Series A, 6.45%, 12/1/25                                Baa1/BBB-                   850,000             931,694 Warner
Lambert Co. Project, 7.60%, 5/1/14               A1/NR                     3,000,000           3,234,570
--------------------------------------------------------------------------------------------------------------- PR POAU
RB, American Airlines Special
Facilities Project, Series A, 6.25%, 6/1/26             Baa3/BBB+                 8,000,000           8,562,080



                    13  Oppenheimer New York Municipal Fund

                                                        RATINGS:                                                         MOODY'S/
                                           S&P/FITCH               FACE              MARKET VALUE
                         (UNAUDITED)             AMOUNT            SEE NOTE 1
-------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS (CONTINUED)
PR Public Buildings Authority Guaranteed
Public Education & HF RB, Prerefunded,
Series L, 6.875%, 7/1/21                                Aaa/AAA                 $ 4,000,000      $   4,519,440
-------------------------------------------------------------------------------------------------------------- PR
Telephone Authority RB, MBIA Insured,
Inverse Floater, 6.92%, 1/16/15(1)                      Aaa/AAA                  10,000,000         10,187,500
                                                                                         -------------
                                          109,375,593
-------------------------------------------------------------------------------------------------------------- TOTAL
INVESTMENTS, AT VALUE (COST $698,803,390)                                        98.7%       736,238,715
-------------------------------------------------------------------------------------------------------------- OTHER
ASSETS NET OF LIABILITIES                                                         1.3          9,758,265
                                                         -----------      ------------- NET ASSETS
                               100.0%     $ 745,996,980
===========      =============

To simplify the listing of securities, abbreviations are used per the table below:

 CAP        --      Capital Appreciation
                               L.I.     --      Long Island CMWLTH     --      Commonwealth
              MAG      --      Mtg. Agency CUS        --      City University System
MCFFA    --      Medical Care Facilities DA         --      Dormitory Authority
                 Finance Agency EFCPC      --      Environmental Facilities Corp. Pollution Control   MH       --
      Multifamily Housing EPAU       --      Electric Power Authority                                        MHESF
  --      Mental Health Services ERDAUEF    --      Energy Research & Development Authority Electric
Facilities                      Facilities ERDAUGF    --      Energy Research & Development Authority Gas
Facilities          MTAU     --      Metropolitan Transportation ERDAUPC    --      Energy Research &
Development Authority Pollution Control                        Authority FAU        --      Finance Authority
                                         MWFAU    --      Municipal Water Finance GP         --      General Purpose
                                                            Authority GOB        --      General Obligation Bonds
                  NYC      --      New York City GORB       --      General Obligation Refunding Bonds
                NYS      --      New York State HDC        --      Housing Development Corp.
          PAUNYNJ  --      Port Authority of New York HF         --      Health Facilities
                                & New Jersey HFA        --      Housing Finance Agency                                          PAU
    --      Power Authority HFASC      --      Housing Finance Agency Service Contract                         PC
     --      Pollution Control HTAU       --      Highway & Transportation Authority                              POAU
   --      Port Authority IDA        --      Industrial Development Agency                                   RB       --
Revenue Bonds IDAU       --      Industrial Development Authority                                RR       --
Resource Recovery LGAC       --      Local Government Assistance Corp.                               RRB      --
    Revenue Refunding Bonds                                                                                 SFM      --      Single
Family Mortgage                                                                                  SPF      --      Special Facilities
                                                                               SPO      --      Special Obligations
                                                   SPTX     --      Special Tax
             SUEFS    --      State University Educational
                   Facilities System                                                                                    TBTAU    --
Triborough Bridge & Tunnel                                                                                               Authority
                                                                                 UDC      --      Urban Development Corp.
                                                                  WSS      --      Water & Sewer System

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $90,377,712 or 12.12% of the Fund's net assets at September 30, 1997.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.




                    14  Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
As of September 30, 1997, securities subject to the alternative minimum tax amounted to $122,052,761 or 16.36% of the Fund's net assets. Distribution of investments by industry, as a percentage of total investments at value, is as follows:


INDUSTRY                                            MARKET VALUE               PERCENT
--------------------------------------------------------------------------------------
 Higher Education                                    $124,655,844                16.8%
General Obligation                                    98,639,480                13.4
Highways      86,440,860                11.7 Hospital/Healthcare                                   63,186,511             8.6 Sales
Tax                                             35,604,382                 4.8 Multi-Family Housing
33,646,855                 4.6 Corporate Backed                                      31,316,527                 4.3 Water
Utilities                                       30,550,747                 4.1 Marine/Aviation Facilities
29,900,138                 4.1 Pollution Control                                     29,869,733                 4.1 Lease Rental
                                        27,336,945                 3.7 Electric Utilities                                25,562,157
             3.5 Adult Living Facilities                               22,589,141                 3.1 Single Family Housing
                               19,191,025                 2.6 Resource Recovery                                     16,758,456
          2.3 Special Assessment                                    14,774,010                 2.0 Manufacturing, Durable
Goods                          14,739,983                 2.0 Non Profit Organization                               12,373,828
               1.7 Telephone Utilities                                   10,187,500                 1.4 Manufacturing,
Non-Durable Goods                       7,710,765                 1.0 Sewer Utilities
1,203,830                 0.2                                                     ------------               -----
                  $736,238,717               100.0%                                                     ============
=====

See accompanying Notes to Financial Statements.


                    15  Oppenheimer New York Municipal Fund

 STATEMENT OF ASSETS AND LIABILITIES  September 30, 1997

========================================================================
=======================================
ASSETS
Investments, at value (cost $698,803,390)--see accompanying statement                              $736,238,715
--------------------------------------------------------------------------------------------------------------- Cash
                                                                                             495,755
--------------------------------------------------------------------------------------------------------------- Receivables:
Interest                                                                                12,291,735 Shares of beneficial interest
sold                                                                      393,580
--------------------------------------------------------------------------------------------------------------- Other
                                                                                              11,534
                                         ------------ Total assets
749,431,319
========================================================================
======================================= LIABILITIES
Payables and other liabilities:
Dividends                                                                                             2,001,304 Shares of beneficial
interest redeemed                                                                  498,760 Distribution and service plan fees
                                                                  452,203 Trustees' fees--Note 1
                                 213,997 Shareholder reports
130,266 Transfer and shareholder servicing agent fees                                                            67,646 Other
                                                                                                  70,163
                                             ------------ Total liabilities
      3,434,339
========================================================================
======================================= NET ASSETS
                                     $745,996,980
============
========================================================================
======================================= COMPOSITION OF NET ASSETS
Paid-in capital                                                                                    $715,174,579
--------------------------------------------------------------------------------Undistributed net investment income 1,395,429
--------------Accumulated net realized loss on investment transactions                                             (8,008,353)
--------------------------------------------------------------------------------------------------------------- Net
unrealized appreciation on investments--Note 3                                                   37,435,325
                                                                               ------------ Net assets
                                     $745,996,980
============




                    16  Oppenheimer New York Municipal Fund

========================================================================
======================================= NET ASSET VALUE PER SHARE
Class A Shares:
Net  asset  value  and  redemption  price  per  share  (based  on net  assets of
$634,789,044 and 49,620,601 shares of beneficial  interest  outstanding)  $12.79
Maximum  offering price per share (net asset value plus sales charge of 4.75% of offering price)
            $13.43

---------------------------------------------------------------------------------------------------------------
Class  B  Shares:  Net  asset  value,   redemption  price  (excludes  applicable
contingent  deferred  sales  charge) and offering  price per share (based on net assets of $106,458,543 and 8,320,680 shares of beneficial interest outstanding)
                                              $12.79

---------------------------------------------------------------------------------------------------------------
Class  C  Shares:  Net  asset  value,   redemption  price  (excludes  applicable
contingent  deferred  sales  charge) and offering  price per share (based on net assets of $4,749,393 and 371,247 shares of beneficial interest outstanding)
                                         $12.79

See accompanying Notes to Financial Statements.


                    17  Oppenheimer New York Municipal Fund

STATEMENT OF OPERATIONS  For the Year Ended September 30, 1997

========================================================================
=======================================
 INVESTMENT INCOME
Interest                                                                                            $48,247,943
========================================================================
======================================= EXPENSES
Management fees--Note 4                                                                               3,912,050
--------------------------------------------------------------------------------------------------------------- Distribution
and service plan fees--Note 4:
Class A                                                                                               1,528,712 Class B
                                                                   1,040,975 Class C
                              37,884
--------------------------------------------------------------------------------------------------------------- Transfer
and shareholder servicing agent fees--Note 4                                                   475,969
--------------------------------------------------------------------------------------------------------------- Shareholder
reports                                                                                     223,113
--------------------------------------------------------------------------------------------------------------- Custodian
fees and expenses                                                                              66,227
--------------------------------------------------------------------------------------------------------------- Legal and
auditing fees                                                                                  58,537
--------------------------------------------------------------------------------------------------------------- Insurance
expenses                                                                                       18,351
--------------------------------------------------------------------------------------------------------------- Registration
and filing fees:
Class B                                                                                                     564 Class C
                                                                     660
--------------------------------------------------------------------------------------------------------------- Other
                                                                                              14,143
                                          ----------- Total expenses
     7,377,185
========================================================================
======================================= NET INVESTMENT INCOME
                                                       40,870,758
========================================================================
=======================================  REALIZED AND UNREALIZED GAIN (LOSS) Net
realized gain (loss) on:
Investments                                                                                           5,082,437 Closing of futures
contracts                                                                         (8,192,625)
                                           ----------- Net realized loss
     (3,110,188)
--------------------------------------------------------------------------------------------------------------- Net change
in unrealized appreciation or depreciation on investments                                 25,374,028
                                                                              ----------- Net realized and unrealized gain
                                                 22,263,840
--------------------------------------------------------------------------------------------------------------- NET
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$63,134,598
                          ===========


See accompanying Notes to Financial Statements.





                    18  Oppenheimer New York Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED SEPTEMBER 30,
                                               1997                 1996
========================================================================
======================================= OPERATIONS
 Net investment income
                                             $ 40,870,758        $ 42,380,515
--------------------------------------------------------------------------------------------------------------- Net realized
gain (loss)                                                         (3,110,188)          5,945,810
--------------------------------------------------------------------------------------------------------------- Net change
in unrealized appreciation or depreciation                            25,374,028             425,530
                                                     ------------        ------------ Net increase in net assets resulting
from operations                                                                  63,134,598          48,751,855
========================================================================
======================================= DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net investment income:
Class A                                                                         (35,297,579)        (37,568,731) Class B
                                                         (4,855,021)         (4,655,633) Class C
                            (175,214)            (34,664)
========================================================================
======================================= BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                                                         (52,009,162)        (11,537,144) Class B
                                                          2,021,008           9,460,309 Class C
                         2,612,419           1,966,687
========================================================================
======================================= NET ASSETS
Total increase (decrease)                                                       (24,568,951)          6,382,679
--------------------------------------------------------------------------------------------------------------- Beginning
of period                                                             770,565,931         764,183,252
                                        ------------        ------------ End of period (including undistributed net investment
income of $1,395,429 and $620,943, respectively)                               $745,996,980        $770,565,931
                                                                              ============        ============

See accompanying Notes to Financial Statements.


                    19  Oppenheimer New York Municipal Fund

FINANCIAL HIGHLIGHTS


                                              CLASS A
                                                          YEAR ENDED
SEPTEMBER 30,                                  1997            1996           1995          1994          1993
========================================================================
========================================
 PER SHARE OPERATING DATA:
Net asset value, beginning of period              $12.41        $12.29        $11.92        $13.50        $12.59
---------------------------------------------------------------------------------------------------------------- Income
(loss) from investment operations:
Net investment income                                .69           .68           .69           .74           .73 Net realized and
unrealized gain (loss)              .37           .12           .41         (1.46)         1.01
      ------        ------        ------        ------        ------ Total income (loss) from investment
operations                                          1.06           .80          1.10          (.72)         1.74
---------------------------------------------------------------------------------------------------------------- Dividends
and distributions to shareholders:
Dividends from net investment income                (.68)         (.68)         (.70)         (.72)         (.75)
Distributions from net realized gain                  --            --          (.03)         (.03)         (.08) Distributions
in excess of net realized gain          --            --            --          (.11)           --
     ------        ------        ------        ------        ------ Total dividends and distributions
to shareholders                                     (.68)         (.68)         (.73)         (.86)         (.83)
---------------------------------------------------------------------------------------------------------------- Net asset
value, end of period                    $12.79        $12.41        $12.29        $11.92        $13.50
                         ======        ======        ======        ======        ======
========================================================================
======================================== TOTAL RETURN, AT NET ASSET VALUE(3)
               8.78%         6.65%         9.58%        (5.55)%       14.33%
========================================================================
======================================== RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                  $634,789      $667,258      $673,050      $687,233      $756,934
---------------------------------------------------------------------------------------------------------------- Average
net assets (in thousands)               $652,048      $684,981      $659,465      $738,747      $652,327
---------------------------------------------------------------------------------------------------------------- Ratios to
average net assets:
Net investment income                               5.49%         5.50%         5.76%         5.68%         5.66%
Expenses                                            0.86%         0.91%         0.90%         0.86%         0.91%
---------------------------------------------------------------------------------------------------------------- Portfolio
turnover rate(5)                          20.5%         21.2%         15.2%          9.4%         39.1%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

2. For the period from March 1, 1993 (inception of offering) to September 30, 1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized.




                    20  Oppenheimer New York Municipal Fund


CLASS B                                                                    CLASS C
-------------------------------------------------------------------        ------------------------------------ YEAR
ENDED SEPTEMBER 30,                                                   YEAR ENDED SEPTEMBER 30, 1997
      1996           1995           1994          1993(2)        1997          1996        1995(1)
========================================================================
  $12.41          $12.30         $11.93        $13.50         $13.07         $12.41        $12.30      $12.22
-------------------------------------------------------------------------------------------------------------
     .59             .60            .60           .64            .36         .57           .60         .05      .38             .10
  .42         (1.45)           .44            .39           .09         .08     ------         ------        ------         ------
       ------        ------      ------
     .97             .70           1.02          (.81)           .80            .96           .69         .13
-------------------------------------------------------------------------------------------------------------
    (.59)           (.59)          (.62)         (.62)          (.37)          (.58)         (.58)       (.05)  --              --
     (.03)         (.03)            --             --            --          --       --        --          (.11)            --
          --            --          --   ------          ------         ------      ------         ------        ------      ------
    (.59)           (.59)          (.65)         (.76)          (.37)          (.58)         (.58)       (.05)
-------------------------------------------------------------------------------------------------------------   $12.79
     $12.41         $12.30        $11.93         $13.50         $12.79        $12.41      $12.30   ======
======         ======        ======         ======         ======        ======      ======
========================================================================
=====================================     7.97%           5.77%          8.75%        (6.22)%
      6.56%          7.95%         5.64%       1.10%
========================================================================
=====================================

$106,459        $101,302        $91,108       $73,943        $40,958         $4,749        $2,007         $25
------------------------------------------------------------------------------------------------------------- $104,183
     $ 98,488        $81,743       $61,008        $20,454         $3,798        $  752         $18
-------------------------------------------------------------------------------------------------------------
    4.72%           4.73%          4.95%         4.88%          4.45%(4)       4.67%         4.60%       3.67%(4)
1.63%           1.68%          1.67%         1.65%          1.73%(4)       1.63%         1.77%       1.37%(4)
-------------------------------------------------------------------------------------------------------------     20.5%
        21.2%          15.2%          9.4%          39.1%          20.5%         21.2%       15.2%

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1997 were $154,409,995 and $214,081,363, respectively. See accompanying Notes to Financial Statements.


                    21  Oppenheimer New York Municipal Fund

NOTES TO FINANCIAL STATEMENTS

========================================================================
======= 1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer  New  York  Municipal  Fund  (the  Fund)  is  registered  under  the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum current income exempt from federal, New York State and New York City income taxes for individual investors as is available from municipal securities and consistent with the preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $7,657,000, expiring in 2003 and 2004.

                    22  Oppenheimer New York Municipal Fund

========================================================================
======== TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1997, a credit of $60,913 was made for the Fund's projected benefit obligations and payments of $11,314 were made to retired trustees, resulting in an accumulated liability of $212,626 at September 30, 1997. The aforementioned credit is a component of total trustees' fees which amount to $(280) for the year ended September 30, 1997.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization on long-term bonds for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
           The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $231,542, a decrease in accumulated net realized loss on investments of $456,846, and a decrease in paid-in capital of $688,388.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities using the effective yield method, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.




                    23  Oppenheimer New York Municipal Fund

========================================================================
======== 1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual
results         could         differ        from        those         estimates.
========================================================================
======== 2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                            YEAR ENDED SEPTEMBER 30, 1997        YEAR ENDED SEPTEMBER
30, 1996                                             --------------------------------     -------------------------------
                             SHARES           AMOUNT              SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------
 Class A:
Sold                                          4,470,995       $  56,051,835       4,043,999       $  50,569,882 Issued in
connection with
the acquisition of Quest
for Value New York
Tax-Exempt Fund--Note 6                              --                  --       2,350,157          29,517,976 Dividends
and distributions
reinvested                                    1,936,390          24,294,359       2,105,244          26,158,018 Redeemed
                                  (10,554,692)       (132,355,356)     (9,480,179)       (117,783,020)
                   -----------       -------------      ----------       ------------- Net decrease
(4,147,307)      $ (52,009,162)       (980,779)      $ (11,537,144)
===========       =============      ==========       =============
--------------------------------------------------------------------------------------------------------------- Class B:
Sold                                          1,229,476       $  15,435,863       1,631,788       $  20,375,193 Dividends
and distributions
reinvested                                      251,124           3,151,927         244,423           3,035,829 Redeemed
                                  (1,320,301)        (16,566,782)     (1,123,717)        (13,950,713)
               -----------       -------------      ----------       ------------- Net increase                            160,299
     $   2,021,008         752,494       $   9,460,309                                             ===========
=============      ==========       =============
---------------------------------------------------------------------------------------------------------------- Class C:
Sold                                            296,169       $   3,700,982         170,206       $   2,101,116 Dividends and
distributions
reinvested                                       11,358             142,713           2,083              25,651 Redeemed
                               (97,937)         (1,231,276)        (12,664)           (160,080)
 -----------       -------------      ----------       ------------- Net increase                                   209,590       $
 2,612,419         159,625       $   1,966,687                                             ===========
=============      ==========       =============





                    24  Oppenheimer New York Municipal Fund

========================================================================
======== 3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS
At September 30, 1997, net unrealized appreciation on investments of $37,435,325 was composed of gross appreciation of $40,284,088, and gross depreciation of $2,848,763.

========================================================================
======== 4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion.

           For the year ended September 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $835,127, of which $161,226 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $558,605 and $35,328, respectively, of which $9,424 was paid to an affiliated broker/ dealer for Class B. During the year ended September 30, 1997, OFDI received contingent deferred sales charges of $260,864 and $5,113, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

           OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

           The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended September 30, 1997, OFDI paid $30,130 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.




                    25  Oppenheimer New York Municipal Fund

========================================================================
======== 4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
(CONTINUED)
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $6,709 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $819,839 and $31,279, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At September 30, 1997, OFDI had incurred unreimbursed expenses of $2,901,792 for Class B and $49,218 for Class C.

========================================================================
======== 5. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

           The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

           Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

           Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                    26  Oppenheimer New York Municipal Fund

========================================================================
========
6. ACQUISITION OF QUEST FOR VALUE NEW YORK TAX-EXEMPT FUND On November 24, 1995, Oppenheimer New York Municipal Fund acquired all of the net assets of Quest for Value New York Tax-Exempt Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest for Value New York Tax-Exempt Fund shareholders on November 16, 1995. The Fund issued 2,350,157 Class A shares of beneficial interest, valued at $29,517,976, in exchange for the net assets, resulting in combined Class A net assets of $698,806,316 on November 24, 1995. The net assets acquired included net unrealized appreciation of $1,513,911. The exchange qualified as a tax-free reorganization for federal income tax purposes.
========================================================================
========

7. BANK BORROWINGS The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other OppenheimerFunds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

           The Fund had no borrowings outstanding during the year ended September 30, 1997.

                    28 Oppenheimer New York Municipal Fund

 FEDERAL INCOME TAX INFORMATION (Unaudited)

========================================================================
======== In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

           None of the dividends paid by the Fund during the fiscal year ended September 30, 1997 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
           The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    29  Oppenheimer New York Municipal Fund

OPPENHEIMER NEW YORK MUNICIPAL FUND

========================================================================
=====

 OFFICERS AND TRUSTEES       Leon Levy, Chairman of the Board of Trustees
                             Donald W. Spiro, Vice Chairman of the Board of Trustees
                             Bridget A. Macaskill, Trustee and President
                             Robert G. Galli, Trustee
                             Benjamin Lipstein, Trustee
                             Elizabeth B. Moynihan, Trustee
                             Kenneth A. Randall, Trustee
                             Edward V. Regan, Trustee
                             Russell S. Reynolds, Jr., Trustee
                             Pauline Trigere, Trustee
                             Clayton K. Yeutter, Trustee
                             Robert E. Patterson, Vice President
                             George C. Bowen, Treasurer
                             Robert J. Bishop, Assistant Treasurer
                             Scott T. Farrar, Assistant Treasurer
                             Andrew J. Donohue, Secretary
                             Robert G. Zack, Assistant Secretary

========================================================================
====== INVESTMENT ADVISOR          OppenheimerFunds, Inc.

========================================================================
====== DISTRIBUTOR                 OppenheimerFunds Distributor, Inc.
========================================================================
====== TRANSFER AND SHAREHOLDER    OppenheimerFunds Services
SERVICING AGENT
========================================================================
====== CUSTODIAN OF                 Citibank, N.A.
PORTFOLIO SECURITIES

=====================================================================

                                  APPENDIX A

                      Descriptions of Ratings Categories

Municipal Bonds

|X| Moody's Investor Services, Inc. The ratings of Moody's Investors Service, Inc. ("Moody's") for Municipal Bonds are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Municipal Bonds rated "Aaa" are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than "Aaa" rated Municipal Bonds. The "Aaa" and "Aa" rated bonds comprise what are generally known as "high grade bonds." Municipal Bonds which are rated "A" by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future. Municipal Bonds rated "Baa" are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated Aa1, A1, Baa1, Ba1 and B1 respectively.

      In addition to the alphabetic rating system described above, Municipal Bonds rated by Moody's which have a demand feature that provides the holder with the ability to periodically tender ("put") the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol VMIG to distinguish characteristics which include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the VMIG 1 rating and the lowest by VMIG 4.

|X| Standard & Poor's Corporation. The ratings of Standard & Poor's Corporation ("S&P") for Municipal Bonds are AAA (Prime), AA (High Grade), A (Good Grade), BBB (Medium Grade), BB, B, CCC, CC, and C (speculative grade). Bonds rated in the top four categories (AAA, AA, A, BBB) are commonly referred to as "investment grade." Municipal Bonds rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The rating of A describes "the third strongest capacity for payment of debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate. The BBB rating is the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. Bonds rated "B" have a greater vulnerability to default, but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Bonds rated "CCC" have a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Bonds noted "CC" typically are debt subordinated to senior debt which is assigned on actual or implied "CCC" debt ratiBonds rated "C" typically are debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Bonds rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

|X| Fitch. The ratings of Fitch Investors Service, Inc. for Municipal Bonds are AAA, AA, A, BBB, BB, B, CCC, CC, C, DDD, DD, and D. Municipal Bonds rated AAA are judged to be of the "highest credit quality." The rating of AA is assigned to bonds of "very high credit quality." Municipal Bonds which are rated A by Fitch are considered to be of "high credit quality." The rating of BBB is assigned to bonds of "satisfactory credit quality." The A and BBB rated bonds are more vulnerable to adverse changes in economic conditions than bonds with higher ratings. Bonds rated AAA, AA, A and BBB are considered to be of investment grade quality. Bonds rated below BBB are considered to be of speculative quality. The ratings of "BB" is assigned to bonds considered by Fitch to be "speculative." The rating of "B" is assigned to bonds considered by Fitch to be "highly speculative." Bonds rated "CCC" have certain identifiable characteristics which, if not remedied, may lead to default. Bonds rated "CC" are minimally protected. Default in payment of interest and/or principal seems probable over time. Bonds rated "C" are in imminent default in payment of interest or principal. Bonds rated "DDD", "DD" and "D" are in default on interest and/or principal payments. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

 o Duff & Phelps. The ratings of Duff & Phelps are as follows: AAA which are judged to be the "highest credit quality". The risk factors are negligible, being only slightly more than for risk-free US Treasury debt. AA+, AA & AA- High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. A+, A & A-Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress. BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles. BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category. B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade. CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments. DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments. DP Preferred stock with dividend averages.

Municipal Notes

     |X| Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Notes bearing the designation MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for financing. Notes bearing the designation "MIG-2" are of high quality with ample margins of protection, although not as large as notes rated "MIG." Such short-term notes which have demand features may also carry a rating using the symbol VMIG as described above, with the designation MIG-1/VMIG 1 denoting best quality, with superior liquidity support in addition to those characteristics attributable to the designation MIG-1.

      |X| S&P's rating for Municipal Notes due in three years or less are SP-1, SP-2, and SP-3. SP- 1 describes issues with a very strong capacity to pay principal and interest and compares with bonds rated A by S&P; if modified by a plus sign, it compares with bonds rated AA or AAA by S&P. SP-2 describes issues with a satisfactory capacity to pay principal and interest, and compares with bonds rated BBB by S&P. SP-3 describes issues that have a speculative capacity to pay principal and interest.

     |X| Fitch's rating for Municipal Notes due in three years or less are F-1+, F-1, F-2, F-3, F-S and D. F-1+ describes notes with an exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 describes notes with a very strong credit quality and assurance of timely payment is only slightly less in degree than issues rated F-1+. F-2 describes notes with a good credit quality and a satisfactory assurance of timely payment, but the margin of safety is not as great for issues assigned F-1+ or F-1 ratings. F-3 describes notes with a fair credit quality and an adequate assurance of timely payment, but near-term adverse changes could cause such securities to be rated below investment grade. F-S describes notes with weak credit quality. Issues rated D are in actual or imminent payment default.

Corporate Debt

      The "other debt securities" included in the definition of temporary investments are corporate (as opposed to municipal) debt obligations. The Moody's, S&P and Fitch corporate debt ratings shown do not differ materially from those set forth above for Municipal Bonds.

Commercial Paper

      |X| Moody's The ratings of commercial paper by Moody's are Prime-1, Prime-2, Prime-3 and Not Prime. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

     |X| S&P The ratings of commercial paper by S&P are A-1, A-2, A-3, B, C, and
D. A-1 indicates that the degree of safety regarding timely payment is strong. A-2 indicates capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. A-3 indicates an adequate capacity for timely payments. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B indicates only speculative capacity for timely payment. C indicates a doubtful capacity for payment. D is assigned to issues in default.

      |X| Fitch The ratings of commercial paper by Fitch are similar to its ratings of Municipal Notes, above.

                                  APPENDIX B

                          TAX EQUIVALENT YIELD TABLES

The equivalent yield tables below compare tax-free income with taxable income under Federal, New York State and New York City income tax rates effective September 30, 1997. Combined taxable income refers to the net amount subject to Federal, New York State and New York City income tax after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax and that New York State and local income tax payments are fully deductible for Federal income tax purposes. They do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates and tax equivalent yields.

New York State Residents

Federal             Effective               A tax-exempt yield of:
Taxable             Tax
Income              Bracket                 Is Approximately Equivalent To a Taxable Yield of:

JOINT RETURN

Over      Not over  Federal  NYS    Combined2.00%  2.50% 3.00%  3.50%  3.74%  3.75%
----      --------  -------  ---    --------

$ 22,000  $ 26,000  15.00%   5.25%  19.46%  2.48%  3.10% 3.72%  4.35%  4.64%  4.66%
$ 26,000  $ 40,000  15.00%   5.90%  20.01%  2.50%  3.13% 3.75%  4.38%  4.68%  4.69%
$ 40,000  $ 41,200  15.00%   6.85%  20.82%  2.53%  3.16% 3.79%  4.42%  4.72%  4.74%
$ 41,200  $ 99,600  28.00%   6.85%  32.93%  2.98%  3.73% 4.47%  5.22%  5.58%  5.59%
$ 99,600  $151,750  31.00%   6.85%  35.73%  3.11%  3.89% 4.67%  5.45%  5.82%  5.83%
$151,750  $271,050  36.00%   6.85%  40.38%  3.35%  4.19% 5.03%  5.87%  6.27%  6.29%
$271,050 and above  39.60%   6.85%  43.74%  3.55%  4.44% 5.33%  6.22%  6.65%  6.87%

                                    4.00%   4.29%  4.50% 5.00%  5.50%  6.00%  6.50%

                                    4.97%   5.33%  5.59% 6.21%  6.83%   7.45%  8.07%
                                    5.00%   5.36%  5.63% 6.25%  6.88%   7.50%  8.13%
                                    5.05%   5.42%  5.68% 6.31%  6.95%   7.58%  8.21%
                                    5.96%   6.40%  6.71% 7.46%  8.20%   8.95%  9.69%
                                    6.22%   6.67%  7.00% 7.78%  8.56%   9.34% 10.11%
                                    6.71%   7.20%  7.55% 8.39%  9.23%  10.06% 10.90%
                                    7.11%   7.62%  8.00% 8.89%  9.78%  10.66% 11.56%


SINGLE RETURN

Over      Not over  Federal  NYS    Combined2.00%  2.50% 3.00%  3.50%  3.74%  3.75%
----      --------  -------  ---    --------

$20,000   $ 24,650  15.00%   6.85%  20.82%  2.53%  3.16% 3.79%  4.42%  4.72%  4.74%
$ 24,650  $ 59,750  28.00%   6.85%  32.93%  2.98%  3.73% 4.47%  5.22%  5.58%  5.59%
$ 59,750  $124,650  31.00%   6.85%  35.73%  3.11%  3.89% 4.67%  5.45%  5.82%  5.83%
$124,650  $271,050  36.00%   6.85%  40.38%  3.35%  4.19% 5.03%  5.87%  6.27%  6.29%
$271,050 and above  39.60%   6.85%  43.74%  3.55%  4.44% 5.33%  6.22%  6.65%  6.67%

                                    4.00%   4.29%  4.50% 5.00%  5.50%  6.00%  6.50%

                                    5.05%   5.42%  5.68%  6.31%  6.95%  7.58%  8.21%
                                    5.96%   6.40%  6.71%  7.46%  8.20%  8.95%  9.69%
                                    6.22%   6.67%  7.00%  7.78%  8.56%  9.34% 10.11%
                                    6.71%   7.20%  7.55%  8.39%  9.23% 10.06% 10.90%
                                    7.11%   7.62%  8.00%  8.89%  9.78% 10.66% 11.55%


New York City Residents

Federal             Effective               A tax-exempt yield of:
Taxable             Tax
Income              Bracket                 Is Approximately Equivalent To a Taxable Yield of:

JOINT RETURN

Over      Not over  Federal  NYC    Combined       2.00% 2.50%  3.00%  3.50%  3.74%   3.75%
----      --------  -------  ---    --------

$ 26,000  $ 40,000  15.00%   3.76%  23.21%  2.60%  3.26% 3.91%  4.56%  4.87%  4.88%
$ 40,000  $ 41,200  15.00%   3.76%  24.02%  2.63%  3.29% 3.95%  4.61%  4.92%  4.94%
$ 41,200  $ 45,000  28.00%   3.76%  35.64%  3.11%  3.88% 4.66%  5.44%  5.81%  5.83%
$ 45,000  $ 90,000  28.00%   3.82%  35.68%  3.11%  3.89% 4.66%  5.44%  5.81%  5.83%
$ 90,000  $ 99,600  28.00%   3.88%  35.73%  3.11%  3.89% 4.67%  5.45%  5.82%  5.83%
$ 99,600  $108,000  31.00%   3.88%  38.40%  3.25%  4.06% 4.87%  5.68%  6.07%  6.09%
$108,000  $151,750  31.00%   3.88%  38.40%  3.25%  4.06% 4.87%  5.68%  6.07%  6.09%
$151,750  $271,050  36.00%   3.88%  42.87%  3.50%  4.38% 5.25%  6.13%  6.55%  6.56%
$271,050 and above  39.60%   3.88%  46.06%  3.71%  4.64% 5.56%  6.49%  6.94%  6.95%

                                    4.00%   4.29%  4.50% 5.00%  5.50%  6.00%  6.50%

                                    5.21%   5.59%  5.86% 6.51%  7.16%   7.81%  8.46%
                                    5.26%   5.65%  5.92% 6.58%  7.24%   7.90%  8.55%
                                    6.21%   6.67%  6.99% 7.77%  8.55%   9.32%  10.10%
                                    6.22%   6.67%  7.00% 7.77%  8.55%   9.33%  10.11%
                                    6.22%   6.67%  7.00% 7.78%  8.56%   9.33% 10.11%
                                    6.49%   6.96%  7.31% 8.12%  8.93%   9.74% 10.55%
                                    6.49%   6.96%  7.31% 8.12%  8.93%   9.74% 10.55%
                                    7.00%   7.51%  7.88% 8.75%  9.63%  10.50% 11.38%
                                    7.42%   7.96%  8.35% 9.27%  10.20% 11.13% 12.06%

SINGLE RETURN

Over      Not over  Federal  NYC    Combined       2.00% 2.50%  3.00%  3.50%  3.74%   3.75%
----      --------  -------  ---    --------

$ 20,000  $ 24,650  15.0%    3.76%  24.02%  2.63%  3.29% 3.95%  4.61%  4.92%  4.94%
$ 24,650  $ 25,000  28.0%    3.76%  35.64%  3.11%  3.88% 4.66%  5.44%  5.81%  5.83%
$ 25,000  $ 50,000  28.0%    3.82%  35.68%  3.11%  3.89% 4.66%  5.44%  5.81%  5.83%
$ 50,000  $ 59,750  28.0%    3.88%  35.73%  3.11%  3.89% 4.87%  5.45%  5.82%  5.83%
$ 59,750  $124,650  31.0%    3.88%  38.40%  3.25%  4.06% 4.87%  5.68%  6.07%  6.09%
$124,650  $271,050  36.0%    3.88%  42.87%  3.60%  4.38% 5.25%  6.13%  6.55%  6.56%
$271,050 and above  39.6%    3.88%  46.08%  3.71%  4.64% 5.56%  6.49%  6.94%  6.95%


                                    4.00%   4.29%  4.50% 5.00%  5.50%  6.00%  6.50%

                                    5.26%   5.65%  5.92%  6.58%  7.24%  7.90%  8.55%
                                    6.21%   6.67%  6.99%  7.77%  8.55%  9.32% 10.10%
                                    6.22%   6.67%  7.00%  7.77%  8.55%  9.33% 10.11%
                                    6.22%   6.67%  7.00%  7.78%  8.56%  9.33% 10.11%
                                    6.49%   6.96%  7.31%  8.12%  8.93%  9.74% 10.55%
                                    7.00%   7.51%  7.88%  8.75%  9.63% 10.50% 11.38%
                                    7.42%   7.96%  8.35%  9.27% 10.20% 11.13% 12.06%



                                  Appendix C

                    Municipal Bond Industry Classifications




                                   Electric
                                     Gas
                                    Water
                                    Sewer
                                  Telephone
                           Adult Living Facilities
                                   Hospital
                              General Obligation
                              Special Assessment
                                  Sales Tax
                         Manufacturing, Non Durables
                           Manufacturing, Durables
                              Pollution Control
                              Resource Recovery
                               Higher Education
                                  Education
                                 Lease Rental
                           Non Profit Organization
                                   Highways
                          Marine/Aviation Facilities
                             Multi Family Housing
                            Single Family Housing

Investment Advisor
          OppenheimerFunds, Inc.
          Two World Trade Center
          New York, New York 10048-0203

Distributor
          OppenheimerFunds Distributor, Inc.
          Two World Trade Center
          New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
          OppenheimerFunds Services
          P.O. Box 5270
          Denver, Colorado 80217
          1-800-525-7048

Custodian of Portfolio Securities
          Citibank, N.A.
          399 Park Avenue
          New York, New York 10043

Independent Auditors
          KPMG Peat Marwick LLP
          707 Seventeenth Street
          Denver, Colorado 80202

Legal Counsel
          Gordon Altman Butowsky Weitzen
             Shalov & Wein
          114 West 47th Street
          New York, New York 10036

                   OPPENHEIMER NEW YORK MUNICIPAL FUND
                  Supplement dated May 15, 1998 to the
       Statement of Additional Information dated January 12, 1998

The Statement of Additional Information is changed as follows effective June 1, 1998:


          The third sentence of the fifth paragraph in the section entitled "How To Exchange Shares" on page 48 is revised to read as follows:

          However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1, 1998).




















May 15, 1998                                                         SAI360.004

                        ANNUAL REPORT SEPTEMBER 30, 1997


                                   OPPENHEIMER

                             New York Municipal Fund
                                    [PHOTO]


                             [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview with the Fund's Managers

 9 Statement of Investments

16 Statement of Assets & Liabilities

18 Statement of Operations

19 Statements of Changes in Net Assets

20 Financial Highlights

22 Notes to Financial Statements

28 Independent Auditors' Report

29 Federal Income Tax Information

30 Officers & Trustees

32 Information & Services
REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
- IN NEW YORK, we concentrated on those issuers whose prospects have improved with the state's economic climate. These included issuers of state appropriation bonds--bonds connected with the annual state budget--such as bonds issued by the city and state universities.

- IMPROVING ECONOMIC CONDITIONS throughout New York led us to find creditworthy investments in virtually all areas of the state.

-  WE  FOCUSED  ON  HIGHER-QUALITY   BONDS,   because  investors  weren't  being
compensated for taking higher risks associated with lower-rated bonds.


AVG ANNUAL TOTAL RETURNS For the 1-year period ended 9/30/97 without sales charges(1)

CLASS A
 8.78%

CLASS B
 7.97%

CLASS C
 7.95%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. 1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.



                      2  Oppenheimer New York Municipal Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer New York
Municipal Fund

DEAR SHAREHOLDER,
--------------------------------------------------------------------------------
As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

      To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.
      While  no  one  could  have  predicted  the  timing  or  extent  of  these
fluctuations,   many   analysts,   including   our   fund   managers   here   at
OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike.
      As a result, when October 27 arrived, our equity funds held above-average cash positions relative to many of our competitors. Not only did our higher cash levels serve as a protection, they also enabled us to buy the stocks of numerous excellent companies that were selling at more reasonable prices. In addition, our international and global funds were not as impacted because they weren't heavily invested in Southeast Asia and Japan. Finally, on the fixed-income side, our bond funds were generally characterized by longer-than-normal durations, which allowed us to lock in higher yields.

      In conclusion, many of our funds experienced relatively strong performance during the October-November market shake-ups. We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

      For frequent market updates, please visit our website at WWW.OPPENHEIMERFUNDS.COM or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

Sincerely,


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
November 7, 1997



                     3  Oppenheimer New York Municipal Fund

AVG ANNUAL TOTAL RETURNS
For the Period Ended 9/30/97(1)

CLASS A
  1 year    5 year    10 year

  3.62%     5.56%     7.52%

CLASS B
                      Since
  1 year    5 year    Inception

  2.97%     N/A       4.40%

CLASS C
                      Since
  1 year    5 year    Inception
  6.95%     N/A       7.06%

CUMULATIVE TOTAL RETURN
For the Period Ended 9/30/97(1)

CLASS A
  5 year
  31.06%             $13,106(4)



PERFORMANCE UPDATE
--------------------------------------------------------------------------------
Oppenheimer New York Municipal Fund has performed very well over the past twelve months, outperforming many of its competitors. The Fund's positive returns can largely be attributed to successful management of the portfolio's average duration, as well as focusing on those states and municipalities whose bonds offered the most competitive income and best values.(3)

                               GROWTH OF $10,000
                                  Over 5 years
                           (without sales charges)(4)

   Lehman Brothers                Oppenheimer NY Municipal Fund  Municipal Bond Index
       Class A Shares
9/30/92  10000                       10000
         10181.8                     10221.5
         10559.6                     10599.9
         10905.1                     10966.3
         11273.5                     11421.5
         11431.7                     11563.3
         10804.2                     10842.9
         10923.8                     10841.1
         10998.5                     10784.6
         10840.6                     10540.8
         11607                       11372.1
         11887.4                     11612.9
         12229.3                     11822.2
         12733.6                     12402.9
         12580                       12255.1
         12676.5                     12307.2
         12968.3                     12610.5
         13298.8                     12917.4
         13267.8                     12885.9
         13725.2                     13370.1
9/30/97  14139.1                     13721.7



1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 8/16/84. The Fund's maximum sales charge for Class A shares was lower prior to 1/31/86, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 3/1/93). Class C returns for the 1-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 8/29/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and 0.25% distribution fee, and Class A shares are subject to an annual asset-based sales charge not to exceed 0.25%.



                     4  Oppenheimer New York Municipal Fund

STANDARDIZED YIELDS (2)
For the 30 Days Ended 9/30/97

CLASS A
  4.29%

CLASS B
  3.74%

CLASS C
  3.75%


CREDIT ALLOCATION (5)

AAA             45.57%
AA               4.42
A               23.24
BBB             17.47
BB               4.27
Not Rated        5.03


PORTFOLIO REVIEW
--------------------------------------------------------------------------
Oppenheimer New York Municipal Fund is for investors looking for income that's exempt from New York State, New York City and federal income taxes. WHAT WE LOOK FOR

- Issues that provide high TRIPLE TAX-FREE INCOME.

- Value-oriented issues with PRICE APPRECIATION POTENTIAL.
- A DIVERSITY OF ISSUES across the state.

- Municipal regions with IMPROVING CREDIT QUALITY.

TOP 5 SECTORS(5)
 ...............................................
 Higher Education                         16.8%
 ...............................................
 General Obligation                        13.4
 ...............................................
 Highways                                  11.7
 ...............................................
 Hospitals/Healthcare                       8.6
 ...............................................
 Sales Tax                                  4.8
 ...............................................






2. Standardized yield is based on net investment income for the 30-day period ended 9/30/97. Falling net asset values will tend to artificially raise-yields.
3. Duration is a measure of the portfolio's sensitivity to interest rates. 4. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1992. The Lehman Brothers Municipal Bond Index includes a broad range index of municipal bonds. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors.

5. Portfolio data are as of 9/30/97, and are subject to change. Portfolio data are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 5.03% of total investments) but to which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.



                     5  Oppenheimer New York Municipal Fund

"WE'VE HAD A VERY POSITIVE VIEW ON INFLATION RECENTLY."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------
HOW HAS THE FUND PERFORMED OVER THE PAST 12 MONTHS?

Oppenheimer New York Municipal Fund's Class A shares have provided an average annual total return of 8.78%, without sales charges, for the one-year period ended September 30, 1997.(1)

WHAT INFLUENCES AND EVENTS HAD THE GREATEST EFFECT ON THE
TAX-EXEMPT MARKET?
Yields on New York's municipal bonds generally followed the trends established over the past 12 months by the general municipal bond market. In turn, tax-exempt bonds largely tracked the movements of taxable bonds, such as U.S. Treasury securities. However, during the 12-month period, taxable and tax-exempt bond markets experienced a relatively high level of volatility. Bond yields rose and fell with investors' changing outlooks for economic growth, inflation and federal monetary policy. When the economy appeared to be growing quickly, investors became concerned about a resurgence of inflation and a more restrictive monetary policy. During April, long-term interest rates peaked, then declined by the end of July to the lowest rates during the period. When the economy appeared to be slowing, investors seemed confident that inflation would not be a problem.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We continued to follow the time-tested investment strategies we have used for years. Regardless of market conditions, we prefer to keep our shareholders' assets fully invested in a diversified portfolio of good-quality securities that provide competitive levels of income and attractive relative values.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                     6  Oppenheimer New York Municipal Fund

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
Jerry Webman
Robert Patterson
(Fund Manager)


Within that fully invested position, we attempt to boost returns and reduce risks.

        One of the ways we do this is by actively managing the portfolio's average duration--a measure of the portfolio's sensitivity to changes in interest rates. By changing the portfolio's average duration relative to the Fund's investment benchmark, we have been able to benefit when interest rates are falling and protect ourselves when rates rise. For example, we've had a very positive view on inflation recently, and that's caused us to keep the portfolio's average duration relatively long in order to benefit from declining interest rates. When interest rates were rising, we tried to keep our average duration relatively short, and that helped us capture higher yields as they became available.

WHAT MARKET SECTORS DID YOU FIND ATTRACTIVE, AND WHICH DID YOU
AVOID?
We've concentrated on issuers whose prospects have improved with the economic climate in New York. These include issuers of state appropriation bonds--bonds connected with the annual state budget--such as bonds issued by the city and state universities. We have increased our position in New York City bonds because of the city's strengthening fiscal condition. On the other hand, we have been cautious about bonds in the hospital sector. We see few opportunities for credit improvement there because most hospital bonds in New York are insured. We've also tended to avoid the smaller municipalities in New York.
                     7  Oppenheimer New York Municipal Fund

"BY CHANGING THE FUND'S AVERAGE DURATION, WE BENEFITED WHEN INTEREST RATES WERE FALLING AND PROTECTED OURSELVES WHEN RATES WERE RISING."


--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS

These smaller jurisdictions may be put under pressure as the state and federal governments shift expenses for mandatory programs to localities, making it more difficult for smaller municipalities to meet their obligations.
        In addition, we have found attractive opportunities outside New York State. For example, we've invested approximately 15% of the portfolio in Puerto Rico bonds, which gives the Fund the benefits of broader diversification. Municipal bonds from U.S. territories such as Puerto Rico are exempt from New York state and local taxes.

WHAT IS YOUR OUTLOOK FOR THE NEW YORK MUNICIPAL BOND MARKET?
We are cautiously optimistic. Our optimism is rooted in the U.S. economy, which is in its eighth year of expansion. This economy is unusual because it has been characterized by moderate growth without an acceleration of inflation. As long as inflationary pressures remain benign, our outlook for interest rates and the bond market should be positive. On the other hand, we are tempering our optimism with caution because no market or economy moves in a straight line. In our view, the risk for the foreseeable future is that the economy will grow faster than is currently expected, causing inflation fears to surface among bond investors. While we do not expect these fears to persist, they may cause volatility over the short term. Therefore, we intend to remain vigilant when it comes to protecting our shareholders from the brunt of market declines, while enabling them to participate in the bulk of the market's gains.


                     8  Oppenheimer New York Municipal Fund

STATEMENT OF INVESTMENTS  September 30, 1997


                                                        RATINGS:                                                         MOODY'S/
                                                       S&P/FITCH                 FACE              MARKET VALUE
                                                    (UNAUDITED)               AMOUNT            SEE NOTE 1
==================================================================
==============================================
MUNICIPAL BONDS AND NOTES--98.7%
----------------------------------------------------------------------------------------------------------------NEW YORK--84.0%
Battery Park City, NY RB, Series A,
AMBAC Insured, 5.50%, 11/1/16                           Aaa/AAA                  $ 5,000,000         $
5,078,600
--------------------------------------------------------------------------------------------------Buffalo, NY GOB, Series E, AMBAC
Insured, 6.65%, 12/1/13                                 Aaa/AAA/AAA                  500,000             566,215
-------------------------------------------------------------------------------------Grand Central District Management Assn., Inc.
NY Business District Capital Improvement RRB:
5.125%, 1/1/14                                          A1/A                      1,000,000              973,570 5.25%,
1/1/22                                           A1/A                      2,500,000            2,426,400
------------------------------------------------------------------------------------NY MTAU RB, Transportation Facilities Service
Contracts, Series 3, 7.375%, 7/1/08                     Baa1/BBB+                   250,000              292,525
-----------------------------------------------------------------------------------------NY MTAU RRB, Commuter Facilities Project,
Series B, MBIA Insured, 6.25%, 7/1/17                   Aaa/AAA                     350,000
386,102
--------------NY TBTAU GP RB, Series X, 6%, 1/1/14                    Aa /A+                   14,510,000
15,097,800
----------------------------------------------------------------------------------------------------------------NY TBTAU GP RRB:
Series A, 5%, 1/1/12                                    Aa/A+                    15,755,000           15,532,854
Series A, 5%, 1/1/15                                    Aa/A+                     7,500,000            7,296,600 Series
B, 5%, 1/1/20                                    Aa/A+                       500,000              486,865 Series Y,
5.50%, 1/1/17                                 Aa/A+                    15,000,000           15,588,450
---------------------------------------------------------------------------------------------------NY TBTAU SPO RRB, Series A,
MBIA Insured, 6.625%, 1/1/17                            Aaa/AAA                     500,000              542,170
--------------------------------------------------------------------------------------NY United Nations Development Corp. RRB:
Sr. Lien, Series B, 5.60%, 7/1/26                       A2/NR/A                   1,500,000            1,493,475
Sub. Lien, Series C, 5.60%, 7/1/26                      A3/NR/A-                  3,000,000            2,982,720
----------------------------------------------------------------------------------------------------------------NYC GOB:
Inverse Floater, 6.98%, 8/1/08(1)                       Baa1/BBB+                 8,250,000            8,765,625
Inverse Floater, 8.11%, 8/1/13(1)                       Baa1/BBB+                 5,000,000            5,418,750
Inverse Floater, 8.11%, 8/1/14(1)                       Baa1/BBB+                 8,150,000            8,832,562
Prerefunded, Series D, 8%, 8/1/03                       Aaa/BBB+/A-                 545,000
625,954 Prerefunded, Series F, 8.25%, 11/15/17                  Aaa/BBB+                  7,820,000
      9,125,158 Series B, 8.25%, 6/1/07                                 Baa1/BBB+                 1,750,000
      2,177,122 Series B, FSA Insured, Inverse Floater,
6.97%, 10/1/07(1) Aaa/AAA     7,500,000       7,935,150 Series H, 6.125%, 8/1/25  Baa1/BBB+/A-     6,000,000            6,258,840
Series M, AMBAC Insured, 7.50%, 6/1/07                  Aaa/AAA                   7,680,000
9,308,237 Unrefunded Balance, Series A, 7.75%, 3/15/03            Baa1/BBB+/A-
150,000              162,963 Unrefunded Balance, Series A, 7.75%, 8/15/16            Baa1/BBB+
              157,500              176,537 Unrefunded Balance, Series F, 8.25%, 11/15/17
Baa1/BBB+                   680,000              779,035 Unrefunded Balance, Subseries C-1, 7.50%,
8/1/20        Baa1/BBB+/A-                125,000              141,354
----------------------------------------------------------------------------------------------------------------NYC GORB:
Series B, MBIA Insured, 6.20%, 8/15/06                  Aaa/AAA                   3,500,000
3,880,905 Series D, MBIA Insured, 5.75%, 8/1/05                   Aaa/AAA                     450,000
           481,608 Unrefunded Balance, Series F, 7.625%, 2/1/14            Baa1/BBB+/A-
25,000               27,913
----------------------------------------------------------------------------------------------------------------NYC HDC MH RB:
Glenn Gardens Project, 6.50%, 1/15/18                   NR/NR                     2,896,196
2,981,837







                     9  Oppenheimer New York Municipal Fund

                                                            RATINGS:
MOODY'S/                                                             S&P/FITCH               FACE
MARKET VALUE                                                             (UNAUDITED)             AMOUNT
         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
NEW YORK
(CONTINUED)
NYC HDC MH RB:(continued)
Keith Plaza Project, 6.50%, 2/15/18                         NR/NR                   $ 1,913,624         $
1,970,383 Series A, 5.625%, 5/1/12                                    Aa2/AA                    4,500,000
  4,609,755
---------------------------------------------------------------------------------------NYC Health & Hospital Corp. RRB,
AMBAC Insured, Inverse Floater,
7.24%, 2/15/23(1)                                           Aaa/AAA/AAA               8,300,000           8,351,875
-----------------------------------------------------------------------------------------------------------NYC IDA SPF RB:
Northwest Airlines, Inc., 6%, 6/1/27                        Ba2/BB                    6,700,000
6,860,398 United Air Lines, Inc. Project, 5.65%, 10/1/32              Baa3/BB+                  5,585,000
         5,580,755
--------------------------------------------------------------------------------------------------NYC IDAU Civil Facility RB:
Community Resources Development,
7.50%, 8/1/26                                               NR/NR                     3,500,000           3,660,125
USTA National Tennis Center Project,
FSA Insured, 6.375%, 11/15/14                               Aaa/AAA                   1,500,000
1,649,055 YMCA Greater NY Project, 5.80%, 8/1/16                      Baa3/NR/BBB
2,470,000           2,514,089 YMCA Greater NY Project,
Prerefunded, 8%, 8/1/16                                     Aaa/NR/BBB                3,950,000
4,550,558
-----------------------------------------------------------------------------------------NYC IDAU RB, VISY Paper, Inc. Project:
7.80%, 1/1/16                                               NR/NR                     6,800,000           7,660,608
7.95%, 1/1/28                                               NR/NR                     6,250,000           7,079,375
--------------------------------------------------------------------------------------------------NYC IDAU SPF RB, Terminal One
Group Assn. Project:
6%, 1/1/15                                                  A/A/A-                    6,000,000           6,248,760
6.125%, 1/1/24                                              A/A/A-                    3,000,000           3,132,840
---------------------------------------------------------------------------------------------------------------NYC MWFAU WSS RB:
Prerefunded, Series C, 7.75%, 6/15/20                       Aaa/A-                   17,250,000
19,594,275 Unrefunded Balance, Series B, 6.375%, 6/15/22               A2/A-/A
6,625,000           7,284,254
---------------------------------------------------------------------------------------------------------------NYC MWFAU WSS RRB:
Series A-1994, 7.10%, 6/15/12                               A2/A-                       275,000             303,460
Unrefunded Balance, 6.75%, 6/15/17                          A2/A-                     2,480,000
2,671,828
-------------------------------------------------------------------------------------------------------------------NYS DA RB:
City University-Third General Resolution,
Series 2, MBIA Insured, 6.875%, 7/1/14                      Aaa/AAA/A-                  500,000
569,875 Prerefunded, Series A, 7.625%, 7/1/20                       Aaa/BBB                  12,000,000
        13,322,400 CUS, Prerefunded, Series F, 7.875%, 7/1/07                  Aaa/BBB+
7,000,000           7,816,550 Ithaca College, AMBAC Insured, 5.25%, 7/1/26                Aaa/AAA
                 5,750,000           5,632,527 Judicial Facilities Lease, Escrowed to Maturity,
MBIA Insured, 7.375%, 7/1/16Aaa/AAA                   2,300,000           2,849,033 Mental Health Facilities Project, AMBAC
Insured, 5.25%, 2/15/18                                     Aaa/AAA/AAA               9,400,000
9,237,850 Pooled Capital Program, Partially Prerefunded,
FGIC Insured, 7.80%, 12/1/05                                Aaa/AAA/AAA               6,105,000
6,489,371 Rockefeller University, MBIA Insured,
7.375%, 7/1/14                                              Aaa/AAA                   4,000,000           4,186,880
Rosalind & Joseph Nursing Home,
AMBAC Insured, 5.70%, 2/1/37                                Aaa/AAA                   2,000,000
2,023,140


                    10  Oppenheimer New York Municipal Fund

                                                        RATINGS:                                                         MOODY'S/
                                                       S&P/FITCH               FACE                MARKET VALUE
                                                    (UNAUDITED)             AMOUNT              SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
NEW YORK
(CONTINUED)
NYS DA RRB:
CUS, Second Series A, 5.75%, 7/1/18                     Baa1/BBB+               $ 6,750,000         $
7,067,993 CUS, Series B, 6%, 7/1/14                               Baa1/BBB+                10,875,000
  11,724,881  CUS,  Series B, FGIC  Insured,  9%, 7/1/00  Aaa/AAA/AAA  2,100,000
2,364,474 Episcopal Health Services, Inc., 5.85%, 8/1/13 NR/AAA
             500,000             526,905 Fordham University, FGIC Insured, 5.75%, 7/1/15
Aaa/AAA/AAA               9,100,000           9,473,464 St. Joseph's Hospital Health Center,
MBIA Insured, 5.25%, 7/1/18                             Aaa/AAA                   5,035,000           4,947,139
St. Vincent's Hospital, 7.375%, 8/1/11                  Aa2/AAA                     150,000             167,951
SUEFS, Prerefunded, Series A, 7.70%, 5/15/12            Aaa/BBB+/A                9,000,000
9,972,900 SUEFS, Series A, 5.25%, 5/15/15                         Baa1/BBB+                23,090,000
       22,827,005 SUEFS, Series A, 5.25%, 5/15/21                         Baa1/BBB+
5,010,000           4,896,974 SUEFS, Series B, 7%, 5/15/16                            Baa1/BBB+
     9,020,000           9,729,964
-----------------------------------------------------------------------------------------------NYS DA SPO Bonds, CUS, Series E,
FSA Insured, 5.75%, 7/1/11                              Aaa/AAA                   5,955,000           6,481,601
--------------------------------------------------------------------------------------NYS EFCPC RB, State Water Revolving Fund:
Series A, 6.60%, 9/15/12                   Aaa/AAA/AAA                 250,000             277,575
Series C, 7.20%, 3/15/11    Aa2/A+/AA     350,000 378,795 Series E, 6.50%, 6/15/14     Aa2/A/AA       500,000             547,460
---------------------------------------------------------------------------------------------------------------NYS ERDAUEF RB:
Consolidated Edison Co., Series A, 7.50%, 1/1/26        Aa3/A+                      280,000
299,334 Consolidated Edison Co., Series A, 7.75%, 1/1/24        A1/A+                       620,000
         638,817 Consolidated Edison Co., Series B, 7.375%, 7/1/24       Aa3/A+
200,000             206,038 L.I. Lighting Co., Series A, 7.15%, 12/1/20             Ba3/BB+
   7,500,000           8,124,150 L.I. Lighting Co., Series C, 6.90%, 8/1/22              Ba3/BB+
         9,200,000           9,925,144
------------------------------------------------------------------------------------------NYS ERDAUGF RB, Brooklyn Union Gas Co.:
Series B, Inverse Floater, 9.68%, 7/1/26(1)             A1/A                      6,000,000           7,627,500
Series D, MBIA Insured, Inverse Floater,
7.24%, 7/8/26(1)                                        Aaa/AAA                   3,000,000           3,048,750
----------------------------------------------------------------------------------NYS ERDAUPC RB, NYS Electric & Gas Project,
Series A, MBIA Insured, 6.15%, 7/1/26                   Aaa/AAA                   4,000,000
4,212,360
---------------------------------------------------------------------------------------------------------------NYS GOB:
6.875%, 3/1/12                                          A2/A                        500,000             551,485 7%,
2/1/09                                              A2/A                        300,000             331,413
-----NYS GORB, 7.50%, 11/15/00                               A2/A                        500,000             548,815
---------------------------------------------------------------------------------------------------------------NYS HFA MH RB:
Secured Mtg. Program-A, 7.05%, 8/15/24                  Aa2/NR                      350,000
374,539 Secured Mtg. Program-C, 6.95%, 8/15/24                  Aa2/NR                      230,000
        242,935
---------------------------------------------------------------------------------------------------------------NYS HFA RB:
Prerefunded, 8%, 11/1/08                                Aaa/BBB+                  2,690,000           3,041,475
Unrefunded Balance, 8%, 11/1/08                         Baa/BBB+                    550,000             613,602
---------------------------------------------------------------------------------------------------------------NYS HFA RRB:
Housing Mtg., Series A, 6.10%, 11/1/15                  Aaa/AAA                  12,375,000
13,035,206 State University Construction, Escrowed to
Maturity, Series A, 7.90%, 11/1/06                      Aaa/AAA                   1,750,000           2,098,985
Unrefunded Balance, 7.90%, 11/1/99                      Baa2/BBB+                 2,310,000
2,426,563

                    11  Oppenheimer New York Municipal Fund

                                                        RATINGS:                                                         MOODY'S/
                                                       S&P/FITCH               FACE                MARKET VALUE
                                                    (UNAUDITED)             AMOUNT              SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
NEW YORK
(CONTINUED)
NYS HFASC Obligation RB, Series A, 6%, 3/15/26          Baa1/BBB+               $10,000,000
   $10,432,200
---------------------------------------------------------------------------------------------------------------NYS HFASC RB:
Prerefunded, Series A, 7.375%, 9/15/21                  Aaa/AAA                   9,050,000
10,331,480 Series D, 5.375%, 3/15/23                               Baa1/BBB                  9,000,000
  8,691,300
--------------------------------------------------------------------------------------------------------NYS LGAC RB, Prerefunded:
Series B, 7.50%, 4/1/20                                 Aaa/AAA/AAA               2,310,000           2,601,499
Series C, 7%, 4/1/21                                    Aaa/AAA/AAA               9,455,000          10,495,428
---------------------------------------------------------------------------------------------------------------NYS LGAC RRB:
Series B, 5.50%, 4/1/21                                 A3/A+/A+                  8,000,000           7,958,240
Series C, 5%, 4/1/21                                    A3/A+/A+                 15,000,000          14,073,750
Series E, 5%, 4/1/21                                    A3/A+/A+                    500,000             475,465
---------------------------------------------------------------------------------------------------------------NYS MAG RB:
Homeowner Mtg., Series 1, 7.95%, 10/1/21                Aaa/NR                    2,270,000
2,420,092 Homeowner Mtg., Series UU, 7.75%, 10/1/23               Aa2/NR                    1,990,000
         2,113,400 Homeowner Mtg., Series VV, 7.375%, 10/1/11              Aa2/NR
345,000             368,757 Inverse Floater, 6.26%, 10/1/24(1)                      MIG1/NR
9,000,000           8,415,000 Ninth Series B, 8.30%, 10/1/17                          Aaa/NR
 1,720,000           1,756,326 Series 40-B, 6.40%, 10/1/12                             Aaa/NR
  500,000             532,195 Series C, 8.40%, 10/1/17                                Aaa/NR
1,700,000           1,731,994
---------------------------------------------------------------------------------------------------------------NYS MCFFA RB:
Hospital & Nursing Home Project,
Series D, 6.45%, 2/15/09                                Aa2/AAA                     345,000             378,389
Long-Term Health Care, Series C,
FSA Insured, 6.40%, 11/1/14                             Aaa/AAA                   2,800,000           3,039,456
MHESF, Prerefunded, Series B, 7.875%, 8/15/20           Aaa/AAA                   5,095,000           5,707,113 MHESF, Series A,
FGIC Insured, 6.375%, 8/15/17          Aaa/AAA/AAA
5,000,000           5,409,000 MHESF, Unrefunded Balance, Series B,
7.875%, 8/15/20                                         Baa1/BBB+                 8,085,000           8,989,712 NY
Hospital, Series A, AMBAC Insured,
6.75%, 8/15/14                                          Aaa/AAA/AAA                 500,000             562,310
Prerefunded, 7.70%, 2/15/18                             Aaa/AAA                     355,000             367,283
St. Francis Hospital, Series 1998A,
FGIC Insured, 7.625%, 11/1/21                           Aaa/AAA/AAA               2,690,000
2,843,438 St. Luke's Hospital Center Mtg., Prerefunded,
Series B, 7.45%, 2/15/29                                Aaa/AAA                   7,500,000           8,212,275
---------------------------------------------------------------------------------------------------------------NYS MCFFA RRB:
MHESF, Unrefunded Balance,
Series A, 8.875%, 8/15/07                               Baa1/BBB+                 2,785,000           2,852,536
North Shore University Hospital,
MBIA Insured, 7.20%, 11/1/20                            Aaa/AAA                     250,000             274,680
-------------------------------------NYS PAU GP RB, Series B, 6.625%, 1/1/12                 Aa2/AA-                     315,000
344,037
---------------------------------------NYS PAU GP RRB, Series Y, 6.75%, 1/1/18                 Aa2/AA-                   2,000,000
2,173,640
-----------------------------------------------------------------------------------------------NYS Thruway Authority General RB,
Series A, 5.75%, 1/1/19                                 Aa3/AA-                  10,000,000          10,177,400

                    12  Oppenheimer New York Municipal Fund

                                                        RATINGS:                                                         MOODY'S/
                                                       S&P/FITCH               FACE                MARKET VALUE
                                                    (UNAUDITED)             AMOUNT              SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
 NEW YORK
(CONTINUED)
NYS UDC RB:
Correctional Capital Facilities, Series 4,
5.375%, 1/1/23                                          Baa1/BBB+/A             $ 8,750,000        $  8,450,400
Series A, MBIA Insured, 5.50%, 4/1/16                   Aaa/AAA/AAA               7,500,000           7,619,625
-----------------------------------------------------------------------------------------------Onondaga Cnty., NY RR Agency RB,
RR Facilities Project, 7%, 5/1/15                       Baa/NR/A-                15,600,000          16,758,456
-------------------------------------------------------------------------------------------PAUNYNJ Consolidated RB, 69th Series,
7.125%, 6/1/25                                          A1/AA-/AA-                4,155,000           4,489,187
-------------------------------------------------------------------------------------------PAUNYNJ Consolidated RRB, 78th Series,
6.50%, 4/15/11                                          A1/AA-/AA-                  250,000             271,403
---------------------------------------------------------------------------------------------PAUNYNJ SPO RB, JFK International Air
Terminal Project, Series 6, 5.75%, 12/1/22              Aaa/AAA                  11,150,000
11,463,761
------------------------------------------------------------------------------------------------PAUNYNJ SPO RRB, KIAC-4 Project,
5th Installment, 6.75%, 10/1/19                         NR/NR                    12,600,000          13,675,788
                                                                                                  ------------
                                                               626,863,122
--------------------------------------------------------------------------------------------------------U.S. POSSESSIONS--14.7%
PR CMWLTH Aqueduct & Sewer Authority RB,
Escrowed to Maturity, 10.25%, 7/1/09                    Aaa/AAA                     500,000
696,930
--------------------------------------------------------------------------------------------------------------- PR
CMWLTH GOB, 5.375%, 7/1/25                           Baa1/A                    7,000,000           6,924,680
--------------------------------------------------------------------------------------------------------------- PR
CMWLTH GORB:
FSA Insured, Inverse Floater, 7.69%, 7/1/20(1)          Aaa/AAA                  11,500,000
12,333,750 MBIA Insured, 5.25%, 7/1/18                             Aaa/AAA                   8,950,000
      8,826,848 Prerefunded, 7.70%, 7/1/20                              NR/AAA                    4,000,000
       4,458,560
--------------------------------------------------------------------------------------------------------------- PR
CMWLTH HTAU RB:
Prerefunded, Series S, 6.50%, 7/1/22                    NR/AAA                   10,000,000
11,138,300 Prerefunded, Series T, 6.625%, 7/1/18                   Aaa/AAA                   1,000,000
         1,119,170 Series W, Inverse Floater, 6.80%, 7/1/10(1)             Baa1/A                    9,000,000
         9,461,250
--------------------------------------------------------------------------------------------------------------- PR
CMWLTH Infrastructure FAU SPTX RB,
Series A, 7.75%, 7/1/08                                 Baa1/BBB+                 6,000,000           6,295,440
--------------------------------------------------------------------------------------------------------------- PR
Electric PAU RB:
Series AA, MBIA Insured, 5.25%, 7/1/16 Aaa/AAA   5,000,000   5,008,250 Series AA, MBIA Insured, 5.25%, 7/1/17
Aaa/AAA                   5,000,000
         4,999,550
--------------------------------------------------------------------------------------------------------------- PR
EPAU CAP RRB, Series N, MBIA Insured,
Zero Coupon, 5.69%, 7/1/17(2)                           Aaa/AAA                  24,000,000
8,824,320
--------------------------------------------------------------------------------------------------------------- PR
Housing Bank & Finance Agency SFM RB,
Homeownership-Fourth Portfolio, Escrowed
to Maturity, 8.50%, 12/1/18                             Aaa/NR                    1,580,000           1,853,261
--------------------------------------------------------------------------------------------------------------- PR
Industrial, Medical & Environmental
PC Facilities FAU RB:
American Airlines, Inc. Project,
Series A, 6.45%, 12/1/25                                Baa1/BBB-                   850,000             931,694
Warner Lambert Co. Project, 7.60%, 5/1/14               A1/NR                     3,000,000
3,234,570
--------------------------------------------------------------------------------------------------------------- PR
POAU RB, American Airlines Special
Facilities Project, Series A, 6.25%, 6/1/26             Baa3/BBB+                 8,000,000
8,562,080



                    13  Oppenheimer New York Municipal Fund

                                                        RATINGS:                                                         MOODY'S/
                                                       S&P/FITCH               FACE              MARKET VALUE
                                                  (UNAUDITED)             AMOUNT            SEE NOTE 1
--------------------------------------------------------------------------------------------------------------
 U.S. POSSESSIONS
(CONTINUED)
PR Public Buildings Authority Guaranteed
Public Education & HF RB, Prerefunded,
Series L, 6.875%, 7/1/21                                Aaa/AAA                 $ 4,000,000      $   4,519,440
-------------------------------------------------------------------------------------------------------------- PR
Telephone Authority RB, MBIA Insured,
Inverse Floater, 6.92%, 1/16/15(1)                      Aaa/AAA                  10,000,000         10,187,500
                                                                                                -------------
                                                              109,375,593
------------------------------TOTAL INVESTMENTS, AT VALUE (COST $698,803,390)                                        98.7%
     736,238,715
------------------OTHER ASSETS NET OF LIABILITIES                                                         1.3          9,758,265
                                                                               -----------      ------------- NET ASSETS
                                                                 100.0%     $ 745,996,980
                                   ===========      =============

To simplify the listing of securities, abbreviations are used per the table below:

 CAP        --      Capital Appreciation
                                          L.I.     --      Long Island CMWLTH     --      Commonwealth
                                     MAG      --      Mtg. Agency CUS        --      City University System
                                 MCFFA    --      Medical Care Facilities DA         --      Dormitory Authority
                                                            Finance Agency EFCPC      --      Environmental Facilities
Corp. Pollution Control                MH       --      Multifamily Housing EPAU       --      Electric
Power Authority                                        MHESF    --      Mental Health Services ERDAUEF
--      Energy Research & Development Authority Electric Facilities                      Facilities
ERDAUGF    --      Energy Research & Development Authority Gas Facilities          MTAU     --
    Metropolitan Transportation ERDAUPC    --      Energy Research & Development Authority
Pollution Control                        Authority FAU        --      Finance Authority
               MWFAU    --      Municipal Water Finance GP         --      General Purpose
                                               Authority GOB        --      General Obligation Bonds
                 NYC      --      New York City GORB       --      General Obligation Refunding Bonds
                            NYS      --      New York State HDC        --      Housing Development Corp.
                                  PAUNYNJ  --      Port Authority of New York HF         --      Health Facilities
                                                              & New Jersey HFA        --      Housing Finance Agency
                                       PAU      --      Power Authority HFASC      --      Housing Finance Agency
Service Contract                         PC       --      Pollution Control HTAU       --      Highway &
Transportation Authority                              POAU     --      Port Authority IDA        --      Industrial
Development Agency                                   RB       --      Revenue Bonds IDAU       --      Industrial
Development Authority                                RR       --      Resource Recovery LGAC       --
Local Government Assistance Corp.                               RRB      --      Revenue Refunding Bonds
                                                                                  SFM      --      Single Family Mortgage
                                                                           SPF      --      Special Facilities
                                                       SPO      --      Special Obligations
                                        SPTX     --      Special Tax
              SUEFS    --      State University Educational
                                Facilities System                                                                            TBTAU
  --      Triborough Bridge & Tunnel
      Authority                                                                                    UDC      --      Urban
Development Corp.                                                    WSS      --      Water & Sewer System

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $90,377,712 or 12.12% of the Fund's net assets at September 30, 1997.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.




                    14  Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
As of September 30, 1997, securities subject to the alternative minimum tax amounted to $122,052,761 or 16.36% of the Fund's net assets. Distribution of investments by industry, as a percentage of total investments at value, is as follows:


INDUSTRY                                            MARKET VALUE               PERCENT
--------------------------------------------------------------------------------------
 Higher Education                                    $124,655,844
         16.8% General Obligation                                    98,639,480                13.4 Highways
                                      86,440,860                11.7 Hospital/Healthcare
63,186,511                 8.6 Sales Tax                                             35,604,382                 4.8
Multi-Family Housing                                  33,646,855                 4.6 Corporate Backed
                         31,316,527                 4.3 Water Utilities                                       30,550,747
           4.1 Marine/Aviation Facilities                            29,900,138                 4.1 Pollution Control
                                   29,869,733                 4.1 Lease Rental
27,336,945                 3.7 Electric Utilities                                    25,562,157                 3.5 Adult
Living Facilities                               22,589,141                 3.1 Single Family Housing
              19,191,025                 2.6 Resource Recovery                                     16,758,456
      2.3 Special Assessment                                    14,774,010                 2.0 Manufacturing,
Durable Goods                          14,739,983                 2.0 Non Profit Organization
        12,373,828                 1.7 Telephone Utilities                                   10,187,500                 1.4
Manufacturing, Non-Durable Goods                       7,710,765                 1.0 Sewer Utilities
                               1,203,830                 0.2                          $736,238,717               100.0%
           ============               =====

See accompanying Notes to Financial Statements.


                    15  Oppenheimer New York Municipal Fund

 STATEMENT OF ASSETS AND LIABILITIES  September 30, 1997

==================================================================
=============================================
ASSETS
Investments, at value (cost $698,803,390)--see accompanying statement
$736,238,715
-----Cash                                                                                                    495,755
---------------------------------------------------------------------------------------------------------------Receivables:
Interest                                                                                   12,291,735 Shares of beneficial
interest sold                                                                      393,580
---Other                                                                                                    11,534
                                                                    ------------ Total assets
                                        749,431,319
==================================================================
============================================= LIABILITIES
Payables and other liabilities:
Dividends                                                                                             2,001,304 Shares of
beneficial interest redeemed                                                                  498,760 Distribution and
service plan fees                                                                      452,203 Trustees' fees--Note 1
                                                                           213,997 Shareholder reports
                                                     130,266 Transfer and shareholder servicing agent fees
                                              67,646 Other
               70,163                                                                                       ------------ Total
liabilities                                                                                     3,434,339
==================================================================
============================================= NET ASSETS           $745,996,980                                     ============
==================================================================
============================================= COMPOSITION OF NET
ASSETS
Paid-in capital                                                                                    $715,174,579
Undistributed net investment income                                                                   1,395,429
Accumulated net realized loss on investment transactions                                             (8,008,353)
--------------------------------------------------------------------------------------------------------------- Net
unrealized appreciation on investments--Note 3                                                   37,435,325
                                                                                            ------------ Net assets
                                                              $745,996,980
                                ============




                    16  Oppenheimer New York Municipal Fund

==================================================================
============================================= NET ASSET VALUE PER
SHARE Class A Shares:
Net  asset  value  and  redemption  price  per  share  (based  on net  assets of
$634,789,044 and 49,620,601 shares of beneficial  interest  outstanding)  $12.79
Maximum  offering price per share (net asset value plus sales charge of 4.75% of offering price)
                                                              $13.43

---------------------------------------------------------------------------------------------------------------Class
B Shares:  Net asset value,  redemption  price (excludes  applicable  contingent deferred  sales  charge) and  offering  price per share  (based on net assets of
$106,458,543 and 8,320,680  shares of beneficial  interest  outstanding)  $12.79
---------------------------------------------------------------------------------------------------------------Class
C Shares:  Net asset value,  redemption  price (excludes  applicable  contingent deferred  sales  charge) and  offering  price per share  (based on net assets of
$4,749,393  and  371,247  shares  of  beneficial  interest  outstanding)  $12.79

See accompanying Notes to Financial Statements.


                    17  Oppenheimer New York Municipal Fund

STATEMENT OF OPERATIONS  For the Year Ended September 30, 1997

==================================================================
=============================================
INVESTMENT INCOME
Interest                                                                                            $48,247,943
==================================================================
============================================= EXPENSES
Management fees--Note 4                                                                               3,912,050
------------------------------------------------------------------------------Distribution and service plan fees--Note 4:
Class A                                                                                               1,528,712 Class B
                                                                                1,040,975 Class C
                                                       37,884
------------------Transfer and shareholder servicing agent fees--Note 4                                                   475,969
-----------------Shareholder reports                                                                                     223,113
 ----------------Custodian fees and expenses                                                                              66,227
-----------------Legal and auditing fees                                                                                  58,537
-----------------Insurance expenses                                                                                       18,351
-----------------------------------------------------------------------------------Registration and filing fees:
Class B                                                                                                     564 Class C
                                                                                 660
--------Other                                                                                                    14,143
                                                                     ----------- Total expenses
                                            7,377,185
==================================================================
============================================= NET INVESTMENT INCOME
                                                                              40,870,758
==================================================================
============================================= REALIZED AND
UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                           5,082,437 Closing of futures
contracts                                                                         (8,192,625)
                                                       ----------- Net realized loss
                             (3,110,188)
--------------------------------------------------------------------------------------------------------------- Net
change in unrealized appreciation or depreciation on investments                                 25,374,028
                                                                                                   ----------- Net realized and
unrealized gain                                                                     22,263,840
----------------------------------------------------------------------NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
             $63,134,598
===========


See accompanying Notes to Financial Statements.






                    18  Oppenheimer New York Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED SEPTEMBER 30,
                                                           1997                 1996
==================================================================
============================================= OPERATIONS
 Net investment income
                                                        $ 40,870,758        $ 42,380,515
--------------------------------------------------------------------------------------------------------------- Net
realized gain (loss)                                                         (3,110,188)          5,945,810
--------------------------------------------------------------------------------------------------------------- Net
change in unrealized appreciation or depreciation                            25,374,028             425,530
                                                           ------------        ------------ Net increase in net assets resulting
from operations                                                                  63,134,598          48,751,855
==================================================================
============================================= DIVIDENDS AND
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                         (35,297,579)        (37,568,731) Class B
                                                                      (4,855,021)         (4,655,633) Class C
                                                      (175,214)            (34,664)
==================================================================
=============================================  BENEFICIAL INTEREST  TRANSACTIONS
Net  increase  (decrease)  in net  assets  resulting  from  beneficial  interest transactions--Note 2:
Class A                                                                         (52,009,162)        (11,537,144) Class B
                                                                       2,021,008           9,460,309 Class C
                                                  2,612,419           1,966,687
==================================================================
============================================= NET ASSETS
Total increase (decrease)                                                       (24,568,951)          6,382,679
-----------------Beginning of period                                                             770,565,931         764,183,252
                                                                      ------------        ------------ End of period (including
undistributed net investment
income of $1,395,429 and $620,943, respectively)                               $745,996,980
$770,565,931                                                                                ============
============

See accompanying Notes to Financial Statements.


                    19  Oppenheimer New York Municipal Fund

FINANCIAL HIGHLIGHTS


                                              CLASS A
                                              ---------------------------------                                               YEAR
ENDED SEPTEMBER 30,                                               1997            1996           1995          1994
        1993
==================================================================
==============================================
 PER SHARE OPERATING DATA:
Net asset value, beginning of period              $12.41        $12.29        $11.92        $13.50
$12.59
------------------------------------------------------------------------------------Income (loss) from investment operations:
Net investment income                                .69           .68           .69           .74           .73 Net
realized and unrealized gain (loss)              .37           .12           .41         (1.46)         1.01
                                       ------        ------        ------        ------        ------ Total income (loss) from
investment
operations                                          1.06           .80          1.10          (.72)         1.74
-----------------------------------------------------------------------------------Dividends and distributions to shareholders:
Dividends from net investment income                (.68)         (.68)         (.70)         (.72)         (.75)
Distributions from net realized gain                  --            --          (.03)         (.03)         (.08)
Distributions in excess of net realized gain          --            --            --          (.11)           --
                                       ------        ------        ------        ------        ------ Total dividends and
distributions
to shareholders                                     (.68)         (.68)         (.73)         (.86)         (.83)
Net asset value, end of period                    $12.79        $12.41        $12.29        $11.92        $13.50
                                                 ======        ======        ======        ======        ======
==================================================================
============================================== TOTAL RETURN, AT NET
ASSET VALUE(3)                 8.78%         6.65%         9.58%        (5.55)%       14.33%
==================================================================
============================================== RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of period
(in thousands)                                  $634,789      $667,258      $673,050      $687,233      $756,934
Average net assets (in thousands)               $652,048      $684,981      $659,465      $738,747
$652,327
------------------------------------------------------------------------------------------------Ratios to average net assets:
Net investment income                               5.49%         5.50%         5.76%         5.68%         5.66%
Expenses                                            0.86%         0.91%         0.90%         0.86%         0.91%
Portfolio turnover rate(5)                          20.5%         21.2%         15.2%          9.4%         39.1%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

2. For the period from March 1, 1993 (inception of offering) to September 30, 1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized.




                    20  Oppenheimer New York Municipal Fund


CLASS B                                                                    CLASS C
------------------------------YEAR ENDED SEPTEMBER 30,                                                   YEAR ENDED SEPTEMBER
30, 1997            1996           1995           1994          1993(2)        1997          1996        1995(1)
==================================================================
=============================================
  $12.41          $12.30         $11.93        $13.50         $13.07         $12.41        $12.30      $12.22
-------------------------------------------------------------------------------------------------------------
     .59             .60            .60           .64            .36            .57           .60         .05      .38         .10
          .42         (1.45)           .44            .39           .09         .08   ------          ------         ------
------         ------         ------        ------      ------
     .97             .70           1.02          (.81)           .80            .96           .69         .13
-------------------------------------------------------------------------------------------------------------
    (.59)           (.59)          (.62)         (.62)          (.37)          (.58)         (.58)       (.05)       --
   --           (.03)         (.03)            --             --            --          --       --              --             --
(.11)            --             --            --          --   ------          ------         ------        ------         ------
  ------        ------      ------
    (.59)           (.59)          (.65)         (.76)          (.37)          (.58)         (.58)       (.05)
-------------------------------------------------------------------------------------------------------------
$12.79          $12.41         $12.30        $11.93         $13.50         $12.79        $12.41      $12.30
======          ======         ======        ======         ======         ======        ======      ======
==================================================================
===========================================     7.97%           5.77%          8.75%
      (6.22)%         6.56%          7.95%         5.64%       1.10%
==================================================================
===========================================

$106,459        $101,302        $91,108       $73,943        $40,958         $4,749        $2,007         $25
---------------------$104,183        $ 98,488        $81,743       $61,008        $20,454         $3,798        $  752         $18
-------------------------------------------------------------------------------------------------------------
    4.72%           4.73%          4.95%         4.88%          4.45%(4)       4.67%         4.60%
3.67%(4)     1.63%           1.68%          1.67%         1.65%          1.73%(4)       1.63%         1.77%
     1.37%(4)
-------------------------------------------------------------------------------------------------------------
20.5%           21.2%          15.2%          9.4%          39.1%          20.5%         21.2%       15.2%

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1997 were $154,409,995 and $214,081,363, respectively.
See accompanying Notes to Financial Statements.


                    21  Oppenheimer New York Municipal Fund

NOTES TO FINANCIAL STATEMENTS

==================================================================
============= 1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer  New  York  Municipal  Fund  (the  Fund)  is  registered  under  the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum current income exempt from federal, New York State and New York City income taxes for individual investors as is available from municipal securities and consistent with the preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $7,657,000, expiring in 2003 and 2004.

                    22  Oppenheimer New York Municipal Fund

==================================================================
============== TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1997, a credit of $60,913 was made for the Fund's projected benefit obligations and payments of $11,314 were made to retired trustees, resulting in an accumulated liability of $212,626 at September 30, 1997. The aforementioned credit is a component of total trustees' fees which amount to $(280) for the year ended September 30, 1997.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization on long-term bonds for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
           The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $231,542, a decrease in accumulated net realized loss on investments of $456,846, and a decrease in paid-in capital of $688,388.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities using the effective yield method, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.




                    23  Oppenheimer New York Municipal Fund

==================================================================
============== 1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

==================================================================
============== 2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                            YEAR ENDED SEPTEMBER 30, 1997        YEAR ENDED
SEPTEMBER 30, 1996                                             --------------------------------
-------------------------------                                             SHARES           AMOUNT
SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------
Class A:
Sold                                          4,470,995       $  56,051,835       4,043,999       $  50,569,882
Issued in connection with
the acquisition of Quest
for Value New York
Tax-Exempt Fund--Note 6                              --                  --       2,350,157          29,517,976
Dividends and distributions
reinvested                                    1,936,390          24,294,359       2,105,244          26,158,018
Redeemed                                    (10,554,692)       (132,355,356)     (9,480,179)
(117,783,020)----Net decrease                                 (4,147,307)      $ (52,009,162)       (980,779)      $ (11,537,144)
                                          ===========       =============      ==========
=============
---------------------------------------------------------------------------------------------------------------Class B:
Sold                                          1,229,476       $  15,435,863       1,631,788       $  20,375,193
Dividends and distributions
reinvested                                      251,124           3,151,927         244,423           3,035,829
Redeemed                                     (1,320,301)        (16,566,782)     (1,123,717)        (13,950,713)
                                           -----------       -------------      ----------       ------------- Net increase
                               160,299       $   2,021,008         752,494       $   9,460,309
               ===========       =============      ==========       =============
----------------------------------------------------------------------------------------------------------------Class C:
Sold                                            296,169       $   3,700,982         170,206       $   2,101,116
Dividends and distributions
reinvested                                       11,358             142,713           2,083              25,651 Redeemed
                                      (97,937)         (1,231,276)        (12,664)           (160,080)
                     -----------       -------------      ----------       ------------- Net increase
         209,590       $   2,612,419         159,625       $   1,966,687
===========       =============      ==========       =============





                    24  Oppenheimer New York Municipal Fund

==================================================================
============== 3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At September 30, 1997, net unrealized appreciation on investments of $37,435,325 was composed of gross appreciation of $40,284,088, and gross depreciation of $2,848,763.

==================================================================
============== 4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH
AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion.

           For the year ended September 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $835,127, of which $161,226 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $558,605 and $35,328, respectively, of which $9,424 was paid to an affiliated broker/ dealer for Class B. During the year ended September 30, 1997, OFDI received contingent deferred sales charges of $260,864 and $5,113, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

           OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

           The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended September 30, 1997, OFDI paid $30,130 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.




                    25  Oppenheimer New York Municipal Fund

==================================================================
============== 4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH
AFFILIATES (CONTINUED)
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $6,709 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $819,839 and $31,279, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At September 30, 1997, OFDI had incurred unreimbursed expenses of $2,901,792 for Class B and $49,218 for Class C.

==================================================================
============== 5. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

           The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

           Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

           Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                    26  Oppenheimer New York Municipal Fund

==================================================================
============== 6. ACQUISITION OF QUEST FOR VALUE NEW YORK TAX-EXEMPT FUND

On November 24, 1995, Oppenheimer New York Municipal Fund acquired all of the net assets of Quest for Value New York Tax-Exempt Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest for Value New York Tax-Exempt Fund shareholders on November 16, 1995. The Fund issued 2,350,157 Class A shares of beneficial interest, valued at $29,517,976, in exchange for the net assets, resulting in combined Class A net assets of $698,806,316 on November 24, 1995. The net assets acquired included net unrealized appreciation of $1,513,911. The exchange qualified as a tax-free reorganization for federal income tax purposes.
==================================================================
============== 7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other OppenheimerFunds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

           The Fund had no borrowings outstanding during the year ended September 30, 1997.


                    27  Oppenheimer New York Municipal Fund

INDEPENDENT AUDITORS' REPORT

==================================================================
============== The Board of Trustees and Shareholders of
Oppenheimer New York Municipal Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer New York Municipal Fund as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New York Municipal Fund as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Denver, Colorado
October 21, 1997




                    28 Oppenheimer New York Municipal Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)
==================================================================
============== In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

           None of the dividends paid by the Fund during the fiscal year ended September 30, 1997 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
           The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    29  Oppenheimer New York Municipal Fund

OPPENHEIMER NEW YORK MUNICIPAL FUND

==================================================================
============ OFFICERS AND TRUSTEES
                     Leon Levy, Chairman of the Board of Trustees
                     Donald W. Spiro, Vice Chairman of the Board of Trustees Bridget A. Macaskill, Trustee and President
                     Robert G. Galli, Trustee
                     Benjamin Lipstein, Trustee
                     Elizabeth B. Moynihan, Trustee
                     Kenneth A. Randall, Trustee
                     Edward V. Regan, Trustee
                     Russell S. Reynolds, Jr., Trustee
                     Pauline Trigere, Trustee
                     Clayton K. Yeutter, Trustee
                     Robert E. Patterson, Vice President
                     George C. Bowen,Treasurer
                     Robert J. Bishop, Assistant Treasurer
                     Scott T. Farrar, Assistant Treasurer
                     Andrew J. Donohue, Secretary
                     Robert G. Zack, Assistant Secretary
==================================================================
============ INVESTMENT ADVISOR          OppenheimerFunds, Inc.

==================================================================
============ DISTRIBUTOR                 OppenheimerFunds Distributor, Inc.
==================================================================
============ TRANSFER AND SHAREHOLDER    OppenheimerFunds Services
SERVICING AGENT
==================================================================
============ CUSTODIAN OF                 Citibank, N.A.
PORTFOLIO SECURITIES

==================================================================
============ INDEPENDENT AUDITORS         KPMG Peat Marwick LLP

     ==================================================================
============ LEGAL COUNSEL Gordon Altman Butowsky Weitzen Shalov & Wein This is a copy of a report to shareholders of Oppenheimer New York Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer New York Municipal Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.



                    30  Oppenheimer New York Municipal Fund

OPPENHEIMERFUNDS FAMILY

==================================================================
========================================= REAL ASSET FUNDS
----------------------------------------------------------------------------------------------------------- Real
Asset Fund                      Gold & Special Minerals Fund
==================================================================
========================================= STOCK FUNDS
-------------Developing Markets Fund              Quest Small Cap Value Fund            Global Fund Enterprise
Fund                      Capital Appreciation Fund(1)          Quest Global Value Fund International
Growth Fund            Quest Capital Value Fund              Disciplined Value Fund Discovery Fund
                     Growth Fund                           Quest Value Fund
==================================================================
========================================= STOCK & BOND FUNDS
----------------------------------------------------------------------------------------------------------- Main
Street Income &                 Quest Growth &Income                  Disciplined Allocation Fund
Growth Fund                          Value Fund                          Multiple Strategies Fund(2) Quest
Opportunity Value Fund         Global Growth &Income Fund            Bond Fund for Growth Total
Return Fund                    Equity Income Fund

==================================================================
========================================= BOND FUNDS
--------------------International Bond Fund              Champion Income Fund                  U.S. Government Trust High
Yield Fund                      Strategic Income Fund                 Limited-Term Government Fund
                               Bond Fund


==================================================================
========================================= MUNICIPAL FUNDS
------------------------------------California Municipal Fund(3)         Pennsylvania Municipal Fund(3)        Rochester Division:
Florida Municipal Fund(3)            Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(3)         Insured Municipal Fund                Limited Term New York
New York Municipal Fund(3)           Intermediate Municipal Fund           Municipal Fund
==================================================================
========================================= MONEY MARKET FUNDS(4)
----------------------------------------------------------------------------------------------------------- Money
Market Fund                    Cash Reserves

==================================================================
========================================= LIFESPAN
----------------------------------------------------------------------------------------------------------- Growth
Fund                          Balanced Fund                         Income Fund


1. On 12/18/96, the Fund's name was changed from "Target Fund." 2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund." 3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

                     31  Oppenheimer New York Municipal Fund

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INFORMATION AND SERVICES

--------------------------------------------------------------------------------
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it's automatic investment plans,  informative newsletters and hotlines, or ready
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        For  added   convenience,   you  can  get  automated   information  with
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Representative during the General Information hours shown at the left.
        You can  count  on us  whenever  you  need  assistance.  That's  why the
International   Customer   Service   Association,   an  independent,   nonprofit
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from  around  the  country,  honored  the  Oppenheimer  funds'  transfer  agent,
OppenheimerFunds Services, with their Award of Excellence in 1993.
        So   call   us    today,    or    visit   us   at   our    website    at
www.oppenheimerfunds.com--we're here to help.


                                                       [OPPENHEIMERFUNDS LOGO]

RA0360.001.0997  November 28, 1997

[TEXT]

                        --------------------------------
                        Semiannual Report March 31, 1998
                        --------------------------------

                                   OPPENHEIMER

                                    New York
                                 Municipal Fund

                               [GRAPHIC OMITTED]

                                     [LOGO]

                              OppenheimerFunds(SM)
                             THE RIGHT WAY TO INVEST

Contents

 3    President's Letter

 4    Fund Performance

 6    An Interview
      with the Fund's Manager

10    Statement of Investments

18    Statement of
      Assets and Liabilities

20    Statement of Operations

21    Statements of Changes in
      Net Assets

22    Financial Highlights

25    Notes to Financial Statements

31    Officers and
      Trustees

32    Information and Services

 Report highlights
--------------------------------------------------------------------------------
o New York's recovering economy continued to offer attractive investment opportunities. We focused on undervalued credits in sectors of vital interest to New York City, and throughout the rest of the state. These included state appropriation bonds issued by city and state universities, as well as transportation authorities.

o We found new opportunities to invest in the state's hospital system through state-guaranteed bonds.

o By actively managing the Fund in relation to the changing outlook for interest rates, we achieved a below-average risk profile, while enhancing performance.
-------------------------------
Cumulative Total Returns
-------------------------------

For the 6-Month Period
Ended 3/31/98

Class A

 Without          With
 Sales Chg.(1)    Sales Chg.(2)
-------------------------------
   3.92%             (1.02)%
-------------------------------

Class B

 Without          With
 Sales Chg.(1)    Sales Chg.(2)
-------------------------------
 3.61%    (1.39)%
-------------------------------

Class C

 Without          With
 Sales Chg.(1)    Sales Chg.(2)
-------------------------------
 3.53%    2.53%
-------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. 1. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

2. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. This performance is not annualized.


                     2 Oppenheimer New York Municipal Fund

[PHOTO OMITTED]

Bridget A. Macaskill
President
Oppenheimer New York
Municipal Fund

Dear shareholder,
--------------------------------------------------------------------------------
These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

      What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch farther and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.
      Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.

      At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

      In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ Bridget A. Macaskill

Bridget A. Macaskill
April 21, 1998


                     3 Oppenheimer New York Municipal Fund

Performance update
--------------------------------------------------------------------------------
---------------------------------
    Avg Annual Total Returns
---------------------------------
For the Periods Ended 3/31/98(1)

Class A

 1 year    5 year      10 year
---------------------------------
  5.37%     5.06%       7.18%
---------------------------------

Class B

                       Since
 1 year    5 year      Inception
---------------------------------
  4.88%     4.94%       4.86%
---------------------------------

Class C

                       Since
 1 year    5 year      Inception
---------------------------------
 8.79%      N/A         7.07%
---------------------------------

---------------------------------
 Cumulative Total Return
---------------------------------
For the Period Ended 3/31/98(1)

Class A

 5 year
---------------------------------
 28.02%      $12,802(4)
---------------------------------

---------------------------------
 Standardized Yields(5)
---------------------------------
For the 30 Days Ended 3/31/98

Class A
---------------------------------
 4.19%
---------------------------------

Class B
---------------------------------
 3.63%
---------------------------------
Class C
---------------------------------
 3.63%
---------------------------------

Oppenheimer New York Municipal Fund delivered strong returns during the past six months, outperforming many of its competitors, while limiting risk. The Fund's gains are largely due to the careful selection of investment sectors and individual credits, and to the successful management of the portfolio's average duration.(2) In addition, the Fund outperformed many of its competitors earning its Class A shares a position in the top half of the 97 New York municipal funds ranked by Lipper, for the one-year period ended March 31, 1998.(3) [The following table was depicted as a line graph in the printed material.] Growth of $10,000 Over five years(4) (without sales charges)

o     3/31/98     Oppenheimer New York Municipal Fund
                  Class A shares                               $13,454
o     3/31/98     Lehman Municipal
                  Bond Index                                   $13,910
1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 8/16/84. The Fund's maximum sales charge for Class A shares was lower prior to 1/31/86, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 3/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 8/29/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Duration is a measure of the portfolio's sensitivity to interest rates.

                     4 Oppenheimer New York Municipal Fund

Portfolio review

Oppenheimer New York Municipal Fund is for investors looking for income that's exempt from New York State, City and federal income taxes. What We Look For

o     Issues that provide high triple tax-free income.

o     Value-oriented issues with price appreciation potential.
o     A diversity of issues across the state.
o     Municipal regions with improving credit quality.

Top 5 Sectors(6)
----------------------------------
 Higher Education            12.6%
----------------------------------
 General Obligation          12.0
----------------------------------
 Lease Rental                11.5
----------------------------------
 Highways                    11.0
----------------------------------
 Electric Utilities          10.8
----------------------------------

Credit Allocation(6)

  [The following table was represented as a pie chart in the printed material.]
                        o  AAA               36.2%
                        o  AA                 7.3
                        o  A                 23.6
                        o  BBB               25.3
                        o  BB                 7.6

3. Source: Lipper Analytical Services, Inc., 3/31/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 48 of 97 (1-year), 26 of 49 (5-year) and 19 of 27 (10-year) among New York municipal funds for the period ended 3/31/98.

4. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. The Lehman Municipal Bond Index includes a broad range index of municipal bonds. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors. Past performance does not guarantee future results.

5. Standardized yield is based on net investment income for the 30-day period ended 3/31/98. Falling net asset values will tend to artificially raise yields.
6. Portfolio data is as of 3/31/98, dollar-weighted based on investment assets and subject to change. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation includes securities rated by national rating organizations as well as unrated securities (currently 8.0% of total investments) which have ratings assigned by the manager in categories equivalent to those of rating organizations.


                     5 Oppenheimer New York Municipal Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------
"Our central
focus has
never wavered."

How has the Fund performed during the last six months?

Oppenheimer New York Municipal Fund's Class A shares delivered a cumulative total return, without sales charges, of 3.92% for the six-month period ended March 31, 1998.(1) The Fund provided this return during the period while limiting volatility through the prudent use of various investment techniques to hedge against risk.

What events had the greatest impact on the New York tax-exempt market? Two counterbalancing economic trends served to limit the trading range of the overall bond market, including New York municipal bonds. First, investors expected the turmoil in Asian markets to slow the U.S. economy and keep inflation in check, which is generally seen as positive for bonds. Second, evidence continued to mount throughout the period that the domestic economy remained strong, raising the possibility of renewed inflation.
      These conflicting trends served to hold municipal bond prices within a relatively narrow trading range, a pattern reflected in most bond markets, including U.S. Treasury securities. Each new report of strong economic growth or rising labor costs fueled inflation concerns. At the same time, a steady stream of news about the impact of the Asian crisis on U.S. corporate earnings reduced those inflationary fears. As a result, bond markets experienced a high level of volatility within a narrow range as yields rose and fell in response to investors' changing outlooks for economic growth, inflation and federal monetary policy.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                     6 Oppenheimer New York Municipal Fund

[PHOTO OMITTED]

Portfolio Management
Team (l to r)
Jerry Webman
Robert Patterson
(Portfolio Manager)

How did you manage the Fund in this environment?
We consistently exercise strong risk management and intensive analysis to identify opportunities for above-average return with below-average risks.
Regardless of market conditions, we prefer to keep our shareholders' assets fully invested in a diversified portfolio of good-quality securities that provide competitive levels of income and attractive relative values.
      In addition to the careful selection of investment sectors and individual credits, we sought to boost returns and reduce risks by actively managing the portfolio's average duration. Duration is a measure of a bond's sensitivity to changes in interest rates. The longer a portfolio's average duration, the better it is likely to perform in an environment of falling interest rates. At the beginning of the period, we expected interest rates to decline, so we took a mildly long position relative to our benchmarks. After the first of the year, however, prospects dimmed for immediately lower interest rates, so we shifted to a more neutral position with respect to duration.

      As a result of our duration shifts, shareholders benefited from the Fund's below average risk profile and strong relative performance, particularly during the second half of the period.


                     7 Oppenheimer New York Municipal Fund

"We remain committed to our strategy of conservative risk management."

An interview with your Fund's manager
--------------------------------------------------------------------------------
What sectors did you find attractive, and which did you avoid?
As New York's economic recovery slowly continued, we focused on undervalued credits in sectors of vital interest to the city and state. These included state appropriation bonds--connected with the annual state budget-- such as bonds issued by the city and state universities and transportation authorities. In addition, we added to our position in New York City because of the city's strengthening financial position.

      We also identified attractive opportunities outside New York State. For example, at the end of the period approximately 16% of the Fund's portfolio was invested in Puerto Rico bonds. These bonds broaden the Fund's diversification, while providing shareholders with the benefits of income exempt from New York state and local taxes.

      On the other hand, although we believe utilities hold promise for the future, we avoided utility bonds during the period because the sector continues to be roiled by deregulation. We also tended to focus away from smaller municipalities in New York because of the risk implicit in their dependence on federal- and state-level financial decisions and appropriations to meet local obligations.


                     8 Oppenheimer New York Municipal Fund

What is your outlook for the future?
New York City's credit rating was recently upgraded by Moody's Investors Service, one of the principal rating agencies--an indication of the city's steady recovery. We believe many of the city's and state's debt instruments remain undervalued and that the local economy will continue to improve, offering investors on-going opportunities for attractive, after-tax returns in New York municipal bonds.

      We remain committed to our strategy of conservative risk management, and to our relentless search for undervalued issues in the New York municipal bond market. These qualities continue to make Oppenheimer New York Municipal Fund part of The Right Way to Invest.


                     9 Oppenheimer New York Municipal Fund

-------------------------------------------------  Statement of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                     Ratings:                                                             Moody's/
     Face           Market Value                                                            S&P/Fitch           Amount
      See Note 1
==================================================================
========================================
 Municipal Bonds and Notes--99.5%
---------------------------------------------------------------------------------------------------------- New
York--83.4%
Battery Park City, NY RB, Series A,
AMBAC Insured, 5.50%, 11/1/16                               Aaa/AAA          $ 5,000,000     $ 5,194,950
---------------------------------------------------------------------------------------------------------- Buffalo,
NY GOB, Series E, AMBAC Insured,
6.65%, 12/1/13                                              Aaa/AAA/AAA          500,000         577,655
---------------------------------------------------------------------------------------------------------- Erie
Cnty., NY IDA Life Care Community RB,
Episcopal Church Home, Series A, 6%, 2/1/28                 NR/NR              5,000,000       5,022,200
---------------------------------------------------------------------------------------------------------- Grand
Central District Management Assn.,
Inc. NY Business District Capital Improvement
RRB, 5.125%, 1/1/14                                         A1/A               1,000,000         989,800
---------------------------------------------------------------------------------------------------------- Grand
Central District Management Assn.,
Inc. NY Business District Capital Improvement
RRB, 5.25%, 1/1/22                                          A1/A               2,500,000       2,473,025
---------------------------------------------------------------------------------------------------------- Monroe
Cnty., NY IDA RB, DePaul Community
Facilities, Series A, 5.875%, 2/1/28                        NR/NR                750,000         746,685
---------------------------------------------------------------------------------------------------------- NY
MTAU Commuter Facilities RRB, Series B,
MBIA Insured, 6.25%, 7/1/17                                 Aaa/AAA              350,000         385,157
---------------------------------------------------------------------------------------------------------- NY
MTAU Commuter Facilities RRB, Series E,
AMBAC Insured, 5%, 7/1/21                                   Aaa/AAA/AAA        5,000,000       4,872,150
---------------------------------------------------------------------------------------------------------- NY
MTAU RB, Transportation Facilities Service
Contracts, Series 3, 7.375%, 7/1/08                         Baa1/BBB+            250,000         295,157
---------------------------------------------------------------------------------------------------------- NY
TBTAU GP RB, Series X, 6%, 1/1/14                        Aa3/A+            14,510,000      15,196,033
---------------------------------------------------------------------------------------------------------- NY
TBTAU GP RRB, Series A, 5%, 1/1/15                       Aa3/A+             7,500,000       7,432,275
---------------------------------------------------------------------------------------------------------- NY
TBTAU GP RRB, Series A, 5.125%, 1/1/22                   Aa3/A+             5,500,000       5,421,515
---------------------------------------------------------------------------------------------------------- NY
TBTAU GP RRB, Series B, 5%, 1/1/20                       Aa3/A+               500,000         496,030
---------------------------------------------------------------------------------------------------------- NY
TBTAU GP RRB, Series Y, 5.50%, 1/1/17                    Aa3/A+            15,000,000      15,999,150
---------------------------------------------------------------------------------------------------------- NY
TBTAU SPO RRB, Series A,
MBIA Insured, 6.625%, 1/1/17                                Aaa/AAA              500,000         537,620
---------------------------------------------------------------------------------------------------------- NY
United Nations Development Corp. RRB,
Sr. Lien, Series B, 5.60%, 7/1/26                           A2/NR/A            1,500,000       1,504,530
---------------------------------------------------------------------------------------------------------- NY
United Nations Development Corp. RRB,
Sub. Lien, Series C, 5.60%, 7/1/26                          A3/NR/A-           3,000,000       3,009,390
---------------------------------------------------------------------------------------------------------- NYC
GOB, Inverse Floater, 7.505%, 8/1/08(1)                 A3/BBB+            8,250,000       9,105,937
---------------------------------------------------------------------------------------------------------- NYC
GOB, Inverse Floater, 8.462%, 8/1/13(1)                 A3/BBB+            5,000,000       5,637,500
---------------------------------------------------------------------------------------------------------- NYC
GOB, Inverse Floater, 8.462%, 8/1/14(1)                 A3/BBB+            8,150,000       9,189,125
---------------------------------------------------------------------------------------------------------- NYC
GOB, Prerefunded, Series C,
Subseries C-1, 7.50%, 8/1/20                                Aaa/BBB+/A-          110,000         126,062
---------------------------------------------------------------------------------------------------------- NYC
GOB, Prerefunded, Series F, 8.25%, 11/15/17             Aaa/BBB+           7,820,000       9,015,678
---------------------------------------------------------------------------------------------------------- NYC
GOB, Series B, 8.25%, 6/1/07                            A3/BBB+            1,750,000       2,195,252
---------------------------------------------------------------------------------------------------------- NYC
GOB, Series B, FSA Insured,
Inverse Floater, 6.843%, 10/1/07(1)                         Aaa/AAA            7,500,000       8,022,675
---------------------------------------------------------------------------------------------------------- NYC
GOB, Series H, 6.125%, 8/1/25                           A3/BBB+/A-         6,000,000       6,466,020


                     10 Oppenheimer New York Municipal Fund

------------------------------------------------------------------------------

                                             Ratings:                                                             Moody's/
       Face           Market Value                                                            S&P/Fitch           Amount
      See Note 1
----------------------------------------------------------------------------------------------------------
New York  (continued)
NYC GOB, Series M, AMBAC Insured,
7.50%, 6/1/07                                               Aaa/AAA          $ 7,680,000     $ 9,361,997
---------------------------------------------------------------------------------------------------------- NYC
GOB, Unrefunded Balance, Series A,
7.75%, 3/15/03                                              A3/BBB+/A-           150,000         161,605
---------------------------------------------------------------------------------------------------------- NYC
GOB, Unrefunded Balance, Series A,
7.75%, 8/15/16                                              A3/BBB+              157,500         174,691
---------------------------------------------------------------------------------------------------------- NYC
GOB, Unrefunded Balance, Series F,
8.25%, 11/15/17                                             A3/BBB+              680,000         771,032
---------------------------------------------------------------------------------------------------------- NYC
GOB, Unrefunded Balance, Subseries C-1,
7.50%, 8/1/20                                               Baa1/BBB+/A-          15,000          16,856
---------------------------------------------------------------------------------------------------------- NYC
GORB, Series B, MBIA Insured,
6.20%, 8/15/06                                              Aaa/AAA            3,500,000       3,899,455
---------------------------------------------------------------------------------------------------------- NYC
GORB, Series D, MBIA Insured,
5.75%, 8/1/05                                               Aaa/AAA              450,000         483,255
---------------------------------------------------------------------------------------------------------- NYC
GORB, Unrefunded Balance,
Series F, 7.625%, 2/1/14                                    Baa1/BBB+/A-          25,000          27,915
---------------------------------------------------------------------------------------------------------- NYC
HDC MH RB, Glenn Gardens Project,
6.50%, 1/15/18                                              NR/NR              2,867,646       2,994,712
------------------------------------------------------------------------------------------- NYC HDC MH RB, Keith Plaza Project,
6.50%, 2/15/18                                              NR/NR              1,894,918       1,986,272
---------------------------------------------------------------------------------------------------------- NYC
HDC MH RB, Series A, 5.625%, 5/1/12                     Aa2/AA             4,500,000       4,666,275
---------------------------------------------------------------------------------------------------------- NYC
Health & Hospital Corp. RRB, AMBAC
Insured, Inverse Floater, 7.36%, 2/15/23(1)                 Aaa/AAA/AAA        8,300,000
8,746,125
---------------------------------------------------------------------------------------------------------- NYC
IDA Civic Facility RB, Community
Resources Development, 7.50%, 8/1/26                        NR/NR              3,500,000       3,728,760
---------------------------------------------------------------------------------------------------------- NYC
IDA Civic Facility RB, USTA National
Tennis Center Project, FSA Insured,
6.375%, 11/15/14                                            Aaa/AAA            1,500,000       1,669,605
---------------------------------------------------------------------------------------------------------- NYC
IDA RB, Visy Paper, Inc. Project,
7.95%, 1/1/28                                               NR/NR             12,250,000      14,303,712
---------------------------------------------------------------------------------------------------------- NYC
IDA RRB, Brooklyn Navy Yard Cogen
Partners, 5.75%, 10/1/36                                    Baa3/BBB-          3,000,000       3,075,330
---------------------------------------------------------------------------------------------------------- NYC
IDA RRB, Brooklyn Navy Yard Cogen
Partners, 6.20%, 10/1/22                                    Baa3/BBB-          5,000,000       5,620,800
---------------------------------------------------------------------------------------------------------- NYC
IDA SPF RB, Northwest Airlines, Inc.,
6%, 6/1/27                                                  Ba2/BB             6,700,000       7,038,953
---------------------------------------------------------------------------------------------------------- NYC
IDA SPF RB, United Air Lines, Inc. Project,
5.65%, 10/1/32                                              Baa3/BB+           6,585,000       6,696,418
---------------------------------------------------------------------------------------------------------- NYC
IDAU Civil Facility RB, YMCA Greater NY
Project, 5.80%, 8/1/16                                      Baa3/NR/BBB        2,470,000       2,583,595
---------------------------------------------------------------------------------------------------------- NYC
IDAU RB, Visy Paper, Inc. Project, 7.80%,
1/1/16                                                      NR/NR              6,800,000       7,899,764
---------------------------------------------------------------------------------------------------------- NYC
IDAU SPF RB, Terminal One Group Assn.
Project, 6%, 1/1/15                                         A3/A/A-            6,000,000       6,341,580


                     11 Oppenheimer New York Municipal Fund

---  Statement of Investments March 31, 1998 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                                Ratings:                                                             Moody's/
       Face           Market Value                                                            S&P/Fitch           Amount
      See Note 1
----------------------------------------------------------------------------------------------------------
 New York  (continued)
NYC IDAU SPF RB, Terminal One Group Assn.
Project, 6.125%, 1/1/24                                     A3/A/A-          $ 3,000,000     $ 3,190,590
---------------------------------------------------------------------------------------------------------- NYC
MWFAU WSS RB, Prerefunded, Series C,
7.75%, 6/15/20                                              Aaa/A-            15,000,000      16,851,150
---------------------------------------------------------------------------------------------------------- NYC
MWFAU WSS RB, Unrefunded Balance,
Series B, 6.375%, 6/15/22                                   A2/A-/A            6,625,000       7,261,199
---------------------------------------------------------------------------------------------------------- NYC
MWFAU WSS RRB, Series A-1994,
7.10%, 6/15/12                                              A2/A-                275,000         300,809
---------------------------------------------------------------------------------------------------------- NYC
MWFAU WSS RRB, Series C, FGIC Insured,
5%, 6/15/21                                                 Aaa/AAA/AAA       19,000,000      18,514,740
---------------------------------------------------------------------------------------------------------- NYC
MWFAU WSS RRB, Unrefunded Balance,
6.75%, 6/15/17                                              A2/A-              2,480,000       2,667,662
---------------------------------------------------------------------------------------------------------- NYC
Transitional FAU RB, Future Tax Second,
Series A, 5.125%, 8/15/21                                   Aa3/NR             5,000,000       4,936,000
---------------------------------------------------------------------------------------------------------- NYS
DA RB, City University-Third General
Resolution, Series 2, MBIA Insured,
6.875%, 7/1/14                                              Aaa/AAA/A-           500,000         579,775
---------------------------------------------------------------------------------------------------------- NYS
DA RB, Ithaca College, AMBAC Insured,
5.25%, 7/1/26                                               Aaa/AAA            5,750,000       5,764,030
---------------------------------------------------------------------------------------------------------- NYS
DA RB, Judicial Facilities Lease, Escrowed
to Maturity, MBIA Insured, 7.375%, 7/1/16                   Aaa/AAA            2,300,000       2,902,899
---------------------------------------------------------------------------------------------------------- NYS
DA RB, Mental Health Facilities Project,
AMBAC Insured, 5.25%, 2/15/18                               Aaa/AAA/AAA        9,400,000
9,407,144
---------------------------------------------------------------------------------- NYS DA RB, New York University, Series A,
MBIA Insured, 5.75%, 7/1/27                                 Aaa/AAA            6,000,000       6,687,180
---------------------------------------------------------------------------------------------------------- NYS
DA RB, Pooled Capital Program, Partially
Prerefunded, FGIC Insured, 7.80%, 12/1/05                   Aaa/AAA/AAA        6,105,000
6,359,640
---------------------------------------------------------------------------------------------------------- NYS
DA RB, Rockefeller University,
MBIA Insured, 7.375%, 7/1/14                                Aaa/AAA            4,000,000       4,113,640
---------------------------------------------------------------------------------------------------------- NYS
DA RB, Rosalind & Joseph Nursing Home,
AMBAC Insured, 5.70%, 2/1/37                                Aaa/AAA            2,000,000       2,092,000
---------------------------------------------------------------------------------------------------------- NYS
DA RB, Second Hospital-Interfaith Medical
Center, Series D, 5.40%, 2/15/28                            Baa1/BBB+/A        3,500,000       3,501,295
---------------------------------------------------------------------------------------------------------- NYS
DA RRB, CUS, Second Series A,
5.75%, 7/1/18                                               Baa1/BBB+          6,750,000       7,246,125
---------------------------------------------------------------------------------------------------------- NYS
DA RRB, CUS, Series B, 6%, 7/1/14                       Baa1/BBB+         10,875,000      11,965,545
---------------------------------------------------------------------------------------------------------- NYS
DA RRB, Episcopal Health Services, Inc.,
5.85%, 8/1/13                                               NR/AAA               500,000         533,395
---------------------------------------------------------------------------------------------------------- NYS
DA RRB, Fordham University, FGIC Insured,
5.75%, 7/1/15                                               Aaa/AAA/AAA        9,100,000       9,612,694
---------------------------------------------------------------------------------------------------------- NYS
DA RRB, Second Hospital-North General
Hospital, Series G, 5.30%, 2/15/19                          Baa1/BBB+/A        5,000,000       4,968,450
---------------------------------------------------------------------------------------------------------- NYS
DA RRB, St. Joseph's Hospital Health
Center, MBIA Insured, 5.25%, 7/1/18                         Aaa/AAA            5,035,000       5,043,056


                     12 Oppenheimer New York Municipal Fund

----------------------------------------------------------------------------

                                             Ratings:                                                             Moody's/
       Face           Market Value                                                            S&P/Fitch           Amount
      See Note 1 ----------------------------------------------------------------------------------------------------------
 New York  (continued)
NYS DA RRB, St. Vincent's Hospital,
7.375%, 8/1/11                                              Aa2/AAA           $  150,000      $  167,518
---------------------------------------------------------------------------------------------------------- NYS
DA RRB, SUEFS, Series A, 5.25%, 5/15/15                 A3/A-             23,090,000      23,640,466
---------------------------------------------------------------------------------------------------------- NYS
DA RRB, SUEFS, Series A, 5.25%, 5/15/21                 A3/A-              5,010,000       5,145,470
---------------------------------------------------------------------------------------------------------- NYS
DA RRB, SUEFS, Series B, 7%, 5/15/16                    A3/A-/A            9,020,000       9,648,423
---------------------------------------------------------------------------------------------------------- NYS
DA SPO Bonds, CUS, Series E,
FSA Insured, 5.75%, 7/1/11                                  Aaa/AAA            5,955,000       6,575,332
---------------------------------------------------------------------------------------------------------- NYS
EFCPC RB, State Water Revolving Fund,
Prerefunded, Series E, 6.50%, 6/15/14                       Aa/A                 480,000         523,334
---------------------------------------------------------------------------------------------------------- NYS
EFCPC RB, State Water Revolving Fund,
Series A, 6.60%, 9/15/12                                    Aaa/AAA/AAA          250,000         276,575
---------------------------------------------------------------------------------------------------------- NYS
EFCPC RB, State Water Revolving Fund,
Series C, 7.20%, 3/15/11                                    Aa2/A+/AA            350,000         376,439
---------------------------------------------------------------------------------------------------------- NYS
EFCPC RB, State Water Revolving Fund,
Unrefunded Balance, Series E, 6.50%, 6/15/14                Aa/A                  20,000          21,602
---------------------------------------------------------------------------------------------------------- NYS
ERDAUEF RB, Consolidated Edison Co.,
Series A, 7.50%, 1/1/26                                     A1/A+                280,000         296,400
---------------------------------------------------------------------------------------------------------- NYS
ERDAUEF RB, Consolidated Edison Co.,
Series B, 7.375%, 7/1/24                                    A1/A+                200,000         203,548
---------------------------------------------------------------------------------------------------------- NYS
ERDAUEF RB, L.I. Lighting Co.,
Series A, 7.15%, 12/1/20                                    Ba1/BB+            7,500,000       8,213,925
---------------------------------------------------------------------------------------------------------- NYS
ERDAUEF RB, L.I. Lighting Co.,
Series C, 6.90%, 8/1/22                                     Ba1/BB+            9,200,000      10,066,180
---------------------------------------------------------------------------------------------------------- NYS
ERDAUGF RB, Brooklyn Union Gas Co.,
Series B, Inverse Floater, 9.944%, 7/1/26(1)                A1/A/A             6,000,000       7,830,000
---------------------------------------------------------------------------------------------------------- NYS
ERDAUGF RB, Brooklyn Union Gas Co.,
Series D, MBIA Insured, Inverse Floater,
7.488%, 7/8/26(1)                                           Aaa/AAA/A          3,000,000       3,112,500  NYS
ERDAUPC RB, NYS Electric & Gas Project,
Series A, MBIA Insured, 6.15%, 7/1/26                       Aaa/AAA            4,000,000       4,314,640
---------------------------------------------------------------------------------------------------------- NYS
GOB, 6.875%, 3/1/12                                     A2/A                 500,000         552,295
---------------------------------------------------------------------------------------------------------- NYS
GOB, 7%, 2/1/09                                         A2/A                 300,000         332,664
---------------------------------------------------------------------------------------------------------- NYS
GORB, 7.50%, 11/15/00                                   A2/A                 500,000         544,095
---------------------------------------------------------------------------------------------------------- NYS
HFA RB, MH Second Mtg. Program-A,
7.05%, 8/15/24                                              Aa2/NR               350,000         375,473
---------------------------------------------------------------------------------------------------------- NYS
HFA RB, MH Second Mtg. Program-C,
6.95%, 8/15/24                                              Aa2/NR               230,000         243,556
---------------------------------------------------------------------------------------------------------- NYS
HFA RB, Prerefunded, 8%, 11/1/08                        Aaa/BBB+           2,690,000       3,004,838
---------------------------------------------------------------------------------------------------------- NYS
HFA RB, Unrefunded Balance,
8%, 11/1/08                                                 Baa/BBB+             550,000         604,824
---------------------------------------------------------------------------------------------------------- NYS
HFA RRB, Housing Mtg., Series A,
6.10%, 11/1/15                                              Aaa/AAA           12,375,000      13,419,202
---------------------------------------------------------------------------------------------------------- NYS
HFA RRB, State University Construction,
Escrowed to Maturity, Series A, 7.90%, 11/1/06              Aaa/AAA            1,750,000
2,085,983


                     13 Oppenheimer New York Municipal Fund

Statement of Investments
March 31, 1998 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                              Ratings:                                                             Moody's/
       Face           Market Value                                                            S&P/Fitch           Amount
      See Note 1
----------------------------------------------------------------------------------------------------------
New York  (continued)
NYS HFA RRB, Unrefunded Balance,
7.90%, 11/1/99                                              Baa2/BBB+        $ 1,885,000     $ 1,967,111
------------------------------------ NYS HFASC Obligation RB, Series A, 6%, 3/15/26              Baa1/BBB+         10,000,000
10,663,600
---------------------------------------------------------------------------------------------------------- NYS
HFASC RB, Series D, 5.375%, 3/15/23                     Baa1/BBB+          9,000,000       8,993,610
---------------------------------------------------------------------------------------------------------- NYS
LGAC RB, Prerefunded,
Series C, 7%, 4/1/21(2)                                     Aaa/AAA/AAA        9,455,000      10,415,912
---------------------------------------------------------------------------------------------------------- NYS
LGAC RRB, Series B, 5.50%, 4/1/21                       A3/A+/A+           3,000,000       3,055,770
---------------------------------------------------------------------------------------------------------- NYS
LGAC RRB, Series E, 5%, 4/1/21                          A3/A+/A+             500,000         494,610
---------------------------------------------------------------------------------------------------------- NYS
MAG RB, Homeowner Mtg.,
Series 1, 7.95%, 10/1/21                                    Aa2/NR             2,270,000       2,446,288
---------------------------------------------------------------------------------------------------------- NYS
MAG RB, Homeowner Mtg.,
Series UU, 7.75%, 10/1/23                                   Aa2/NR             1,990,000       2,117,101
---------------------------------------------------------------------------------------------------------- NYS
MAG RB, Homeowner Mtg.,
Series VV, 7.375%, 10/1/11                                  Aa2/NR               345,000         369,681
---------------------------------------------------------------------------------------------------------- NYS
MAG RB, Inverse Floater, 6.953%, 10/1/24(1)             NR/NR              9,000,000       8,786,250
---------------------------------------------------------------------------------------------------------- NYS
MAG RB, Series 40-B, 6.40%, 10/1/12                     Aa2/NR               500,000         538,645
---------------------------------------------------------------------------------------------------------- NYS
MCFFA RB, Hospital & Nursing Home
Project, Series D, 6.45%, 2/15/09                           Aa2/AAA              340,000         375,115
---------------------------------------------------------------------------------------------------------- NYS
MCFFA RB, Long-Term Health Care,
Series C, FSA Insured, 6.40%, 11/1/14                       Aaa/AAA/AAA        2,800,000
3,045,196
---------------------------------------------------------------------------------------------------------- NYS
MCFFA RB, MHESF, Prerefunded,
Series B, 7.875%, 8/15/20                                   Aaa/AAA           10,190,000      11,277,884
---------------------------------------------------------------------------------------------------------- NYS
MCFFA RB, MHESF, Series A,
FGIC Insured, 6.375%, 8/15/17                               Aaa/AAA/AAA        5,000,000       5,416,750
---------------------------------------------------------------------------------------------------------- NYS
MCFFA RB, MHESF, Unrefunded Balance,
Series B, 7.875%, 8/15/20                                   Baa1/BBB+          2,990,000       3,298,209
---------------------------------------------------------------------------------------------------------- NYS
MCFFA RB, NY Hospital, Series A,
AMBAC Insured, 6.75%, 8/15/14                               Aaa/AAA/AAA          500,000         578,840
------------------------------------------------------------------------------------------- NYS MCFFA RB, St. Francis Hospital,
Series 1998A, FGIC Insured, 7.625%, 11/1/21                 Aaa/AAA/AAA        2,690,000
2,800,021
---------------------------------------------------------------------------------------------------------- NYS
MCFFA RB, St. Luke's Hospital Center Mtg.,
Prerefunded, Series B, 7.45%, 2/15/29                       Aaa/AAA            7,500,000       8,121,675
---------------------------------------------------------------------------------------------------------- NYS
MCFFA RB, Unrefunded Balance,
7.70%, 2/15/18                                              Baa1/BBB+            355,000         363,087
---------------------------------------------------------------------------------------------------------- NYS
MCFFA RRB, MHESF, Unrefunded Balance,
Series A, 8.875%, 8/15/07                                   Baa1/BBB+          2,785,000       2,851,534
---------------------------------------------------------------------------------------------------------- NYS
MCFFA RRB, North Shore University
Hospital, MBIA Insured, 7.20%, 11/1/20                      Aaa/AAA              250,000         271,823
---------------------------------------------------------------------------------------------------------- NYS
PAU GP RRB, Refunded Balance,
Series Z, 6.625%, 1/1/12                                    Aa2/NR               115,000         125,450
---------------------------------------------------------------------------------------------------------- NYS
PAU GP RRB, Series Z, 6.625%, 1/1/12                    Aa2/NR               200,000         220,624
---------------------------------------------------------------------------------------------------------- NYS
Thruway Authority General RB,
Series A, 5.75%, 1/1/19                                     Aa3/AA-           10,000,000      10,375,000


                     14 Oppenheimer New York Municipal Fund

-----------------------------  Statement of Investments
March 31, 1998 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                                     Ratings:                                                             Moody's/
       Face           Market Value                                                            S&P/Fitch           Amount
      See Note 1
----------------------------------------------------------------------------------------------------------
 New York  (continued)
NYS UDC RB, Correctional Capital Facilities,
Series 4, 5.375%, 1/1/23                                    Baa1/BBB+/A      $ 8,750,000     $ 8,731,363
---------------------------------------------------------------------------------------------------------- NYS
UDC RB, Series A, MBIA Insured,
5.50%, 4/1/16                                               Aaa/AAA/AAA        7,500,000       7,774,350
-------------------------------------------------------------------------------------------------Onondaga Cnty., NY RR Agency RB,
RR Facilities Project, 7%, 5/1/15                           Baa1/NR/A-        15,600,000      16,899,012
--------------------------------------------------------------------------------------------PAUNYNJ Consolidated RB, 69th Series,
7.125%, 6/1/25                                              A1/AA-/AA-         4,155,000       4,430,227
-------------------------------------------------------------------------------------------PAUNYNJ Consolidated RRB, 78th Series,
6.50%, 4/15/11                                              A1/AA-/AA-           250,000         271,228
---------------------PAUNYNJ RB, 111th Series, 5%, 10/1/32                       A1/AA-/AA-         9,000,000
8,726,760
-----------------------------------------------------------------------------------------PAUNYNJ SPO RB, JFK International Air
Terminal Project, Series 6, 5.75%, 12/1/22                  Aaa/AAA           11,150,000      11,750,428
--------------------------------------------------------------------------------------PAUNYNJ SPO RRB, KIAC-4 Project, Fifth
Installment, 6.75%, 10/1/19                                 NR/NR             12,600,000      13,975,920
                                                                                      ------------
                                            619,763,652
---------------------------------------------------------------------------------------------------------- U.S.
Possessions--16.1%
PR CMWLTH Aqueduct & Sewer Authority RB,
Escrowed to Maturity, 10.25%, 7/1/09                        Aaa/AAA              500,000         693,440
---------------------------------------------------------------------------------------------------------- PR
CMWLTH GOB, 5.375%, 7/1/25                               Baa1/A             5,650,000       5,704,862
---------------------------------------------------------------------------------------------------------- PR
CMWLTH GORB, FSA Insured,
Inverse Floater, 7.682%, 7/1/20(1)                          Aaa/AAA           11,500,000      12,951,875
---------------------------------------------------------------------------------------------------------- PR
CMWLTH GORB, MBIA Insured, 5.25%, 7/1/18                 Aaa/AAA            3,550,000
3,562,425
---------------------------------------------------------------------------------------------------------- PR
CMWLTH HTAU RB, Prerefunded,
Series S, 6.50%, 7/1/22                                     NR/AAA            10,000,000      11,063,100
---------------------------------------------------------------------------------------------------------- PR
CMWLTH HTAU RB, Series W,
Inverse Floater, 6.692%, 7/1/10(1)                          Baa1/A             9,000,000       9,776,250
---------------------------------------------------------------------------------------------------------- PR
CMWLTH Infrastructure FAU SPTX RB,
Series A, 7.75%, 7/1/08                                     Baa1/BBB+          6,000,000       6,182,400
---------------------------------------------------------------------------------------------------------- PR
EPAU RB, Series AA, MBIA Insured,
5.25%, 7/1/16                                               Aaa/AAA            5,000,000       5,071,750
------------------------------------------------------------------------------- PR EPAU RB, Series AA, MBIA Insured,
5.25%, 7/1/17                                               Aaa/AAA            5,000,000       5,058,900
---------------------------------------------------------------------------------------------------------- PR
EPAU CAP RRB, Series N, MBIA Insured,
Zero Coupon, 5.69%, 7/1/17(3)                               Aaa/AAA           24,000,000       9,258,240
---------------------------------------------------------------------------------------------------------- PR
EPAU RB, Series DD, 5%, 7/1/28                           Baa1/BBB+         15,240,000      14,575,536
---------------------------------------------------------------------------------------------------------- PR
Housing Bank & Finance Agency SFM RB,
Homeownership-Fourth Portfolio,
Escrowed to Maturity, 8.50%, 12/1/18                        Aaa/NR             1,580,000       1,890,296
---------------------------------------------------------------------------------------------------------- PR
Industrial,  Medical & Environmental  PC Facilities FAU RB,  American  Airlines,
Inc.
Project, Series A, 6.45%, 12/1/25                           Baa1/BB+             850,000         941,962


                     15 Oppenheimer New York Municipal Fund

-------------------------------------------  Statement of Investments
March 31, 1998 (Unaudited) (continued)
--------------------------------------------------------------------------------

                                       Ratings:                                                             Moody's/
       Face           Market Value                                                            S&P/Fitch           Amount
      See Note 1
----------------------------------------------------------------------------------------------------------
 U.S. Possessions
(continued)
PR Industrial, Medical & Environmental PC Facilities FAU RB, Warner Lambert Co.
Project, 7.60%, 5/1/14                                      A1/NR            $ 3,000,000      $ 3,195,690
---------------------------------------------------------------------------------------------------------- PR
POAU RB, American Airlines SPF Project,
Series A, 6.25%, 6/1/26                                     Baa3/BBB+          8,000,000        8,699,600
---------------------------------------------------------------------------------------------------------- PR
Public Buildings Authority RB, Series B,
5.25%, 7/1/21                                               Baa1/A             9,920,000        9,905,914
---------------------------------------------------------------------------------------------------------- PR
Telephone Authority RB, MBIA Insured,
Inverse Floater, 7.168%, 1/16/15(1)                         Aaa/AAA           10,000,000       10,675,000
                  -----------                                                       119,207,240
             ------------ Total Municipal Bonds and Notes (Cost $687,524,070)
        738,970,892
==================================================================
======================================== Short-Term Tax-Exempt
Obligations--0.1%
---------------------------------------------------------------------------------------------------------- NYS
ERDAUPC RB, Niagara Mohawk Corp.,
3.70%, 4/1/98(4) (Cost $1,000,000)                                             1,000,000        1,000,000
---------------------------------------------------------------------------------------------------------- Total
Investments, at Value (Cost $688,524,070)                                     99.6%     739,970,892
---------------------------------------------------------------------------------------------------------- Other
Assets Net of Liabilities                                                      0.4        2,973,475
                                               -----------     ------------ Net Assets
                      100.0%    $742,944,367
===========     ============

To simplify the listings of securities, abbreviations are used per the table below:

CAP      --Capital Appreciation
CMWLTH   --Commonwealth
CUS      --City University System
DA       --Dormitory Authority
EFCPC    --Environmental Facilities Corp.
           Pollution Control
EPAU     --Electric Power Authority
ERDAUEF  --Energy Research & Development
           Authority Electric Facilities
ERDAUGF  --Energy Research & Development
           Authority Gas Facilities
ERDAUPC  --Energy Research & Development
           Authority Pollution Control
FAU      --Finance Authority
GP       --General Purpose
GOB      --General Obligation Bonds
GORB     --General Obligation Refunding Bonds
HDC      --Housing Development Corp.
HFA      --Housing Finance Agency
HFASC    --Housing Finance Agency
           Service Contract
HTAU     --Highway & Transportation Authority
IDA      --Industrial Development Agency
IDAU     --Industrial Development Authority
LGAC     --Local Government Assistance Corp.
L.I.     --Long Island
MAG      --Mtg. Agency
MCFFA    --Medical Care Facilities Finance Agency
MH       --Multifamily Housing
MHESF    --Mental Health Services Facilities
MTAU     --Metropolitan Transportation Authority
MWFAU    --Municipal Water Finance Authority
NYC      --New York City
NYS      --New York State
PAUNYNJ  --Port Authority of New York & New Jersey
PAU      --Power Authority
PC       --Pollution Control
POAU     --Port Authority
RB       --Revenue Bonds
RR       --Resource Recovery
RRB      --Revenue Refunding Bonds
SFM      --Single Family Mtg.
SPF      --Special Facilities
SPO      --Special Obligations
SPTX     --Special Tax
SUEFS    --State University Educational
           Facilities System
TBTAU    --Triborough Bridge & Tunnel Authority
UDC      --Urban Development Corp.
WSS      --Water & Sewer System


                     16 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $93,833,238 or 12.63% of the Fund's net assets at March 31, 1998.

2. Securities with an aggregate market value of $2,533,749 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements. 3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

4. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on March 31, 1998. This instrument may also have a demand feature which allows, on up to 30 days notice, the recovery of principal at any time, or at specified intervals not exceeding one year. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

As of March 31, 1998, securities subject to the alternative minimum tax amount to $138,581,092 or 18.65% of the Fund's net assets.

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry                                              Market Value      Percent
-------------------------------------------------------------- Higher Education
                      $ 93,064,663         12.6%
------------------------------------------------------------ General Obligation
                        88,880,926         12.0
------------------------------------------------------------------- Lease Rental
                    85,264,418         11.6
----------------------------------------------------------------------- Highways
                    81,554,280         11.0
------------------------------------------------------------- Electric Utilities
                   80,077,243         10.8
---------------------------------------------------------------- Water Utilities
                    46,288,999          6.3
----------------------------------------------------------- Hospital/Healthcare
                        37,601,009          5.1
----------------------------------------------------------- Multi-Family Housing
                           34,349,091          4.6
-------------------------------------------------------------- Corporate Backed
                         32,909,103          4.4
---------------------------------------------------- Manufacturing, Non-Durable
Goods                        25,399,167          3.4
----------------------------------------------------- Marine/Aviation Facilities
                           25,178,642          3.4
---------------------------------------------------------------------- Sales Tax
                  20,148,692          2.7
-------------------------------------------------------------- Resource Recovery
                          16,899,012          2.3
---------------------------------------------------------- Single Family Housing
                           16,148,262          2.2
------------------------------------------------------------- Special Assessment
                         13,593,775          1.8
---------------------------------------------------- Not-for-Profit Organization
                         12,495,880          1.7------------------ Gas Utilities
                  10,942,500          1.5
------------------------------------------------------------ Telephone Utilities
                       10,675,000          1.4
-------------------------------------------------------- Adult Living Facilities
                         6,302,280          0.9
---------------------------------------------------------------- Sewer Utilities
                     1,197,950          0.2
-------------------------------------------------------------- Pollution Control
                       1,000,000          0.1   ------------        ----- Total
                                              $739,970,892        100.0%
============        =====
See accompanying Notes to Financial Statements


                     17 Oppenheimer New York Municipal Fund

-------------------------------------------------------- Statement of Assets and
Liabilities March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
==================================================================
============== Assets
Investments, at value (cost $688,524,070)--see accompanying   statement
               $ 739,970,892 --------------------------------------- Cash
                                                            1,222,232
------------------------------------------------------------------- Receivables:
Interest                           11,722,387 Shares of beneficial interest sold
                  10,071,872--------------------------------------------- Other
                                                              18,424
Total assets                                                    763,005,807
==================================================================
==============

 Liabilities
Payables and other liabilities:
Investments purchased                                            14,644,201 Shares of beneficial interest
redeemed                            1,969,829 Dividends                                                         1,945,428
Distribution and service plan fees                                  518,145 Management fees
                             325,024 Trustees' fees--Note 1                                              245,391 Daily
variation on futures contracts--Note 5                        194,531 Shareholder reports
                          99,405 Transfer and shareholder servicing agent fees                        67,970 Other
                                                              51,516   -------------Total liabilities               20,061,440
==================================================================
============== Net Assets                                                    $ 742,944,367
                                    ============= ==================================================================
============== Composition of Net Assets
Paid-in capital                                               $ 699,532,957
-------------------------------------------------------------------------------- Overdistributed net
investment income                            (1,560,881)
-------------------------------------------------------------------------------- Accumulated net realized loss
on investment transactions         (6,165,546)
-------------------------------------------------------------------------------- Net unrealized appreciation
on investments--Notes 3 and 5        51,137,837        -------------Net assets                         $ 742,944,367
  =============

                     18 Oppenheimer New York Municipal Fund

------------------------------------------------------------------------------
==================================================================
============== Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $631,471,459 and 48,748,263 shares of beneficial interest outstanding) $12.95 Maximum offering price per share (net asset value plus sales
charge       of       4.75%       of        offering        price)        $13.60
--------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $105,908,110 and 8,174,409 shares of beneficial
interest outstanding)                                                    $12.96
---------------------------------------------------------------- Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,564,798 and 429,569 shares of beneficial
interest outstanding)                                                    $12.95
See accompanying Notes to Financial Statements.


                     19 Oppenheimer New York Municipal Fund

---------------------------------------------------- Statement of Operations For
the Six Months Ended March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
==================================================================
============== Investment Income

Interest                                                           $ 21,823,624
==================================================================
============== Expenses

Management fees--Note 4                                               1,918,198
-------------------------------------------------------------------------------- Distribution and service plan fees--Note 4:
Class A                                                                 739,212 Class B
                 532,328 Class C                                                                  24,886
-------------------------------------------------------------------------------- Transfer and shareholder
servicing agent fees--Note 4                   236,873
-------------------------------------------------------------------------------- Trustees' fees and
expenses--Note 1                                      63,541
-------------------------------------------------------------------------------- Shareholder reports
                                         61,586
-------------------------------------------------------------------------------- Custodian fees and expenses
                                            41,167
-------------------------------------------------------------------------------- Legal and auditing fees
                                          23,603
-------------------------------------------------------------------------------- Other
                                 15,223                                                                ------------ Total expenses
                                                      3,656,617
==================================================================
============== Net Investment Income                                                18,167,007
==================================================================
============== Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                           2,639,126 Closing of futures contracts
                             (796,319)                                                                 ------------ Net realized
gain                                                     1,842,807
-------------------------------------------------------------------------------- Net change in unrealized appreciation or
depreciation on investments                                           8,345,163
                    ------------ Net realized and unrealized gain                                     10,187,970
==================================================================
============== Net Increase in Net Assets Resulting from Operations $ 28,354,977   ============
See accompanying Notes to Financial Statements.


                     20 Oppenheimer New York Municipal Fund

-------------------------------------------------------------------------------- Statements of Changes in Net

Assets
--------------------------------------------------------------------------------

                                                           Six Months Ended Year Ended
                March 31, 1998   September 30,                                                            (Unaudited)
 1997
==================================================================
=======================
   Operations
Net investment income                                      $  18,167,007    $  40,870,758
----------------------------------------------------------------------------------------- Net realized gain
(loss)                                       1,842,807       (3,110,188)
----------------------------------------------------------------------------------------- Net change in
unrealized appreciation or depreciation          8,345,163       25,374,028
                     -------------    ------------- Net increase in net assets resulting from operations
28,354,977       63,134,598
==================================================================
======================= Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                      (16,520,946)     (35,297,579) Class B
                             (2,376,958)      (4,855,021) Class C
(110,966)        (175,214)
==================================================================
======================= Beneficial Interest Transactions Net increase (decrease)
in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                      (11,275,914)     (52,009,162) Class B
                             (1,881,376)       2,021,008 Class C                                                          758,570
      2,612,419
==================================================================
======================= Net Assets
Total decrease                                                (3,052,613)     (24,568,951)
----------------------------------------------------------------------------------------- Beginning of period
                                        745,996,980      770,565,931
-------------    ------------- End of period [including undistributed (overdistributed)
net investment income of $(1,560,881) and $1,395,429,
respectively]                                              $ 742,944,367    $ 745,996,980
                        =============    =============

See accompanying Notes to Financial Statements.

                     21 Oppenheimer New York Municipal Fund

------------------------------------------------------- Financial Highlights
--------------------------------------------------------------------------------

                                               Class A
                    ----------------------------------------------------------------------------
               Six Months
  Ended                                                                                  March 31,
                                                                          1998           Year Ended
September 30,                                                                                   (Unaudited)    1997        1996
      1995        1994         1993
==================================================================
=========================================================
Per Share
Operating Data

Net asset value, beginning of period             $12.79         $12.41      $12.29      $11.92      $13.50
     $12.59
----------------------------------------------------------------------------------------------------------------
----------- Income (loss) from investment operations:
Net investment income                               .29            .69         .68         .69         .74          .73
Net realized and unrealized gain (loss)             .21            .37         .12         .41       (1.46)        1.01
                                                  --------       --------    --------    --------    --------     --------   Total
income (loss) from investment

operations                                          .50           1.06         .80        1.10        (.72)        1.74
----------------------------------------------------------------------------------------------------------------
----------- Dividends and distributions to shareholders:

Dividends from net investment income               (.34)          (.68)       (.68)       (.70)       (.72)
  (.75)    Distributions from net realized gain                 --             --          --        (.03)       (.03)
    (.08)    Distributions in excess of net realized gain         --             --          --          --        (.11)
        --                                                    --------       --------    --------    --------    --------  --------
   Total dividends and distributions
to shareholders                                    (.34)          (.68)       (.68)       (.73)       (.86)        (.83)
----------------------------------------------------------------------------------------------------------------
----------- Net asset value, end of period                   $12.95         $12.79      $12.41      $12.29
$11.92       $13.50                                                    ========       ========    ========
========    ========     ========
==================================================================
========================================================= Total Return,
at Net Asset Value(3)                3.92%          8.78%       6.65%       9.58%      (5.55)%      14.33%

==================================================================
=========================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $631,471       $634,789    $667,258    $673,050
$687,233     $756,934
----------------------------------------------------------------------------------------------------------------
----------- Average net assets (in thousands)              $631,982       $652,048    $684,981
$659,465    $738,747     $652,327
----------------------------------------------------------------------------------------------------------------
----------- Ratios to average net assets:
Net investment income                              5.01%(4)       5.49%       5.50%       5.76%       5.68%
      5.66%    Expenses                                           0.87%(4)       0.86%       0.91%       0.90%
0.86%        0.91%
----------------------------------------------------------------------------------------------------------------
----------- Portfolio turnover rate(5)                         14.2%          20.5%       21.2%       15.2%
  9.4%        39.1%

                                               Class B
                                               ---------------------------------------------------------------------
                                   Six Months
                                               Ended
                                               March 31,
                                               1998           Year Ended September 30,
     (Unaudited)    1997        1996        1995       1994        1993(2)
==================================================================
==================================================
Per Share Operating Data

Net asset value, beginning of period             $12.79         $12.41      $12.30     $11.93     $13.50
   $13.07
---------------------------------------------------------------------------------------Income (loss) from investment operations:
Net investment income                               .24            .59         .60        .60        .64         .36 Net
realized and unrealized gain (loss)             .22            .38         .10        .42      (1.45)        .44
                                         --------       --------    --------    -------    -------     ------- Total income
(loss) from investment

operations                                          .46            .97         .70       1.02       (.81)        .80
------------------------------------------------------------------------------------Dividends and distributions to shareholders:

Dividends from net investment income               (.29)          (.59)       (.59)      (.62)      (.62)
(.37) Distributions from net realized gain        (.03)      (.03)         --Distributions in excess of net realized gain  (.11) -
                                         --------       --------    --------    -------    -------     ------- Total dividends
and distributions
to shareholders                                    (.29)          (.59)       (.59)      (.65)      (.76)       (.37)
----------------------Net asset value, end of period                   $12.96         $12.79      $12.41     $12.30     $11.93
$13.50                                                ========       ========    ========    =======
=======     =======
==================================================================
================================================== Total Return, at Net Asset
Value(3)                3.61%          7.97%       5.77%      8.75%     (6.22)%      6.56%
==================================================================
================================================== Ratios/Supplemental Data
Net assets, end of period (in thousands)       $105,908       $106,459    $101,302    $91,108
$73,943     $40,958
-------------------Average net assets (in thousands)              $106,757       $104,183    $ 98,488    $81,743    $61,008
   $20,454
----------------------------------------------------------------------------------------------Ratios to average net assets:
Net investment income                              4.25%(4)       4.72%       4.73%      4.95%      4.88%
    4.45%(4) Expenses                                           1.64%(4)       1.63%       1.68%      1.67%
1.65%       1.73%(4)
---Portfolio turnover rate(5)                         14.2%          20.5%       21.2%      15.2%       9.4%
39.1%

(1.) For the period from August 29, 1995 (inception of offering) to September 30, 1995. (2.) For the period from March 1, 1993 (inception of offering) to September 30, 1993. (3.) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. (4.) Annualized. (5.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1998 were $104,199,777 and $112,692,958, respectively.
                   22 & 23 Oppenheimer New York Municipal Fund

------------------------------------------------------- Financial Highlights
(Continued)
--------------------------------------------------------------------------------

                                                 Class C
                                                 ---------------------------------------
Six Months                                                  Ended
                                                 March 31,                                                  1998         Year Ended
September 30,                                                  (Unaudited)  1997      1996      1995(1)
==================================================================
======================
Per Share Operating Data

Net asset value, beginning of period             $12.79       $12.41    $12.30    $12.22
---------------------------------------------------------------------------------------- Income (loss) from investment operations:
Net investment income                               .25          .57       .60       .05 Net realized and unrealized
gain (loss)             .20          .39       .09       .08                                                  ------       ------
------    ------ Total income (loss) from investment operations      .45          .96       .69       .13
---------------------------------------------------------------------------------------- Dividends and
distributions to shareholders:
Dividends from net investment income               (.29)        (.58)     (.58)     (.05) Distributions from
net realized gain                 --           --        --        -- Distributions in excess of net realized gain
     --           --        --        --                                           ------       ------    ------    ------ Total
dividends and distributions
to shareholders                                    (.29)        (.58)     (.58)     (.05)
---------------------------------------------------------------------------------------- Net asset value, end
of period                   $12.95       $12.79    $12.41    $12.30                                                  ======
     ======    ======    ======
==================================================================
====================== Total Return, at Net Asset Value(3)                3.53%        7.95%
   5.64%     1.10%
==================================================================
====================== Ratios/Supplemental Data
Net assets, end of period (in thousands)         $5,565       $4,749    $2,007       $25
---------------------------------------------------------------------------------------- Average net assets (in
thousands)                $4,995       $3,798    $  752       $18
---------------------------------------------------------------------------------------- Ratios to average net assets:
Net investment income                              4.25%(4)     4.67%     4.60%     3.67%(4) Expenses
                                       1.63%(4)     1.63%     1.77%     1.37%(4) --------------------------- Portfolio turnover
rate(5)                         14.2%        20.5%     21.2%     15.2%

(1.) For the period from August 29, 1995 (inception of offering) to September 30, 1995. (2.) For the period from March 1, 1993 (inception of offering) to September 30, 1993. (3.) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. (4.) Annualized. (5.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1998 were $104,199,777 and $112,692,958, respectively.
See accompanying Notes to Financial Statements.

                     24 Oppenheimer New York Municipal Fund

---------------------------------------------- Notes to Financial Statements
(Unaudited)
--------------------------------------------------------------------------------
==================================================================
============== 1. Significant Accounting Policies

Oppenheimer  New  York  Municipal  Fund  (the  Fund)  is  registered  under  the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum current income exempt from federal, New York State & New York City income taxes for individual investors consistent with preservation of capital by investing primarily in muncipal bonds. The Fund's investment advisor is Oppenheimer Funds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of The New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $7,657,000, expiring in 2003 and 2004.

                     25 Oppenheimer New York Municipal Fund

---------------------------------------------- Notes to Financial Statements
(Unaudited) (Continued)
--------------------------------------------------------------------------------
==================================================================
============== 1. Significant Accounting Policies (continued)

Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 1998, a provision of $28,510 was made for the Fund's projected benefit obligations and payments of $11,314 were made to retired trustees, resulting in an accumulated liability of $229,822 at March 31, 1998.
--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day The New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount or premiums on securities purchased are amortized over the life of the respective securities, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Accordingly, during the six months ended March 31, 1998, amounts have been reclassified to reflect an increase in overdistributed net investment income of $2,114,447, an increase in unrealized appreciation on investments of $5,357,349 and a decrease in paid-in capital of $3,242,902. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.

                     26 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------

==================================================================
============== The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

==================================================================
============== 2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Six Months Ended March 31, 1998   Year Ended September 30, 1997
                   -------------------------------   -----------------------------                               Shares
   Amount           Shares           Amount
----------------------------------------------------------------------------------------------
           Class A:
Sold                              2,722,874    $  35,229,869        4,470,995    $  56,051,835 Dividends and distributions
reinvested                          875,708       11,294,360        1,936,390       24,294,359 Redeemed
                    (4,470,920)     (57,800,143)     (10,554,692)    (132,355,356)
-------------    -------------    -------------    ------------- Net decrease                       (872,338)   $
(11,275,914)      (4,147,307)   $ (52,009,162)                               =============
=============    =============    =============
---------------------------------------------------------------------------------------------- Class B:
Sold                                463,589    $   5,995,339        1,229,476    $  15,435,863 Dividends and
distributions
reinvested                          119,952        1,547,300          251,124        3,151,927 Redeemed
                   (729,812)      (9,424,015)      (1,320,301)     (16,566,782)
-------------    -------------    -------------    ------------- Net increase (decrease)            (146,271)   $
(1,881,376)         160,299    $   2,021,008                               =============
=============    =============    =============
---------------------------------------------------------------------------------------------- Class C:
Sold                                 94,706    $   1,228,109          296,169    $   3,700,982 Dividends and
distributions
reinvested                            6,881           88,763           11,358          142,713 Redeemed
              (43,265)        (558,302)         (97,937)      (1,231,276)                               -------------
-------------    -------------    ------------- Net increase                         58,322    $     758,570
209,590    $   2,612,419                               =============    =============
=============    =============

==================================================================
============== 3. Unrealized Gains and Losses on Investments

At March 31, 1998, net unrealized appreciation on investments of $51,446,822 was composed of gross appreciation of $51,787,836, and gross depreciation of $341,014.

                     27 Oppenheimer New York Municipal Fund

----------------------------------------------- Notes to Financial Statements
(Unaudited) (Continued)
--------------------------------------------------------------------------------
==================================================================
============== 4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on average annual net assets in excess of $1 billion.
            For the six months ended March 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $347,583, of which $71,465 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $216,862 and $11,346, respectively, of which $4,915 was paid to an affiliated broker/dealer for Class B shares. During the six months ended March 31, 1998, OFDI received contingent deferred sales charges of $151,091 and $8,459, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1998, OFDI paid $13,829 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                     28 Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
==================================================================
============== The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares for its services in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1998, OFDI paid $3,394 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $414,651 and $14,514, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At March 31, 1998, OFDI had incurred excess distribution and servicing costs of $2,649,426 for Class B and $57,386 for Class C.
==================================================================
============== 5. Futures Contracts
The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.


            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates, as it may be more efficient or cost effective than actually buying fixed income securities.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                     29 Oppenheimer New York Municipal Fund

------------------------------------------------- Notes to Financial Statements
(Unaudited) (Continued)
--------------------------------------------------------------------------------
==================================================================
============== 5. Futures Contracts (continued)

At March 31, 1998, the Fund had outstanding futures contracts as follows:

                              Expiration   Number of   Valuation as of   Unrealized        Date
       Contracts   March 31, 1998    Depreciation
==================================================================
===================
Contracts to Sell
-----------------
U.S. Treasury Bonds, 30 yr.   6/98         415         $49,303,750       $308,985

==================================================================
============== 6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the six months ended March 31, 1998.


                     30 Oppenheimer New York Municipal Fund

---------------------------------------------------------- Oppenheimer New York
Municipal Fund
--------------------------------------------------------------------------------
==================================================================
============== Officers and Trustees
                    Leon Levy, Chairman of the Board of Trustees
                    Donald W. Spiro, Vice Chairman of the Board of Trustees Bridget A. Macaskill, Trustee and President
                    Robert G. Galli, Trustee
                    Benjamin Lipstein, Trustee
                    Elizabeth B. Moynihan, Trustee
                    Kenneth A. Randall, Trustee
                    Edward V. Regan, Trustee
                    Russell S. Reynolds, Jr., Trustee
                    Pauline Trigere, Trustee
                    Clayton K. Yeutter, Trustee
                    Robert E. Patterson, Vice President
                    George C. Bowen, Treasurer
                    Robert J. Bishop, Assistant Treasurer
                    Scott T. Farrar, Assistant Treasurer
                    Andrew J. Donohue, Secretary
                    Robert G. Zack, Assistant Secretary
==================================================================
============== Investment Advisor       OppenheimerFunds, Inc.

==================================================================
============== Distributor              OppenheimerFunds Distributor, Inc.
==================================================================
============== Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

==================================================================
============== Custodian of             Citibank, N.A.
Portfolio Securities

     ==================================================================
==============     Independent     Auditors     KPMG    Peat     Marwick     LLP
==================================================================
============== Legal Counsel Gordon Altman Butowsky Weitzen Shalov & Wein The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors. This is a copy of a report to shareholders of Oppenheimer New York Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer New York Municipal Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

                     31 Oppenheimer New York Municipal Fund

Information and services -------------------------------------------------------
Internet As an Oppenheimer fund shareholder, you have 24-hr access to account some special privileges. Whether it's automatic information. Online investment plans, informative newsletters and transactions now available hotlines, or ready account access, you can benefit from services designed to make investing simple. ------------------------ www.oppenheimerfunds.com And when you need help, our Customer Service ------------------------ Representatives are only a toll-free phone call away. They can provide information about your General Information account and handle administrative requests. You Mon-Fri 8:30am-9pm ET can reach them at our General Information number. Sat 10am-4pm ET When you want to make a transaction, you can ------------------------ do it easily by calling our toll-free Telephone 1-800-525-7048 Transactions number or by visiting our website. ------------------------ And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds Account Transactions accounts and your bank checking or savings Mon-Fri 8:30am-8pm ET account, you can use the Telephone Transactions number or website to make investments. ------------------------ 1-800-852-8457 For added convenience, you can get automated ------------------------ information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink PhoneLink gives you access to a variety of fund, 24-hr automated information account, and market information. Of course, you and automated transactions can always speak with a Customer Service Representative during the General Information ------------------------ hours shown at the left. 1-800-533-3310
------------------------ You can count on us whenever you need assistance. That's why the International Customer Telecommunication Device Service Association, an independent, nonprofit for the Deaf (TDD) organization made up of over 3,200 customer Mon-Fri 8:30am-2pm ET service management professionals from around the country, honored the Oppenheimer funds' transfer ------------------------ agent, OppenheimerFunds Services, with their Award 1-800-843-4461 of Excellence in 1993. ------------------------ So call us today, or visit us at our website OppenheimerFunds at www.oppenheimerfunds.com--we're here to help. Information Hotline 24 hours a day, timely and insightful messages on the economy and issues that affect your investments

------------------------
1-800-835-3104
------------------------

                                                         [LOGO] OppenheimerFunds
               Distributor, Inc.
RS0360.001.0398 May 29, 1998

                        As filed with the Securities and Exchange Commission on February 26, 1998.


                                Registration No. 811-5278




                           SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549
                                        FORM N-2


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |  X  |


      Amendment No.   12                                        |  X  |



                        THE NEW YORK TAX-EXEMPT INCOME FUND, INC.
--------------------------------------------------------------------------------

                   (Exact Name of Registrant as Specified in Charter)

                    6803 South Tucson Way, Englewood, Colorado 80112
--------------------------------------------------------------------------------

                        (Address of Principal Executive Offices)

                                      303-768-3200
--------------------------------------------------------------------------------

                             (Registrant's Telephone Number)

                                 ANDREW J. DONOHUE, ESQ.
                                 OppenheimerFunds, Inc.
                  Two World Trade Center, New York, New York 10048-0203
--------------------------------------------------------------------------------

                         (Name and Address of Agent for Service)

                                        FORM N-2

                        THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

                                  Cross Reference Sheet

Part A of
Form N-2
Item No.       Prospectus Heading

1     *
2     *
3     *
4     *
5     *
6     *
7     *
8     General Description of the Registrant
9     Management
10    Capital Stock, Long-Term Debt, and Other Securities
11    *
12    *
13    See Item 15 of the Statement of Additional Information

Part B of
Form N-2
Item No.       Heading In Statement of Additional Information

14    Cover Page
15    Table of Contents
16    *
17    See Item 8 of the Prospectus
18    Management
19    Control Persons and Principal Holders of Securities
20    See Item 9 of the Prospectus
21    Brokerage Allocation and Other Practices
22    See Item 10 of the Prospectus
23    Financial Statements

----------------
* Not applicable or negative answer.

                   THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

                                    PART A

                     INFORMATION REQUIRED IN A PROSPECTUS



Item 1.     Outside Front Cover.

            Inapplicable.

Item 2.     Inside Front and Outside Back Cover Page.

            Inapplicable.

Item 3.     Fee Table and Synopsis.

            Inapplicable.

Item 4.     Financial Highlights.

            Inapplicable.

Item 5.     Plan of Distribution.

            Inapplicable.

Item 6.     Selling Shareholders.

            Inapplicable.

Item 7.     Use of Proceeds.

            Inapplicable.

Item 8.     General Description of the Fund.

     1. The New York Tax-Exempt  Income Fund, Inc. (the "Fund") is a diversified
closed-end   management  investment  company  incorporated  under  the  laws  of
Minnesota on August 10, 1987.

      2., 3., and The Fund's primary investment objective is to provide to the holders of the Fund's Common Stock, through investment in a professionally managed portfolio of tax-exempt New York Municipal Securities (defined below), current interest income exempt from both federal income tax (although such interest income may be subject to the federal alternative minimum tax as discussed below) and New York State and New York City income taxes. It is a secondary objective of the Fund to preserve and enhance the Fund's net asset value through investments in tax-exempt New York Municipal Securities that, in the opinion of OppenheimerFunds, Inc., the Fund's investment adviser (the "Adviser"), are underrated or represent municipal market sectors that are undervalued.
      Underrated Municipal Securities are those whose ratings do not, in the Adviser's opinion, reflect their true value. Obligations may be underrated because of the time that has elapsed since their most recent rating, or because of positive factors that may not have been fully taken into account by the rating agencies, or for other similar reasons. Undervalued municipal market sectors, on the other hand, refers to Municipal Securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds, or bonds issued by a particular municipal issuer) that, in the Adviser's opinion, are worth more than the value assigned to them in the marketplace.

      Municipal Securities may be undervalued because there is a temporary excess of supply in a particular market sector, or because of a general decline in the market price of Municipal Securities or a market sector for reasons that do not apply to the particular Municipal Securities that are considered undervalued. The Fund's investment in underrated or undervalued New York Municipal Securities will be based on the Adviser's belief that the prices of such Securities should ultimately reflect their true value. Under certain market conditions, such underrated or undervalued Municipal Securities may realize market appreciation, while in a declining market such Municipal Securities may experience less market depreciation than other Municipal Securities.

      Accordingly, "enhancement of net asset value" does not merely refer to market appreciation of the Fund's portfolio securities, and the Fund does not suggest that capital appreciation is itself an objective of the Fund. Instead, the objective of enhancement of net asset value is one of seeking to outperform the market by prudent selection of Municipal Securities, regardless of which direction the market may move. A shareholder of the Fund will realize a taxable gain upon the sale of shares at an appreciated net asset value or in the event of capital gain distributions by the Fund as discussed below in "Tax Status."

     o Portfolio Investments. Except during temporary defensive periods, the Fund will, as a fundamental policy, invest at least 80% of its net assets in tax-exempt New York Municipal Securities. As a non-fundamental policy, that 80% of the Fund's net assets will be securities rated at the time of purchase within the four highest grades for long-term securities or within the two highest grades for short-term loans, notes and commercial paper by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") Duff & Phelps, Inc. ("Duff & Phelps") or another nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality to Municipal Securities rated within such grades. Municipal Securities rated "Baa" or "MIG2" by Moody's, or "BBB" or "SP-2" by S&P, although investment grade, may be subject to greater market fluctuations and risks of loss of income and principal than higher-rated Municipal Securities and may be considered to have speculative characteristics. A general description of Moody's & S&P's Duff & Phelps, Fitch Investor Services, Inc. ratings of securities is set forth in Appendix A to this Prospectus. The Fund intends to emphasize investments in New York Municipal Securities with long-term maturities, but the degree of such emphasis will depend upon market conditions existing at the time of investment.

      The Fund may invest up to 20% of its net assets in unrated New York Municipal Securities or in New York Municipal Securities rated lower than the four highest grades for long-term securities, but no more than half of this amount (10% of the Fund's net assets) will be invested in such lower rated New York Municipal Securities. To the extent it does so, there may be somewhat greater risk because such unrated or lower rated Municipal Securities, although generally offering a higher current yield than higher rated securities, are generally less liquid and involve a greater risk of non-payment of principal and interest than higher rated securities. As a non-fundamental policy, the Fund will invest in only unrated New York Municipal Securities which, in the opinion of the Adviser, have credit characteristics equivalent to New York Municipal Securities which have ratings qualifying them for investment by the Fund. Also as a non- fundamental policy, the Fund will not invest in any rated New York (a) municipal bonds rated lower than "Ba" by Moody's or "BB" by S&P, Fitch or Duff & Phelps, (b) municipal notes rated "SP-2" by S&P, "MIG2" by Moody's or "F-2" by Fitch, or (c) if unrated municipal securities, judged by the Adviser to be of comparable quality to municipal securities rated within the grades described in
(a) or (b) above, or within comparable rating grades by another nationally recognized statistical rating organization.

     Interest on certain "private activity" bonds (as defined under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code")) is treated as a tax preference item under the alternative minimum tax provisions of federal tax law. Such "private activity" bonds currently constitute a very small percentage of the market in Municipal Securities (as defined herein). The Fund will not invest more than 20% of its net assets in such "private activity" bonds. To the extent the Fund invests in such "private activity" bonds, investors could be subject to alternative minimum taxation on the income from such investments. In the case of certain corporations, all tax-exempt income, including interest on bonds held by the Fund, may be included in computing the federal alternative minimum and environmental taxes.

      o Temporary Investments. As a non-fundamental policy, during temporary defensive periods (e.g. times when temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which New York Municipal Securities are available), the Fund may invest any percentage of its assets in temporary investments which are U.S. Government securities or securities rated at the time of purchase within the two highest grades by Moody's, S&P, Fitch or Duff & Phelps or another nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality to Municipal Securities rated within such grades, the income on which may be subject to either or both of New York State and New York City income taxes or to both federal and New York income taxes. Temporary investments of the Fund may also include repurchase agreements as discussed below. The foregoing restrictions and other limitations discussed herein will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

      The foregoing investment objectives and policies are fundamental policies (unless indicated otherwise) of the Fund and may not be changed without the approval of the majority of the outstanding shares of the Fund. As used in this Prospectus, a majority of the Fund's outstanding shares means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

      o Municipal Securities. Municipal securities ("Municipal Securities") include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development bonds and pollution control bonds may be included within the term "Municipal Securities" if the interest paid thereon qualifies as exempt from federal income tax. New York Municipal Securities ("New York Municipal Securities") are Municipal Securities which bear interest that, in the opinion of bond counsel to the issuer, is exempt from federal and New York State and New York City income taxes. Neither the Fund nor the Adviser will make any special review for the Fund of the proceedings relating to the issuance of the New York Municipal Securities or of the basis for such opinions.

      The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Securities, both within a particular classification and between classifications, depending on numerous factors.

     Also included within the general category of Municipal Securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by investing not more than 5% of its investment assets in lease obligations that contain "non-appropriation" clauses, and by investing in only those "non-appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment was ever required. Municipal Securities also include obligations, such as tax-exempt notes, municipal commercial paper and municipal lease obligations, having relatively short-term maturities, although, as noted above, the Fund intends to emphasize investments in Municipal Securities with long-term maturities.

      Investments in Municipal Leases will be subject to the Fund's 10% limitation on investments in Illiquid Securities as described in the Fund's Prospectus unless, in the judgment of Adviser, a particular Municipal Lease is liquid and has received an investment grade rating from a nationally recognized statistical rating organization ("NRSRO"). The Board of Directors has adopted guidelines to be utilized by the Adviser in making determinations concerning the liquidity and valuation of a Municipal Lease. Such determinations will be based on all relevant factors including among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; (5) the likelihood that the marketability of the obligation will be maintained throughout the time the Fund holds the obligation; and (6) the likelihood that the municipality will continue to appropriate funding for the leased property.

      The yields on Municipal Securities are dependent on a variety of factors, including the condition of the general money market and the Municipal Securities market, the size of a particular offering, the maturity of the obligations and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Securities will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Ratings may be changed, suspended or withdrawn as a result of changes in information obtained by Moody's or S&P, or unavailability of such information, or for other circumstances. Such events may adversely affect the market value of the subject Municipal Securities.

      Securities of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Securities may be materially affected.

      o Credit Risk and Interest Rate Risk. The values of Municipal Securities will vary as a result of changing evaluations by rating services and investors of the ability of the issuers of such securities to meet the interest and principal payments. These credit risks relates to the ability of the issuer of a Municipal Security to make interest or principal payments on the security as they become due. While the Manager may rely to some extent on credit ratings by nationally recognized rating agencies, such as Standard & Poor's or Moody's, in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own research and analysis. However, many factors affect an issuer's ability to make timely payments, and there can be no assurance that the credit risks of a particular security will not change over time.

     Municipal Securities are also subject to interest rate risks whereby values will also change in response to changes in interest rates. Should interest rates rise, the values of outstanding Municipal Securities will probably decline and (if purchased at principal amount) would sell at a discount. If interest rates fall, the values of outstanding Municipal Securities will probably increase and (if purchased at principal amount) would sell at a premium. Changes in the values of the Fund's Municipal Securities from these or other factors will not affect interest income derived from these securities but will affect the Fund's net asset value per share.

      o Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Fund may purchase may have variable or floating interest rates whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 90-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

     |X| Inverse Floaters and Other Derivative Investments. The Fund may invest in certain municipal "derivative investments." The Fund may use some derivative investments for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future or index. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Financial Futures and Options Transactions," below).

      The Fund may invest in "inverse floater" variable rate bonds, a type of derivative investment whose yields move in the opposite direction as short-term interest rates change. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Some inverse floaters have a "cap" whereby if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund may also invest in municipal securities that pay interest that depends on an external pricing mechanism, also a type of derivative investment. Examples of external pricing mechanisms are interest rate swaps or caps and municipal bond or swap indices. The Fund anticipates that under normal circumstances it will invest no more than 10% of its net assets in inverse floaters.

      The risks of investing in derivative investments include not only the ability of the issuer of the derivative investment to pay the amount due on the maturity of the investment, but also the risk that the underlying security on which the derivative is based, and that derivative itself, might not perform the way the Adviser expected it to perform. That can mean that the Fund will realize less income than expected. Another risk of investing in derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

Special Investment Considerations - New York Municipal Securities. The Fund is highly sensitive to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the Municipal Securities in which the Trust concentrates its investments. The following information on risk factors in concentrating in New York Municipal Securities is only a summary, based on publicly available official statements relating to offerings of New York issuers of Municipal Securities on or prior to September 29, 1997 with respect to offerings of the State and September 30, 1997 with respect to offerings of New York City. No representation is made as to the accuracy of such information.

      During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Securities in which the Fund invests.

New York City

     General. More than any other municipality, the fiscal health of New York City (the "City") has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, economic growth slowed in 1995, and thereafter improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate economic growth will exist through calendar year 2001, with moderate job growth and wage increases.

      For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without additional tax or other revenue increases or additional reduction in City services or entitlement programs, which could adversely affect the City's economic base.


      The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1998 through 2001 fiscal years (the "1998-2001 Financial Plan", "Financial Plan" or "City Plan").

      The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the City Plan, employment growth, the ability to implement reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporation and the Board of Education to take actions to offset potential budget shortfalls, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures for Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

      Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $4.9 billion of general obligation bonds and $7.1 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's efforts to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. The City is involved in litigation seeking to have the New York City Transitional Finance Authority Act declared unconstitutional. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      The City Comptroller and other agencies and public officials have issued reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

      1998-2001 Financial Plan. The most recent quarterly modification the City's financial plan for the 1997 fiscal year projects a balanced budget in accordance with GAAP for the 1997 fiscal year, after taking into account an increase in projected tax revenues of $1.2 billion during the 1997 fiscal year and a discretionary prepayment in the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years. The Financial Plan projects revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The Financial Plan includes increased tax revenue projections; reduced debt service costs; the assumed restoration of Federal funding for programs assisting certain legal aliens; additional expenditure for textbooks, computers, improved education programs and welfare reform, law enforcement, immigrant naturalization, initiatives proposed by the City Council and other initiatives; and a proposed discretionary transfer to the 1998 fiscal year of $300 million of debt service due in the 1999 fiscal year for budget stabilization purposes. In addition, the Financial Plan reflects the discretionary transfer to the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years, and includes actions to eliminate a previously projected budget gap for the 1998 fiscal year. These gap closing actions include (i) additional agency actions totaling $621 million; (ii) the proposed sale of various assets; (iii) additional State aid of $294 million, including a proposal that the State accelerate a $142 million revenue sharing payment to the City from March 1999; and (iv) entitlement savings of $128 million which would result from certain of the reductions in Medicaid spending proposed in the Governor's 1997-1998 Executive Budget and the State making available to the City $77 million of additional Federal block grant aid, as proposed in the Governor's 1997-1998 Executive Budget. The Financial Plan also sets forth projections for the 1999 through 2001 fiscal years and projects gaps of $1.8 billion, $2.8 billion and $2.6 billion for the 1999 through 2001 fiscal years, respectively.

      The Financial Plan assumes approval by the State Legislature and the Governor of (i) a tax reduction program proposed by the City totaling $272 million, $435 million, $465 million and $481 million in the 1998 through 2001 fiscal years, respectively, which includes a proposed elimination of the 4% City sales tax on clothing items under $500 as of December 1, 1997, and (ii) a proposed State tax relief program, which would reduce the City property tax and personal income tax, and which the Financial Plan assumes will be offset by proposed increased State aid totaling $47 million, $254 million, $472 million and $722 million in the 1998 through 2001 fiscal years, respectively.

     The Financial Plan also assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998; (ii) collection of the projected rent payments for the City's airports; and (iii) State approval of the cost containment initiatives and State aid proposed by the City for the 1998 fiscal year, and $115 million in State aid which is assumed in the Financial Plan but was not provided for in the Governor's 1997-1998 Executive budget. The Financial Plan reflects the increased costs which the City is prepared to incur as a result of welfare legislation recently enacted by Congress. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

      The City's financial plans have been the subject of extensive public comment. On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

      Various actions proposed in the Financial Plan are uncertain. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

      The projections for the 1998 through 2001 fiscal years reflect the costs of the settlements with the United Federation of Teachers ("UFT") and the coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37"), which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. Subsequently, the City reached settlements, through agreements or statutory impasse procedures, with bargaining units which, together with the UFT and District Council 37, represent approximately 86% of the City's workforce.

     Ratings. On July 10, 1995, Standard & Poor's Ratings Group ("Standard & Poor's") revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and growing dependence on the historically volatile financial services sector." Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. ("Fitch") continues to rate the City general obligation bonds A-. On February 28, 1996 Fitch placed the City's general obligation bonds on Fitch Alert with negative implications. Moody's Investors Service, Inc. ("Moody's") rating for City general obligation bonds is Baa1. On July 17, 1997 Moody's changed its outlook on City bonds to positive from stable. Such ratings reflect only the views of these rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds.

Outstanding Net Indebtedness. As of September 30, 1997, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.180 billion and $3.777 billion of outstanding -----------------------------
net long-term debt.

      The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

      Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. As of June 30, 1996 and 1995, claims in excess of $380 billion and $311 billion, respectively, were outstanding against the City for which the City estimates its potential future liability to be $2.8 billion and $2.5 billion, respectively.

New York State

      The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control.

     Recent Developments. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 14 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains.

      The 1997-1998 New York State Financial Plan (the "State Plan") is partly based on the forecast that the State's economy shows moderate expansion during the first half of the calendar 1997 with the trend continuing through the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be moderated by tight fiscal constraints on the health care and social services industries. On an average annual basis, employment growth in the State is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997. Bonus payments in the securities industry are expected to increase further from last year's record level.

      The State Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     The 1997-98 Fiscal Year. The State's General Fund (the major operating Fund of the State) was projected in the State Plan to be balanced on a cash basis for the 1997-98 fiscal year. Total receipts and transfers from other funds at $35.09 billion, an increase of $2.05 billion from the prior fiscal year, and ----------------------- disbursements and transfers to other funds are projected to be $34.60 billion, an increase of $1.70 billion from the total disbursed in the prior fiscal year.

      Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

      In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     Composition of State Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include the General Fund, which receives all income not required by law to be deposited in another fund; Special Revenue Funds, which receive the preponderance of moneys received by the State from the Federal government and other income the use of which is legally restricted to certain purposes; Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and Debt Service Funds, which are used for the accumulation of moneys for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.

      Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

      As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings.

     Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue- producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in their legislative authorization. As of September 30, 1996, the latest available, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $75.4 billion, only a portion of which constitutes State-supported or State-related debt.

      Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges or tunnels, highway tolls, rentals for dormitory rooms and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

      Ratings. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on October 3, 1995, confirmed its A-rating. On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and, in addition revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On October 2, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the Fund invests.

     General Obligation Debt. As of March 31, 1997, the State had approximately $5.03 billion in general obligation bonds, including $294 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $749.6 million for the 1996-97 fiscal year and are estimated to be $720.9 million for the State's 1997-98 fiscal year.

      Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1997-1998 fiscal year or thereafter.

      The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1997-98 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1997-1998 Financial Plan. The General Purpose Financial Statements for the 1996-1997 fiscal year report estimated probable awarded and anticipated unfavorable judgements of $364 million, of which $134 million is expected to be paid during the 1997-1998 fiscal year.

      In addition, the State is party to other claims and litigations which its counsel has advised are not probable of adverse court decisions. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1997-98 fiscal year or thereafter.

      Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1997-98 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1997-98 fiscal year.

      Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks.

      o When-Issued and Delayed Delivery Transactions. The Fund may purchase and sell Municipal Securities (up to 20% of the net assets of the Fund) on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. Normally the settlement date occurs withing six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities whose settlement extends beyond six months and possibly as long as two years or more beyond settlement. In such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The Fund will maintain, in a segregated account with the custodian of the Fund, liquid assets of any type, including equity and debt securities of any grade, having an aggregate value equal to the amount of such payment obligation until payment is made. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation; the value at delivery may be more or less than the purchase price. Since the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost.

      o Financial Futures and Options Transactions. The Fund may attempt to hedge all or a portion of its investment portfolio against market risk by engaging in transactions in financial futures contracts or options on financial futures, including options that either are based on an index of long-term Municipal Securities or relate to debt securities whose prices are anticipated by the Adviser to correlate with the prices of the Municipal Securities owned by the Fund. To accomplish such hedging, the Fund may take a position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. The use of futures and options for hedging purposes can be expected to result in taxable income to the shareholders of the Fund.

      The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk of rising interest rates, whereas the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging the Fund's portfolio against an increase in the price of securities the Fund intends to purchase. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of Municipal Securities held in the Fund's portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of Municipal Securities the Fund intends to acquire.

      A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option's expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. On at least one exchange, futures contracts trade on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"). Options on certain financial instruments and financial indexes are traded in securities markets regulated by the Securities and Exchange Commission. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out by entering into offsetting liquidating or closing transactions. Index futures and options are designed for cash settlement only.

      There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be imperfect correlation between price movements of the portfolio securities being hedged and the hedging positions. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transaction had not been entered into. The ability to close out positions in futures and options depends upon the existence of a liquid market, which may not exist for all futures and options at all times. If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and variation margin in accordance with applicable rules of the exchanges and the CFTC. If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of Municipal Securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may experience a loss or a gain on the futures or options transaction that will not be offset by price movements in the Municipal Securities that were the subject of the anticipatory hedge. The cost of purchasing options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from such securities.

     Although certain risks are involved in futures and options transactions, because these transactions will be engaged in by the Fund only for hedging purposes, these futures and options portfolio strategies should not subject the Fund to those risks frequently associated with speculation in futures or options transactions. Regulations of the CFTC applicable to the Fund require that transactions in futures and options on futures be engaged in only for bona-fide hedging purposes, and that no such transactions may be entered into by the Fund for other than bona-fide hedging transactions if the aggregate initial margin deposits and premiums paid by the Fund exceed 5% of the market value of its assets. With respect to its engaging in transactions involving the purchase or writing of put and call options on debt securities or indexes, the Fund will not purchase such options if more than 5% of its assets would be invested such options, and it will only write "covered" or "secured" options, wherein the securities or cash required to be delivered upon exercise are held by the Fund, with such cash being maintained in a segregated account. These requirements and limitations may limit the Fund's ability to engage in hedging transactions.

      o Repurchase Agreements. As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government obligations or Municipal Securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans under the 1940 Act collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, under Board approved procedures, present minimal credit risk. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon repurchase price on the delivery date. The value of the underlying collateral must at all times equal or exceed the agreed-upon repurchase price; however, in the event of default and the sale of the collateral, the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the seller to increase the value of the collateral to at least that of the repurchase price.

      o Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Directors, the Adviser determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (The Board may increase that limit to to 15%.) The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Adviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

Other Investment Restrictions. The Fund has adopted the following investment restrictions, which together with its investment objectives, are fundamental policies changeable only with the approval of the holders of a "majority" of the Fund's outstanding voting securities, defined in the 1940 Act as the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Fund, or (b) 67% or more of the Shares present or represented by proxy at a meeting if more than 50% of the Fund's outstanding Shares are represented at the meeting in person or by proxy. Under these restrictions, the Fund will not do any of the following:

      1. The Fund will not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) below or with respect to transactions involving futures contracts or the writing of options within the limits described herein;

      2. The Fund will not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described herein;

      3. The Fund will not borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund's total assets, no additional purchases of investment securities will be made;

      4. The Fund will not underwrite any issue of securities, except to the extent that the purchase of Municipal Securities in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting;

      5. The Fund will not invest 25% or more of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Securities issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     6. The Fund will not purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Securities secured by real estate or interests therein;

      7. The Fund will not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described herein;

      8. The Fund will not make loans, other than by entering into repurchase agreements and through the purchase of Municipal Securities or temporary investments in accordance with its investment objectives, policies and limitations;

      9. The Fund will not invest in securities other than New York Municipal Securities and temporary investments, as those terms are defined herein;

      10. The Fund will not invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities or to the investment of 25% of its total assets;

      11. The Fund will not pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund's total assets;

     12. The Fund will not invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; or

      13. The Fund will not purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those directors of the Fund, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

      For the purpose of applying the limitation set forth in subparagraph (10) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligations of a superior governmental entity, it shall be included in the computation of securities owned that are issued by such superior governmental entity. If, however, a security is guaranteed by a governmental entity or some other entity, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Unless the prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

     5. The shares of the Fund's common stock (the "Shares") are listed and traded on the American Stock Exchange (the "AMEX"). The following table sets forth for the Shares for the periods indicated: (a) the per Share high sales price on the AMEX, the net asset value per share as of such day and the premium or discount (expressed as a percentage of net asset value) represented by the difference between such high sales price and the corresponding net asset value,
(b) the per Share low sales price on the AMEX, the net asset value per Share as of such day and the premium or discount (expressed as a percentage of net asset value) represented by the difference between such low sales price and the corresponding net asset value.

                  Market Price High;(1)          Market Price Low; (1)
                   NAV  and Premium/        NAV and Premium/
Quarter Ended      (Discount) That Day (2)   (Discount) That Day (2)
-------------      -----------------------   ---------- ------------

1/31/96            Market: $10.50                Market:$9.63
                   NAV:$9.96                     NAV:$9.78
                   Premium/(Discount): 5.42%     Premium/(Discount):(1.53)%

4/30/96            Market: $10.50                Market:$9.38
                   NAV:$9.96                     NAV:$9.54
                   Premium/(Discount): 5.42%     Premium/(Discount):(1.68)%

7/31/96            Market: $10.00                Market:$9.31
                   NAV:$9.64                     NAV:$9.51
                   Premium/(Discount):3.73%      Premium/(Discount):(2.10)%

10/31/96           Market: $10.50                Market:$9.75
                   NAV:$9.74                     NAV:$9.59
                   Premium/(Discount): 7.80%     Premium/(Discount):1.67%

1/31/97            Market: $10.75                Market:$9.75
                   NAV:$9.76                     NAV:$9.64
                   Premium/(Discount):10.14%     %Premium/(Discount):1.14%

4/30/97            Market: $10.50                Market:$9.75
                   NAV:$9.75                     NAV:$9.54
                   Premium/(Discount):7.69%      Premium/(Discount):2.20%

7/30/97            Market: $10.75                Market:$9.75
                   NAV:$9.78                     NAV:$9.59
                   Premium/(Discount):9.92%      %Premium/(Discount):2.20%

10/31/97           Market: $10.88                Market:$10.25
                   NAV:$9.75                     NAV:$9.72
                   Premium/(Discount):11.54%     %Premium/(Discount):5.45%

1/31/98            Market: $11.44                Market:$10.50
                   NAV:$9.85                     NAV:$9.78
                   Premium/(Discount):16.12%     %Premium/(Discount):7.36%

---------------

1.    As reported by the AMEX.

     2. The Fund's computation of net asset value (NAV) is as of the close of trading on the last day of the week immediately preceding the day for which the high and low market price is reported and the premium or discount (expressed as a percentage of net asset value) is calculated based on the difference between the high or low market price and the corresponding net asset value for that day, divided by the net asset value.

      The Board of Directors of the Fund has determined that at times, it may be in the interests of Fund shareholders for the Fund to take action to attempt to reduce or eliminate a market value discount from net asset value. To that end, the Fund may, from time to time, either repurchase Shares in the open market or, subject to conditions imposed from time to time by the Board, make a tender offer for a portion of the Fund's Shares at their net asset value per Share. Subject to the Fund's fundamental policy with respect to borrowings, the Fund may incur debt to finance repurchases and/or tenders. Interest on any such borrowings will reduce the Fund's net income. In addition, the acquisition of Shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio. If the Fund must liquidate portfolio securities to purchase Shares tendered, the Fund may be required to sell portfolio securities for other than investment purposes and may realize gains and losses.

      In addition to open-market Share purchases and tender offers, the Board could also seek shareholder approval to convert the Fund to an open-end investment company if the Fund's Shares trade at a substantial discount. If the Fund's Shares have traded on the AMEX at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks ending October 31 in such year, the Directors will consider recommending to shareholders a proposal to convert the Fund to an open-end company. If during a year in which the Fund's Shares trade at the average discount stated, and for the period described, in the preceding sentence the Fund also receives written requests from the holders of 10% or more of the Fund's outstanding Shares that a proposal to convert to an open end company be submitted to the Fund's shareholders, within six months the Directors will submit a proposal to the Fund's shareholders, to the extent consistent with the 1940 Act, to amend the Fund's Articles of Incorporation to convert the Fund from a closed-end to an open-end investment company. If the Fund converted to an open-end investment company, it would be able continuously to issue and offer its Shares for sale, and each Share of the Fund could be tendered to the Fund for redemption at the option of the shareholder, at a redemption price equal to the current net asset value per Share. To meet such redemption request, the Fund could be required to liquidate portfolio securities. Its Shares would no longer be listed on the AMEX. The Fund cannot predict whether any repurchase of Shares made while the Fund is a closed-end investment company would decrease the discount from net asset value at which the Shares trade. To the extent that any such repurchase decreased the discount from net asset value to an amount below 10% during the measurement period described above, the Fund would not be required to submit to shareholders a proposal to convert the Fund to an open-end investment company.


Item 9.  Management.

      1(a). The Fund is governed by a Board of Directors, which is responsible under Minnesota law for protecting the interests of shareholders. The Board of Directors is comprised of three classes of directors which are elected for three year staggered terms. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Adviser. The Fund is required to hold annual shareholder meetings for the election of directors and the ratification of its independent auditors. The Fund may also hold shareholder meetings from time to time for other important matters, and shareholders have certain rights under Minnesota law to call a meeting to remove a Director or to take other action described in the Fund's Articles of Incorporation.

      1(b). The Adviser, a Colorado corporation with its principal offices at Two World Trade Center, New York, New York 10048-0203, acts as investment manager for the Fund under an investment advisory agreement (the "Advisory Agreement") under which it provides ongoing investment advice and conducts the investment operations of the Fund, including purchases and sales of its portfolio securities, under the general supervision and control of the Directors of the Fund.

      The Adviser has operated as an investment company adviser since April 30, 1959. It and its affiliates currently advise U.S. investment companies with assets aggregating over $75 billion as of December 31, 1997, and having more than 3.5 million shareholder accounts. The Adviser is owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company owned in part by senior management of the Adviser, and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies.

      The Adviser provides office space and investment advisory services for the Fund and pays all compensation of those Directors and officers of the Fund who are affiliated persons of the Adviser. Under the Advisory Agreement, the Fund pays the Adviser monthly an advisory fee at the rate of .50% per annum computed on the average weekly net assets of the Fund. During the fiscal years ended October 31, 1995, 1996 and 1997, the Fund paid management fees to the Adviser in the amounts of $115,784, $119,243 and $120,378, respectively. The Fund incurred approximately $26,135, $25,635 and $24,231 in expenses for the fiscal years ended October 31, 1995, 1996 and 1997, respectively for services provided by Shareholder Financial Services, Inc., the Fund's transfer agent.

      Under the Advisory Agreement, the Fund pays certain of its other costs not paid by the Adviser, including (a) brokerage and commission expenses, (b) Federal, state, local and foreign taxes, including issue and transfer taxes, incurred by or levied on the Fund, (c) interest charges on borrowings, (d) the organizational and offering expenses of the Fund, whether or not advanced by the Adviser, (e) fees and expenses of registering the Shares of the Fund under the appropriate Federal securities laws and of qualifying Shares of the Fund under applicable state securities laws, (f) fees and expenses of listing and maintaining the listings of the Fund's Shares on any national securities exchange, (g) expenses of printing and distributing reports to shareholders, (h) costs of shareholder meetings and proxy solicitation, (i) charges and expenses of the Fund's custodian and Registrar, Transfer and Dividend Disbursing Agent,
(j) compensation of the Fund's Directors who are not affiliated persons of the Adviser, (k) legal and auditing expenses, (l) the cost of certificates representing the Fund's Shares, (m) costs of stationery and supplies, and (n) insurance premiums.

      Beginning   February  16,  1990,  the  Adviser  began  performing  limited accounting services for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred for acting as such accounting agent.

      The management services provided to the Fund by the Adviser, and the services provided by the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Adviser and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success


      1(c). The Portfolio Manager of the Fund is Robert E. Patterson, who also serves as Vice President of the Fund and Senior Vice President of the Adviser. Mr. Patterson has been the person principally responsible for the day-to-day management of the Fund's portfolio since February, 1992. During the past five years, Mr. Patterson has served as an officer of other Oppenheimer funds. Other members of the adviser's Fixed Income Portfolio Department, particularly portfolio analysts, traders and other portfolio managers having broad experience with domestic, international government and corporate fixed income securities provide the Fund's portfolio manager with support in managing the Fund's portfolio.

      1(d).  Inapplicable.

     1(e). Citibank, N.A., 399 Park Avenue, New York, New York, acts as the custodian (the "Custodian") for the Fund's assets held in the United States. Rules adopted under the 1940 Act permit the Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. The Adviser and its affiliates presently have banking relationships with the
Custodian. The Adviser has represented to the Fund that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Adviser and its affiliates.

      Shareholder  Financial  Services,  Inc.  ("SFSI"),  a  subsidiary  of  the
Adviser, acts as primary transfer agent, shareholder servicing agent and dividend paying agent for the Fund. Fees paid to SFSI are based on the number of shareholder accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses. United Missouri Trust Company of New York acts as co-transfer agent and co-registrar with SFSI to provide such services as SFSI may request.

      1(f).  See Item 10. Part 1, below.

      1(g).  Inapplicable.

      2.     Inapplicable.

     3. As of February 20, 1998, no person owned of record or was known by the Fund to own beneficially 25% or more of the outstanding Shares.

Item 10.  Capital Stock, Long-Term Debt, and Other Securities.

     1. The Fund was incorporated in Minnesota on August 10, 1987. Its authorized capital stock consists of a single class of 250,000,000 shares of Common Stock, par value $.01 per share. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation. Shares are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights.

      Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), all dividends and capital gains distributions ("Distributions") declared by the Fund will be automatically reinvested in additional full and fractional shares of the Fund ("Shares") unless (i) a shareholder elects to receive cash or (ii) Shares are held in nominee name, in which event the nominee should be consulted as to participation in the Plan. Shareholders that participate in the Plan ("Participants") may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the "Agent"), and a service fee of $.75.

     Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Fund for payment of the Distribution in additional Shares at the greater of the Fund's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on the American Stock Exchange (the "AMEX"), or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Fund.

      Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee. Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

      There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Fund. There are no brokerage charges for Shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in Federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

      The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Fund. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO, 80217-3673 or by calling 1-800-647-7374.
Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

      The Fund presently has provisions in its Articles of Incorporation and By-Laws (together, the "Charter Documents") which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Directors or shareholders to amend the Charter Documents or effect changes in the Fund's management. Those provisions of the Charter Documents may be regarded as "anti-takeover" provisions. Specifically, under the Fund's Articles of Incorporation, the affirmative vote of the holders of not less than two thirds (66-2/3%) of the Fund's Shares outstanding and entitled to vote is required to authorize the consolidation of the Fund with another entity, a merger of the Fund with or into another entity, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund, the conversion of the Fund to an open-end company, and any amendment of the Fund's Articles of Incorporation that would affect any of the other provisions requiring a two-thirds vote. Reference is made to the Charter Documents of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions.

      2.  Inapplicable.

      3.  Inapplicable.


      4. The Fund qualified for treatment as, and elected to be, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code for its taxable year ended October 31, 1997, and intends to continue to qualify as a RIC for each subsequent taxable year. However, the Fund reserves the right not to qualify under Subchapter M as a RIC in any year or years. For each taxable year that the Fund qualifies for treatment as a RIC, the Fund (but not its shareholders) will not be required to pay Federal income tax. In addition, the Fund intends to invest in sufficient Municipal Securities so that it will qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders; the dividends payable from net tax-exempt interest earned from Municipal Securities will qualify as exempt-interest dividends if, at the close of each quarter of the taxable year of the Fund, at least 50% of the value of the Fund's total assets consists of Municipal Securities, the interest on which is excludible from gross income under Section 103(a) of the Code, and the Fund designates such dividends as exempt-interest dividends in a written notice mailed to shareholders within sixty days of the end of the Fund's taxable year.

      Exempt-interest dividends distributed to shareholders are not subject to federal income tax except to the extent such interest is subject to the alternative minimum tax, as discussed hereinafter. The percentage of income that is tax-exempt is applied uniformly to all income distributions made during each fiscal year and thus is an annual average for the Fund rather than a day-by-day determination for each shareholder whether such distributions are received in shares or in cash. The percentage of all distributions other than exempt-interest dividends paid by the Fund, including distributions from interest on taxable investments and net realized short-term capital gains, will be taxable to the shareholders as ordinary income. Any distribution of net realized long-term capital gains will generally be subject to Federal taxation as long-term capital gains, regardless of the length of time the investor has held such shares. In the case of distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder, and the tax basis of any shares purchased will be the price paid by the Plan Agent. In the case of distributions made in shares issued by the Fund, the amount of the distribution will be the fair market value of the shares on the payment date, and the tax basis of the shares received will be the same amount.

      Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during January of the following year will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

      For both individuals and corporations, interest paid on certain "private activity bonds" issued on or after August 8, 1986 shall be treated as an item of tax preference and may, therefore, be subject to the alternative minimum tax. Under regulations to be issued by the Secretary of the Treasury, exempt-interest dividends paid by the Fund will be treated by shareholders as interest on "private activity bonds" to the extent of the proportionate amount of interest on private activity bonds received by the Fund. Such exempt-interest dividends constitute a tax preference for both individual and corporate taxpayers in computing the alternative minimum tax.

      Exempt-interest dividends received by a shareholder which are not with respect to "private activity bonds" are not treated as a tax preference item. However, for certain corporate shareholders such dividends will be included in the computation of an adjustment item used in determining such corporation's alternative minimum tax and the environmental tax (the "Superfund Tax"). The adjustment item is 75% of the difference between such corporate shareholder's "adjusted current earnings" and its other alternative minimum taxable income with certain adjustments. Although exempt-interest dividends received by a corporate shareholder will not be included in the gross income of such corporation for Federal income tax purposes, "adjusted current earnings" includes all tax-exempt interest, including exempt-interest dividends received from the Fund. Corporate shareholders are advised to consult their tax advisers with respect to the tax consequences of the alternative minimum tax and the Superfund Tax.

      Sales of shares of the Fund by shareholders will generally be a taxable transaction for Federal income tax purposes and such shareholders will recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if shareholders have held such shares for a period of more than one year. The loss on shares held six months or less will be a long-term capital loss to the extent any long-term capital gain distribution is made with respect to such shares during the period the shareholder owns the shares. In the case of shareholders holding shares of the Fund for six months or less and subsequently selling those shares at a loss after receiving an exempt-interest dividend, the loss will be disallowed to the extent of the exempt-interest dividends received. In addition, no loss will be recognized on the sale or other disposition of shares if the shareholder acquires (through the reinvestment in shares of the Fund or otherwise), or enters into a contract or option to acquire, shares within 30 days before or after the disposition. All taxpayers will be required to disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

      The Fund's hedging activities and transactions in options, futures contracts and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding period of Fund securities and convert short term capital losses into long term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Moreover, the Fund's hedging activities may produce a difference between its book income and its taxable income.

      Distributions from the Fund will not be eligible for the dividends received deduction for corporations.

      The Fund is required by law to withhold 31% of taxable dividends, distributions and redemptions paid to investors who do not furnish to the Fund their correct and properly certified taxpayer identification number (in the case of individuals, their social security number) and in certain other circumstances.

      Currently, up to 85% of a social security recipient's benefits may be included in taxable income for a benefit recipient if the sum of his adjusted gross income, income from tax-exempt sources such as tax-exempt bonds and the Fund plus 50% of his social security benefits received exceeds certain base amounts. Income from the Fund is still tax-exempt to the extent described above; it is only included in the calculation of whether a recipient's income exceeds certain established amounts.

      Interest on indebtedness which is incurred to purchase or carry shares of the Fund, regardless of whether such borrowing is directly traceable to the purchase or carrying of shares of the Fund, is not deductible for federal income tax purposes. Further, the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or private activity bonds held by the Fund or are "related persons" to such users, as such terms are defined by the Code; such persons should consult their tax advisers before investing in the Fund.

      Ownership of shares of the Fund may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, and certain S corporations. Prospective purchasers of the shares should consult their tax advisors as to applicability of any such collateral consequences.

      The foregoing is a general abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning federal income tax matters.

      Individual shareholders of the Fund who are subject to New York State (and New York City) personal income taxation will not be required to include in adjusted gross income for New York State (and New York City) purposes that portion of the Fund's federally tax-exempt dividends which are identified by the Fund as directly attributable to interest earned on the New York Municipal Securities. Fund dividends, including the federally tax-exempt portion thereof, which are attributable to interest on Municipal Securities other than New York Municipal Securities, including interest on obligations of other states or federal obligations, if any, would be taxed as dividends to individual shareholders for purposes of New York State (and New York City) personal income taxation.

      Individual  shareholders  who are  subject to New York State (and New York
City) personal income taxation will also be taxed at rates applicable to other income on distributions of long or short-term capital gains of the Fund. In addition, for New York State (and New York City) tax purposes, an individual shareholder will recognize a taxable long or short-term capital gain or loss in any year in which such shareholder's shares are sold. Generally, capital losses are subject to the same limits on deductibility for New York State (and New York
City) purposes as they are for Federal income tax purposes. Thus, for New York State (and New York City) income tax purposes, as for Federal income tax purposes, no capital loss will be allowed on the sale or exchange of shares held for six months or less up to the amount of exempt-interest dividends received with respect to such shares.

      Generally, corporate shareholders of the Fund which are subject to New York State franchise taxation (and New York City general corporation taxation) are subject to a tax computed on the basis of entire net income allocated to New York, business and investment capital allocated to New York, minimum taxable income allocated to New York (entire net income plus certain salaries for New York City purposes), or a flat rate minimum, whichever produces the greater tax, plus a tax based on subsidiary capital. The entire net income and minimum taxable income of a corporate shareholder will include dividends received from the Fund and investment capital of such a shareholder will include its stock interest in the Fund, without any exclusion for dividends attributable to interest on New York Municipal Securities or for the portion of the Fund's assets attributable to such New York Municipal Securities. Corporate shareholders that are subject to the metropolitan commuter transportation district surcharge will also be required to pay a tax surcharge on the franchise taxes imposed by New York State with respect to Fund dividends and capital gain distributions and gain from the sale or exchange of Fund shares.

      Although shareholders of the Fund will not be subject to New York City unincorporated business taxation solely by reason of their ownership of shares in the Fund, a shareholder who is subject to the New York City unincorporated business tax must include income and gains derived from the Fund in income subject to such tax, except exempt-interest that is directly attributable to interest on New York Municipal Securities.

      Shares of the Fund will be exempt from local property taxes in New York State and New York City.

      5. The following information is provided as of February 20, 1998:

    (1)                       (2)               (3)                (4)
                                             Amount Held   Amount Outstanding
                                             by Registrant Exclusive of
                            Amount           or for its    Amount Shown
   Title of Class           Authorized       Account       Under (3)
   --------------           ----------       -------       ---------

   Shares of Beneficial     250,000,000      None          2,513,779
   Interest, $.01 par value


Item 11.  Defaults and Arrears on Senior Securities.

      Inapplicable.



Item 12.  Legal Proceedings.

      Inapplicable.


Item 13.  Table of Contents of the Statement of Additional Information.

      Reference is made to Item 15 of the Statement of Additional Information.

                                  APPENDIX A

                      Descriptions of Ratings Categories

Municipal Bonds

o Moody's Investor Services, Inc. The ratings of Moody's Investors Service, Inc. ("Moody's") for Municipal Bonds are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Municipal Bonds rated "Aaa" are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than "Aaa" rated Municipal Bonds. The "Aaa" and "Aa" rated bonds comprise what are generally known as "high grade bonds." Municipal Bonds which are rated "A" by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future. Municipal Bonds rated "Baa" are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated Aa1, A1, Baa1, Ba1 and B1 respectively.

      In addition to the alphabetic rating system described above, Municipal Bonds rated by Moody's which have a demand feature that provides the holder with the ability to periodically tender ("put") the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol VMIG to distinguish characteristics which include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the VMIG 1 rating and the lowest by VMIG 4.

o Standard & Poor's Corporation. The ratings of Standard & Poor's Corporation ("S&P") for Municipal Bonds are AAA (Prime), AA (High Grade), A (Good Grade), BBB (Medium Grade), BB, B, CCC, CC, and C (speculative grade). Bonds rated in the top four categories (AAA, AA, A, BBB) are commonly referred to as "investment grade." Municipal Bonds rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The rating of A describes "the third strongest capacity for payment of debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate. The BBB rating is the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. Bonds rated "B" have a greater vulnerability to default, but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Bonds rated "CCC" have a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Bonds noted "CC" typically are debt subordinated to senior debt which is assigned on actual or implied "CCC" debt ratinBonds rated "C" typically are debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Bonds rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

o Fitch. The ratings of Fitch Investors Service, Inc. for Municipal Bonds are AAA, AA, A, BBB, BB, B, CCC, CC, C, DDD, DD, and D. Municipal Bonds rated AAA are judged to be of the "highest credit quality." The rating of AA is assigned to bonds of "very high credit quality." Municipal Bonds which are rated A by Fitch are considered to be of "high credit quality." The rating of BBB is assigned to bonds of "satisfactory credit quality." The A and BBB rated bonds are more vulnerable to adverse changes in economic conditions than bonds with higher ratings. Bonds rated AAA, AA, A and BBB are considered to be of investment grade quality. Bonds rated below BBB are considered to be of speculative quality. The ratings of "BB" is assigned to bonds considered by Fitch to be "speculative." The rating of "B" is assigned to bonds considered by Fitch to be "highly speculative." Bonds rated "CCC" have certain identifiable characteristics which, if not remedied, may lead to default. Bonds rated "CC" are minimally protected. Default in payment of interest and/or principal seems probable over time. Bonds rated "C" are in imminent default in payment of interest or principal. Bonds rated "DDD", "DD" and "D" are in default on interest and/or principal payments. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

o Duff & Phelps' The ratings of Duff & Phelps are as follows: AAA which are judged to be the "highest credit quality". The risk factors are negligible, being only slightly more than for risk-free US Treasury debt. AA+, AA & AA- High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. A+, A & A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress. BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles. BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category. B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade. CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments. DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments. DP Preferred stock with dividend arreages.

Municipal Notes

     o Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Notes bearing the designation MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad- based access to the market for financing. Notes bearing the designation "MIG-2" are of high quality with ample margins of protection, although not as large as notes rated "MIG." Such short-term notes which have demand features may also carry a rating using the symbol VMIG as described above, with the designation MIG-1/VMIG 1 denoting best quality, with superior liquidity support in addition to those characteristics attributable to the designation MIG-1.

      o S&P's rating for Municipal Notes due in three years or less are SP-1, SP-2, and SP-3. SP-1 describes issues with a very strong capacity to pay principal and interest and compares with bonds rated A by S&P; if modified by a plus sign, it compares with bonds rated AA or AAA by S&P. SP-2 describes issues with a satisfactory capacity to pay principal and interest, and compares with bonds rated BBB by S&P. SP-3 describes issues that have a speculative capacity to pay principal and interest.

      o Fitch's rating for Municipal Notes due in three years or less are F-1+, F-1, F-2, F-3, F-S and D. F-1+ describes notes with an exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 describes notes with a very strong credit quality and assurance of timely payment is only slightly less in degree than issues rated F-1+. F-2 describes notes with a good credit quality and a satisfactory assurance of timely payment, but the margin of safety is not as great for issues assigned F-1+ or F-1 ratings. F-3 describes notes with a fair credit quality and an adequate assurance of timely payment, but near-term adverse changes could cause such securities to be rated below investment grade. F-S describes notes with weak credit quality. Issues rated D are in actual or imminent payment default.

Corporate Debt

      The "other debt securities" included in the definition of temporary investments are corporate (as opposed to municipal) debt obligations. The Moody's, S&P and Fitch corporate debt ratings shown do not differ materially from those set forth above for Municipal Bonds.

Commercial Paper

      o Moody's The ratings of commercial paper by Moody's are Prime-1, Prime-2, Prime-3 and Not Prime. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

     o S&P The ratings of  commercial  paper by S&P are A-1, A-2, A-3, B, C, and
D. A-1 indicates that the degree of safety regarding timely payment is strong. A-2 indicates capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. A-3 indicates an adequate capacity for timely payments. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B indicates only speculative capacity for timely payment. C indicates a doubtful capacity for payment. D is assigned to issues in default.

      o Fitch The ratings of commercial paper by Fitch are similar to its ratings of Municipal Notes, above.

The New York Tax-Exempt Income Fund, Inc.
6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated February 26, 1998

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated February 26, 1998. It should be read together with the Prospectus, and the Registration Statement on Form N-2, of which the Prospectus and this Statement of Additional Information are a part. These materials can be inspected and copied at public reference facilities maintained by the Securities and Exchange Commission (the "SEC") in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C., 20549.

TABLE OF CONTENTS

                                                                          Page

Investment Objective and Policies*
Management...................................................................2
Control Persons and Principal Holders of Securities..........................6
Investment Advisory and Other Services*
Brokerage Allocation and Other Practices.....................................6
Tax Status*
Financial Statements.........................................................7
----------------------
*See Prospectus

                                    PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 14.    Cover Page.

            Reference is made to the preceding page.

Item 15.    Table of Contents.

            Reference is made to the preceding page and to Items 16 through 23 of the Statement of Additional Information set forth below.

Item 16.    General Information and History.

            Inapplicable.

Item 17.    Investment Objective and Policies.

            Reference is made to Item 8 of the Prospectus.

Item 18.    Management.

Directors and Officers of the Fund. The Fund's Directors and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. All of the Directors are also trustees, directors or managing general partners of Oppenheimer Total Return Fund, Inc., Oppenheimer Real Asset Fund, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Cash Reserves, Oppenheimer Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer International Bond Fund, Centennial America Fund, L.P., Oppenheimer Champion Income Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds,
Oppenheimer Integrity Funds, Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Centennial California Tax Exempt Trust and Panorama Series Fund, Inc. (all of the foregoing funds are collectively referred to as the "Denver-based Oppenheimer funds") except for (i) Ms. Macaskill, who is a Trustee, Director or Managing General Partner of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Panorama Series Fund, Inc. and Oppenheimer Variable Account Funds, (ii) Mr. Fossel, who is not a trustee of Centennial New York Tax-Exempt Trust or a Managing General Partner of Centennial America Fund, L.P. and (iii) Mr. Bowen, who is not a Trustee, Director or Managing General Partner of Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Panorama Series Fund, Inc., Oppenheimer Variable Account Funds, Centennial New York Tax-Exempt Trust and Centennial America Fund, L.P. All of the Fund's officers except Mr. Patterson are officers of the Denver-based Oppenheimer funds. Ms. Macaskill is President and Mr. Swain is Chairman and Chief Executive Officer of the Denver-based Oppenheimer funds. As of February 20, 1998, the Directors and officers of the Fund as a group owned less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Adviser (for which plan two officers of the Fund, Bridget A. Macaskill and Andrew J. Donohue, are directors).

Robert G. Avis, Director*; Age: 66
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

William A. Baker, Director; Age: 82
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

George C. Bowen, Director, Vice President,  Treasurer, and Assistant Secretary*;
Age: 61 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Adviser; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July
1991) and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); an officer of other Oppenheimer funds.

Charles Conrad, Jr., Director; Age: 67
1501 Quail Street, Newport Beach, CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

Jon S. Fossel, Director; Age: 55
P.O. Box 44, Mead Street, Waccabuc, New York  10597
Formerly Chairman and a director of the Adviser, President and a director of Oppenheimer Acquisition Corp. ("OAC"), the Adviser's parent holding company, and Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Adviser.

Sam Freedman, Director; Age: 57
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of SSI, Chairman, Chief Executive and Officer and director of SFSI, Vice President and director of OAC and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski, Director; Age: 68
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company).

C. Howard Kast, Director; Age: 76
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Director; Age: 76
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Bridget A. Macaskill, President and Director*; Age: 49
Two World Trade Center, New York, New York 10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Adviser; President and director (since June 1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September 1995) and a director (since October 1990) of OAC; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Adviser; a director of Oppenheimer Real Asset Management, Inc. (since July 1996) ; President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund adviser subsidiary of the Adviser ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Adviser.

Ned M. Steel, Director; Age: 82
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

James C. Swain, Chairman, Chief Executive Officer and Director*; Age: 64
6803 South Tucson Way, Englewood, Colorado 80112
Vice Chairman of the Adviser (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Adviser ("Centennial"), and Chairman of the Board of SSI.

Robert E. Patterson, Vice President and Portfolio Manager; Age: 54.
Senior Vice President of the Adviser (since 1993); an officer of other Oppenheimer funds.

Andrew J. Donohue, Vice President and Secretary; Age: 47
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Adviser; Executive Vice President (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. since (September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September 1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July
1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; a director of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age: 39
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Adviser/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Adviser/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Adviser.

Scott T. Farrar, Assistant Treasurer; Age: 32
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Adviser/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Adviser/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Adviser.

Robert G. Zack, Assistant Secretary; Age: 49
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Adviser, Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

---------------------
* A Director who is an  "interested person" of the Fund.

     o Remuneration of Directors. The officers of the Trust and certain Directors of the Fund (Ms. Macaskill and Messrs. Swain and Bowen) who are affiliated with the Adviser receive no salary or fee from the Fund. Mr. Fossel did not receive any salary or fees from the Fund prior to January 1, 1997. The remaining Directors of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended October 31, 1997. The compensation from all of the Denver- based Oppenheimer funds includes the Fund and is compensation received as a Trustee, Director, Managing General Partner or member of a committee of the Board of those funds during the calendar year 1997.




                                                      Total Compensation
                              Aggregate               From All
                              Compensation            Denver-based
Name and Position             from Fund               Oppenheimer funds1

Robert G. Avis                $271                    $63,501
  Director

William A. Baker              $331                    $77,502
  Audit and Review
  Committee Member,
  Ex Officio Member2
  and Director

Charles Conrad, Jr.           $308                    $72,000
  Director3

Jon S. Fossel                 $270                    $63,277
  Director

Sam Freedman                  $284                    $66,501
  Audit and Review
  Committee Member2
  and Director

Raymond J. Kalinowski         $306                    $71,561
  Audit and Review Committee
  Member2 and Director

C. Howard Kast                $327                    $76,503
  Audit and Review Committee
 Chairman2 and Director

Robert M. Kirchner            $307                    $72,000
  Director3

Ned M. Steel                  $271                    $63,501
  Director

----------------------
1 For the 1997 calendar year.
2 Committee positions effective July 1, 1997.
3 Prior to July 1, 1997, Messrs. Conrad and Kirchner were also members of the Audit and Review Committee.

Deferred  Compensation  Plan.  The Board of  Directors  has  adopted a  Deferred
Compensation plan for disinterested directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. None of the Directors currently participates in the plan. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Directors' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Director under the plan for the limited purpose of determining the value of the Director's deferred fee account.

Item 19.    Control Persons and Principal Holders of Securities.

    1.      Inapplicable.

    2. As of February 20, 1998, the only persons know by the management of the Fund to own or be the beneficial owner of 5% or more of the outstanding shares of the Fund were Prudential Securities, Inc., One York Plaza, Floor 8, New York, New York 10004, which owned 349,072 shares (13.88% of the shares); Advest, Inc.,90 State House Square, Suite 5, Hartford Connecticut 06103, which owned 188,098 shares for the benefit of its customers (7.48% of the shares); Smith Barney, Inc., 388 Greenwich Street, 30th Floor, New York, New York 10013-2375, which owned 161,140 shares for the benefit of its customers (6.41% of the shares); and Paine Webber Incorporated, 1000 Harbor Boulevard, 6th Floor, Union City, New Jersey 07087-6727, which owned of record 135,084 shares for the benefit of its customers (5.37% of the shares).

     3. As of February 20, 1998, the directors and officers of the Fund as a group owned less than 1% of the outstanding Shares.

Item 20.    Investment Advisory and Other Services.
            Reference is made to Item 9 of the Prospectus.

Item 21.    Brokerage Allocation and Other Practices.

     1. and 2. The Fund paid no brokerage commissions during the fiscal years ended October 31, 1995, 1996 and 1997.

    The Adviser supplies portfolio management, selects brokers and supplies investment research in accordance with the Fund's policies. The Fund does not intend to effect portfolio transactions through any broker which is an affiliated person of the Fund or its Adviser although the Fund reserves the right to do so.

    As most purchases of portfolio securities made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net price.

    3. The Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") contains provisions relating to the selection of brokers, dealers and futures commission merchants (collectively referred to as "brokers") for the Fund's portfolio transactions. The Adviser may employ brokers as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Adviser has no duty or obligation to seek advance competitive bidding for the most favorable commission rate or to select any broker-dealer on the basis of its purported or "posted" commission rates but will, to the best of its ability endeavor to be aware of the current level of charges of eligible broker-dealers and to minimize the expense incurred by the Fund to the extent consistent with the interests and policies of the Fund as established by the Board of Directors and the provisions of the Agreement.

    Certain other investment companies advised by the Adviser and its affiliates have investment objectives and policies similar to those of the Fund. If transactions on behalf of more than one fund during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the security to which the option relates.

    If brokers are used for portfolio transactions, brokers may be selected for their execution and/or research services, on which no dollar value can be placed. Information received by the Adviser for those other accounts may or may not be useful to the Fund. The commissions paid to such dealers may be higher than another qualified dealer would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided. Subject to applicable regulations, sales of shares of the Fund and/or investment companies advised by the Adviser or its affiliates may also be considered as a factor in directing transactions to brokers, but only in conformity with the price, execution and other considerations and practices discussed above.

    Such research, which may be provided by a broker through a third party, includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Adviser, to make available additional views for consideration and comparisons, and to enable the Adviser to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase.

    4.  Inapplicable.

    5.  Inapplicable.

Item 22.  Tax Status.

    Reference is made to Item 10 of the Prospectus.

Item 23.  Financial Statements.

    1.      Statement of Investments
    2.      Statement of Assets and Liabilities
    3.      Statement of Operations
    4.      Statements of Changes in Net Assets
    5.      Financial Highlights
    6.      Notes to Financial Statements
    7.      Independent Auditors' Report
    8.      Independent Auditors' Consent


                                    PART C

                               OTHER INFORMATION



Item 24.  Financial Statements and Exhibits.

          1.  Financial Statements.

                    (a) Statement of Investments - (See Part B, Statement of Additional Information): Filed herewith.

                    (b) Statement of Assets and Liabilities - (See Part B, Statement of Additional Information): Filed herewith.

                    (c) Statement of Operations - (See Part B, Statement of Additional Information): Filed herewith.

                    (d) Statements of Changes in Net Assets - (See Part B, Statement of Additional Information): Filed herewith.

                    (e) Financial Highlights - (See Part B, Statement of Additional Information): Filed herewith.

                    (f) Notes to Financial  Statements - (See Part B,  Statement
               of Additional Information): Filed herewith.

                    (g) Independent Auditors' Report - (See Part B, Statement of
               Additional Information): Filed herewith.

                    (h) Independent  Auditors'  Consent - (See Part B, Statement
               of Additional Information): Filed herewith.

              2.    Exhibits:

                    (a) Articles of Incorporation of the Registrant: Previously filed as Exhibit 1 to Fund's Registration Statement on Form N-2 (Investment Company Act File No. 811-5278), filed with the Securities and Exchange Commission on August 11, 1987, and refiled pursuant to Item 102 of Regulation S-T with Registrant's Amendment No. 11, 2/28/95, and incorporated herein by reference.

                    (b) By-Laws of the Registrant: Previously filed as Exhibit 2 to Amendment No. 1 to the Fund's Registration Statement on Form N-2 (Investment Company Act File No. 811-5278), filed with the Securities and Exchange Commission on September 14, 1987, and refiled pursuant to Item 102 of Regulation S-T with Registrant's Amendment No. 11, 2/28/95, and incorporated herein by reference.

                    (c) Not applicable.

                    (d) Specimen certificate for Shares of Capital Stock of the Registrant: Previously filed with Registrant's Amendment No. 7, 2/28/91, and refiled with Registrant's Amendment No. 11, 2/28/95, and refiled pursuant to Item 102 of Regulation S-T with Registrant's Amendment No. 11, 2/28/95, and incorporated herein by reference.

                    (e) See (j)(2) and (j)(3) below.

                    (f) Not applicable.

                    (g) Investment Advisory Agreement with OppenheimerFunds, Inc. dated 10/22/90 - Previously filed with Registrant's Amendment No. 7, 2/28/91, and incorporated herein by reference.

                    (h) Not applicable.

                    (i) Not applicable.

                    (j) (1) Custodian Agreement between Registrant and Citibank,
                    N.A.: previously filed with Registrant's Amendment No. 11, 2/28/95, and incorporated herein by reference.

                         (2) Registrar,  Transfer  Agency and Service  Agreement
                    between Registrant and Shareholder Financial Services, Inc.: previously filed with Registrant's Amendment No. 11, 2/28/95, and incorporated herein by reference.

                         (3) Co-Transfer Agency Agreement between Registrant and
                    United Missouri Trust Company of New York: previously filed with Registrant's Amendment No. 11, 2/28/95, and incorporated herein by reference.

                    (k) Not applicable.

                    (l) Not applicable.

                    (m) Not applicable.

                    (n) Not applicable.

                    (o) Not applicable.

                    (p) Not applicable.

                    (q) Not applicable.

                    (r) Financial data schedule: Filed herewith.

Item 25.      Marketing Arrangements.

              Inapplicable.

Item 26.      Other Expenses of Issuance and Distribution.

              Inapplicable.

Item 27.      Persons Controlled by or under Common Control with Registrant.

              None.

Item 28.      Number of Holders of Securities.

                                                 (2)
                                             Number of
                   (1)                  Record Holders at
             Title of Class             February 20, 1998

             Shares of Common Stock     790

Item 29.  Indemnification.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

          Registrant, in conjunction with the Registrant's Directors, and other registered management investment companies managed by the Adviser, generally maintains insurance on behalf of any person who is or was a Director, officer, employee, or agent of Registrant.

Item 30.   Business and Other Connections of Investment Adviser

(a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

(b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with        Other Business and Connections
OppenheimerFunds, Inc.("OFI")         During the Past Two Years

Mark J.P. Anson,
Vice President                       Vice President of Oppenheimer Real Asset Management, Inc. ("ORAMI"); formerly Vice President of Equity Derivatives at Salomon Brothers, Inc.

Peter M. Antos,
Senior Vice President                 An officer and/or portfolio manager of certain Oppenheimer funds; a Chartered Financial
                                       Analyst; Senior Vice President of
                                      HarbourView Asset Management Corporation
                                      ("HarbourView"); prior to March, 1996 he was the senior equity portfolio manager for the Panorama Series Fund, Inc. (the
                                      "Company") and other mutual funds and pension funds managed by G.R. Phelps & Co. Inc. ("G.R. Phelps"), the Company's
                                      former investment adviser, which was a subsidiary of
                                      Connecticut Mutual Life Insurance Company; was also
                                      responsible for managing the common stock department and
                                      common stock investments of Connecticut Mutual Life Insurance
                                      Co.
Lawrence Apolito,
Vice President                        None.

Victor Babin,
Senior Vice President                 None.

Bruce Bartlett,
Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds.  Formerly a Vice President and Senior Portfolio Manager
                                      at First of America Investment Corp.

Beichert, Kathleen
Vice President                        None.

Rajeev Bhaman,
Vice President                        Formerly Vice President (January 1992 - February, 1996) of Asian Equities for Barclays
                                      de Zoete Wedd, Inc.

Robert J. Bishop,
Vice President                        Vice President of Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly  an Assistant
                                      Vice President of OFI/Mutual Fund Accounting (April 1994-
                                      May 1996), and a Fund Controller for OFI.

George C. Bowen,
Senior Vice President & Treasurer     Vice President (since June 1983) and Treasurer  (since March 1985) of OppenheimerFunds
                                      Distributor, Inc. (the
                                      "Distributor"); Vice President  (since October 1989) and
                                      Treasurer (since April 1986) of  HarbourView; Senior Vice
                                      President (since February 1992), Treasurer (since July 1991)and a director (since December 1991) of Centennial;  President,
                                      Treasurer and a director of  Centennial Capital Corporation
                                      (since June 1989);  Vice President and Treasurer (since August
                                      1978) and Secretary  (since April 1981) of Shareholder
                                      Services, Inc. ("SSI"); Vice President, Treasurer and Secretary
                                      of Shareholder Financial Services, Inc. ("SFSI") (since
                                      November 1989); Treasurer of Oppenheimer Acquisition Corp.
                                      ("OAC") (since June 1990); Treasurer of Oppenheimer
                                      Partnership Holdings, Inc. (since November 1989); Vice
                                      President and Treasurer  of ORAMI (since July 1996);  Chief
                                      Executive Officer, Treasurer and a  director of  MultiSource
                                      Services, Inc., a broker-dealer (since December 1995); an
                                      officer of other Oppenheimer funds.

Scott Brooks,
Vice President                        None.

Susan Burton,
Assistant Vice President              None.

Adele Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division         Formerly Assistant Vice President of Rochester Fund Services, Inc.

Michael Carbuto,
Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of
                                      Centennial.

Ruxandra Chivu,
Assistant Vice President              None.


H.D. Digby Clements,
Assistant Vice President:
Rochester Division                    None.

O. Leonard Darling,
Executive Vice President              Trustee (1993 - present) of Awhtolia College - Greece.

Robert A. Densen,
Senior Vice President                 None.

Sheri Devereux,
Assistant Vice President              None.

Robert Doll, Jr.,
Executive Vice President & Director An officer and/or portfolio manager of certain Oppenheimer funds. John Doney, Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Andrew J. Donohue,
Executive Vice President,
General Counsel and Director          Executive Vice President (since September 1993),  and a director (since January 1992) of the
                                      Distributor; Executive Vice
                                      President, General Counsel and a director of  HarbourView, SSI,
                                      SFSI and Oppenheimer Partnership Holdings, Inc. since
                                      (September 1995)  and   MultiSource Services, Inc. (a broker-
                                      dealer) (since December 1995);  President and a director of
                                      Centennial (since September 1995); President and a director of
                                      ORAMI (since July 1996);  General Counsel  (since May 1996)
                                      and Secretary (since April 1997) of  OAC; Vice President of
                                      OppenheimerFunds International, Ltd. ("OFIL") and
                                      Oppenheimer Millennium Funds plc (since October 1997);  an officer of other Oppenheimer funds.

George Evans,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Edward Everett,
Assistant Vice President              None.

Scott Farrar,
Vice President                        Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds;
                                      formerly  an Assistant Vice President of OFI/Mutual Fund
                                      Accounting  (April 1994-May  1996),  and a
                                      Fund Controller for OFI.

Leslie A. Falconio,
Assistant Vice President              None.

Katherine P. Feld,
Vice President and Secretary          Vice President and Secretary of the Distributor; Secretary of HarbourView, MultiSource and
                                      Centennial; Secretary, Vice
                                      President and Director of Centennial Capital Corporation; Vice
                                      President and Secretary of ORAMI.

Ronald H. Fielding,
Senior Vice President; Chairman:
Rochester Division                    An officer, Director and/or portfolio manager of certain Oppenheimer funds;  Presently he holds the following other
                                      positions: Director (since 1995) of ICI Mutual Insurance
                                      Company; Governor (since 1994) of St. John's College; Director
                                      (since 1994 - present) of International Museum of Photography at George Eastman House; Director (since 1986) of GeVa
                                      Theatre. Formerly he held the following positions: formerly,
                                      Chairman of the Board and Director of Rochester Fund
                                      Distributors, Inc. ("RFD"); President and Director of Fielding
                                      Management Company, Inc. ("FMC"); President and Director of
                                      Rochester Capital Advisors, Inc. ("RCAI"); Managing Partner of
                                      Rochester Capital Advisors, L.P., President and Director of
                                      Rochester Fund Services, Inc. ("RFS"); President and Director
                                      of Rochester Tax Managed Fund, Inc.; Director (1993 - 1997)
                                      of VehiCare Corp.; Director (1993 - 1996) of VoiceMode.

John Fortuna,
Vice President                        None.

Patricia Foster,
Vice President                        Formerly she held the following positions: An officer of certain former Rochester funds
                                     (May, 1993 - January, 1996); Secretary
                                      of Rochester Capital Advisors, Inc. and General Counsel (June,
                                      1993 - January 1996) of Rochester Capital Advisors, L.P.

Jennifer Foxson,
Assistant Vice President              None.

Paula C. Gabriele,
Executive Vice President              Formerly, Managing Director (1990-1996) for Bankers Trust Co.

Robert G. Galli,
Vice Chairman                         Trustee of the New York-based Oppenheimer Funds. Formerly Vice President and General Counsel
                                      of Oppenheimer Acquisition Corp.

Linda Gardner,
Vice President                        None.

Alan Gilston,
Vice President                        Formerly Vice President for Schroder Capital Management International.

Jill Glazerman,
Assistant Vice President              None.

Jeremy Griffiths,
Chief Financial Officer               Currently a Member and Fellow of the Institute of Chartered Accountants; formerly an accountant for Arthur Young (London, U.K.).

Robert Grill,
Vice President                        Formerly Marketing Vice President for Bankers Trust Company (1993-1996); Steering Committee
                                      Member, Subcommittee Chairman for American Savings Education Council (1995-1996).

Caryn Halbrecht,
Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds; formerly Vice President of Fixed Income Portfolio Management at Bankers Trust.

Elaine T. Hamann,
Vice President                        Formerly Vice President (September, 1989 - January, 1997) of Bankers Trust Company.

Glenna Hale,
Director of Investor Marketing        Formerly, Vice President (1994-1997) of Retirement Plans Services for OppenheimerFunds
                                      Services.

Thomas B. Hayes,
Vice President                        None.

Barbara Hennigar,
Executive Vice President and
Chief Executive Officer of
OppenheimerFunds Services,
a division of the Adviser             President and Director of SFSI; President and Chief executive Officer of SSI.

Dorothy Hirshman,                     None.
Assistant Vice President

Alan Hoden,
Vice President                        None.

Merryl Hoffman,
Vice President                        None.

Nicholas Horsley,
Vice President                        Formerly a Senior Vice President and Portfolio Manager for Warburg, Pincus Counselors, Inc.
                                      (1993-1997), Co-manager of
                                      Warburg, Pincus Emerging Markets Fund (12/94 - 10/97), Co-
                                      manager  Warburg,   Pincus   Institutional
                                      Emerging  Markets Fund - Emerging  Markets
                                      Portfolio  (8/96 - 10/97),  Warburg Pincus
                                      Japan   OTC  Fund,   Associate   Portfolio
                                      Manager  of Warburg  Pincus  International
                                      Equity Fund, Warburg Pincus  Institutional
                                      Fund - Intermediate Equity Portfolio,  and
                                      Warburg Pincus EAFE Fund.

Scott T. Huebl,
Assistant Vice President              None.

Richard Hymes,
Assistant Vice President              None.

Jane Ingalls,
Vice President                        None.

Byron Ingram,
Assistant Vice President              None.

Ronald Jamison,
Vice President                        Formerly Vice President and Associate General Counsel at Prudential Securities, Inc.

Frank Jennings,
Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds; formerly, a Managing
                                      Director of Global Equities at Paine Webber's Mitchell Hutchins division.

Thomas W. Keffer,
Senior Vice President                 Formerly Senior Managing Director (1994 - 1996) of Van Eck Global.

Avram Kornberg,
Vice President                        None.

Joseph Krist,
Assistant Vice President              None.

Paul LaRocco,
Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds; formerly, a Securities
                                      Analyst for Columbus Circle Investors.

Michael Levine,
Assistant Vice President              None.

Shanquan Li,
Vice                                  President  Director of Board (since 2/96),
                                      Chinese   Finance    Society;    formerly,
                                      Chairman  (11/94-2/96),   Chinese  Finance
                                      Society; and Director (6/94-6/95), Greater
                                      China Business Networks.

Stephen F. Libera,
Vice President                        An officer and/or portfolio manager for certain Oppenheimer funds; a Chartered Financial
                                      Analyst; a Vice President of HarbourView; prior to March 1996, the senior bond portfolio manager for  Panorama Series Fund Inc., other mutual funds and pension accounts managed by G.R. Phelps; also responsible for managing the public fixed-income securities department at
                                      Connecticut Mutual Life Insurance Co.

Mitchell J. Lindauer,
Vice President                        None.

David Mabry,
Assistant Vice President              None.

Steve Macchia,
Assistant Vice President              None.

Bridget Macaskill,
President, Chief Executive Officer
and Director                          Chief Executive Officer (since September 1995); President and director (since June 1991)
                                      of  HarbourView; Chairman and a
                                      director of SSI (since August 1994), and SFSI (September
                                      1995); President (since September  1995) and a director  (since
                                      October  1990) of  OAC; President (since September 1995) and a director  (since November 1989) of  Oppenheimer Partnership
                                      Holdings, Inc., a holding company subsidiary  of OFI; a director of ORAMI (since July 1996) ; President and a director (since
                                      October 1997) of OFIL, an offshore fund manager subsidiary of
                                      OFI and Oppenheimer Millennium Funds plc (since October
                                      1997); President and  a director of other Oppenheimer funds;  a director of the NASDAQ Stock Market, Inc. and of Hillsdown
                                      Holdings plc (a U.K. food company); formerly an Executive
                                      Vice President of OFI.

Wesley Mayer,
Vice President                        Formerly Vice President (January, 1995 - June, 1996) of Manufacturers Life Insurance Company.

Loretta McCarthy,
Executive Vice President              None.

Tanya Mrva,
Assistant Vice President              None.

Lisa Migan,
Assistant Vice President              None.

Robert J. Milnamow,
Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds; formerly a Portfolio Manager
                                     (August, 1989 - August, 1995) with Phoenix Securities Group.

Denis R. Molleur,
Vice President                        None.

Linda Moore,
Vice President                        Formerly, Marketing Manager (July 1995-November 1996) for Chase Investment Services Corp.

Tanya Mrva,
Assistant Vice President              None.

Kenneth Nadler,
Vice President                        None.

David Negri,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Barbara Niederbrach,
Assistant Vice President              None.

Robert A. Nowaczyk,
Vice President                        None.

Richard M. O'Shaugnessy,
Assistant Vice President:
Rochester Division                    None.

Gina M. Palmieri,
Assistant Vice President              None.

Robert E. Patterson,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

John Pirie,
Assistant Vice President              Formerly, a Vice President with Cohane  Rafferty Securities, Inc.

Jane Putnam,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Russell Read,
Senior Vice President                 Vice President of Oppenheimer Real Asset Management, Inc. (since March, 1995); formerly director of Quantitative Research
                                      for the Adviser.  Prior to that he was a lecturer at Stamford
                                      University, an investment manager for The Prudential, and
                                      Associate Economist for the First National Bank of Chicago.

Thomas Reedy,
Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds; formerly, a Securities
                                      Analyst for the Adviser.

David Robertson,
Vice President                        None.

Adam Rochlin,
Vice President                        None.

Michael S. Rosen
Vice President; President,
Rochester Division                    An officer and/or portfolio manager of certain Oppenheimer funds; Formerly, Vice President
                                     (June, 1983 - January, 1996) of
                                      RFS, President and Director of RFD; Vice President and
                                      Director of FMC; Vice President and director of RCAI; General
                                      Partner of RCA; Vice President and Director of Rochester Tax
                                      Managed Fund Inc.

Richard H. Rubinstein,
Senior                                Vice President An officer and/or portfolio
                                      manager  of  certain   Oppenheimer  funds;
                                      formerly  Vice   President  and  Portfolio
                                      Manager/Security  Analyst for  Oppenheimer
                                      Capital Corp., an investment adviser.

Lawrence Rudnick,
Assistant Vice President              None.

James Ruff,
Executive Vice President              None.

Valerie Sanders,
Vice President                        None.

Ellen Schoenfeld,
Assistant Vice President              None.

Stephanie Seminara,
Vice President                        Formerly, Vice President of Citicorp Investment Services.

Richard Soper,
Vice President                        None.

Nancy Sperte,
Executive Vice President              None.

Donald W. Spiro,
Chairman                              Emeritus  and Director  Vice  Chairman and
                                      Trustee of the New York-based  Oppenheimer
                                      Funds; formerly Chairman of the Adviser and the Distributor.

Richard A. Stein,
Vice President: Rochester Division    Assistant Vice President (since 1995) of Rochester Capitol Advisors, L.P.

Arthur Steinmetz,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Ralph Stellmacher,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

John Stoma,
Senior Vice President, Director
Retirement Plans                      Formerly Vice President of U.S. Group Pension Strategy and Marketing for Manulife Financial.

Michael C. Strathearn,
Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds; a Chartered Financial
                                      Analyst; a Vice President of
                                      HarbourView; prior to March 1996, an equity portfolio manager for Panorama Series Fund, Inc. and other mutual funds and
                                      pension accounts managed by G.R. Phelps.

James C. Swain,
Vice Chairman of the Board            Chairman, CEO and Trustee, Director or Managing Partner of the Denver-based Oppenheimer
                                      Funds; President and a Director
                                      of Centennial; formerly President and Director of OAMC, and
                                      Chairman of the Board of SSI.

James Tobin,
Vice President                        None.

Jay Tracey,
Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds; formerly Managing Director of Buckingham Capital Management.

Gary Tyc,
Vice President, Assistant
Secretary and Assistant Treasurer     Assistant Treasurer of the Distributor and SFSI.

Ashwin Vasan,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Dorothy Warmack,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Jerry Webman,
Senior                                Vice President  Director of New York-based
                                      tax-exempt fixed income Oppenheimer funds;
                                      Formerly,   Managing  Director  and  Chief
                                      Fixed  Income   Strategist  at  Prudential
                                      Mutual Funds.

Christine Wells,
Vice President                        None.

Joseph Welsh,
Assistant Vice President              None.

Kenneth B. White,
Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds; a Chartered Financial
                                      Analyst; Vice President of
                                      HarbourView; prior to March 1996, an equity portfolio manager for Panorama Series Fund, Inc. and other mutual funds and
                                      pension funds managed by G.R. Phelps.

William L. Wilby,
Senior Vice President                 An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of
                                      HarbourView.

Carol Wolf,
Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of
                                      Centennial; Vice President, Finance and
                                      Accounting and member of the Board of Directors of the Junior
                                      League of Denver, Inc.; Point of Contact: Finance Supporters of
                                      Children; Member of the Oncology Advisory Board of the
                                      Childrens Hospital; Member of the Board of Directors of the
                                      Colorado Museum of Contemporary Art.

Caleb Wong,
Assistant Vice President              None.

Robert G. Zack,
Senior Vice President and
Assistant Secretary, Associate
General Counsel                       Assistant Secretary of SSI (since May 1985), and  SFSI (since November 1989);  Assistant
                                      Secretary of Oppenheimer
                                      Millennium Funds plc (since October 1997);  an officer of other
                                      Oppenheimer funds.

Jill Zachman,
Assistant Vice President:
Rochester Division                    None.

Arthur J. Zimmer,
Senior Vice President                 An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of
                                      Centennial.

      The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds and the Oppenheimer/Quest Rochester Funds, as set forth below:

      New York-based Oppenheimer Funds
      Oppenheimer California Municipal Fund
      Oppenheimer Capital Appreciation Fund
      Oppenheimer Developing Markets Fund
      Oppenheimer Discovery Fund
      Oppenheimer Enterprise Fund
      Oppenheimer Global Fund
      Oppenheimer Global Growth & Income Fund
      Oppenheimer Gold & Special Minerals Fund
      Oppenheimer Growth Fund
      Oppenheimer International Growth Fund
      Oppenheimer International Small Company Fund
      Oppenheimer Money Market Fund, Inc.
      Oppenheimer Multi-Sector Income Trust
      Oppenheimer Multi-State Municipal Trust
      Oppenheimer Multiple Strategies Fund
      Oppenheimer Municipal Bond Fund
      Oppenheimer New York Municipal Fund
      Oppenheimer Series Fund, Inc.
      Oppenheimer U.S. Government Trust
      Oppenheimer World Bond Fund
      Quest/Rochester Funds
      Limited Term New York Municipal Fund
      Oppenheimer Bond Fund For Growth
      Oppenheimer MidCap Fund
      Oppenheimer Quest Capital Value Fund, Inc.
      Oppenheimer Quest For Value Funds
      Oppenheimer Quest Global Value Fund, Inc.
      Oppenheimer Quest Value Fund, Inc.
      Rochester Fund Municipals
      Denver-based Oppenheimer Funds
      Centennial America Fund, L.P.
      Centennial California Tax Exempt Trust
      Centennial Government Trust
      Centennial Money Market Trust
      Centennial New York Tax Exempt Trust
      Centennial Tax Exempt Trust
      Oppenheimer Cash Reserves
      Oppenheimer Champion Income Fund
      Oppenheimer Equity Income Fund
      Oppenheimer High Yield Fund
      Oppenheimer Integrity Funds
      Oppenheimer International Bond Fund
      Oppenheimer Limited-Term Government Fund
      Oppenheimer Main Street Funds, Inc.
      Oppenheimer Municipal Fund
      Oppenheimer Real Asset Fund
      Oppenheimer Strategic Income Fund
      Oppenheimer Total Return Fund, Inc.
      Oppenheimer Variable Account Funds
      Panorama Series Fund, Inc.
      The New York Tax-Exempt Income Fund, Inc.

     The address of OppenheimerFunds, Inc., the New York-based Oppenheimer Funds, the Quest Funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

      The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services,
Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.

     The address of MultiSource Services, Inc. is 1700 Lincoln Street, Denver, Colorado 80203.

      The address of the Rochester-based funds is 350 Linden Oaks, Rochester, New York 14625-2807.


Item 29.    Principal Underwriter

(a) OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

(b) The directors and officers of the Registrant's principal underwriter are:

Name & Principal             Positions & Offices         Positions & Offices
Business Address             with Underwriter            with Registrant

George C. Bowen(1)           Vice President and          Vice President and
                             Treasurer                   Treasurer of the
                                                         Oppenheimer funds.

Julie Bowers                 Vice President              None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan             Vice President              None
1940 Cotswold Drive
Orlando, FL 32825

Maryann Bruce(2)             Senior Vice President;      None
                             Director: Financial
                             Institution Division

Robert Coli                  Vice President              None
12 White Tail Lane
Bedminster, NJ 07921

Ronald T. Collins            Vice President              None
710-3 E. Ponce de Leon Ave.
Decatur, GA  30030

William Coughlin             Vice President              None
542 West Surf - #2N
Chicago, IL  60657

Mary Crooks(1)

Rhonda Dixon-Gunner(1)       Assistant Vice President    None

Andrew John Donohue(2)       Executive Vice              Secretary of the
                             President & Director        Oppenheimer funds.

Wendy H. Ehrlich             Vice President              None
4 Craig Street
Jericho, NY 11753

Kent Elwell                  Vice President              None
41 Craig Place
Cranford, NJ  07016

Todd Ermenio                 Vice President              None
11011 South Darlington
Tulsa, OK  74137

John Ewalt                   Vice President              None
2301 Overview Dr. NE
Tacoma, WA 98422
George Fahey                 Vice President              None
201 E. Rund Grove Rd.
#26-22
Lewisville, TX 75067

Katherine P. Feld(2)         Vice President              None
                             & Secretary

Mark Ferro                   Vice President              None
43 Market Street
Breezy Point, NY 11697

Ronald H. Fielding(3)        Vice President              None

Reed F. Finley               Vice President              None
1215 W. 10th Street
Apt. 510
Cleveland, OH  44113
Birmingham, MI  48009

Ronald R. Foster             Senior Vice President       None
11339 Avant Lane
Cincinnati, OH 45249

Patricia Gadecki             Vice President              None
950 First St., S.
Suite 204
Winter Haven, FL  33880

Luiggino Galleto             Vice President              None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                   Vice President              None
5506 Bryn Mawr
Dallas, TX 75209

Ralph Grant(2)               Vice President/National     None
                             Sales Manager

Sharon Hamilton              Vice President              None
720 N. Juanita Ave.,#1
Redondo Beach, CA 90277

C. Webb Heidinger(2)         Vice President              None

Byron Ingram(2)              Assistant Vice President    None

Mark D. Johnson              Vice President              None
409 Sundowner Ridge Court
Wildwood, MO  63011

Michael Keogh(2)             Vice President              None

Richard Klein                Vice President              None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Daniel Krause                Vice President              None
560 Beacon Hill Drive
Orange Village, OH  44022

Ilene Kutno(2)               Assistant Vice President    None

Todd Lawson                  Vice President              None
3333 E. Bayaud Avenue
Unit 714
Denver, CO 80209

Wayne A. LeBlang             Senior Vice President       None
23 Fox Trail
Lincolnshire, IL 60069

Dawn Lind                    Vice President              None
7 Maize Court
Melville, NY 11747

James Loehle                 Vice President              None
30 John Street
Cranford, NJ  07016


Todd Marion                  Vice President              None
39 Coleman Avenue
Chatham, N.J. 07928

Marie Masters                Vice President              None
520 E. 76th Street
New York, NY  10021

John McDonough               Vice President              None
P.O. Box 760
50 Riverview Road
New Castle, NH  03854

Tanya Mrva(2)                Assistant Vice President    None

Laura Mulhall(2)             Senior Vice President       None

Charles Murray               Vice President              None
18 Spring Lake Drive
Far Hills, NJ 07931

Wendy Murray                 Vice President              None
32 Carolin Road
Upper Montclair, NJ 07043

Denise-Marke Nakamura        Vice President              None
2870 White Ridge Place, #24
Thousand Oaks, CA  91362

Chad V. Noel                 Vice President              None
60 Myrtle Beach Drive
Henderson, NV  89014

Joseph Norton                Vice President              None
2518 Fillmore Street
San Francisco, CA  94115

Kevin Parchinski             Vice President              None
1105 Harney St., #310
Omaha, NE  68102

Gayle Pereira                Vice President              None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit            Vice President              None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti                Vice President              None
1777 Larimer St. #807
Denver, CO  80202

Steve Puckett                Vice President              None
2555 N. Clark, #209
Chicago, IL  60614

Elaine Puleo(2)              Vice President              None

Minnie Ra                    Vice President              None
895 Thirty-First Ave.
San Francisco, CA  94121

Michael Raso                 Vice President              None
16 N. Chatsworth Ave.
Apt. 301
Larchmont, NY  10538

John C. Reinhardt(3)         Vice President              None

Douglas Rentschler           Vice President              None
867 Pemberton
Grosse Pointe Park, MI 48230

Ian Robertson                Vice President              None
4204 Summit Wa
Marietta, GA 30066

Michael S. Rosen(3)          Vice President              None

Kenneth Rosenson             Vice President              None
3802 Knickerbocker Place
Apt. #3D
Indianapolis, IN  46240

James Ruff(2)                President                   None

Timothy Schoeffler           Vice President              None
1717 Fox Hall Road
Washington, DC  77479

Michael Sciortino            Vice President              None
785 Beau Chene Drive
Mandeville, LA  70471

Robert Shore                 Vice President              None
26 Baroness Lane
Laguna Niguel, CA 92677

George Sweeney               Vice President              None
5 Smokehouse Lane
Hummelstown, PA  17036

Andrew Sweeny                Vice President              None
5967 Bayberry Drive
Cincinnati, OH 45242

Scott McGregor Tatum         Vice President              None
7123 Cornelia Lane
Dallas, TX  75214

David G. Thomas              Vice President              None
8116 Arlingon Blvd. #123
Falls Church, VA 22042

Philip St. John Trimble      Vice President              None
201 Summerfield
Northbrook, IL  60062

Sarah Turpin                 Vice President              None
2735 Dover Road
Atlanta, GA  30327

Gary Paul Tyc(1)             Assistant Treasurer         None

Mark Stephen Vandehey(1)     Vice President              None

Marjorie Williams            Vice President              None
6930 East Ranch Road
Cave Creek, AZ  85331

(1) 6803 South Tucson Way, Englewood, Colorado 80112

(2) Two World Trade Center, New York, NY 10048-0203

(3) 350 Linden Oaks, Rochester, NY  14625-2807


Item 31. Not Applicable

Item 32.Location of Accounts and Records.

All accounts, books and other documents, required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the Rule thereunder are maintained by OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.


Item 33.      Management Services.

              The Registrant is not a party to any management-related service contract not discussed in Part A of this Registration Statement.

Item 34.      Undertakings.

              1. The Registrant undertakes to suspend the offering of the shares covered hereby until it amends its prospectus if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

              2.    Inapplicable

              3.    Inapplicable

              4.    Inapplicable

              5.    Inapplicable

              6.    Inapplicable

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arapahoe and State of Colorado on the 26th day of February, 1998.


                          THE NEW YORK TAX-EXEMPT INCOME FUND

                                    By: /s/ James C. Swain
                                    ----------------------------
                                    James C. Swain

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                         Title                     Date

/s/ James C. Swain*                Chairman of the           February 26, 1998
----------------------             Board of Directors
James C. Swain

/s/ Jon S. Fossel*                 Director                  February 26, 1998
----------------------
Jon S. Fossel

/s/ George C. Bowen*               Chief Financial           February 26, 1998
----------------------             and Accounting
George C. Bowen                    Officer and Director

/s/ Robert G. Avis*                Director                  February 26, 1998
----------------------
Robert G. Avis

/s/ William A. Baker*              Director                  February 26, 1998
----------------------
William A. Baker


/s/ Charles Conrad Jr.*            Director                  February 26, 1998
----------------------
Charles Conrad, Jr.

/s/ Sam Freedman                   Director                  February 26, 1998
----------------------
Sam Freedman


/s/ Raymond J. Kalinowski*         Director                  February 26, 1998
-------------------------
Raymond J. Kalinowski

/s/ Howard Kast*                   Director                  February 26, 1998
------------------------
C. Howard Kast

/s/ Robert M. Kirchner*            Director                  February 26, 1998
------------------------
Robert M. Kirchner

/s/ Bridget A. Macaskill           President & Director      February 26, 1998
------------------------
Bridget A. Macaskill

/s/ Ned M. Steel*                  Director                  February 26, 1998
------------------------
Ned M. Steel


*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact

                   THE NEW YORK TAX-EXEMPT INCOME FUND, INC.
                           Registration No. 811-5278


                        Post-Effective Amendment No. 12

                               Index to Exhibits



Exhibit No.                        Description

24(1)(h)                           Independent Auditor's Consent

24(2)(r)                           Financial Data Schedule


                                   Power of Attorney for George C. Bowen

1997 ANNUAL REPORT




THE
NEW YORK
TAX-EXEMPT
INCOME
FUND, INC.




OCTOBER 31, 1997





[OPPENHEIMERFUNDS LOGO]
THE RIGHT WAY TO INVEST

DEAR SHAREHOLDER:

In spite of generally positive trends, the municipal markets experienced relatively high levels of short-term volatility in the past year. This was due in part to investors' changing outlooks for economic growth, inflation and federal monetary policy, making yields on both taxable and tax-exempt bonds repeatedly rise and fall.

INVESTMENT BREAKDOWN:
THE NEW YORK TAX-EXEMPT INCOME
FUND, INC. AS OF 10/31/97(3)

[Pie Chart]

AAA     47.57%
AA       3.04%
A        3.46%
BBB     27.36%
BB       6.49%
NR      12.08%

In this rapidly changing environment, The New York Tax-Exempt Income Fund, Inc. performed well, providing a total return at market value of 9.40% during the one-year period ended 10/31/97. The Fund paid shareholders tax-exempt income with a dividend return of 6.52% for the month ended 10/31/97.1 For New York State residents in the 43.74% combined effective tax bracket, this tax-free dividend would have been equivalent to a taxable dividend of 11.59%.(2) Both New York State and New York City continued to experience economic improvement over the past year, and the Fund concentrated its investments on issuers whose prospects brightened along with the economic climate. In addition to increasing our position in New York City, we liked issuers of state appropriation bonds, which are bonds connected with the annual state or local budgets. Examples include bonds issued by the city and state universities. We also continued to favor revenue bonds that were backed by the earnings of specific projects, such as bridge tolls and sewer charges, over general obligation bonds backed by general tax revenues. Furthermore, to provide liquidity and pro-

1. Total return is based on the change in market value per share from 10/31/96 to 10/31/97, without deducting any sales charges or brokerage costs. Returns would have been lower if brokerage costs were deducted. Dividend return is determined by annualizing the October 1997 dividend of $0.053 and dividing by the closing price on the American Stock Exchange of $9.76 per share on 11/1/97 (payment date). Past performance does not guarantee future results. 2. Assumes a combined effective tax bracket of 43.74% for New York residents, using the 36% federal and the maximum New York State income tax rates. A portion of the Fund's distributions may be subject to federal, state and local income taxes. For investors subject to alternative minimum income tax, a portion of the Fund's distributions may increase that tax. Tax rates may be lower depending on individual circumstances. 3. The chart is based on total investments at market value and is subject to change. The Fund may invest up to 10% of net assets in below-investment-grade securities, which carry a greater risk that the issuer may default on repayment of interest or principal. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 12.08% of total investments) but to which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

tection against default risk, we continued to hold an overweighted position in prerefunded and other insured bonds.

Of course, because some areas of the New York economy were still uncertain, we were selective in our bond purchases. For example, we were cautious about bonds in the hospital sector, even though most of these bonds are insured in New York, because we saw few opportunities for credit improvement in that area. The Fund also tended to avoid the smaller municipalities in New York. Our feeling was that as the state and federal governments shifted expenses for Medicare and many welfare programs to local entities, the smaller municipalities might find it more difficult to meet their fiscal obligations.

Generally speaking, during this period we stayed invested in a diversified portfolio of quality securities that provided competitive levels of income and attractive relative values. We attempted to boost returns and reduce risks by actively managing the Fund's average duration, which is a measure of the portfolio's sensitivity to interest rate fluctuations. By lengthening or shortening the average duration, we can benefit when interest rates are falling and help protect the Fund's assets when rates rise.

Looking forward, we are cautiously optimistic about New York's prospects for continued and increased fiscal strength on both the state and local levels. Part of this optimism is rooted in the U.S. economy, which is in its seventh year of non-inflationary growth. As long as inflation remains benign, our outlook for interest rates and the bond market is generally positive. However, if the economy grows faster than is currently expected, inflation fears could cause significant short-term volatility. We try to help protect shareholders from the brunt of market declines, while enabling them to participate in the bulk of the market's gains.

As always, we thank you for the trust you have placed in OppenheimerFunds, The Right Way to Invest. We look forward to helping you meet your investment goals with The New York Tax-Exempt Income Fund, Inc.

Sincerely,


James C. Swain
Chairman
The New York Tax-Exempt
Income Fund, Inc.


Bridget A. Macaskill
President
The New York Tax-Exempt
Income Fund, Inc.

November 21, 1997

STATEMENT OF INVESTMENTS
The New York Tax-Exempt Income Fund, Inc.

                                                           Ratings: Moody's/
         S&P/Fitch                             Market Value                                                             (Unaudited)
    Face Amount       See Note 1                                                          ---------------------     -----------
------------
 MUNICIPAL
BONDS AND NOTES -- 98.7%                                                     NEW YORK -- 84.5%
                                              Babylon, NY IDA RR RB, Ogden Martin Systems, Inc.,
         Prerefunded, Series C, 8.50%, 1/1/19  . . . . . . . .         Aaa/AAA             $  985,000        $
1,044,021 NYC GOB, Prerefunded, Series D, 7.50%, 2/1/19 . . . . .       Aaa/BBB+/A-
1,195,000          1,362,192 NYC GOB, Prerefunded, Series D, 8%, 8/1/03  . . . . . .       Aaa/BBB+/A-
         900,000          1,031,859 NYC GOB, Unrefunded Balance, Series D, 7.50%, 2/1/19  .
Baa1/BBB+/A-             105,000            117,619 NYC Health & Hospital Corp. RRB, AMBAC
Insured,                                          Inverse Floater, 7.30%, 2/15/23(1)  . . . . . . . . .       Aaa/AAA/AAA
         1,000,000          1,013,750 NYC IDA Civil Facility RB, Community Resources
            Development, 7.50%, 8/1/26  . . . . . . . . . . . . .          NR/NR                 500,000            525,650
NYC IDA RB, Visy Paper, Inc. Project, 7.95%, 1/1/28 . .          NR/NR               1,250,000
1,429,137 NYC MTAU RB, Transportation Facilities Service                                           Contracts,
Series 3, 9.25%, 7/1/00  . . . . . . . . .        Baa1/BBB+             1,015,000          1,141,215 NYS DA RB,
Judicial Facilities Lease, Escrowed to                                        Maturity, BIG Insured, 7.375%, 7/1/16 .
 . . . . . . .         Aaa/AAA                250,000            312,428 NYS DA RB, Menorah Campus,
Prerefunded, 7.30%,                                           8/1/16  . . . . . . . . . . . . . . . . . . . . . . .          NR/AA
        195,000            219,708 NYS DA RRB, CUS, Series B, FGIC Insured, 9%,
        7/1/00  . . . . . . . . . . . . . . . . . . . . . . .       Aaa/AAA/AAA              900,000          1,010,727 NYS
DA RRB, L.I. Medical Center, Series A, 7.75%,                                        8/15/27   . . . . . . . . . . . . . . . .
 . . . . . .         Aa2/AAA              1,000,000          1,028,380 NYS ERDAUEF RB, L.I. Lighting Co.,
Series C, 6.90%,                                      8/1/22  . . . . . . . . . . . . . . . . . . . . . . .         Ba1/BB+
1,000,000          1,083,930 NYS ERDAUPC RB, Rochester Gas & Electric Co
Project, Series C, 8.375%, 12/1/28  . . . . . . . . .        Baa1/BBB+               250,000            265,055
NYS GORB, 9.875%, 11/15/05  . . . . . . . . . . . . . .         A2/A/A+                400,000            538,296
NYS HFA RB, State University Construction Project,                                       Prerefunded, Series A,
8.30%, 5/1/18  . . . . . . . .         Aaa/AAA                750,000            765,000 NYS HFASC RB,
Prerefunded, Series A, 7.375%,                                             9/15/21   . . . . . . . . . . . . . . . . . . . . . .
Aaa/AAA                575,000            656,903 NYS LGAC RB, Prerefunded, Series B, 7.50%,
                             4/1/20  . . . . . . . . . . . . . . . . . . . . . . .       Aaa/AAA/AAA            1,000,000
1,124,900 NYS MAG RB, Inverse Floater, 5.975%, 10/1/24(1) . . . .          NR/NR               1,000,000
         951,250 NYS MAG RB, Ninth Series E, 8.375%, 4/1/18  . . . . . .          Aaa/NR                 65,000
           66,383 NYS MCFFA RB, Bronx-Lebanon Hospital, Series A,                                          BIG
Insured, 7.10%, 2/15/27   . . . . . . . . . . . .         Aaa/AAA              1,000,000          1,022,450 NYS
MCFFA RB, MHESF, Prerefunded, Series B, 7.875%,                                      8/15/20   . . . . . . . . . . . .
 . . . . . . . . . .         Aaa/AAA                350,000            391,150 NYS MCFFA RB, MHESF,
Unrefunded Balance, Series B,                                       7.875%, 8/15/20   . . . . . . . . . . . . . . . . . .
Baa1/BBB+               995,000          1,105,127 NYS MCFFA RRB, MHESF, Unrefunded Balance,
                                       Series A, 8.875%, 8/15/07   . . . . . . . . . . . . .        Baa1/BBB+
145,000            148,522 NYS PAU RB, Prerefunded, Series V, 8%, 1/1/17 . . . . .          NR/AA-
   500,000            513,395

The New York Tax-Exempt Income Fund, Inc.


                                                           Ratings: Moody's/
S&P/Fitch                        Market Value                                                               (Unaudited)        Face
Amount     See Note 1                                                           -------------------    -----------    ------------
NEW YORK
(CONTINUED)
NYS PAU RRB, Prerefunded, Series V, MBIA Insured,
  7.875%, 1/1/13  . . . . . . . . . . . . . . . . . . .         Aaa/AAA          $   450,000     $   462,006 Onondaga
Cnty., NY RR Agency RB, RR Facilities
  Project, 7%, 5/1/15   . . . . . . . . . . . . . . . .        Baa/NR/A-             900,000         968,508 Suffolk
Cnty., NY GORB, AMBAC Insured, 10%,
  11/1/02   . . . . . . . . . . . . . . . . . . . . . .       Aaa/AAA/AAA            250,000         312,480
                                                                          -----------
                        20,612,041
 -----------U.S. POSSESSIONS -- 14.2%
PR CMWLTH Aqueduct & Sewer Authority RB,
  Escrowed to Maturity, 10.25%, 7/1/09  . . . . . . . .         Aaa/AAA              800,000       1,122,888 PR
CMWLTH GORB, Prerefunded, 7.70%, 7/1/20  . . . . . .          NR/AAA            1,000,000
1,112,110 PR CMWLTH Special Infrastructure FAU RRB,
  Series A, 7.90%, 7/1/07   . . . . . . . . . . . . . .        Baa1/BBB+             425,000         445,081 PR
Industrial, Medical & Environmental PC Facilities
  FAU RB, American Airlines, Inc. Project, Series A,
  6.45%, 12/1/25  . . . . . . . . . . . . . . . . . . .         Baa1/BB+             435,000         479,118 PR Public
Buildings Authority RB, Series B, 5.25%,
  7/1/21  . . . . . . . . . . . . . . . . . . . . . . .          Baa1/A              300,000         294,792
                                                                -----------
               3,453,989
 ----------- Total
Investments, at Value (Cost $23,166,804)  . . . . . . . . . . . . .               98.7%     24,066,030 Other Assets
Net of Liabilities . . . . . . . . . . . . . . . . . . . . .                1.3         326,142
                             -----------     ----------- Net Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
100.0%    $24,392,172                                                                                  ===========
===========

(1) Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $1,965,000 or 8.06% of the Fund's net assets at October 31, 1997.

The New York Tax-Exempt Income Fund, Inc.

    As of October 31, 1997, securities subject to the alternative minimum tax amounted to $3,813,013 or 15.63% of the Fund's net assets. Distribution of investments by industry, as a percentage of total investments at value, is as follows:

         Industry                                                          Market Value   Percent          --------
                               ------------   -------
Hospital/Healthcare                                                $ 4,780,564      19.8%          General
Obligation                                                   4,474,556      18.6          Resource Recovery
                         2,012,529       8.4          Lease Rental                                                         1,896,957
7.9          Higher Education                                                     1,775,727       7.4          Sales Tax
                                             1,569,981       6.5          Manufacturing, Durable Goods
         1,429,138       5.9          Pollution Control                                                    1,348,985       5.6
Water Utilities                                                      1,122,888       4.7          Single Family Housing
                                  1,017,633       4.2          Electric Utilities
975,401       4.1          Adult Living Facilities                                                656,903       2.7
Not-for-Profit Organization                                            525,650       2.2          Corporate Backed
                                          479,118       2.0
                                                                            -----------
-----                                                                             $24,066,030     100.0%
                                  ===========     =====
To simplify the listing of securities, abbreviations are used per the table below:

CMWLTH      Commonwealth
CUS         City University System
DA          Dormitory Authority
ERDAUEF     Energy Research & Development
            Authority Electric Facilities
ERDAUPC     Energy Research & Development
            Authority Pollution Control
FAU         Finance Authority
GOB         General Obligation Bonds
GORB        General Obligation Refunding Bonds
HFA         Housing Finance Agency
HFASC       Housing Finance Agency Service Contract
IDA         Industrial Development Agency
LGAC        Local Government Assistance Corp.
L.I.        Long Island
MAG         Mtg. Agency
MCFFA       Medical Care Facilities Finance Agency
MHESF       Mental Health Services Facilities
MTAU        Metropolitan Transportation Authority
NYC         New York City
NYS         New York State
PAU         Power Authority
PC          Pollution Control
RB          Revenue Bonds
RR          Resource Recovery
RRB         Revenue Refunding Bonds




See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 1997 The New York Tax-Exempt Income Fund, Inc.

ASSETS:
Investments, at value  (cost $23,166,804) -- see accompanying statement . . . . . . . . .        $24,066,030
Receivables:
   Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            487,551
Other  . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . .              4,711
      -----------       Total assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         24,558,292
                                                                              -----------
LIABILITIES:
Bank overdraft  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                348 Payables and other
liabilities:
   Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            132,505
Shareholder reports  . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             14,625    Management and administrative fees   . . . . . .
 . . . . . . . . . . . . . . . . . .             10,321    Directors' fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      7,138    Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1,183
                                                                                                  -----------
Total liabilities   . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . .            166,120
 ----------- NET
ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $24,392,172
                                                       ===========
COMPOSITION OF NET ASSETS:
Par value of shares of capital stock  . . . . . . . . . . . . . . . . . . . . . . . . . .        $    25,001 Additional paid-in
capital  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         23,129,580 Undistributed net investment income .
 . . . . . . . . . . . . . . . . . . . . . . . . . .             69,752 Accumulated net realized gain on investment
transactions  . . . . . . . . . . . . . . . .            268,613 Net unrealized appreciation on investments -- Note 3
 . . . . . . . . . . . . . . . . . .            899,226
----------- NET ASSETS -- applicable to 2,500,098 shares of capital stock outstanding . . . . . . . .
$24,392,172                                                                                                  ===========
NET ASSET VALUE PER SHARE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $9.7
      =====






See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended October 31, 1997 The New York Tax-Exempt Income Fund, Inc.

INVESTMENT INCOME --Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $1,733,281
                                  ----------
EXPENSES:
Management fees -- Note 4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            120,378 Shareholder
reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             29,590 Transfer agent and accounting
service fees -- Note 4  . . . . . . . . . . . . . . . . . .             24,231 Legal and auditing fees . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . .              8,673 Registration and filing fees  . . . . . . . . . . . . . . . . . . . . . . . .
            7,443 Custodian fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,202
Directors' fees and expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,675 Insurance expenses  .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,734 Other. . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .              2,830                                                                                ----------
Total expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            203,756 Less expenses paid
indirectly -- Note 4 . . . . . . . . . . . . . . . . . . . . . . . . .             (7,797)
                                        ----------      Net expenses   . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . .
195,959                                                                                                   ---------- NET INVESTMENT
INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,537,322
                                            ----------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         287,554 Net change in
unrealized appreciation or depreciation on investments  . . . . . . . . . .            (82,854)
                                                                          ---------- NET REALIZED AND UNREALIZED GAIN  . . .
 . . . . . . . . . . . . . . . . . . . . . . . . .            204,700
         ---------- NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . .
 . . . . . . . .         $1,742,022





See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS The New York Tax-Exempt Income Fund, Inc.

                                                                                   Year Ended October 31,
                                     -----------------------------
1997              1996                                                                                -----------       -----------
OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . .        $ 1,537,322       $ 1,568,849 Net realized
gain (loss)  . . . . . . . . . . . . . . . . . . . . . . .            287,554           (30,729) Net change in unrealized
appreciation or depreciation . . . . . . . . .            (82,854)         (221,504)
                            -----------       -----------
        Net increase in net assets resulting from operations  . . . . .          1,742,022         1,316,616
                                                                  -----------       -----------
DIVIDENDS TO SHAREHOLDERS FROM INVESTMENT INCOME  . . . . . . . . . . .
(1,581,763)       (1,562,020)                                                                         -----------       -----------
CAPITAL STOCK TRANSACTIONS:
Proceeds from shares issued to shareholders in
  reinvestment of dividends and distributions -- Note 2 . . . . . . . .            289,815           308,225
                                                                  -----------       -----------
NET ASSETS:
Total increase  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            450,074            62,821 Beginning of period .
 . . . . . . . . . . . . . . . . . . . . . . . . .         23,942,098        23,879,277
                  -----------       -----------
End of period (including undistributed net investment
  income of $69,752 and $59,636, respectively)  . . . . . . . . . . . .        $24,392,172       $23,942,098
                                                                      ===========       ===========




See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
The New York Tax-Exempt Income Fund, Inc.

                                                                     Year Ended October 31,
---------------------------------------------------------                                                    1997         1996
1995        1994         1993                                              -------     -------      -------      -------     -------
PER SHARE
OPERATING DATA:
Net asset value, beginning of period  . . .       $  9.69     $  9.79      $  9.33      $ 10.77     $ 10.37
                                    -------     -------      -------      -------     ------- Income (loss) from investment
operations:
  Net investment income   . . . . . . . . .           .62         .64          .63          .65         .66   Net realized and
unrealized gain (loss) .           .09        (.10)         .47        (1.18)        .55
-------     -------      -------      -------     -------     Total income (loss) from
    investment operations   . . . . . . . .           .71         .54         1.10         (.53)       1.21
                    -------     -------      -------      -------     -------
Dividends and distributions to
  shareholders:
    Dividends from net investment
      income  . . . . . . . . . . . . . . .          (.64)       (.64)        (.64)        (.66)       (.74)     Distributions from
net realized gain  .            --          --           --           --        (.07)     Distributions in excess of net
realized
      gain. . . . . . . . . . . . . . . . .            --          --           --         (.25)         --
  -------     -------      -------      -------     -------
      Total dividends and distributions to
        shareholders  . . . . . . . . . . .          (.64)       (.64)        (.64)        (.91)       (.81)
                -------     -------      -------      -------     ------- Net asset value, end of period  . . . . . .       $
9.76     $  9.69      $  9.79      $  9.33     $ 10.77                                                   =======     =======
   =======      =======     ======= Market value, end of period . . . . . . . .       $ 10.25     $ 10.00
$  9.63      $  9.50     $ 12.63 TOTAL RETURN, AT MARKET VALUE(1)                     9.40%
10.82%        8.32%      (17.70)%     25.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  .       $24,392     $23,942      $23,879      $22,468     $25,516
Average net assets (in thousands) . . . . .       $24,088     $23,840      $23,143      $23,852     $24,936
Ratios to average net assets:
  Net investment income . . . . . . . . . .          6.35%       6.58%        6.62%        6.53%       6.26%
Expenses(2) . . . . . . . . . . . . . . .          0.85%       0.85%        0.88%        0.87%       0.84% Portfolio
turnover rate(3)  . . . . . . . .          33.2%         13%          12%           6%         28%

(1) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. (2) Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $8,150,197 and $7,866,736, respectively.



See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS The New York Tax-Exempt Income Fund, Inc.

         1. SIGNIFICANT ACCOUNTING POLICIES

     The New York Tax-Exempt Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund seeks to provide high current income which is exempt from federal, New York State and New York City income taxes for individual investors as is available from municipal securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund. Investment Valuation -- Portfolio securities are valued at the close of the American Stock Exchange on the last day of each week on which day the American Stock Exchange is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

         Federal Taxes -- The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

         Distributions to Shareholders -- The Fund intends to declare and pay dividends from net investment income monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

         Classification of Distributions to Shareholders -- Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended October 31, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $54,557, an increase in accumulated net realized gain on investments of $18,133, and a decrease in paid-in capital of $72,690.

         Other -- Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market dis-

The New York Tax-Exempt Income Fund, Inc. count that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

         2. CAPITAL STOCK

         The Fund has authorized 250 million shares of $.01 par value capital stock. Of these shares, 174,902 shares were reserved for issuance under a Dividend Reinvestment and Cash Purchase Plan. Transactions in shares of capital stock were as follows:

                                         Year Ended October 31,
--------------------------------------                                         1997                1996
-----------------    -----------------                                  Shares     Amount    Shares     Amount
Net
increase from dividends
 reinvested                      29,677   $289,815    31,639   $308,225                                  ======
========    ======   ========


         3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

         At October 31, 1997,  net  unrealized  appreciation  on  investments of
$899,226  was  composed  of  gross   appreciation   of  $1,057,621,   and  gross
depreciation of $158,395.

         4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the Fund's average annual net assets.

     The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

     Shareholder Financial Services, Inc. (SFSI), a wholly owned subsidiary of the Manager, is the transfer agent and registrar for the Fund. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

     Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

INDEPENDENT AUDITORS' REPORT
The New York Tax-Exempt Income Fund, Inc.

The Board of Directors and Shareholders of
The New York Tax-Exempt Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of The New York Tax-Exempt Income Fund, Inc. as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1997 and 1996 and the financial highlights for the period November 1, 1993 to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The New York Tax-Exempt Income Fund, Inc. at October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Denver, Colorado
November 21, 1997

FEDERAL INCOME TAX INFORMATION (Unaudited) The New York Tax-Exempt Income Fund, Inc.

In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the fiscal year ended October 31, 1997 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, or to alternative minimum tax, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

SHAREHOLDER MEETING (Unaudited)

On May 5, 1997, a special shareholder meeting was held at which the five Directors identified below were elected, the selection of Deloitte & Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning November 1, 1996 was ratified (Proposal No. 1), the proposal to change certain of the Fund's fundamental investment policies was approved (Proposal No. 2) and the current Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. was approved (Proposal No. 3) as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

                                                            Withheld/     Broker Nominee/Proposal               For
Against         Abstain     Non-Votes          Total ----------------            ---------        -------        ---------
---------        ---------
Directors
William A. Baker            1,453,537                         12,981       317,212        1,466,518 Charles Conrad,
Jr.         1,453,537                         12,981       317,212        1,466,518 Raymond J. Kalinowski
1,453,537                         12,981       317,212        1,466,518 Bridget A. Macaskill        1,453,537
               12,981       317,212        1,466,518 Sam Freedman                1,453,407
13,111       317,212        1,466,518 Proposal No. 1              1,440,184          3,300          23,034
317,212        1,466,518 Proposal No. 2              1,232,371         26,842          49,406       634,424
1,308,619 Proposal No. 3              1,402,485         14,796          48,737       317,212        1,466,018

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

         GENERAL INFORMATION CONCERNING THE FUND

     The New York Tax-Exempt Income Fund, Inc. is a closed-end investment company whose shares trade on the American Stock Exchange (the ASE). The Fund seeks to provide high current income which is exempt from federal, New York State and New York City income taxes. A portion of the Fund's distributions may be subject to income tax. For investors subject to the alternative minimum income tax, a portion of the Fund's distributions may increase that tax. The Fund seeks to achieve its objective by investing in municipal obligations, the income from which is generally tax-exempt as described above. The Fund may invest in municipal lease obligations, municipal obligations with variable or floating interest rates and certain derivative investments, such as inverse floaters. The Fund may also use certain hedging instruments. The investment advisor (the Manager) of the Fund is OppenheimerFunds, Inc.

     The Portfolio Manager of the Fund is Robert E. Patterson, who also serves as Vice President of the Fund and Senior Vice President of the Manager. Mr. Patterson has been the person principally responsible for the day-to-day management of the Fund's portfolio since February 1992. DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

         Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Fund (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Fund will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $0.75.

     Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Fund for payment of the Distribution in additional Shares at the greater of the Fund's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on the ASE, or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Fund.

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

         Participants  may  elect  to  withdraw  from  the  Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee. Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

         There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Fund. There are no brokerage charges for Shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

         The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Fund. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO, 80217-3673 or by calling 1-800-647-7374.
Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

         SHAREHOLDER INFORMATION

         Daily market prices for the Fund's shares are published in the ASE section of newspapers. The Fund's ASE trading symbol is XTX. Weekly comparative net asset value (NAV) and market price information about The New York Tax-Exempt Income Fund, Inc. is published each Monday in The Wall Street Journal and The New York Times and each Saturday in Barron's in a table under the heading "Closed-End Bond Funds."

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

      Officers and Directors
      James C. Swain, Chairman and
        Chief Executive Officer
      Bridget A. Macaskill, Director and
        President
      Robert G. Avis, Director
      William A. Baker, Director
      Charles Conrad, Jr., Director
      Jon S. Fossel, Director
      Sam Freedman, Director
      Raymond J. Kalinowski, Director
      C. Howard Kast, Director
      Robert M. Kirchner, Director
      Ned M. Steel, Director
      George C. Bowen, Vice President,
        Treasurer and Assistant Secretary
      Andrew J. Donohue, Vice President and Secretary
      Robert E. Patterson, Vice President
      Robert J. Bishop, Assistant Treasurer
      Scott T. Farrar, Assistant Treasurer
      Robert G. Zack, Assistant Secretary

      Investment Advisor
      OppenheimerFunds, Inc.

      Transfer Agent and Registrar
      Shareholder Financial Services, Inc.

      Custodian of Portfolio Securities
      Citibank, N.A.

      Independent Auditors
      Deloitte & Touche LLP

      Legal Counsel
      Myer, Swanson, Adams & Wolf, P.C.

      This is a copy of a report to shareholders of The New York Tax-Exempt Income Fund, Inc. It does not offer for sale or solicit orders to buy any securities.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of capital stock in the open market at prevailing market prices.

      Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

      RA0875.001.1097 [RECYCLED LOGO] Printed on recycled paper

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

    Officers and Directors
    James C. Swain, Chairman and
    Chief Executive Officer
    Bridget A. Macaskill, Director and
    President
    Robert G. Avis, Director
    William A. Baker, Director
    Charles Conrad, Jr., Director
    Jon S. Fossel, Director
    Sam Freedman, Director
    Raymond J. Kalinowski, Director
    C. Howard Kast, Director
    Robert M. Kirchner, Director
    Ned M. Steel, Director
    George C. Bowen, Director, Vice President,
    Treasurer and Assistant Secretary
    Andrew J. Donohue, Vice President and Secretary
    Robert E. Patterson, Vice President
    Robert J. Bishop, Assistant Treasurer
    Scott T. Farrar, Assistant Treasurer
    Robert G. Zack, Assistant Secretary

    Investment Advisor
    OppenheimerFunds, Inc.

    Transfer Agent and Registrar
    Shareholder Financial Services, Inc.

    Custodian of Portfolio Securities
    Citibank, N.A.

    Independent Auditors
    Deloitte & Touche LLP

    Legal Counsel
    Myer, Swanson, Adams & Wolf, P.C.


    This is a copy of a report to shareholders of The New York Tax-Exempt Income Fund, Inc. It does not offer for sale or solicit orders to buy any securities.

    Notice is hereby given in accordance  with Section  23(c) of the  Investment
Company Act of 1940 that periodically the Fund may purchase its shares of capital stock in the open market at prevailing market prices.
    Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


RS0875.001.0498  [RECYCLE LOGO] Printed on recycled paper




1998 SEMIANNUAL REPORT





THE
NEW YORK
TAX-EXEMPT
INCOME
FUND, INC.

APRIL 30, 1998


[OPPENHEIMERFUNDS LOGO]
THE RIGHT WAY TO INVEST

DEAR SHAREHOLDER:


Although overall trends remained generally positive, municipal bond markets experienced a high level of volatility within a relatively narrow trading range during the past six months. Yields frequently rose and fell in response to conflicting evidence regarding economic strength and inflation. On one hand, reports of strong economic growth and rising labor costs fueled inflation concerns, which caused bond prices to fall, and yields to rise. On the other hand, news about the impact of the Asian crisis on U.S. corporate earnings helped reduce those concerns, leading bond prices higher, and yields lower. Investment Breakdown:
The New York Tax-Exempt Income Fund, Inc.
as of 4/30/98(3)

AAA       45.74%
AA         9.32%
A         20.08%
BBB       15.68%
BB         9.17%

In this volatile environment, The New York Tax-Exempt Income Fund, Inc. performed well, providing a cumulative total return at market value of 2.34% during the six-month period ended 4/30/98. The Fund paid shareholders tax-exempt income with a dividend return of 5.38% for the month of April, 1998.(1) For New York State residents in the 43.74% combined effective tax bracket, this tax-free dividend would have been equivalent to a taxable dividend of 9.55%.(2) As New York's economic recovery continued throughout the period, we focused on what we believe were undervalued credits in sectors of vital interest to the city and state. These included state appropriation bonds--bonds connected with the annual state budget--such as bonds issued by the city and state universities and transportation authorities. In addition, although we remained cautious with respect to the hospital sector, we found new opportunities to invest in the state's hospital system through


1. Total return is based on the change in market value per share from 10/31/97 to 4/30/98, without deducting any sales charges or brokerage costs. Returns would have been lower if brokerage costs were deducted. Dividend return is determined by annualizing the April 1998 dividend of $0.043 and dividing by the closing price on the American Stock Exchange of $9.60 per share on 5/1/98 (payment date). Past performance does not guarantee future results. 2. Assumes a combined effective tax bracket of 43.74% for New York residents, using the 36% federal and the maximum New York State income tax rates. A portion of the Fund's distributions may be subject to federal, state and local income taxes. For investors subject to alternative minimum income tax, a portion of the Fund's distributions may increase that tax. Tax rates may be lower depending on individual circumstances.

3. The chart is based on total investments at market value and is subject to change. The Fund may invest up to 10% of net assets in below-investment-grade securities, which carry a greater risk that the issuer may default on repayment of interest or principal. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 16.95% of total investments) but to which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

state-backed bonds. We also added to our position in New York City bonds because of the city's strengthening financial position.

Outside of New York State, we identified attractive opportunities in Puerto Rico bonds. These bonds broadened the Fund's diversification, while providing shareholders with the benefits of income exempt from New York state and local taxes.

Of course, we remained selective in our bond purchases. For example, although we believe utilities hold promise for the future, we avoided these types of bonds during the period because the sector continues to be roiled by deregulation. We also tended to focus away from smaller municipalities in New York because of the risk implicit in their dependence on federal- and state-level financial decisions and appropriations to meet local obligations.

In addition to the careful selection of investment sectors and individual credits, we sought to boost returns and help reduce risks by actively managing the portfolio's average duration. Duration is a measure of a bond's sensitivity to changes in interest rates. Generally, the longer a portfolio's average duration, the higher the returns investors are likely to receive in an environment of falling interest rates. Conversely, the shorter the duration, generally, the higher the returns when interest rates rise. At the beginning of the period, we expected interest rates to decline, so we took a mildly long position relative to our benchmarks. However, after the first of the year, prospects dimmed for immediately lower interest rates, so we shifted to a more neutral position--neither long nor short--with respect to duration.
As a result of our duration shifts, shareholders benefited from the Fund's below average risk profile and strong relative performance, particularly during the second half of the period.

Looking forward, we are cautiously optimistic about New York's prospects for continued and increased fiscal strength on both the state and local levels. New York City's credit rating was recently upgraded by Moody's Investors Service, one of the principal rating agencies--an indication of the city's steady recovery. As long as the U.S. economy continues its long run of non-inflationary growth, our outlook for interest rates, and the bond market, is generally positive.

We remain committed to our strategy of conservative risk management, and to our relentless search for undervalued issues in the New York municipal bond market. We believe these qualities continue to make The New York Tax-Exempt Income Fund, Inc. part of The Right Way to Invest.


Sincerely,

/s/ JAMES C. SWAIN

James C. Swain
Chairman
The New York Tax-Exempt
Income Fund, Inc.


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
President
The New York Tax-Exempt
Income Fund, Inc.


May 21, 1998

STATEMENT OF INVESTMENTS APRIL 30, 1998 (Unaudited) The New York Tax-Exempt Income Fund, Inc.

                                                                                 Ratings: Moody's/        Face         Market Value
                                                                             S&P/Fitch           Amount         See Note 1
                                                              -----------------      --------       ------------
                                                                                   MUNICIPAL BONDS AND NOTES --94.6%
NEW YORK -- 84.0%
Babylon, NY IDA RR RB, Ogden Martin Systems, Inc.,
  Prerefunded, Series C, 8.50%, 1/1/19..........................................      Aaa/AAA         $  985,000      $
1,021,731 Buffalo, NY MWFAU System RRB, Series B, FGIC
  Insured, 5%, 7/1/18...........................................................      Aaa/AAA          1,200,000
1,159,968 Monroe Cnty., NY IDA RB, DePaul Community
  Facilities, Series A, 5.875%, 2/1/28..........................................       NR/NR             250,000
246,995 NY TBTAU GP RRB, Series A, 5.125%, 1/1/22.......................................      Aa3/A+
975,000          948,226 NYC GOB, Prerefunded, Series D, 7.50%, 2/1/19...................................
Aaa/BBB+/A-        1,195,000        1,342,630 NYC GOB, Unrefunded Balance, Series D, 7.50%,
2/1/19............................    A3/BBB+/A-           105,000          115,823 NYC GORB, Series D, 5.25%,
8/1/21...............................................   Baa1/BBB+/A-        1,000,000          971,160 NYC Health &
Hospital Corp. RRB, AMBAC Insured,
  Inverse Floater, 7.36%, 2/15/23(1)............................................    Aaa/AAA/AAA        1,000,000
1,030,000 NYC IDA Civic Facility RB, Community Resources
  Development, 7.50%, 8/1/26....................................................       NR/NR             500,000
529,440 NYC IDA RB, Visy Paper, Inc. Project, 7.95%, 1/1/28.............................       NR/NR
1,250,000        1,451,175 NYC IDA RRB, Brooklyn Navy Yard Cogen Partners,
  5.75%, 10/1/36................................................................     Baa3/BBB-           500,000          500,015
NYC MWFAU WSS RRB, Series C, FGIC Insured,
  5%, 6/15/21...................................................................    Aaa/AAA/AAA        1,000,000
956,370 NYS DA RB, Judicial Facilities Lease, Escrowed to
  Maturity, BIG Insured, 7.375%, 7/1/16.........................................      Aaa/AAA            250,000
312,772 NYS DA RB, New York University, Series A, MBIA
  Insured, 5.75%, 7/1/27........................................................      Aaa/AAA          1,000,000
1,082,030 NYS DA RRB, L.I. Medical Center, Series A, 7.75%,
  8/15/27.......................................................................      Aa2/AAA          1,000,000        1,022,490
NYS ERDAUEF RB, L.I. Lighting Co., Series C, 6.90%,
  8/1/22........................................................................      Ba1/BB+          1,000,000        1,094,370
NYS ERDAUPC RB, Rochester Gas & Electric Co.
  Project, Series C, 8.375%, 12/1/28............................................     Baa1/BBB+           250,000
260,655 NYS GORB, 9.875%, 11/15/05......................................................      A2/A/A+
400,000          530,308 NYS MAG RB, Inverse Floater, 6.733%, 10/1/24(1).................................
NR/NR           1,000,000          976,250 NYS MCFFA RB, MHESF, Unrefunded Balance,
  Series B, 7.875%, 8/15/20.....................................................       A3/A-             365,000
400,788 NYS MCFFA RRB, MHESF, Unrefunded Balance,
  Series A, 8.875%, 8/15/07.....................................................     Baa1/BBB+           145,000
148,428 NYS UDC RRB, Correctional Capital Facilities,
  Series A, 5.25%, 1/1/21.......................................................    Baa1/BBB+/A        1,000,000
963,990 Onondaga Cnty., NY RR Agency RB, RR Facilities
  Project, 7%, 5/1/15...........................................................    Baa1/NR/A-           900,000          970,587
PAUNYNJ RB, 111th Series, 5%, 10/1/32...........................................    A1/AA-/AA-         1,000,000
      952,700 Suffolk Cnty., NY GORB, AMBAC Insured, 10%, 11/1/02.............................
Aaa/AAA/AAA          250,000          305,630 Syracuse, NY IDA Civic Facilities RB, Crouse Health
  Hospital, Inc. Project, Series A, 5.375%, 1/1/23..............................      NR/BBB           1,000,000
976,560                                                                                                               ----------
                                                                                                      20,271,091

STATEMENT OF INVESTMENTS APRIL 30, 1998 (Unaudited) (Continued) The New York Tax-Exempt Income Fund, Inc.

                                                                                 Ratings: Moody's/        Face         Market Value
                                                                             S&P/Fitch           Amount         See Note 1
                                                              -----------------      --------       ------------
 U.S. POSSESSIONS -- 10.6%
PR CMWLTH Aqueduct & Sewer Authority RB,
  Escrowed to Maturity, 10.25%, 7/1/09..........................................    Aaa/AAA             $800,000      $
1,095,224 PR CMWLTH GOB, 5.375%, 7/1/25...................................................    Baa1/A
250,000          248,743 PR CMWLTH Infrastructure FAU Special RRB,
  Prerefunded, Series A, 7.90%, 7/1/07..........................................   Baa1/BBB+             330,000
338,686 PR CMWLTH Infrastructure FAU Special RRB,
  Unrefunded Balance, Series A, 7.90%, 7/1/07...................................   Baa1/BBB+              95,000
   97,424 PR Industrial, Medical & Environmental PC Facilities
  FAU RB, American Airlines, Inc. Project,
  Series A, 6.45%, 12/1/25......................................................   Baa1/BB+              435,000
475,947 PR Public Buildings Authority RB, Series B, 5.25%,
  7/1/21........................................................................    Baa1/A               300,000          294,846
                                                                                                          -------------
                                                                                2,550,870
                                                   ------------- Total Municipal Bonds and Notes (Cost
$21,903,113)..............................                                       22,821,961
                                                               -------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS -- 3.3%
NYS ERDAUPC RB, Niagara Mohawk Corp. Project,
  Series A, 4.10%, 5/1/98(2) (Cost $800,000)....................................                         800,000
800,000                                                                                                           ----------- Total
Investments, at Value (Cost $22,703,113)..................................                            97.9%      23,621,961
Other Assets Net of Liabilities.................................................                             2.1          506,888
                                                                                              --------      ----------- Net
Assets......................................................................                           100.0%     $24,128,849
                                                                                     ========      ===========

To simplify the listings of securities, abbreviations are used per the table below:


 CMWLTH     Commonwealth
 MCFFA    Medical Care Facilites Finance Agency DA         Dormitory Authority
MHESF    Mental Health Services Facilities ERDAUEF    Energy Research & Development
MWFAU    Municipal Water Finance Authority            Authority Electric Facilities                NYC
New York City ERDAUPC    Energy Research & Development                NYS      New York State
   Authority Pollution Control                  PAUNYNJ  Port Authority of New York & New Jersey FAU
    Finance Authority                            PC       Pollution Control GOB        General Obligation Bonds
              RB       Revenue Bonds GORB       General Obligation Refunding Bonds           RR
Resource Recovery GP         General Purpose                              RRB      Revenue Refunding Bonds
IDA        Industrial Development Agency                TBTAU    Triborough Bridge & Tunnel Authority
L.I.       Long Island                                  UDC      Urban Development Corp. MAG        Mtg. Agency
                              WSS      Water & Sewer System

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $2,006,250 or 8.31% of the Fund's net assets as of April 30, 1998.

2. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on April 30, 1998. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

STATEMENT OF INVESTMENTS APRIL 30, 1998 (Unaudited) (Continued) The New York Tax-Exempt Income Fund, Inc.

         As of April 30, 1998, securities subject to the alternative minimum tax amount to $4,276,802 or 17.72% of the Fund's net assets.

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

           Industry                                               Market Value           Percent            --------
                     ------------           -------
General Obligation                                     $ 3,514,293              14.9%            Water
Utilities                                          3,211,561              13.7            Hospital/Healthcare
        3,029,050              12.9            Lease Rental                                             2,120,825               9.0
      Resource Recovery                                        1,992,318               8.4            Electric Utilities
                         1,855,040               7.9            Manufacturing, Non-Durable Goods
1,451,175               6.1            Higher Education                                         1,082,030               4.6
 Single Family Housing                                      976,250               4.1            Marine/Aviation Facilities
                             952,700               4.0            Highways                                                   948,227
    4.0            Pollution Control                                          800,000               3.4            Not-for-Profit
Organization                                529,440               2.2            Corporate Backed
     475,947               2.0            Sales Tax                                                  436,110               1.8
Adult Living Facilities                                    246,995               1.0
       -----------             -----            Total                                                  $23,621,961           100.0%
                                                            ===========             =====




See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES April 30, 1998 (Unaudited) The New York Tax-Exempt Income Fund, Inc.

 ASSETS:
Investments, at value (cost $22,703,113) -- see accompanying statement..........     $23,621,961
Cash............................................................................         117,040 Receivables:
  Interest......................................................................         422,856
Other...........................................................................           9,377
                          -----------   Total assets.................................................................   24,171,234
                                                                          -----------
LIABILITIES:
Payables and other liabilities:
  Dividends.....................................................................          17,803   Management and administrative
fees............................................           9,991   Shareholder
reports...........................................................           9,069   Directors'
fees...............................................................           3,632
Other.........................................................................           1,890
                        -----------    Total liabilities............................................................        42,385
                                                                     ----------- NET
ASSETS......................................................................     $24,128,849
                               ===========
COMPOSITION OF NET ASSETS:
Par value of shares of capital stock............................................     $    25,179 Additional paid-in
capital......................................................      23,099,969 Overdistributed net investment
income...........................................         (88,505) Accumulated net realized gain on investment
transactions........................         173,358 Net unrealized appreciation on investments -- Note
3............................         918,848                                                                          -----------
NET ASSETS -- applicable to 2,517,893 shares of capital stock outstanding.......     $24,128,849
                                                                         ===========
NET ASSET VALUE PER SHARE.......................................................           $9.58
                                                            =====





See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 1998 (Unaudited) The New York Tax-Exempt Income Fund, Inc.

INVESTMENT INCOME --Interest...................................................       $ 737,156
          ---------
EXPENSES:
Management fees -- Note 4.......................................................          60,481 Shareholder
reports.............................................................          17,657 Transfer agent and accounting services fees
-- Note 4.........          12,293 Legal and auditing fees.........................................................
    5,046 Custodian fees and expenses.....................................................           4,765 Registration and
filing fees....................................................           3,568 Directors' fees and
expenses....................................................           1,015
Other...........................................................................           3,705
                  Total expenses..............................................................         108,530 Less
expenses paid indirectly -- Note 4.........................................          (3,784)
                                       ---------     Net expenses................................................................
104,746                                                                                        --------- NET INVESTMENT
INCOME...........................................................         632,410
                    ---------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments................................................         177,255 Net change in unrealized
appreciation or depreciation on investments............        (225,125)
                            --------- NET REALIZED AND UNREALIZED LOSS................................................
       (47,870)                                                                                        --------- NET INCREASE IN
NET ASSETS RESULTING FROM OPERATIONS............................       $ 584,540
                                                          =========




See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS The New York Tax-Exempt Income Fund, Inc.

                                                                                        Six Months
     Ended                                                                                        April 30, 1998
     Year Ended                                                                 (Unaudited)              October
31, 1997                                                                        --------------            ----------------
 OPERATIONS:
Net investment income...........................................................        $   632,410              $  1,537,322 Net
realized gain.....................................            177,255                   287,554 Net change in
unrealized appreciation or depreciation...........................           (225,125)                  (82,854)
                                                                        -----------              ------------
  Net increase in net assets resulting from operations..........................            584,540
1,742,022                                  -----------              ------------DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income............................................           (748,178)
(1,581,763) Distributions from net realized gain............................................           (272,510)
     --                                                                         ------------             ------------ CAPITAL
STOCK TRANSACTIONS:
Proceeds from shares issued to shareholders in
  reinvestment of dividends and distributions -- Note 2.........................            172,825
289,815                                                                                         -----------            ------------
NET ASSETS:
Total increase (decrease).......................................................           (263,323)                  450,074
Beginning of period.............................................................         24,392,172                23,942,098
                                                                     -----------              ------------ End of period [including
undistributed (overdistributed) net investment   income of $(88,505) and $69,752,
respectively]................................        $24,128,849               $24,392,172
                                        ===========               ===========




See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
The New York Tax-Exempt Income Fund, Inc.

                                                      Six Months                                                         Ended
       Year Ended October 31,                                                             April 30, 1998
-----------------------------------------------------------                                                        Unaudited)
1997         1996         1995         1994         1993  ------       ------       ------        -----        -----
 PER SHARE OPERATING DATA:
                                        Net asset value, beginning of period................  $  9.76          $  9.69      $
9.79      $  9.33       $ 10.77      $ 10.37                                                 -------          -------      -------
  -------       -------      ------- Income (loss) from investment operations:
                              Net investment income.............................     .18              .62          .64          .63
  .65          .66   Net realized and unrealized gain (loss) ..........      .05              .09         (.10)         .47
  (1.18)         .55                                                       -------  -------      -------      -------       -------
-------    Total income (loss) from
investment operations..........................      .23              .71          .54         1.10          (.53)        1.21
                                             -------          -------      ------  -------       -------      ------- Dividends and
distributions to                                                                                               shareholders:
                                                                                        Dividends from net investment
                                                  income.........................................     (.30)            (.64)
(.64)        (.64)         (.66)        (.74)    Distributions from net realized gain ............     (.11)              --
     --           --            --         (.07)    Distributions in excess of net
  realized gain..................................       --               --           --           --          (.25)
                                                      -------          -------      -------      -------       -------      -------
Total dividends and distributions to
shareholders.................................     (.41)            (.64)        (.64)        (.64)         (.91)        (.81)
                                        -------          -------      -------      -------       -------   ------- Net asset value,
end of period......................  $  9.58          $  9.76      $  9.69      $  9.79       $  9.33      $ 10.77
                                     =======          =======      =======      =======       =======
======= Market value, end of period.........................  $  9.44          $ 10.25      $ 10.00      $  9.63
$  9.50      $ 12.63
TOTAL RETURN, AT MARKET VALUE(1)....................     2.34%            9.40%       10.82%
8.32%       (17.70)%      25.11%

RATIOS/SUPPLEMENTAL DATA:                                                                                                  Net
assets, end of period (in thousands)............  $24,129          $24,392      $23,942      $23,879
$22,468      $25,516 Average net assets (in thousands)...................  $24,391          $24,088      $23,840
   $23,143       $23,852      $24,936 Ratios to average net assets:

                                Net investment income.............................     5.23%(2)         6.35%        6.58%
6.62%         6.53%        6.26%   Expenses(3).......................................     0.87%(2)         0.85%
0.85%        0.88%         0.87%        0.84% Portfolio turnover rate(4)..........................     37.6%

33.2%          13%          12%            6%          28%

(1) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. (2) Annualized

(3) Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1998 were $9,065,426 and $10,137,964, respectively.



See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited) The New York Tax-Exempt Income Fund, Inc.


1. SIGNIFICANT ACCOUNTING POLICIES

The New York Tax-Exempt Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund seeks to provide current income which is exempt from federal, New York State and New York City income taxes. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund. Investment Valuation -- Portfolio securities are valued at the close of the American Stock Exchange on the last day of each week on which day the American Stock Exchange is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Federal Taxes -- The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders -- The Fund intends to declare and pay dividends from net investment income monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year. Classification of Distributions to Shareholders --Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Other -- Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Accordingly, during the six months ended April 30, 1998, amounts have been reclassified to reflect a decrease in distributed net investment income of $42,489, an increase in unrealized appreciation on investments of $244,747 and a decrease in paid-in capital of $202,258. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) The New York Tax-Exempt Income Fund, Inc.

the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund has authorized 250 million shares of $.01 par value capital stock. Of these shares, 157,107 shares were reserved for issuance under a Dividend Reinvestment and Cash Purchase Plan.
Transactions in shares of capital stock were as follows:

                                   Six Months Ended         Year Ended                                    April 30, 1998
October 31, 1997                                    ----------------         ----------------                                 Shares
  Amount         Shares    Amount                                    ------    ------         ------    ------
 Net increase from dividends
 and distributions reinvested      17,795    $172,825       29,677    $289,815
======    ========       ======    ========


3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At April 30, 1998, net unrealized appreciation on investments of $918,848 was composed of gross appreciation of $1,054,321, and gross depreciation of $135,473.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the Fund's average annual net assets.

The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred. Shareholder Financial Services, Inc. (SFSI), a wholly-owned subsidiary of the Manager, is the transfer agent and registrar for the Fund. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) The New York Tax-Exempt Income Fund, Inc.


5. SHAREHOLDER MEETING

On April 16, 1998, a special shareholder meeting was held at which the four Directors identified below were elected and the selection of Deloitte & Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning November 1, 1997 was ratified (Proposal No. 1) as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

                                                                               Withheld/                                 Broker
Nominee/Proposal                   For                      Against             Abstain              Total
Non-Votes ----------------               -------------              ----------          ----------          -------------
---------
Directors
C. Howard Kast                 2,042,243.123              32,129.029                   0          2,074,372.152
160,705 Robert M. Kirchner             2,042,243.123              32,129.029                   0
2,074,372.152        160,705 Ned M. Steel                   2,042,243.123              32,129.029                   0
       2,074,372.152        160,705 George C. Bowen                2,042,243.123              32,129.029
      0          2,074,372.152        160,705 Proposal No. 1                 2,030,209.892              12,330.611
     31,831.649          2,074,372.152        160,705

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

GENERAL INFORMATION CONCERNING THE FUND

The New York Tax-Exempt Income Fund, Inc. is a closed-end investment company whose shares trade on the American Stock Exchange (the ASE). The Fund seeks to provide high current income which is exempt from federal, New York State and New York City income taxes. A portion of the Fund's distributions may be subject to income tax. For investors subject to the alternative minimum income tax, a portion of the Fund's distributions may increase that tax. The Fund seeks to achieve its objective by investing in municipal obligations, the income from which is generally tax-exempt as described above. The Fund may invest in municipal lease obligations, municipal obligations with variable or floating interest rates and certain derivative investments, such as inverse floaters. The Fund may also use certain hedging instruments. At the April 28, 1998 Board of Directors meeting, the Board approved a non-fundamental investment policy permitting the Fund to invest in municipal lease obligations with "non-appropriation" clauses, subject to the Fund's liquidity and credit quality guidelines for municipal lease obligations. The investment advisor (the Manager) of the Fund is OppenheimerFunds, Inc.

The Portfolio Manager of the Fund is Robert E. Patterson, who also serves as Vice President of the Fund and Senior Vice President of the Manager. Mr. Patterson has been the person principally responsible for the day-to-day management of the Fund's portfolio since February 1992. Mr. Patterson also serves as an officer and portfolio manager for certain mutual funds managed by the Manager.


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Fund (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Fund will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $.75.

Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Fund for payment of the Distribution in additional Shares at the greater of the Fund's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on the ASE, or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Fund.

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee. Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Fund. There are no brokerage charges for Shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Fund. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO, 80217-3673 or by calling 1-800-647-7374.
Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the ASE section of newspapers. The Fund's ASE trading symbol is XTX. Weekly comparative net asset value (NAV) and market price information about The New York Tax-Exempt Income Fund, Inc. is published each Monday in The Wall Street Journal and The New York Times and each Saturday in Barron's in a table under the heading "Closed-End Bond Funds."

                 (This page has been left blank intentionally)

                      OPPENHEIMER NEW YORK MUNICIPAL FUND

                                   FORM N-14

                                    PART C

                               OTHER INFORMATION


Item 15.                           Indemnification

                                   Reference is made to Article Seventh of
Registrant's Amended and Restated Declaration of Trust filed with Post-Effective Amendment No. 20.

Item 16.                           Exhibits

                             (1) Amended and Restated Declaration of Trust dated
9/16/96: Filed with Post-Effective Amendment No. 20, 1/17/97, and incorporated herein by reference.

                         (2) By-Laws amended as of 8/6/87: Previously filed with
Post-Effective Amendment No. 5 to Registrant's Registration Statement, 1/27/88, refiled with Registrant's Post Effective Amendment No. 14, 1/27/95 pursuant to
Item 102 of Regulation S-T, and incorporated herein by reference.

                         (3) Not applicable.

                         (4) (i) Agreement and Plan of Reorganization between Registrant and The New York Tax-ExemptIncome Fund, Inc.: See Exhibit A to Part
A of this Registration Statement.

                         (5) (i) Class A Specimen Share Certificate: Filed with Post-Effective Amendment No. 20, 1/17/97, and incorporated herein by reference.

                         (ii)Class B Specimen Share Certificate: Filed with Post-Effective Amendment No. 20, 1/17/97, and incorporated herein by reference.

                         (iii) Class C Specimen Share Certificate: Filed with Post-Effective Amendment No. 20, 1/17/97, and incorporated herein by reference.

          (6) Investment Advisory Agreement dated October 22, 1990: Filed with Post- Effective Amendment No. 8 to Registrant's Registration Statement, 12/3/90, refiled with Registrant's Post Effective Amendment No. 14, 1/27/95 pursuant to
Item 102 of Regulation S-T, and incorporated herein by reference.

          (7) (i) General  Distributor's  Agreement dated  12/10/92:  Filed with
Post- Effective Amendment No. 12 to Registrant's Registration Statement, 11/26/93, and incorporated herein by reference.

               (ii) Form of OppenheimerFunds Distributor, Inc. Dealer Agreement:
Filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

               (iii)  Form  of   OppenheimerFunds   Distributor,   Inc.   Broker
Agreement: Filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

               (iv) Form of OppenheimerFunds Distributor, Inc. Agency Agreement:
Filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

               (v) Broker Agreement between Oppenheimer Fund Management, Inc. and Newbridge Securities dated 11/1/86: Filed with Post-Effective Amendment No. 25 of Oppenheimer Growth Fund (Reg. No. 2-45272), 10/30/86, refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

          (8) Retirement Plan for Non-Interested Trustees or Directors dated 6/7/90: Filed with Post-Effective Amendment No. 97 of Oppenheimer Fund(Reg. No.
2-14586), 8/30/90, refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2- 45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

          (9) Custodian  Agreement with  Citibank,  N.A. dated January 20, 1996:
Filed with Post-Effective Amendment No. 20, 1/17/97, and incorporated herein by reference.

          (10) (i) Class A Service Plan and Agreement dated 6/10/93:  Previously
filed  with  Post-Effective  Amendment  No.  13  to  Registrant's   Registration
Statement, 1/24/94, and incorporated herein by reference.

               (ii) Class B Distribution and Service Plan and Agreement dated 6/1/95: Filed with Post-Effective Amendment No. 20, 1/17/97, and incorporated herein by reference.

                  (iii) Class C Distribution and Service Plan and Agreement dated August 29, 1995: Previously filed with Post-Effective Amendment No. 16 to Registrant's Registration Statement, 6/28/95, and incorporated herein by reference.

            (11) Opinion and Consent of Counsel dated 7/3/84: Previously filed with Pre- Effective Amendment No. 1 to Registrant's Registration Statement, 7/12/84, refiled with Registrant's Post Effective Amendment No. 14, 1/27/95 pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.


            (12) (i) Form of Tax Opinion addressed to The New York Tax-Exempt Income Fund, Inc. relating to the Reorganization, and Form of Tax Opinion addressed to Oppenheimer New York Municipal Fund relating to the Reorganization:
Filed herewith


            (13) Not applicable.


            (14) (i) Consent of Auditors of Registrant: Filed herewith

               (ii) Consent of Auditors of The New York Tax Exempt  Income Fund,
Inc.: Filed herewith


            (15) Not applicable.

            (16) Previously filed with Post-Effective Amendment No. 18 to Registrant's Registration Statement, 2/1/96 (Bridget A. Macaskill); others previously filed with Post-Effective Amendment No. 13 to Registrant's Registration Statement, 11/26/93, and incorporated herein by reference.

            (17) (i) Financial Data Schedules of Registrant's Class A, Class B, Class C Shares

               (ii) Financial Data  Schedules of The New York  Tax-Exempt  Fund,
Inc.


            (18) OppenheimerFunds Multiple Class Plan under Rule 18f-3 dated 10/24/95: filed with Post-Effective Amendment No. 12 to the Registration Statement of Oppenheimer California Tax-Exempt Fund (33-23566), 11/1/95, and incorporated herein by reference.


Item 17.    Undertakings

      (1)   Not applicable.

      (2) Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of New York and State of New York on the 17th day of September, 1998.



                              OPPENHEIMER NEW YORK MUNICIPAL FUND

                              By: /s/ Bridget A. Macaskill       *
                              -----------------------------------
                              Bridget A. Macaskill, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                          Title                    Date
----------                          -----                    ----


/s/ Leon Levy*                      Chairman of the          September 18, 1998
--------------                      Board of Trustees
Leon Levy

/s/ Bridget A. Macaskill*           President, Chief         September 18, 1998
------------------------            Executive Officer
Bridget A. Macaskill                and Trustee

/s/ George Bowen*                   Treasurer and            September 18, 1998
-----------------                   Principal Financial
George Bowen                        and Accounting

                                    Officer


/s/ Robert G. Galli*                Trustee                  September 18, 1998

--------------------
Robert G. Galli


/s/ Benjamin Lipstein*              Trustee                  September 18, 1998

----------------------
Benjamin Lipstein


/s/ Elizabeth B. Moynihan*          Trustee                  Setpember 18, 1998

--------------------------
Elizabeth B. Moynihan


/s/ Kenneth A. Randall*             Trustee                  September 18, 1998

-----------------------
Kenneth A. Randall


/s/ Edward V. Regan*                Trustee                  September 18, 1998

--------------------
Edward V. Regan




/s/ Russell S. Reynolds, Jr.*       Trustee                  September 18, 1998

-----------------------------
Russell S. Reynolds, Jr.


/s/ Donald W. Spiro*                Trustee                  September 18, 1998

--------------------
Donald W. Spiro


/s/ Pauline Trigere*                Trustee                  September 18, 1998

--------------------
Pauline Trigere


/s/ Clayton K. Yeutter*             Trustee                  September 18, 1998

-----------------------
Clayton K. Yeutter



*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack

                      OPPENHEIMER NEW YORK MUNICIPAL FUND

                                   FORM N-14

                               INDEX TO EXHIBITS


Exhibit
Number           Document


12(i)            Form of Tax Opinion Letter

14(i)            Independent Auditors' Consent of Registrant

14(ii)           Independent Auditors' Consent of The New York Tax-Exempt
                 Income FunInc.


17(i)            Financial Data Schedules of Registrant's Class A, Class B,
                 Class C Shares

17(ii)           Financial Data Schedules of The New York Tax-Exempt Fund, Inc.